AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 25, 2016

No. 333-102228

No. 811-21265

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 258	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 260	☒

(Check appropriate box or boxes)

POWERSHARES EXCHANGE-TRADED FUND TRUST

(Exact Name of Registrant as Specified in Charter)

3500 Lacey Road, Suite 700

Downers Grove, IL 60515

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (800) 983-0903

With a copy to:
Anna Paglia, Esq.	Alan P. Goldberg, Esq.
3500 Lacey Road, Suite 700	Stradley Ronon Stevens & Young, LLP
Downers Grove, IL 60515	191 North Wacker Drive, Suite 1601
(Name and Address of Agent for Service)	Chicago, Illinois 60606

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on August 26, 2016 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	On [date] pursuant to paragraph (a)(1) of Rule 485.
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
☐	on [date] pursuant to paragraph (a)(2) of Rule 485.

Prospectus	August 26, 2016

PowerShares Exchange-Traded Fund Trust

PPA	PowerShares Aerospace & Defense Portfolio	NYSE Arca, Inc.
PKW	PowerShares BuyBack AchieversTM Portfolio	NYSE Arca, Inc.
PZD	PowerShares CleantechTM Portfolio	NYSE Arca, Inc.
PFM	PowerShares Dividend AchieversTM Portfolio	NYSE Arca, Inc.
PYZ	PowerShares DWA Basic Materials Momentum Portfolio	NYSE Arca, Inc.
PEZ	PowerShares DWA Consumer Cyclicals Momentum Portfolio	NYSE Arca, Inc.
PSL	PowerShares DWA Consumer Staples Momentum Portfolio	NYSE Arca, Inc.
PXI	PowerShares DWA Energy Momentum Portfolio	NYSE Arca, Inc.
PFI	PowerShares DWA Financial Momentum Portfolio	NYSE Arca, Inc.
PTH	PowerShares DWA Healthcare Momentum Portfolio	NYSE Arca, Inc.
PRN	PowerShares DWA Industrials Momentum Portfolio	NYSE Arca, Inc.
PDP	PowerShares DWA Momentum Portfolio	NYSE Arca, Inc.
DWAQ	PowerShares DWA NASDAQ Momentum Portfolio	NYSE Arca, Inc.
PTF	PowerShares DWA Technology Momentum Portfolio	NYSE Arca, Inc.
PUI	PowerShares DWA Utilities Momentum Portfolio	NYSE Arca, Inc.
PBE	PowerShares Dynamic Biotechnology & Genome Portfolio	NYSE Arca, Inc.
PKB	PowerShares Dynamic Building & Construction Portfolio	NYSE Arca, Inc.
PXE	PowerShares Dynamic Energy Exploration & Production Portfolio	NYSE Arca, Inc.
PBJ	PowerShares Dynamic Food & Beverage Portfolio	NYSE Arca, Inc.
PWB	PowerShares Dynamic Large Cap Growth Portfolio	NYSE Arca, Inc.
PWV	PowerShares Dynamic Large Cap Value Portfolio	NYSE Arca, Inc.
PEJ	PowerShares Dynamic Leisure and Entertainment Portfolio	NYSE Arca, Inc.
PWC	PowerShares Dynamic Market Portfolio	NYSE Arca, Inc.
PBS	PowerShares Dynamic Media Portfolio	NYSE Arca, Inc.
PXQ	PowerShares Dynamic Networking Portfolio	NYSE Arca, Inc.
PXJ	PowerShares Dynamic Oil & Gas Services Portfolio	NYSE Arca, Inc.
PJP	PowerShares Dynamic Pharmaceuticals Portfolio	NYSE Arca, Inc.
PMR	PowerShares Dynamic Retail Portfolio	NYSE Arca, Inc.
PSI	PowerShares Dynamic Semiconductors Portfolio	NYSE Arca, Inc.
PSJ	PowerShares Dynamic Software Portfolio	NYSE Arca, Inc.
PGF	PowerShares Financial Preferred Portfolio	NYSE Arca, Inc.

PRF	PowerShares FTSE RAFI US 1000 Portfolio	NYSE Arca, Inc.
PRFZ	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	The NASDAQ Stock Market LLC
PSP	PowerShares Global Listed Private Equity Portfolio	NYSE Arca, Inc.
PGJ	PowerShares Golden Dragon China Portfolio	NYSE Arca, Inc.
PEY	PowerShares High Yield Equity Dividend AchieversTM Portfolio	NYSE Arca, Inc.
PID	PowerShares International Dividend AchieversTM Portfolio	NYSE Arca, Inc.
PNQI	PowerShares NASDAQ Internet Portfolio	The NASDAQ Stock Market LLC
EQWS	PowerShares Russell 2000 Equal Weight Portfolio	NYSE Arca, Inc.
PXSG	PowerShares Russell 2000 Pure Growth Portfolio	NYSE Arca, Inc.
PXSV	PowerShares Russell 2000 Pure Value Portfolio	NYSE Arca, Inc.
EQWM	PowerShares Russell Midcap Equal Weight Portfolio	NYSE Arca, Inc.
PXMG	PowerShares Russell Midcap Pure Growth Portfolio	NYSE Arca, Inc.
PXMV	PowerShares Russell Midcap Pure Value Portfolio	NYSE Arca, Inc.
EQWL	PowerShares Russell Top 200 Equal Weight Portfolio	NYSE Arca, Inc.
PXLG	PowerShares Russell Top 200 Pure Growth Portfolio	NYSE Arca, Inc.
PXLV	PowerShares Russell Top 200 Pure Value Portfolio	NYSE Arca, Inc.
PBP	PowerShares S&P 500 BuyWrite Portfolio	NYSE Arca, Inc.
SPHQ	PowerShares S&P 500® Quality Portfolio	NYSE Arca, Inc.
PHO	PowerShares Water Resources Portfolio	NYSE Arca, Inc.
PBW	PowerShares WilderHill Clean Energy Portfolio	NYSE Arca, Inc.
PUW	PowerShares WilderHill Progressive Energy Portfolio	NYSE Arca, Inc.
PZI	PowerShares Zacks Micro Cap Portfolio	NYSE Arca, Inc.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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PPA	PowerShares Aerospace & Defense Portfolio

Summary Information

Investment Objective

The PowerShares Aerospace & Defense Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the SPADE® Defense Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.64%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of aerospace and defense companies that comprise the Underlying Index. As of June 18, 2016, the Underlying Index was composed of common stocks of 50 U.S. companies whose shares are listed on the New York Stock Exchange (“NYSE”), NYSE MKT or the NASDAQ Stock Market, LLC (“NASDAQ”). These companies are engaged principally in the development, manufacture, operation and support of defense, military, homeland security and space operations. These may include, for example, companies that provide the following products or services: defense electronics, aircraft, naval vessels, missiles, spacecraft and launch vehicles, ground vehicles, communications, sensors, information technology and network centric warfare, unmanned vehicles, satellite-based services and ground-based equipment and electronics, products or services. Strictly in accordance with its

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guidelines and mandated procedures, ISBC, LLC (“ISBC” or the “Index Provider”) identifies common stocks for inclusion in the Underlying Index and weights them according to its modified market capitalization methodology. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Aerospace and Defense Industry Risk. Government aerospace and defense regulation and spending policies can significantly affect the aerospace and defense industry because many companies involved in the aerospace and defense industry rely to a large extent on U.S. (and other) Government demand for their products and services. There are significant inherent risks in contracting with the U.S. Government that could have a material adverse effect on the business, financial condition and results of operations of industry participants.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

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Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 5.52%.

Best Quarter	Worst Quarter
18.14% (2nd Quarter 2009)	(19.28)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (10/26/05)
Return Before Taxes	4.23%	15.32%	9.80%	10.08%
Return After Taxes on Distributions	3.88%	15.02%	9.60%	9.88%
Return After Taxes on Distributions and Sale of Fund Shares	2.68%	12.35%	8.07%	8.33%
SPADE® Defense Index (reflects no deduction for fees, expenses or taxes)	4.89%	16.08%	10.51%	10.80%
S&P Composite 1500 Aerospace & Defense Index (reflects no deduction for fees, expenses or taxes)	4.65%	16.65%	11.56%	12.11%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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PKW	PowerShares BuyBack AchieversTM Portfolio

Summary Information

Investment Objective

The PowerShares BuyBack AchieversTM Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ US BuyBack AchieversTM Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) includes common stocks in the Underlying Index pursuant to a proprietary selection methodology that identifies a universe of “BuyBack AchieversTM”. To qualify for the universe of “BuyBack AchieversTM,” an issuer must have effected a net reduction in shares outstanding of 5% or more in the past 12 months. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector.

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The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer preferences. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by

7

showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 0.17%.

Best Quarter	Worst Quarter
17.77% (2nd Quarter 2009)	(20.64)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (12/20/06)
Return Before Taxes	(4.32)%	14.48%	7.85%
Return After Taxes on Distributions	(4.57)%	14.25%	7.67%
Return After Taxes on Distributions and Sale of Fund Shares	(2.23)%	11.67%	6.35%
NASDAQ US BuyBack AchieversTM Index (reflects no deduction for fees, expenses or taxes)	(3.73)%	15.26%	8.62%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	6.35%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

8

PZD	PowerShares CleantechTM Portfolio

Summary Information

Investment Objective

The PowerShares CleantechTM Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of The Cleantech IndexTM (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.73%
Fee Waivers and Expense Assumption(1)	0.06%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.67%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$68	$227	$400	$901

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in stocks of clean technology (or “cleantech”) companies (as described below) that comprise the Underlying Index and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) based on the stocks in the Underlying Index. The Fund anticipates that the majority of its investment will be in the stocks that comprise the Underlying Index, rather than in ADRs. The Underlying Index is a modified equally weighted index currently comprised of stocks of publicly traded cleantech companies and ADRs on such stocks. Strictly in accordance with its guidelines and mandated procedures, Cleantech Indices LLC (“Cleantech” or the “Index Provider”) identifies securities for inclusion in the Underlying Index. Cleantech considers a company to be a cleantech company when it derives at least 50% of its revenues or operating profits from cleantech businesses, which are defined as: businesses that provide knowledge-based products (or services) that add economic value by reducing cost and raising productivity and/or product performance, while reducing the consumption of resources and the negative impact on the environment and public health. The Underlying Index focuses on companies that are leaders in the innovation and commercial deployment of cleantech products/services across a broad range of industries, including, but not limited to, clean energy, energy efficiency and transmission, clean water, advanced materials, eco-friendly agriculture, transportation, manufacturing efficiency, recycling and pollution prevention. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Cleantech Sector Risk. There are risks in investing in the cleantech sector, including the risks of focusing investments in the water, energy and environmental sectors. Adverse developments in the water, energy and environmental sectors may significantly affect the value of the Shares. Companies involved in the water sector are subject to tax and price fluctuations and competition. Securities of companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, the success of project development and tax and other governmental regulatory policies. Weak demand for the companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, may adversely affect the Fund’s performance. The cleantech sector is an emerging growth industry, and therefore such companies may be more volatile.

Foreign Securities Risk. Since the Underlying Index may include ADRs and GDRs, the Fund’s investments involve risks of investing in foreign securities in addition to the risks associated with domestic securities. In general, foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies, and therefore, not all material information regarding these companies will be available.

ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could

10

negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 2.18%.

Best Quarter	Worst Quarter
28.40% (2nd Quarter 2009)	(32.57)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/24/06)
Return Before Taxes	2.59%	3.00%	2.43%
Return After Taxes on Distributions	2.40%	2.82%	2.33%
Return After Taxes on Distributions and Sale of Fund Shares	1.63%	2.33%	1.90%
The Cleantech IndexTM (Price Only) (reflects no deduction for fees, expenses or taxes, and reflects no dividends paid by the component companies of the index)	1.58%	2.24%	1.91%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	6.66%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

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Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2013
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	October 2013
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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PFM	PowerShares Dividend AchieversTM Portfolio

Summary Information

Investment Objective

The PowerShares Dividend AchieversTM Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ US Broad Dividend AchieversTM Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.55%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) includes common stock in the Underlying Index pursuant to a proprietary selection methodology that identifies a universe of “Dividend AchieversTM.” To qualify for the universe of “Dividend Achievers,TM” an issuer must have increased its annual regular cash dividend payments for at least each of its last ten or more calendar or fiscal years. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to

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the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Dividend Paying Security Risk. Securities that pay high dividends as a group can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in the Underlying Index and the capital resources available for such companies’ dividend payments may affect the Fund.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the

14

future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 11.47%.

Best Quarter	Worst Quarter
13.65% (3rd Quarter 2009)	(19.15)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (09/15/05)
Return Before Taxes	(3.13)%	10.31%	5.46%	5.49%
Return After Taxes on Distributions	(3.68)%	9.83%	5.05%	5.09%
Return After Taxes on Distributions and Sale of Fund Shares	(1.34)%	8.21%	4.39%	4.42%
NASDAQ US Broad Dividend AchieversTM Index (reflects no deduction for fees, expenses or taxes)	(2.58)%	10.95%	6.10%	6.14%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	(4.13)%	10.98%	6.11%	6.08%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

15

PYZ	PowerShares DWA Basic Materials Momentum Portfolio

Summary Information

Investment Objective

The PowerShares DWA Basic Materials Momentum Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Basic Materials Technical Leaders Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.69%
Fee Waivers and Expense Assumption(1)	0.09%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.60%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$212	$375	$850

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Underlying Index. The Underlying Index is composed of at least 30 common stocks of companies in the basic materials sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these common stocks from approximately 2,000 of the largest constituents by dollar volume within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Underlying Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the basic materials sector for inclusion in the Underlying Index. Companies in the basic materials sector are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals.

The total number of securities in the Underlying Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Underlying Index. The Index Provider weights each security by its momentum score, with higher-scoring securities representing a greater weight in the Underlying Index. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Basic Materials Sector Risk. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations may adversely affect the companies engaged in the production and distribution of basic materials.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

17

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 11.29%.

Best Quarter	Worst Quarter
24.95% (2nd Quarter 2009)	(28.84)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/12/06)
Return Before Taxes	(6.11)%	7.87%	8.74%
Return After Taxes on Distributions	(6.38)%	7.61%	8.47%
Return After Taxes on Distributions and Sale of Fund Shares	(3.23)%	6.22%	7.14%
Dorsey Wright® Basic Materials Technical Leaders Index(1) (reflects no deduction for fees, expenses or taxes)	(5.52)%	N/A	N/A
Blended-Dorsey Wright® Basic Materials Technical Leaders Index(2) (reflects no deduction for fees, expenses or taxes)	(5.52)%	8.63%	9.65%
S&P 500® Materials Index (reflects no deduction for fees, expenses or taxes)	(8.38)%	5.00%	5.77%

(1)

Effective February 19, 2014, the Fund changed its underlying index from the Dynamic Basic Materials Sector IntellidexSM Index to the DWA Basic Materials Technical LeadersTM Index. Effective July 1, 2015, DWA Basic Materials Technical LeadersTM Index changed its name to Dorsey Wright® Basic Materials Technical Leaders Index. Performance information for the “5 Years” and “Since Inception” periods for the Dorsey Wright® Basic Materials Technical Leaders Index is not available because it did not commence calculation and publication until June 30, 2013.

(2)

The data shown as “Blended-Dorsey Wright® Basic Materials Technical Leaders Index” is composed of the performance of the Dynamic Basic Materials Sector IntellidexSM Index from October 12, 2006, the Fund’s inception date, until February 19, 2014, followed by the performance of the Dorsey Wright® Basic Materials Technical Leaders Index from February 19, 2014 through December 31, 2015.

18

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

19

PEZ	PowerShares DWA Consumer Cyclicals Momentum Portfolio

Summary Information

Investment Objective

The PowerShares DWA Consumer Cyclicals Momentum Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Consumer Cyclicals Technical Leaders Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	0.71%
Fee Waivers and Expense Assumption(1)	0.11%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.60%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$216	$384	$872

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 139% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

20

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Underlying Index. The Underlying Index is composed of at least 30 common stocks of companies in the consumer discretionary (or cyclicals) sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these common stocks from approximately 2,000 of the largest constituents by dollar volume within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Underlying Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the consumer discretionary sector for inclusion in the Underlying Index. Companies in the consumer discretionary sector are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including retail, automotive, leisure and recreation, media and home construction and furnishing.

The total number of securities in the Underlying Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Underlying Index. The Index Provider weights each security by its momentum score, with higher-scoring securities representing a greater weight in the Underlying Index. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary (or “cyclicals”) sector are affected by fluctuations in supply and demand and changes in consumer preferences. Changes in discretionary consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

21

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was (5.47)%.

Best Quarter	Worst Quarter
17.07% (1st Quarter 2012)	(17.71)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/12/06)
Return Before Taxes	(0.70)%	12.37%	6.85%
Return After Taxes on Distributions	(0.84)%	12.24%	6.73%
Return After Taxes on Distributions and Sale of Fund Shares	(0.27)%	9.90%	5.52%
Dorsey Wright® Consumer Cyclicals Technical Leaders Index(1) (reflects no deduction for fees, expenses or taxes)	(0.08)%	N/A	N/A
Blended-Dorsey Wright® Consumer Cyclical Technical Leaders Index(2) (reflects no deduction for fees, expenses or taxes)	(0.08)%	13.15%	7.51%
S&P 500® Consumer Discretionary Index (reflects no deduction for fees, expenses or taxes)	10.11%	17.84%	10.37%

(1)

Effective February 19, 2014, the Fund changed its underlying index from the Dynamic Consumer Discretionary Sector IntellidexSM Index to the DWA Consumer Cyclicals Technical LeadersTM Index. Effective July 1, 2015, DWA Consumer Cyclicals Technical LeadersTM Index changed its name to Dorsey Wright® Consumer Cyclicals Technical Leaders Index. Performance information for the “5 Years” and “Since Inception” periods for the Dorsey Wright® Consumer Cyclicals Technical Leaders Index is not available because it did not commence calculation and publication until June 30, 2013.

22

(2)

The data shown as “Blended-Dorsey Wright® Consumer Cyclicals Technical Leaders Index” is composed of the performance of the Dynamic Consumer Discretionary Sector IntellidexSM Index from October 12, 2006, the Fund’s inception date, until February 19, 2014, followed by the performance of the Dorsey Wright® Consumer Cyclicals Technical Leaders Index from February 19, 2014 through December 31, 2015.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

23

PSL	PowerShares DWA Consumer Staples Momentum Portfolio

Summary Information

Investment Objective

The PowerShares DWA Consumer Staples Momentum Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Consumer Staples Technical Leaders Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.69%
Fee Waivers and Expense Assumption(1)	0.09%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.60%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$212	$375	$850

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

24

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Underlying Index. The Underlying Index is composed of at least 30 common stocks of companies in the consumer staples sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these common stocks from approximately 2,000 of the largest constituents by dollar volume within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Underlying Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the consumer staples sector for inclusion in the Underlying Index. Companies in the consumer staples sector are principally engaged in the businesses of providing consumer goods and services that have non-cyclical characteristics, including tobacco, textiles, food and beverages, and non-discretionary retail goods and services.

The total number of securities in the Underlying Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Underlying Index. The Index Provider weights each security by its momentum score, with higher-scoring securities representing a greater weight in the Underlying Index. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Consumer Staples Sector Risk. Changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending may adversely affect companies in the consumer staples sector. Companies in this sector also are affected by changes in government regulation, world events and economic conditions, as well as natural and man-made disasters and political, social or labor unrest that affect production and distribution of consumer staple products.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

25

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 3.60%.

Best Quarter	Worst Quarter
16.59% (2nd Quarter 2009)	(17.36)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/12/06)
Return Before Taxes	13.48%	16.16%	10.90%
Return After Taxes on Distributions	13.15%	15.84%	10.61%
Return After Taxes on Distributions and Sale of Fund Shares	7.88%	13.05%	8.97%
Dorsey Wright® Consumer Staples Technical Leaders Index(1) (reflects no deduction for fees, expenses or taxes)	14.11%	N/A	N/A
Blended-Dorsey Wright® Consumer Staples Technical Leaders Index(2) (reflects no deduction for fees, expenses or taxes)	14.11%	16.91%	11.65%
S&P 500® Consumer Staples Index (reflects no deduction for fees, expenses or taxes)	6.60%	14.51%	10.84%

(1)

Effective February 19, 2014, the Fund changed its underlying index from the Dynamic Consumer Staples Sector IntellidexSM Index to the DWA Consumer Staples Technical LeadersTM Index. Effective July 1, 2015, DWA Consumer Staples Technical LeadersTM Index changed its name to Dorsey Wright® Consumer Staples Technical Leaders Index. Performance information for the “5 Years” and “Since Inception” periods for the Dorsey Wright® Consumer Staples Technical Leaders Index is not available because it did not commence calculation and publication until June 30, 2013.

26

(2)

The data shown as “Blended-Dorsey Wright® Consumer Staples Technical Leaders Index” is composed of the performance of the Dynamic Consumer Staples Sector IntellidexSM Index from October 12, 2006, the Fund’s inception date, until February 19, 2014, followed by the performance of the Dorsey Wright® Consumer Staples Technical Leaders Index from February 19, 2014 through December 31, 2015.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

27

PXI	PowerShares DWA Energy Momentum Portfolio

Summary Information

Investment Objective

The PowerShares DWA Energy Momentum Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Energy Technical Leaders Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	0.76%
Fee Waivers and Expense Assumption(1)	0.16%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.60%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$227	$407	$927

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 119% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

28

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Underlying Index. The Underlying Index is composed of at least 30 common stocks of companies in the energy sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these common stocks from approximately 2,000 of the largest constituents by dollar volume within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Underlying Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the energy sector for inclusion in the Underlying Index. Companies in the energy sector are principally engaged in the business of producing, distributing or servicing energy-related products, including oil and gas exploration and production, refining, oil services, pipeline, and solar, wind and other non-oil based energy.

The total number of securities in the Underlying Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Underlying Index. The Index Provider weights each security by its momentum score, with higher-scoring securities representing a greater weight in the Underlying Index. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Energy Sector Risk. Changes in worldwide energy prices, exploration and production spending may adversely affect companies in the energy sector. In addition, changes in government regulation, world events and economic conditions can affect these companies. These companies also are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector.

Oil and Gas Services Industry Risk. The profitability of companies in the oil and gas services industry may be affected adversely by changes in worldwide energy prices, exploration and production spending. Changes in economic conditions, government regulation and events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest, and terrorism and natural disasters) also affect companies in this industry. In addition, these companies are at risk for environmental damage claims. Companies in this industry could be adversely affected by commodity price volatility, changes in exchange rates, interest rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, energy conservation efforts, technological developments and labor relations. Companies in the oil and gas services industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks

29

that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 13.71%.

Best Quarter	Worst Quarter
29.88% (2nd Quarter 2009)	(38.20)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

30

	1 Year	5 Years	Since Inception (10/12/06)
Return Before Taxes	(23.97)%	(1.07)%	3.75%
Return After Taxes on Distributions	(24.27)%	(1.30)%	3.59%
Return After Taxes on Distributions and Sale of Fund Shares	(13.22)%	(0.71)%	3.03%
Dorsey Wright® Energy Technical Leaders Index(1) (reflects no deduction for fees, expenses or taxes)	(23.52)%	N/A	N/A
Blended-Dorsey Wright® Energy Technical Leaders Index(2) (reflects no deduction for fees, expenses or taxes)	(23.52)%	(0.40)%	4.40%
S&P 500® Energy Index (reflects no deduction for fees, expenses or taxes)	(21.12)%	(0.07)%	3.21%

(1)

Effective February 19, 2014, the Fund changed its underlying index from the Dynamic Energy Sector IntellidexSM Index to the DWA Energy Technical LeadersTM Index. Effective July 1, 2015, DWA Energy Technical LeadersTM Index changed its name to Dorsey Wright® Energy Technical Leaders Index. Performance information for the “5 Years” and “Since Inception” periods for the Dorsey Wright® Energy Technical Leaders Index is not available because it did not commence calculation and publication until June 30, 2013.

(2)

The data shown as “Blended-Dorsey Wright® Energy Technical Leaders Index” is composed of the performance of the Dynamic Energy Sector IntellidexSM Index from October 12, 2006, the Fund’s inception date, until February 19, 2014, followed by the performance of the Dorsey Wright® Energy Technical Leaders Index from February 19, 2014 through December 31, 2015.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

31

PFI	PowerShares DWA Financial Momentum Portfolio

Summary Information

Investment Objective

The PowerShares DWA Financial Momentum Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Financials Technical Leaders Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.34%
Total Annual Fund Operating Expenses	0.84%
Fee Waivers and Expense Assumption(1)	0.24%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.60%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$244	$442	$1,015

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 119% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

32

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Underlying Index. The Underlying Index is composed of at least 30 common stocks of companies in the financials sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these common stocks from approximately 2,000 of the largest constituents by dollar volume within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Underlying Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the financial sector for inclusion in the Underlying Index. Companies in the financial services sector are principally engaged in the business of providing services and products, including banking, investment services, insurance and real estate finance services.

The total number of securities in the Underlying Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Underlying Index. The Index Provider weights each security by its momentum score, with higher-scoring securities representing a greater weight in the Underlying Index. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Financial Sector Risk. The market value of securities of issuers in the financial sector can be affected by factors such as adverse regulatory or economic occurrences affecting the financial sector, availability of credit, fluctuations in asset values, unstable interest rates, increased competition, continuing consolidations and development of new products and structures. Furthermore, increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times,

33

such industry or sector may be out of favor and underperform other industries or the market as a whole.

Real Estate Risk. Investing in securities of real estate companies includes risks such as: fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws, that may affect the real estate industry.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 2.46%.

Best Quarter	Worst Quarter
16.82% (4th Quarter 2011)	(23.14)% (1st Quarter 2009)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

34

	1 Year	5 Years	Since Inception (10/12/06)
Return Before Taxes	1.14%	11.51%	3.49%
Return After Taxes on Distributions	0.79%	11.21%	3.25%
Return After Taxes on Distributions and Sale of Fund Shares	0.93%	9.17%	2.74%
Dorsey Wright® Financials Technical Leaders Index(1) (reflects no deduction for fees, expenses or taxes)	1.75%	N/A	N/A
Blended-Dorsey Wright® Financials Technical Leaders Index(2) (reflects no deduction for fees, expenses or taxes)	1.75%	12.31%	4.29%
S&P 500® Financials Index (reflects no deduction for fees, expenses or taxes)	(1.53)%	10.45%	(2.08)%

(1)

Effective February 19, 2014, the Fund changed its underlying index from the Dynamic Financial Sector IntellidexSM Index to the DWA Financials Technical LeadersTM Index. Effective July 1, 2015, DWA Financials Technical LeadersTM Index changed its name to Dorsey Wright® Financials Technical Leaders Index. Performance information for the “5 Years” and “Since Inception” periods for the Dorsey Wright® Financials Technical Leaders Index is not available because it did not commence calculation and publication until June 30, 2013.

(2)

The data shown as “Blended-Dorsey Wright® Financials Technical Leaders Index” is composed of the performance of the Dynamic Financial Sector IntellidexSM Index from October 12, 2006, the Fund’s inception date, until February 19, 2014, followed by the performance of the Dorsey Wright® Financials Technical Leaders Index from February 19, 2014 through December 31, 2015.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

35

PTH	PowerShares DWA Healthcare Momentum Portfolio

Summary Information

Investment Objective

The PowerShares DWA Healthcare Momentum Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Healthcare Technical Leaders Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.70%
Fee Waivers and Expense Assumption(1)	0.10%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.60%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$214	$380	$861

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 200% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

36

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Underlying Index. The Underlying Index is composed of at least 30 common stocks of companies in the healthcare sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these common stocks from approximately 2,000 of the largest constituents by dollar volume within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Underlying Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the healthcare sector for inclusion in the Underlying Index. Companies in the healthcare sector are principally engaged in the business of providing healthcare-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities.

The total number of securities in the Underlying Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Underlying Index. The Index Provider weights each security by its momentum score, with higher-scoring securities representing a greater weight in the Underlying Index. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Healthcare Sector Risk. Factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments can affect companies in the healthcare sector.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

37

Biotechnology and Genome Industry Risk. The biotechnology and genome industry can be significantly affected by patent considerations, including the termination of patent protections for their products, intense competition both domestically and internationally, rapid technological change and obsolescence, government regulation and expensive insurance costs due to the risk of product liability lawsuits. In addition, the biotechnology and genome industry is an emerging growth industry, and therefore biotechnology and genome companies may be thinly capitalized and more volatile than companies with greater capitalizations. Biotechnology and genome companies must contend with high development costs, which may be exacerbated by the inability to raise prices to cover costs because of managed care pressure, government regulation or price controls.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The year-to-date total return for the six months ended June 30, 2016 was (19.02)%.

Best Quarter	Worst Quarter
16.26% (1st Quarter 2013)	(22.18)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

38

	1 Year	5 Years	Since Inception (10/12/06)
Return Before Taxes	2.28%	15.79%	9.17%
Return After Taxes on Distributions	2.28%	15.73%	9.13%
Return After Taxes on Distributions and Sale of Fund Shares	1.29%	12.77%	7.50%
Dorsey Wright® Healthcare Technical Leaders Index(1) (reflects no deduction for fees, expenses or taxes)	2.97%	N/A	N/A
Blended-Dorsey Wright® Healthcare Technical Leaders Index(2) (reflects no deduction for fees, expenses or taxes)	2.97%	16.60%	9.97%
S&P 500® Health Care Index (reflects no deduction for fees, expenses or taxes)	6.89%	20.29%	10.91%

(1)

Effective February 19, 2014, the Fund changed its underlying index from the Dynamic Healthcare Sector IntellidexSM Index to the DWA Healthcare Technical LeadersTM Index. Effective July 1, 2015, DWA Healthcare Technical LeadersTM Index changed its name to Dorsey Wright® Healthcare Technical Leaders Index. Performance information for the “5 Years” and “Since Inception” periods for the Dorsey Wright® Healthcare Technical Leaders Index is not available because that Index did not commence calculation and publication until June 30, 2013.

(2)

The data shown as “Blended—Dorsey Wright® Healthcare Technical Leaders Index” is composed of the performance of the Dynamic Healthcare Sector IntellidexSM Index from October 12, 2006, the Fund’s inception date, until February 19, 2014, followed by the performance of the Dorsey Wright® Healthcare Technical Leaders Index from February 19, 2014 through December 31, 2015.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

39

PRN	PowerShares DWA Industrials Momentum Portfolio

Summary Information

Investment Objective

The PowerShares DWA Industrials Momentum Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Industrials Technical Leaders Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.65%
Fee Waivers and Expense Assumption(1)	0.05%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.60%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$203	$357	$806

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 122% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

40

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Underlying Index. The Underlying Index is composed of at least 30 common stocks of companies in the industrials sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these common stocks from approximately 2,000 of the largest constituents by dollar volume within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Underlying Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the industrials sector for inclusion in the Underlying Index. Companies in the industrials sector are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing products and services.

The total number of securities in the Underlying Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Underlying Index. The Index Provider weights each security by its momentum score, with higher-scoring securities representing a greater weight in the Underlying Index. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Also, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

41

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 7.24%.

Best Quarter	Worst Quarter
21.71% (2nd Quarter 2009)	(24.78)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/12/06)
Return Before Taxes	(5.70)%	9.60%	7.02%
Return After Taxes on Distributions	(5.80)%	9.45%	6.87%
Return After Taxes on Distributions and Sale of Fund Shares	(3.15)%	7.63%	5.66%
Dorsey Wright® Industrials Technical Leaders Index(1) (reflects no deduction for fees, expenses or taxes)	(5.08)%	N/A	N/A
Blended-Dorsey Wright® Industries Technical Leaders Index(2) (reflects no deduction for fees, expenses or taxes)	(5.08)%	10.56%	7.93%
S&P 500® Industrials Index (reflects no deduction for fees, expenses or taxes)	(2.53)%	11.54%	6.71%

(1)

Effective February 19, 2014, the Fund changed its underlying index from the Dynamic Industrials Sector IntellidexSM Index to the DWA Industrials Technical LeadersTM Index. Effective July 1, 2015, DWA Industrials Technical LeadersTM Index changed its name to Dorsey Wright® Industrials Technical Leaders Index. Performance information for the “5 Years” and “Since Inception” periods for the Dorsey Wright® Industrials Technical Leaders Index is not available because that Index did not commence calculation and publication until June 30, 2013.

42

(2)

The data shown as “Blended-Dorsey Wright® Industrials Technical Leaders Index” is composed of the performance of the Dynamic Industrials Sector IntellidexSM Index from October 12, 2006, the Fund’s inception date, until February 19, 2014, followed by the performance of the Dorsey Wright® Industrials Technical Leaders Index from February 19, 2014 through December 31, 2015.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

43

PDP	PowerShares DWA Momentum Portfolio

Summary Information

Investment Objective

The PowerShares DWA Momentum Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Technical Leaders Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.64%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 100% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. The Underlying Index is composed of approximately 100 common stocks from an eligible universe of approximately 1,000 securities of large capitalization companies that trade on any U.S. exchange and that are included within the NASDAQ Composite Index. Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) includes common stocks pursuant to a proprietary selection methodology that is designed to identify companies that demonstrate powerful relative strength characteristics. The Index Provider bases these relative strength characteristics on each security’s market performance. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

44

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer preferences. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Mid-Capitalization Company Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often mid-capitalization companies and the industries in which they focus are still evolving, and, as a result, they may be more sensitive to changing market conditions.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high

45

brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 1.92%.

Best Quarter	Worst Quarter
22.37% (3rd Quarter 2009)	(24.93)% (3rd Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (03/01/07)
Return Before Taxes	1.30%	12.44%	6.77%
Return After Taxes on Distributions	1.21%	12.36%	6.70%
Return After Taxes on Distributions and Sale of Fund Shares	0.82%	9.96%	5.44%
Dorsey Wright® Technical Leaders Index (reflects no deduction for fees, expenses or taxes)	1.98%	N/A	N/A
Blended-Dorsey Wright® Technical Leaders Index(1) (reflects no deduction for fees, expenses or taxes)	1.98%	12.50%	6.80%
Russell 3000® Growth Index (reflects no deduction for fees, expenses or taxes)	5.09%	13.30%	8.50%

(1)	The data shown as “Blended” is composed of price only returns which reflects no dividends paid by the component companies of the index from March 1, 2007, the Fund’s inception date, through December 31, 2013 and total return which reflects dividends paid by the component companies of the index thereafter.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

46

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

47

DWAQ	PowerShares DWA NASDAQ Momentum Portfolio

Summary Information

Investment Objective

The PowerShares DWA NASDAQ Momentum Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® NASDAQ Technical Leaders Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.81%
Fee Waivers and Expense Assumption(1)	0.21%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.60%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that retail investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$238	$429	$982

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 118% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Underlying Index. Strictly in accordance with its guidelines and

48

mandated procedures, Dorsey, Wright and Associates, LLC (“Dorsey Wright” or the “Index Provider”) includes securities in the Underlying Index pursuant to a proprietary selection methodology that is designed to identify companies that demonstrate powerful relative strength characteristics based upon their market performance. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider selects approximately 100 common stocks for inclusion in the Underlying Index from an eligible universe of approximately 1,000 securities of large capitalization companies that trade on The NASDAQ Stock Market LLC (“NASDAQ”) and that are included in the NASDAQ Composite Index. The Index Provider then uses its proprietary methodology to determine a “momentum” score for each security within the universe of eligible securities. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Underlying Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

The Index Provider includes in the Underlying Index the 100 securities with the highest momentum scores, with higher scoring securities receiving larger weights within the Underlying Index. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due

49

to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was (1.47)%.

Best Quarter	Worst Quarter
14.17% (3rd Quarter 2009)	(21.64)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (05/01/03)
Return Before Taxes	3.81%	8.83%	4.46%	8.05%
Return After Taxes on Distributions	3.80%	8.75%	4.41%	8.01%
Return After Taxes on Distributions and Sale of Fund Shares	2.17%	6.98%	3.55%	6.69%
Dorsey Wright® NASDAQ Technical Leaders Index(1) (reflects no deduction for fees, expenses or taxes)	4.46%	N/A	N/A	N/A
Blended-Dorsey Wright® NASDAQ Technical Leaders Index(2) (reflects no deduction for fees, expenses or taxes)	4.46%	9.59%	5.10%	8.76%
NASDAQ Composite Total Return Index (reflects no deduction for fees, expenses or taxes)	6.96%	14.91%	9.65%	N/A

(1)

Effective February 19, 2014, the Fund changed its underlying index from the Dynamic OTC IntellidexSM Index to the Dorsey Wright® NASDAQ Technical Leaders Index. Performance information for the “5 Years,” “10 Years” and “Since Inception” periods for the Dorsey Wright® NASDAQ Technical Leaders Index is not available because that Index did not commence calculation and publication until March 31, 2011.

(2)

The data shown as “Blended-Dorsey Wright® NASDAQ Technical Leaders Index” is composed of the performance of the Dynamic OTC IntellidexSM Index from May 1, 2003, the Fund’s inception date, until February 19, 2014, followed by the performance of the Dorsey Wright® NASDAQ Technical Leaders Index from February 19, 2014 through December 31, 2015.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

50

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

51

PTF	PowerShares DWA Technology Momentum Portfolio

Summary Information

Investment Objective

The PowerShares DWA Technology Momentum Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Technology Technical Leaders Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.70%
Fee Waivers and Expense Assumption(1)	0.10%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.60%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$214	$380	$861

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 159% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Underlying Index. The Underlying Index is composed of at least 30 common stocks of companies in the technology sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these common stocks from approximately 2,000 of the largest constituents by dollar volume within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Underlying Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the technology sector for inclusion in the Underlying Index. Companies in the technology sector are principally engaged in the business of providing technology-related products and services, including computer hardware and software, Internet, electronics and semiconductors, and wireless communication technologies.

The total number of securities in the Underlying Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Underlying Index. The Index Provider weights each security by its momentum score, with higher-scoring securities representing a greater weight in the Underlying Index. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the technology sector.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

53

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was (4.56)%.

Best Quarter	Worst Quarter
18.83% (1st Quarter 2012)	(25.73)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/12/06)
Return Before Taxes	3.38%	9.49%	5.09%
Return After Taxes on Distributions	3.38%	9.42%	5.05%
Return After Taxes on Distributions and Sale of Fund Shares	1.92%	7.52%	4.05%
Dorsey Wright® Technology Technical Leaders Index(1) (reflects no deduction for fees, expenses or taxes)	4.03%	N/A	N/A
Blended-Dorsey Wright® Technology Technical Leaders Index(2) (reflects no deduction for fees, expenses or taxes)	4.03%	10.29%	5.84%
S&P 500® Information Technology Index (reflects no deduction for fees, expenses or taxes)	5.92%	13.95%	9.58%

(1)

Effective February 19, 2014, the Fund changed its underlying index from the Dynamic Technology Sector IntellidexSM Index to the DWA Technology Technical LeadersTM Index. Effective July 1, 2015, DWA Technology Technical LeadersTM Index changed its name to Dorsey Wright® Technology Technical Leaders Index. Performance information for the “5 Years” and “Since Inception” periods for the Dorsey Wright® Technology Technical Leaders Index is not available because that Index did not commence calculation and publication until June 30, 2013.

54

(2)

The data shown as “Blended-Dorsey Wright® Technology Technical Leaders Index” is composed of the performance of the Dynamic Technology Sector IntellidexSM Index from October 12, 2006, the Fund’s inception date, until February 19, 2014, followed by the performance of the Dorsey Wright® Technology Technical Leaders Index from February 19, 2014 through December 31, 2015.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

55

PUI	PowerShares DWA Utilities Momentum Portfolio

Summary Information

Investment Objective

The PowerShares DWA Utilities Momentum Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Utilities Technical Leaders Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.74%
Fee Waivers and Expense Assumption(1)	0.14%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.60%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$222	$398	$905

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

56

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Underlying Index. The Underlying Index is composed of at least 30 common stocks of companies in the utilities sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these common stocks from approximately 2,000 of the largest constituents by dollar volume within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Underlying Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the utilities sector for inclusion in the Underlying Index. Companies in the utilities sector are principally engaged in providing energy, water, natural gas or telecommunications services. These companies may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line telephone services.

The total number of securities in the Underlying Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Underlying Index. The Index Provider weights each security by its momentum score, with higher-scoring securities representing a greater weight in the Underlying Index. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to the weightings of the securities in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Utilities Sector Risk. Issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates the issuer can charge to customers; costs associated with compliance, and adjusting to changes to, environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; inexperience with, and potential losses resulting from, a developing deregulatory environment; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; effects of a national energy policy and lengthy delays, and greatly increased costs and other problems, associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes; technological innovations that may render existing plants, equipment or products obsolete; difficulty in obtaining regulatory approval of new technologies; lack of compatibility of telecommunications equipment; and potential impact of terrorist activities on the utility industry and its customers and the impact of natural or man-made disasters. Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Energy Sector Risk. Changes in worldwide energy prices, exploration and production spending may adversely affect companies in the energy sector. In addition, changes in government regulation, world events and economic conditions can affect these companies. Also, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.

57

In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 26.35%.

Best Quarter	Worst Quarter
11.54% (3rd Quarter 2010)	(13.70)% (1st Quarter 2009)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

58

	1 Year	5 Years	10 Years	Since Inception (10/26/05)
Return Before Taxes	(2.98)%	10.25%	6.63%	6.79%
Return After Taxes on Distributions	(3.65)%	9.67%	6.10%	6.25%
Return After Taxes on Distributions and Sale of Fund Shares	(1.17)%	8.15%	5.37%	5.51%
Dorsey Wright® Utilities Technical Leaders Index(1) (reflects no deduction for fees, expenses or taxes)	(2.37)%	N/A	N/A	N/A
Blended-Dorsey Wright® Utilities Technical Leaders Index(2) (reflects no deduction for fees, expenses or taxes)	(2.37)%	11.16%	7.41%	7.58%
S&P 500® Utilities Index (reflects no deduction for fees, expenses or taxes)	(4.85)%	11.03%	7.41%	7.60%

(1)

Effective February 19, 2014, the Fund changed its underlying index from the Dynamic Utilities IntellidexSM Index to the DWA Utilities Technical LeadersTM Index. Effective July 1, 2015, DWA Utilities Technical LeadersTM Index changed its name to Dorsey Wright® Utilities Technical Leaders Index. Performance information for the “5 Years,” “10 Years” and “Since Inception” periods for the Dorsey Wright® Utilities Technical Leaders Index is not available because that Index did not commence calculation and publication until June 30, 2013.

(2)

The data shown as “Blended-Dorsey Wright® Utilities Technical Leaders Index” is composed of the performance of the Dynamic Utilities Sector IntellidexSM Index from October 26, 2005, the Fund’s inception date, until February 19, 2014, followed by the performance of the Dorsey Wright® Utilities Technical Leaders Index from February 19, 2014 through December 31, 2015.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

59

PBE	PowerShares Dynamic Biotechnology & Genome Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Biotechnology & Genome Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Biotech & Genome IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.58%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of biotechnology companies and genome companies that comprise the Underlying Intellidex. As of June 30, 2016, the Underlying Intellidex was composed of common stocks of 30 U.S. biotechnology and genome companies. These companies are engaged principally in the research, development, manufacture and marketing and distribution of various biotechnological products, services and processes, and are companies that benefit significantly from scientific and technological advances in biotechnology and genetic engineering and research. These companies may include, for example, companies involved in the research, development or production of pharmaceuticals, including veterinary drugs.

60

Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (“NYSE Group” or the “Intellidex Provider”) includes common stocks of biotechnology and genome companies in the Underlying Intellidex principally on the basis of their capital appreciation potential, which NYSE Group identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising its Underlying Intellidex in proportion to their weightings in the Underlying Intellidex.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Biotechnology and Genome Industry Risk. The biotechnology and genome industry can be significantly affected by patent considerations, including the termination of patent protections for their products, intense competition both domestically and internationally, rapid technological change and obsolescence, government regulation and expensive insurance costs due to the risk of product liability lawsuits. In addition, the biotechnology and genome industry is an emerging growth industry, and therefore biotechnology and genome companies may be thinly capitalized and more volatile than companies with greater capitalizations. Biotechnology and genome companies must contend with high development costs, which may be exacerbated by the inability to raise prices to cover costs because of managed care pressure, government regulation or price controls.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

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Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was (26.76)%.

Best Quarter	Worst Quarter
21.89% (3rd Quarter 2009)	(23.47)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (06/23/05)
Return Before Taxes	2.01%	18.68%	11.54%	12.68%
Return After Taxes on Distributions	1.62%	18.56%	11.47%	12.61%
Return After Taxes on Distributions and Sale of Fund Shares	1.23%	15.20%	9.62%	10.68%
Dynamic Biotech & Genome IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	1.65%	19.14%	12.01%	13.14%
S&P Composite 1500 Biotech Index (reflects no deduction for fees, expenses or taxes)	6.24%	33.24%	15.76%	17.50%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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PKB	PowerShares Dynamic Building & Construction Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Building & Construction Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Building & Construction IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.68%
Fee Waivers and Expense Assumption(1)	0.05%
Total Annual Fund Operating Expenses After Waivers and Expense Assumption	0.63%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$64	$213	$374	$842

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of building and construction companies that comprise the Underlying Intellidex. As of June 30, 2016, the Underlying Intellidex was composed of common stocks of 30 U.S. building and construction companies. These companies are engaged primarily in providing construction and related engineering services for building and remodeling residential properties, commercial or industrial buildings, or working on large-scale infrastructure projects, such as highways, tunnels, bridges, dams, power lines and airports. These companies also may include manufacturers of building materials for home improvement and general construction projects and specialized machinery used for building and construction; companies that provide installation, maintenance or repair work; and land developers. Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (“NYSE Group” or the “Intellidex Provider”) includes common stocks of building and construction companies in the Underlying Intellidex principally on the basis of their capital appreciation potential which NYSE Group identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising its Underlying Intellidex in proportion to their weightings in the Underlying Intellidex.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Building and Construction Industry Risk. Companies in the building and construction industry are affected by supply and demand both for their specific products or services and for industrial sector products in general. The building and construction industry also may be significantly affected by changes in government spending, zoning laws, economic conditions, interest rates, taxation, real estate values and overbuilding. The products of companies that operate in the building and construction industry may face obsolescence due to rapid technological developments and frequent new product introduction. In addition, government regulation, world events and economic conditions affect the performance of companies in these industries.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.

In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these

64

factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small– and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 9.57%.

Best Quarter	Worst Quarter
20.81% (4th Quarter 2011)	(24.71)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (10/26/05)
Return Before Taxes	10.43%	13.22%	4.64%	5.19%
Return After Taxes on Distributions	10.40%	13.19%	4.49%	5.04%
Return After Taxes on Distributions and Sale of Fund Shares	5.93%	10.62%	3.66%	4.12%
Dynamic Building & Construction IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	11.16%	14.11%	5.53%	6.08%
S&P Composite 1500 Construction & Engineering Index (reflects no deduction for fees, expenses or taxes)	(6.26)%	0.37%	4.10%	5.36%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

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Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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PXE	PowerShares Dynamic Energy Exploration & Production Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Energy Exploration & Production Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Energy Exploration & Production IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses(1)	0.27%
Total Annual Fund Operating Expenses(1)	0.77%
Fee Waivers and Expense Assumption(2)	0.02%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.75%

(1)	Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect current fees.

(2)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$77	$244	$426	$952

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 134% of the average value of its

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portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of companies engaged in energy exploration and production that comprise the Underlying Intellidex. As of June 30, 2016, the Underlying Intellidex was composed of common stocks of 30 U.S. companies involved in the exploration and production of natural resources used to produce energy. These companies are engaged principally in exploration, extraction and production of crude oil and natural gas from land-based or offshore wells. These companies include petroleum refineries that process the crude oil into finished products, such as gasoline and automotive lubricants, and companies involved in gathering and processing natural gas, and manufacturing natural gas liquid. Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (“NYSE Group” or the “Intellidex Provider”) includes common stocks of energy exploration and production companies in the Underlying Intellidex principally on the basis of their capital appreciation potential, which NYSE Group identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising its Underlying Intellidex in proportion to their weightings in the Underlying Intellidex.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Energy Exploration and Production Industry Risk. Companies in the energy exploration and production industry are subject to extensive government regulation, which may increase the cost of business and limit these companies’ earnings. In addition, these companies are at risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Companies in this industry could be adversely affected by levels and volatility of global energy prices, commodity price volatility, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments and labor relations.

Oil and Gas Services Industry Risk. The profitability of companies in the oil and gas services industry may be affected adversely by changes in worldwide energy prices, exploration and production spending. Changes in economic conditions, government regulation and events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest, and terrorism and natural disasters) also affect companies in this industry. In addition, these companies are at risk for environmental damage claims. Companies in this industry could be adversely affected by commodity price volatility, changes in exchange rates, interest rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, energy conservation efforts, technological developments and labor relations. Companies in the oil and gas services industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of

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200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was (2.20)%.

Best Quarter	Worst Quarter
29.80% (2nd Quarter 2008)	(33.65)% (3rd Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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	1 Year	5 Years	10 Years	Since Inception (10/26/05)
Return Before Taxes	(19.19)%	0.83%	3.90%	4.29%
Return After Taxes on Distributions	(19.65)%	0.44%	3.66%	4.06%
Return After Taxes on Distributions and Sale of Fund Shares	(10.46)%	0.77%	3.16%	3.49%
Dynamic Energy Exploration & Production IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(19.15)%	1.45%	4.52%	4.92%
S&P Composite 1500 Oil & Gas Exploration & Production Index (reflects no deduction for fees, expenses or taxes)	(34.99)%	(7.19)%	0.50%	1.17%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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PBJ	PowerShares Dynamic Food & Beverage Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Food & Beverage Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Food & Beverage IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.58%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 109% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of food and beverage companies that comprise the Underlying Intellidex. As of June 30, 2016, the Underlying Intellidex was composed of common stocks of 30 U.S. food and beverage companies. These companies are engaged principally in the manufacture, sale or distribution of food and beverage products, agricultural products and products related to the development of new food technologies. These companies may include consumer manufacturing of agricultural inputs like livestock and crops, as well as processed food and beverage products; food and beverage stores such as grocery stores, supermarkets, wholesale distributors of grocery items; and food and beverage services like restaurants, bars, snack bars, coffeehouses and other establishments providing food and refreshment.

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Companies with focused operations as tobacco growers and manufacturers, or pet supplies stores are specifically excluded from this universe. Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (“NYSE Group” or the “Intellidex Provider”) includes common stocks of food and beverage companies in the Underlying Intellidex principally on the basis of their capital appreciation potential, which NYSE Group identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising its Underlying Intellidex in proportion to their weightings in the Underlying Intellidex.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Food and Beverage Industry Risk. The food and beverage industry is highly competitive and can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, adverse changes in general economic conditions, evolving consumer preferences, nutritional and health-related concerns, federal, state and local food inspection and processing controls, consumer product liability claims, consumer boycotts, risks of product tampering and the availability and expense of liability insurance.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

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Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 6.11%.

Best Quarter	Worst Quarter
17.65% (1st Quarter 2013)	(13.67)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (06/23/05)
Return Before Taxes	6.83%	13.41%	10.01%	9.20%
Return After Taxes on Distributions	6.51%	13.13%	9.73%	8.94%
Return After Taxes on Distributions and Sale of Fund Shares	4.12%	10.75%	8.25%	7.57%
Dynamic Food & Beverage IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	7.49%	14.17%	10.74%	9.94%
S&P Composite 1500 Food Beverage & Tobacco Index (reflects no deduction for fees, expenses or taxes)	14.06%	16.09%	13.39%	13.08%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

73

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

74

PWB	PowerShares Dynamic Large Cap Growth Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Large Cap Growth Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Large Cap Growth IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.57%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$58	$183	$318	$714

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 97% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of large capitalization companies that comprise the Underlying Intellidex. NYSE Group, Inc. (“NYSE Group” or the “Intellidex Provider”) considers a company to be a large capitalization company if it falls within the Underlying Intellidex model, as described below. The Underlying Intellidex for the Fund is composed of 50 large capitalization U.S. growth stocks that, strictly in accordance with its guidelines and mandated procedures, the Intellidex Provider includes principally on the basis of their capital appreciation potential. The Intellidex Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ for investment potential using a proprietary NYSE Group Intellidex model. The Fund generally invests in all of the securities comprising its Underlying Intellidex in proportion to their weightings in the Underlying Intellidex.

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Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Growth Risk. The market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower than that of other types of investments.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

76

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 0.11%.

Best Quarter	Worst Quarter
15.49% (1st Quarter 2012)	(26.06)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (03/03/05)
Return Before Taxes	7.78%	14.81%	7.67%	7.73%
Return After Taxes on Distributions	7.61%	14.66%	7.56%	7.62%
Return After Taxes on Distributions and Sale of Fund Shares	4.55%	11.94%	6.23%	6.32%
Dynamic Large Cap Growth IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	8.42%	15.53%	8.37%	8.44%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	5.67%	13.53%	8.53%	8.55%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).
Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

77

PWV	PowerShares Dynamic Large Cap Value Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Large Cap Value Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Large Cap Value IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.57%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$58	$183	$318	$714

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of large capitalization companies that comprise the Underlying Intellidex. NYSE Group, Inc. (“NYSE Group” or the “Intellidex Provider”) considers a company to be a large capitalization company if it falls within the Underlying Intellidex model, as described below. The Underlying Intellidex for the Fund is composed of 50 large capitalization U.S. value stocks that, strictly in accordance with its guidelines and mandated procedures, the Intellidex Provider includes principally on the basis of their capital appreciation potential. The Intellidex Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ for investment potential using a proprietary NYSE Group Intellidex model. The Fund generally invests in all of the securities comprising its Underlying Intellidex in proportion to their weightings in the Underlying Intellidex.

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Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Value Risk. “Value” securities are subject to the risk that the valuations never improve or that the returns on “value” securities are less than returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and, at times, may be lower than that of other types of investments.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

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Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 7.04%.

Best Quarter	Worst Quarter
14.96% (2nd Quarter 2009)	(14.17)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (03/03/05)
Return Before Taxes	(4.68)%	11.87%	8.43%	8.60%
Return After Taxes on Distributions	(5.22)%	11.38%	8.02%	8.20%
Return After Taxes on Distributions and Sale of Fund Shares	(2.21)%	9.49%	6.90%	7.08%
Dynamic Large Cap Value IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(4.09)%	12.59%	9.16%	9.34%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	(3.83)%	11.27%	6.16%	6.14%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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PEJ	PowerShares Dynamic Leisure and Entertainment Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Leisure and Entertainment Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Leisure & Entertainment IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.61%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$62	$195	$340	$762

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 136% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of leisure companies and entertainment companies that comprise the Underlying Intellidex. As of June 30, 2016, the Underlying Intellidex was composed of common stocks of 30 U.S. leisure and entertainment companies. These companies are engaged principally in the design, production or distribution of goods or services in the leisure and entertainment industries. These companies may include, hospitality industry companies such as hotels, restaurants and bars, cruise lines, casinos, and all other recreation and amusement businesses; as well as entertainment programming companies engaged in the production of motion pictures, music by recording artists, programming for radio and television, related

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post-production and movie theaters. Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (“NYSE Group” or the “Intellidex Provider”) includes common stocks of leisure companies and entertainment companies in the Underlying Intellidex principally on the basis of their capital appreciation potential, which NYSE Group identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising its Underlying Intellidex in proportion to their weightings in the Underlying Intellidex.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Leisure and Entertainment Industries Risk. Companies engaged in the design, production, or distribution of goods or services for the leisure and entertainment industries (including hospitality industry companies such as airlines, hotels, restaurants and bars, cruise lines, casinos, and all other recreation and amusement businesses; as well as entertainment programming companies engaged in the production of motion pictures, music by recording artists, programming for radio and television, related post-production and movie theaters) may become obsolete quickly. Additionally, several factors can significantly affect the leisure and entertainment industries, including the performance of the overall economy, changing consumer tastes and discretionary income levels, intense competition, technological developments and government regulation.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

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Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was (8.23)%.

Best Quarter	Worst Quarter
28.08% (2nd Quarter 2009)	(22.43)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (06/23/05)
Return Before Taxes	3.72%	15.50%	10.21%	10.00%
Return After Taxes on Distributions	3.59%	15.37%	10.05%	9.85%
Return After Taxes on Distributions and Sale of Fund Shares	2.21%	12.52%	8.43%	8.28%
Dynamic Leisure & Entertainment IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	4.47%	16.39%	10.88%	10.67%
S&P Composite 1500 Hotels, Restaurants & Leisure Index (reflects no deduction for fees, expenses or taxes)	14.04%	14.77%	11.92%	11.79%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading

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on NYSE Arca, Inc. and because Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

84

PWC	PowerShares Dynamic Market Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Market Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Market IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.60%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 231% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. As of June 30, 2016, the Underlying Intellidex was composed of 100 U.S. stocks that NYSE Group, Inc. (“NYSE Group” or the “Intellidex Provider”), strictly in accordance with its guidelines and mandated procedures, included pursuant to a proprietary selection methodology. The Underlying Intellidex selection methodology seeks to identify and select companies from the U.S. marketplace with superior risk-return profiles. The Fund generally invests in all of the securities comprising its Underlying Intellidex in proportion to their weightings in the Underlying Intellidex.

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Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Mid-Capitalization Company Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index

86

with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was (0.52)%.

Best Quarter	Worst Quarter
14.68% (1st Quarter 2013)	(22.65)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (05/01/03)
Return Before Taxes	(0.53)%	11.78%	5.97%	9.21%
Return After Taxes on Distributions	(0.76)%	11.55%	5.78%	9.03%
Return After Taxes on Distributions and Sale of Fund Shares	(0.09)%	9.41%	4.80%	7.71%
Dynamic Market IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	0.23%	12.57%	6.58%	9.91%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%	8.75%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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PBS	PowerShares Dynamic Media Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Media Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Media IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.61%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$62	$195	$340	$762

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 124% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of media companies that comprise the Underlying Intellidex. As of June 30, 2016, the Underlying Intellidex was composed of common stocks of 30 U.S. media companies. These are companies that are principally engaged in the development, production, sale and distribution of goods or services used in the media industry. These companies produce and distribute information and entertainment content and may include television and radio stations, broadcast and cable networks, motion picture companies, music producers, print publishers, and providers of content delivered via the internet; as well as direct to home satellite services; traditional cable services; and advertising and related services. Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (“NYSE Group” or the “Intellidex Provider”) includes common stocks of media companies in the

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Underlying Intellidex principally on the basis of their capital appreciation potential, which NYSE Group identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising its Underlying Intellidex in proportion to their weightings in the Underlying Intellidex.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Media Industry Risk. Companies engaged in design, production or distribution of goods or services for the media industry (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures and photography) may become obsolete quickly. Media companies are subject to risks that include cyclicality of revenues and earnings, a decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, fierce competition in the industry and the potential for increased government regulation. Media company revenues largely are dependent on advertising spending. A weakening general economy or a shift from online to other forms of advertising may lead to a reduction in discretionary spending on online advertising. Additionally, competitive pressures and government regulation can significantly affect companies in the media industry.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

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Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was (1.76)%.

Best Quarter	Worst Quarter
29.39% (2nd Quarter 2009)	(28.34)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (06/23/05)
Return Before Taxes	(1.13)%	13.23%	6.48%	5.74%
Return After Taxes on Distributions	(1.38)%	13.08%	6.35%	5.62%
Return After Taxes on Distributions and Sale of Fund Shares	(0.42)%	10.62%	5.23%	4.62%
Dynamic Media IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(0.47)%	14.05%	7.09%	6.38%
S&P Composite 1500 Media Index (reflects no deduction for fees, expenses or taxes)	(4.28)%	19.12%	10.63%	9.58%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

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Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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PXQ	PowerShares Dynamic Networking Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Networking Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Networking IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.38%
Total Annual Fund Operating Expenses	0.88%
Fee Waivers and Expense Assumption(1)	0.25%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.63%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$64	$256	$463	$1,061

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of networking companies that comprise the Underlying Intellidex. As of June 30, 2016, the Underlying Intellidex was composed of common stocks of 30 U.S. networking companies. These are companies that are principally engaged in the development, manufacture, sale or distribution of products, services or technologies that support the flow of electronic information, including voice, data, images and commercial transactions. These companies may include communications equipment companies that offer a broad range of access, transport, and connectivity equipment and devices which span across a diverse set of markets including enterprise networking, home networking, satellite, wireless (terrestrial), wireline wide area networking, and cable (CATV). Such companies also may provide integrated circuits specialized to facilitate communications within a network; software that enables, manages, supports, and secures enterprise networks; and equipment used to build storage networks, which are specialized, high speed networks dedicated to accessing storage data. Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (“NYSE Group” or the “Intellidex Provider”) includes common stocks of networking companies in the Underlying Intellidex principally on the basis of their capital appreciation potential, which NYSE Group identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising its Underlying Intellidex in proportion to their weightings in the Underlying Intellidex.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Networking Industry Risk. The networking industry is evolving rapidly and can be significantly affected by corporate capital expenditure trends, competitive pressures such as the ability to attract and retain skilled employees and obsolescence due to rapid technological innovation or changing consumer preferences. Further, many network companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by network companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

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Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was (3.04)%.

Best Quarter	Worst Quarter
35.60% (2nd Quarter 2009)	(26.50)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (06/23/05)
Return Before Taxes	(0.95)%	5.69%	8.39%	8.39%
Return After Taxes on Distributions	(0.95)%	5.65%	8.37%	8.36%
Return After Taxes on Distributions and Sale of Fund Shares	(0.54)%	4.44%	6.87%	6.90%
Dynamic Networking IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(0.56)%	6.39%	9.07%	9.09%
S&P Composite 1500 Communications Equipment Index (reflects no deduction for fees, expenses or taxes)	(11.19)%	4.78%	3.06%	3.45%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

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Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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PXJ	PowerShares Dynamic Oil & Gas Services Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Oil & Gas Services Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Oil Services IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.72%
Fee Waivers and Expense Assumption(1)	0.09%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.63%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$64	$221	$392	$886

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 89% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of companies that assist in the production, processing and distribution of oil and gas that comprise the Underlying Intellidex. As of June 30, 2016, the Underlying Intellidex was composed of common stocks of 30 U.S. companies that assist in the production, processing and distribution of oil and gas. The Underlying Intellidex may include companies that are engaged in the drilling of oil and gas wells; manufacturing oil and gas field machinery and equipment; or providing services to the oil and gas industry, such as well analysis, platform and pipeline engineering and construction, logistics and transportation services, oil and gas well emergency management and geophysical data acquisition and processing. Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (“NYSE Group” or the “Intellidex Provider”) includes common stocks of oil and gas services companies in the Underlying Intellidex principally on the basis of their capital appreciation potential, which NYSE Group identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising its Underlying Intellidex in proportion to their weightings in the Underlying Intellidex.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Oil and Gas Services Industry Risk. The profitability of companies in the oil and gas services industry may be affected adversely by changes in worldwide energy prices, exploration and production spending. Changes in economic conditions, government regulation and events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest, and terrorism and natural disasters) also affect companies in this industry. In addition, these companies are at risk for environmental damage claims. Companies in this industry could be adversely affected by commodity price volatility, changes in exchange rates, interest rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, energy conservation efforts, technological developments and labor relations. Companies in the oil and gas services industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole,

as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

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Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 3.14%.

Best Quarter	Worst Quarter
32.80% (2nd Quarter 2009)	(48.66)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (10/26/05)
Return Before Taxes	(31.19)%	(10.94)%	(3.71)%	(2.75)%
Return After Taxes on Distributions	(31.51)%	(11.07)%	(3.81)%	(2.84)%
Return After Taxes on Distributions and Sale of Fund Shares	(17.31)%	(7.78)%	(2.66)%	(1.98)%
Dynamic Oil Services IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(30.73)%	(10.33)%	(3.13)%	(2.15)%
S&P Composite 1500 Energy Equipment & Services Index (reflects no deduction for fees, expenses or taxes)	(23.37)%	(5.56)%	0.89%	1.84%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

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Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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PJP	PowerShares Dynamic Pharmaceuticals Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Pharmaceuticals Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Pharmaceutical IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.57%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$58	$183	$318	$714

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of pharmaceutical companies that comprise the Underlying Intellidex. As of June 30, 2016, the Underlying Intellidex was composed of common stocks of 23 U.S. pharmaceuticals companies. These companies are engaged principally in the research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types. These companies may include, for example, pharmaceutical companies and other companies involved in the research, development, manufacture, sale or distribution of drugs, including companies that facilitate the testing or regulatory approval of drugs. Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (“NYSE Group” or the “Intellidex Provider”) includes common stocks of pharmaceutical companies in the Underlying Intellidex principally on the basis of their capital appreciation potential, which NYSE

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Group identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising its Underlying Intellidex in proportion to their weightings in the Underlying Intellidex.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Pharmaceuticals Industry Risk. Government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition can significantly affect the pharmaceuticals industry.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Biotechnology and Genome Industry Risk. The biotechnology and genome industry can be significantly affected by patent considerations, including the termination of patent protections for their products, intense competition both domestically and internationally, rapid technological change and obsolescence, government regulation and expensive insurance costs due to the risk of product liability lawsuits. In addition, the biotechnology and genome industry is an emerging growth industry, and therefore biotechnology and genome companies may be thinly capitalized and more volatile than companies with greater capitalizations. Biotechnology and genome companies must contend with high development costs, which may be exacerbated by the inability to raise prices to cover costs because of managed care pressure, government regulation or price controls.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

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Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was (9.19)%.

Best Quarter	Worst Quarter
16.63% (3rd Quarter 2010)	(15.08)% (3rd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (06/23/05)
Return Before Taxes	11.05%	27.02%	17.29%	17.55%
Return After Taxes on Distributions	9.20%	26.22%	16.85%	17.13%
Return After Taxes on Distributions and Sale of Fund Shares	6.94%	22.23%	14.68%	15.00%
Dynamic Pharmaceutical IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	11.68%	27.82%	18.00%	18.29%
S&P Composite 1500 Pharmaceuticals Index (reflects no deduction for fees, expenses or taxes)	6.19%	19.00%	11.07%	9.79%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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PMR	PowerShares Dynamic Retail Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Retail Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Retail IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.38%
Total Annual Fund Operating Expenses	0.88%
Fee Waivers and Expense Assumption(1)	0.25%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.63%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$64	$256	$463	$1,061

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 129% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of retail companies that comprise the Underlying Intellidex. As of June 30, 2016, the Underlying Intellidex was composed of common stocks of 30 U.S. retailers. These companies are engaged principally in operating general merchandise stores such as department stores, discount stores, warehouse clubs and superstores; specialty stores, including apparel, electronics, accessories and footwear stores; and home improvement and home furnishings stores. Dealers of motor vehicles and parts, auction houses or rental companies also may be included. Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (“NYSE Group” or the “Intellidex Provider”) includes common stocks of retail companies in the Underlying Intellidex principally on the basis of their capital appreciation potential, which NYSE Group identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising its Underlying Intellidex in proportion to their weightings in the Underlying Intellidex.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Retail Industry Risk. The retail industry may be affected by the performance of the domestic and international economy, interest rates, competition and consumer confidence. The success of companies in the retail industry depends heavily on disposable household income and consumer spending, and changes in demographics and consumer preferences can affect the success of retail products. The success of retail products may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand. In addition, the retail industry is subject to severe competition.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind

104

creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was (5.24)%.

Best Quarter	Worst Quarter
18.12% (4th Quarter 2014)	(16.74)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (10/26/05)
Return Before Taxes	(4.03)%	15.07%	9.65%	10.17%
Return After Taxes on Distributions	(4.20)%	14.81%	9.48%	10.00%
Return After Taxes on Distributions and Sale of Fund Shares	(2.12)%	12.17%	7.96%	8.42%
Dynamic Retail IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(3.37)%	15.95%	10.39%	10.91%
S&P Composite 1500 Retailing Index (reflects no deduction for fees, expenses or taxes)	20.95%	20.59%	12.06%	12.58%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

105

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

106

PSI	PowerShares Dynamic Semiconductors Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Semiconductors Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Semiconductor IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.68%
Fee Waivers and Expense Assumption(1)	0.05%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.63%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$64	$213	$374	$842

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of semiconductor companies that comprise the Underlying Intellidex. As of June 30, 2016, the Underlying Intellidex was composed of common stocks of 30 U.S. semiconductor companies. These are companies that are principally engaged in the manufacture of semiconductors. These companies manufacture semiconductors that serve as the core electronic components of virtually all electronic equipment; make or test chips for third parties; and provide equipment or services used in the production of semiconductors and other thin film products like flat panel displays and thin film heads. Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (“NYSE Group” or the “Intellidex Provider”) includes common stocks of semiconductor companies in the Underlying Intellidex principally on the basis of their capital appreciation potential, which NYSE Group identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising its Underlying Intellidex in proportion to their weightings in the Underlying Intellidex.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Intellidex reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Semiconductors Industry Risk. Competitive pressures, intense competition, aggressive pricing, technological developments, changing demand, research and development costs, availability and price of components and product obsolescence can significantly affect the semiconductors industry.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate

108

can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 5.46%.

Best Quarter	Worst Quarter
24.42% (4th Quarter 2010)	(28.63)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (06/23/05)
Return Before Taxes	(0.78)%	9.93%	4.88%	5.58%
Return After Taxes on Distributions	(0.82)%	9.76%	4.77%	5.49%
Return After Taxes on Distributions and Sale of Fund Shares	(0.41)%	7.87%	3.88%	4.48%
Dynamic Semiconductor IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	0.15%	10.79%	5.65%	6.37%
S&P Composite 1500 Semiconductor Index (reflects no deduction for fees, expenses or taxes)	2.29%	12.02%	6.26%	6.15%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

109

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

110

PSJ	PowerShares Dynamic Software Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Software Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Software IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.66%
Fee Waivers and Expense Assumption(1)	0.03%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.63%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$64	$208	$365	$820

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 154% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

111

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of software companies that comprise the Underlying Intellidex. As of June 30, 2016, the Underlying Intellidex was composed of common stocks of 30 U.S. software companies. These are companies that are principally engaged in the research, design, production or distribution of products or processes that relate to software applications and systems and information-based services. These companies may include companies that design and market computer applications targeted toward various end user markets, including home/office, design/engineering, and IT infrastructure; as well as distributors of third-party software applications, primarily to resellers, retailers, and corporations. Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (“NYSE Group” or the “Intellidex Provider”) includes common stocks of software companies in the Underlying Intellidex principally on the basis of their capital appreciation potential, which NYSE Group identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising its Underlying Intellidex in proportion to their weightings in the Underlying Intellidex.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Software Industry Risk. Technological developments, fixed-rate pricing and the ability to attract and retain skilled employees, can significantly affect the software industry. The success of companies in the industry is also subject to the continued demand for internet services.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate

112

can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 4.66%.

Best Quarter	Worst Quarter
20.10% (2nd Quarter 2009)	(18.27)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (06/23/05)
Return Before Taxes	7.08%	11.21%	9.33%	10.39%
Return After Taxes on Distributions	7.04%	11.20%	9.33%	10.38%
Return After Taxes on Distributions and Sale of Fund Shares	4.04%	8.94%	7.69%	8.65%
Dynamic Software IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	7.86%	11.97%	10.02%	11.08%
S&P Composite 1500 Software & Services Index (reflects no deduction for fees, expenses or taxes)	17.09%	16.30%	10.34%	10.45%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

113

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

114

PGF	PowerShares Financial Preferred Portfolio

Summary Information

Investment Objective

The PowerShares Financial Preferred Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Wells Fargo® Hybrid & Preferred Securities Financial Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in preferred securities of financial institutions that comprise the Underlying Index. The Underlying Index is a market capitalization weighted index designed to track the performance of preferred securities and securities that the Index Provider (defined below) believes are functionally equivalent to preferred securities, including, but not limited to, depositary preferred securities, perpetual subordinated debt and certain capital securities. All securities in the Underlying Index are traded in the U.S. market and issued by financial institutions. The Underlying Index is composed of preferred and equivalent securities with either fixed or floating rate dividends or coupons, issued by financial institutions that have received an industrial sector classification of “financial” from the Bloomberg Professional Service. Strictly in accordance with its guidelines and mandated procedures, Wells Fargo Securities, LLC

115

(together with Wells Fargo & Company, the “Index Provider”) includes securities in the Underlying Index pursuant to a proprietary selection methodology.

In general, preferred stock is a class of equity security that pays distributions to preferred stockholders. Preferred stockholders have priority over common stockholders in the payment of specified dividends, such that preferred stockholders receive dividends before any dividends are paid to common stockholders. In addition, preferred stock takes precedence over common stock in receiving proceeds from an issuer in the event of the issuer’s liquidation, but is generally junior to debt, including senior and subordinated debt.

The Underlying Index may include fixed or variable rate securities, meaning that dividends and coupons (as applicable) may be paid either on a fixed rate or a variable rate percentage of the fixed par value at which the preferred stock or other securities are issued. Variable rate preferred securities are securities that pay interest at rates that adjust whenever a specified benchmark interest rate (e.g., the LIBOR or a T-Bill rate) changes, float at a fixed margin above a generally recognized base lending rate, or are reset or re-determined on specified dates (such as the last day of a month or calendar quarter). Preferred stocks often have a liquidation value that equals the original purchase price of the stock at the time of issuance.

The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Financial Sector Risk. The market value of securities of issuers in the financial sector can be affected by factors such as adverse regulatory or economic occurrences affecting the financial sector, availability of credit, fluctuations in asset values, unstable interest rates, increased competition, continuing consolidations and development of new products and structures. Furthermore, increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.

Foreign Financial Institution Risk. Certain of the companies that comprise the Underlying Index, while traded on U.S. exchanges, may be issued by foreign financial institutions. Therefore, the Fund may be subject to the risks of investing in securities issued by foreign companies.

High Yield Securities Risk. High yield securities typically involve greater risk and are less liquid than higher grade issues. Changes in general economic conditions, changes in the financial condition of the issuers and changes in interest rates may adversely impact the ability of issuers of high yield securities to make timely payments of interest and principal.

Preferred Securities Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to include the distribution in its gross income, even though it may not have received any income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date, and this may negatively impact the return of the security.

Variable- and Floating-Rate Securities Risk. Although variable- and floating-rate instruments are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value. Variable- and floating-rate securities also may be subject to liquidity risk, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Securities with floating or variable interest rates may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed notes of the same maturity. Due to these securities’ variable- or floating-rate features, there can be no guarantee that they will pay a certain level of a dividend, and such securities generally will pay lower levels of income in a falling interest rate environment.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

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Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. The Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Sampling Risk. The Fund’s use of a representative sampling approach may result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 4.82%.

Best Quarter	Worst Quarter
58.35% (2nd Quarter 2009)	(30.31)% (3rd Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

117

	1 Year	5 Years	Since Inception (12/01/06)
Return Before Taxes	9.21%	7.94%	4.14%
Return After Taxes on Distributions	7.73%	6.57%	2.85%
Return After Taxes on Distributions and Sale of Fund Shares	6.32%	6.25%	3.26%
Wells Fargo® Hybrid & Preferred Securities Financial Index (reflects no deduction for fees, expenses or taxes)	9.77%	8.52%	5.13%
S&P U.S. Preferred Stock Index (reflects no deduction for fees, expenses or taxes)	5.47%	7.09%	4.88%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	September 2007
Gary Jones	Vice President and Portfolio Manager of the Adviser	August 2013
Philip Fang	Vice President and Portfolio Manager of the Adviser	July 2010
Richard Ose	Vice President and Portfolio Manager of the Adviser	August 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

118

PRF	PowerShares FTSE RAFI US 1000 Portfolio

Summary Information

Investment Objective

The PowerShares FTSE RAFI US 1000 Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI US 1000 Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.41%
Fee Waivers and Expense Assumption(1)	0.02%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.39%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$40	$130	$228	$516

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

119

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. As of June 30, 2016, the Underlying Index was composed of approximately 1,000 U.S. stocks that FTSE International Limited and Research Affiliates LLC (“FTSE” and “RA”, respectively, and collectively, the “Index Provider”), strictly in accordance with their guidelines and mandated procedures, included to track the performance of the largest U.S. equity stocks based on the following four fundamental measures: book value, cash flow, sales and dividends. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the

Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

120

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 5.12%.

Best Quarter	Worst Quarter
28.15% (2nd Quarter 2009)	(24.12)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (12/19/05)
Return Before Taxes	(2.83)%	11.39%	7.75%	7.65%
Return After Taxes on Distributions	(3.35)%	10.95%	7.41%	7.31%
Return After Taxes on Distributions and Sale of Fund Shares	(1.18)%	9.09%	6.30%	6.22%
FTSE RAFI US 1000 Index (reflects no deduction for fees, expenses or taxes)	(2.50)%	11.81%	8.22%	8.12%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	0.92%	12.44%	7.40%	7.30%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

121

PRFZ	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

Summary Information

Investment Objective

The PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI US 1500 Small-Mid Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.41%
Fee Waivers and Expense Assumption(1)	0.02%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.39%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$40	$130	$228	$516

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

122

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. As of June 30, 2016, the Underlying Index was composed of approximately 1,500 small and medium-sized U.S. stocks that FTSE International Limited and Research Affiliates LLC (“FTSE” and “RA”, respectively, and collectively, the “Index Provider”), strictly in accordance with their guidelines and mandated procedures, included to track the performance of small and medium-sized U.S. equity stocks based on the following four fundamental measures of firm size: book value, sales, cash flow and dividends. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the

Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how

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the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 4.26%.

Best Quarter	Worst Quarter
36.73% (2nd Quarter 2009)	(28.30)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (09/20/06)
Return Before Taxes	(5.70)%	9.18%	8.07%
Return After Taxes on Distributions	(6.02)%	8.90%	7.85%
Return After Taxes on Distributions and Sale of Fund Shares	(2.98)%	7.27%	6.55%
FTSE RAFI US 1500 Small-Mid Index (reflects no deduction for fees, expenses or taxes)	(5.49)%	9.42%	8.33%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	(4.41)%	9.19%	6.26%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on The NASDAQ Stock Market LLC and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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PSP	PowerShares Global Listed Private Equity Portfolio

Summary Information

Investment Objective

The PowerShares Global Listed Private Equity Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Red Rocks Global Listed Private Equity Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.16%
Acquired Fund Fees and Expenses(1)	1.58%
Total Annual Fund Operating Expenses	2.24%
Fee Waivers and Expense Assumption(2)	0.02%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	2.22%

(1)	Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(2)	Through August 31, 2018, Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate. This waiver will have the effect of reducing the Acquired Fund Fees and Expenses that are indirectly borne by the Fund. The Adviser cannot discontinue this waiver prior to its expiration.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$225	$698	$1,198	$2,573

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its

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portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in securities (including American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”)) that comprise the Underlying Index. The Underlying Index is composed of securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies (“BDCs”), master limited partnerships (“MLPs”) and other vehicles that are listed on a nationally recognized exchange, all of whose principal businesses are to invest in, lend capital to, or provide services to privately held companies (collectively, “listed private equity companies”). Strictly in accordance with its guidelines and mandated procedures, Red Rocks Capital LLC (“Red Rocks” or the “Index Provider”) includes securities in the Underlying Index pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Risk of Investing in Listed Private Equity Companies. There are certain risks inherent in investing in listed private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to, or provide services to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. The Fund is also subject to the underlying risks which affect the listed private equity companies in which the financial institutions or vehicles held by the Fund invest. Listed private equity companies are subject to various risks depending on their underlying investments, which include additional liquidity risk, industry risk, foreign security risk, currency risk, valuation risk and credit risk. Listed private equity companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings, which may be adversely impacted by the poor performance of a small number of investments. By investing in companies in the capital markets whose business is to lend money, there is a risk that the issuer may default on its payments or declare bankruptcy.

Risk of Investing in BDCs. The Investment Company Act of 1940, as amended (the “1940 Act”), imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies.

Foreign Securities Risk. Since the Underlying Index may include ADRs and GDRs, the Fund’s investments involve risks of investing in foreign securities in addition to the risks associated with domestic securities. In general, foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies, and therefore, not all material information regarding these companies will be available.

ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Restrictions on Investments. A significant portion of the Underlying Index is composed of BDCs or other investment companies. The Fund may not acquire greater than 3% of the total outstanding shares of such companies, as required by the 1940 Act, unless such purchases are made in accordance with exemptive relief pertaining to the Fund permitting such investments. If the Fund is unable to rely on its exemptive relief, this limitation could inhibit the Fund’s ability to purchase certain of the securities in the Underlying Index in the proportions represented in the Underlying Index. In these circumstances, the Fund would be required to use sampling techniques, which could increase the risk of tracking error.

Risks of Investing in MLP Units. An MLP is an entity that is classified as a partnership under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and whose partnership interests or “units” are traded on securities exchanges like shares of corporate stock. An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Investments in MLPs units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights

126

and (iv) conflicts of interest between the general partner or managing member and its affiliates and the limited partners or members.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

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Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was (2.98)%.

Best Quarter	Worst Quarter
34.74% (2nd Quarter 2009)	(54.25)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/24/06)
Return Before Taxes	1.15%	6.60%	(3.36)%
Return After Taxes on Distributions	(0.73)%	4.26%	(4.98)%
Return After Taxes on Distributions and Sale of Fund Shares	1.32%	4.38%	(2.78)%
Red Rocks Global Listed Private Equity Index(1) (reflects no deduction for fees, expenses or taxes)	1.31%	7.82%	N/A
Blended—Red Rocks Global Listed Private Equity Index(2) (reflects no deduction for fees, expenses or taxes)	1.31%	7.82%	(0.94)%
MSCI EAFE® Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(0.81)%	3.60%	1.47%

(1)	Effective September 30, 2009, the Fund changed its underlying index from the Red Rocks Capital Listed Private Equity Index to the Red Rocks Global Listed Private Equity Index. Performance information for the “Since Inception” period for the Red Rocks Global Listed Private Equity Index is not available because that Index did not commence calculation and publication until September 28, 2007.

(2)	The data shown as “Blended—Red Rocks Global Listed Private Equity Index” is composed of the performance of the Red Rocks Capital Listed Private Equity Index from October 24, 2006, the Fund’s inception date, until September 30, 2009, followed by the performance of the Red Rocks Global Listed Private Equity Index from September 30, 2009 through December 31, 2015.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	February 2015
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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PGJ	PowerShares Golden Dragon China Portfolio

Summary Information

Investment Objective

The PowerShares Golden Dragon China Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ Golden Dragon China Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.70%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in equity securities of companies deriving a majority of their revenues from the People’s Republic of China and that comprise the Underlying Index. The Underlying Index is composed of securities of U.S. exchange-listed companies that are headquartered or incorporated in the People’s Republic of China. Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) includes securities in the Underlying Index to provide access to the unique economic opportunities taking place in China while still providing investors with the transparency offered with U.S.-exchange listed securities. Securities in the Underlying Index may include common stocks, ordinary shares, American depositary receipts (“ADRs”), shares of beneficial interest, limited partnership interests or tracking stocks. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

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Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

China Exposure Risk. The value of securities of companies that derive the majority of their revenues from China is likely to be more volatile than that of other issuers. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment. The Chinese central government historically has exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Actions of the Chinese government authorities continue to have a substantial effect on economic conditions in China. It is difficult for non-Chinese investors to directly access securities in China because of investment and trading restrictions. These limitations and restrictions may impact the availability, liquidity, and pricing of certain securities.

ADR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly underlying foreign securities in their national markets and currencies. However, ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer preferences. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the technology sector.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

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Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was (13.81)%.

Best Quarter	Worst Quarter
41.95% (2nd Quarter 2009)	(26.75)% (1st Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (12/09/04)
Return Before Taxes	18.23%	5.70%	10.26%	8.86%
Return After Taxes on Distributions	18.13%	5.48%	10.07%	8.67%
Return After Taxes on Distributions and Sale of Fund Shares	10.40%	4.48%	8.52%	7.34%
NASDAQ Golden Dragon China Index (reflects no deduction for fees, expenses or taxes)	18.66%	5.98%	10.75%	9.37%
FTSE/Xinhua China 25 Index (reflects no deduction for fees, expenses or taxes)	(11.16)%	(0.25)%	8.63%	9.21%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

131

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

132

PEY	PowerShares High Yield Equity Dividend AchieversTM Portfolio

Summary Information

Investment Objective

The PowerShares High Yield Equity Dividend AchieversTM Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ US Dividend AchieversTM 50 Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.54%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$55	$173	$302	$677

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) includes common stocks in the Underlying Index that have a consistent record of dividend increases, principally on the basis of dividend yield and consistent growth in dividends. As of June 30, 2016, the Underlying Index was composed of 50 companies. To qualify for inclusion in the Underlying Index, an issuer must have increased its annual regular cash dividend payments for each of its last ten or more calendar or fiscal years, and must have a minimum market capitalization of $1 billion. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

133

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Dividend Paying Security Risk. Securities that pay high dividends as a group can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in the Underlying Index and the capital resources available for such companies’ dividend payments may affect the Fund.

High Yield Securities Risk. High yield securities typically involve greater risk and are less liquid than higher grade issues. Changes in general economic conditions, changes in the financial condition of the issuers and changes in interest rates may adversely impact the ability of issuers of high yield securities to make timely payments of interest and principal.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the

Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

134

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 18.59%.

Best Quarter	Worst Quarter
26.81% (3rd Quarter 2008)	(30.52)% (1st Quarter 2009)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (12/09/04)
Return Before Taxes	2.45%	12.75%	3.10%	3.23%
Return After Taxes on Distributions	1.61%	11.91%	2.38%	2.52%
Return After Taxes on Distributions and Sale of Fund Shares	2.05%	10.17%	2.43%	2.55%
NASDAQ US Dividend AchieversTM 50 Index (reflects no deduction for fees, expenses or taxes)	3.07%	13.38%	3.55%	3.68%
Dow Jones U.S. Select Dividend Index (reflects no deduction for fees, expenses or taxes)	(1.64)%	12.78%	6.50%	6.53%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

135

PID	PowerShares International Dividend AchieversTM Portfolio

Summary Information

Investment Objective

The PowerShares International Dividend AchieversTM Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ International Dividend AchieversTM Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.58%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in dividend-paying common stocks and other securities that comprise the Underlying Index. The Underlying Index is composed of Global Depositary Receipts (“GDRs”) and American Depositary Receipts (“ADRs”) that are listed on the London Stock Exchange (“LSE”) or the London International Exchange, in addition to ADRs and non-U.S. common or ordinary stocks traded on the New York Stock Exchange (“NYSE”), The NASDAQ Stock Market LLC (“NASDAQ”) or NYSE Arca, Inc. Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) includes stock in the Underlying Index pursuant to a proprietary selection methodology that identifies companies that have increased their aggregate annual regular cash dividend payments consistently for at least each of the last five consecutive years. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

136

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Dividend Paying Security Risk. Securities that pay high dividends as a group can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in the Underlying Index and the capital resources available for such companies’ dividend payments may affect the Fund.

Financial Sector Risk. The market value of securities of issuers in the financial sector can be affected by factors such as adverse regulatory or economic occurrences affecting the financial sector, availability of credit, fluctuations in asset values, unstable interest rates, increased competition, continuing consolidations and development of new products and structures. Furthermore, increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.

Foreign Securities Risk. The Fund’s investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies, and therefore, not all material information regarding these companies will be available.

ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

137

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 5.12%.

Best Quarter	Worst Quarter
30.69% (2nd Quarter 2009)	(29.91)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (09/15/05)
Return Before Taxes	(19.10)%	0.77%	2.07%	2.33%
Return After Taxes on Distributions	(20.00)%	0.17%	1.58%	1.85%
Return After Taxes on Distributions and Sale of Fund Shares	(10.24)%	0.83%	1.91%	2.12%
NASDAQ International Dividend AchieversTM Index (reflects no deduction for fees, expenses or taxes)	N/A	N/A	N/A	N/A
Blended-NASDAQ International Dividend AchieversTM Index(1) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(19.08)%	1.31%	2.70%	2.97%
MSCI EAFE® Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	(0.81)%	3.60%	3.03%	3.50%

(1)	The data shown as “Blended” is composed of gross total returns which reflects invested dividends that are not net of withholding taxes from September 15, 2007, the Fund’s inception date, through March 9, 2015 and net total return which reflects invested dividends that are net of withholding taxes thereafter.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

138

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

139

PNQI	PowerShares NASDAQ Internet Portfolio

Summary Information

Investment Objective

The PowerShares NASDAQ Internet Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ Internet IndexSM (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of Internet companies that comprise the Underlying Index. The Underlying Index is designed to track the performance of the largest and most liquid U.S.-listed companies engaged in Internet-related businesses that are listed on one of the three major U.S. stock exchanges. Companies in the Underlying Index include Internet software and services companies involved in Internet-related services, including Internet access providers, Internet search engines, web hosting, website design and e-commerce. Nasdaq, Inc. (the “Nasdaq” or the “Index Provider”) compiles the Underlying Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

140

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Internet Software and Services Sector Risk. Competitive pressures, such as technological developments, fixed-rate pricing and the ability to attract and retain skilled employees, can significantly affect the Internet software and services sector. Changing domestic and international demand, research and development costs, availability and price of components and product obsolescence also can affect profitability of companies in this sector.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

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Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Return—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was (4.23)%.

Best Quarter	Worst Quarter
28.40% (3rd Quarter 2010)	(18.25)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (06/12/08)
Return Before Taxes	19.37%	18.36%	17.34%
Return After Taxes on Distributions	19.37%	18.36%	17.34%
Return After Taxes on Distributions and Sale of Fund Shares	10.96%	14.96%	14.53%
NASDAQ Internet IndexSM (reflects no deduction for fees, expenses or taxes)	20.03%	18.95%	17.97%
NASDAQ-100® Index (reflects no deduction for fees, expenses or taxes)	9.75%	17.09%	13.39%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on The NASDAQ Stock Market LLC and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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EQWS	PowerShares Russell 2000 Equal Weight Portfolio

Summary Information

Investment Objective

The PowerShares Russell 2000 Equal Weight Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell 2000® Equal Weight Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses	0.92%
Total Annual Fund Operating Expenses	1.17%
Fee Waivers and Expense Assumption(1)	0.92%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.25%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.25% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$26	$280	$555	$1,338

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 143% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is designed to provide equal-weighted exposure to approximately 2,000 mid and small cap securities in the larger U.S. equity market. The Underlying Index generally is composed of all of the securities included in the Russell 2000® Index, which is composed of the smallest 2,000 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies representing 95% of the U.S. equity market.

Each quarter, Frank Russell Company (the “Index Provider”) groups each component security in the Russell 2000® Index based on the Russell Global Sectors (“RGS”) classification system. The RGS system is composed of nine economic sectors: consumer discretionary, consumer staples, energy, financial services, health care, materials & processing, producer durables, technology and utilities. Once the component securities are grouped, the Index Provider allocates an equal weight to each sector and then assigns an equal weight to each constituent security within each sector.

The Index Provider then screens each security for liquidity and capacity measures; a potential constituent will be included in the Underlying Index only if it is considered sufficiently liquid and has a sufficient number of outstanding shares readily available in the market.

Unlike the Russell 2000® Index, which employs a market capitalization-weighted methodology, the Underlying Index’s equal weighting methodology provides equal exposure to the smallest components and underweighted sectors of the Russell 2000® Index.

The Fund generally will invest in all of the component securities of the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving, and, as a result, they may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the

144

performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 4.57%.

Best Quarter	Worst Quarter
17.31% (2nd Quarter 2009)	(27.15)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (12/01/06)
Return Before Taxes	(8.57)%	8.74%	3.63%
Return After Taxes on Distributions	(8.81)%	8.47%	3.45%
Return After Taxes on Distributions and Sale of Fund Shares	(4.63)%	6.92%	2.87%
Russell 2000® Equal Weight Index(1) (reflects no deduction for fees, expenses or taxes)	(10.12)%	6.54%	N/A
Blended-Russell 2000® Equal Weight Index(2) (reflects no deduction for fees, expenses or taxes)	(8.22)%	9.22%	4.31%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	(4.41)%	9.19%	5.65%

(1)

Effective after the close of business on May 22, 2015, the Fund changed its underlying index from the RAFI® Fundamental Small Core Index to the Russell 2000® Equal Weight Index. Performance information for the “Since Inception” period is not available for the Russell 2000® Equal Weight Index because that Index did not commence calculation and publication until October 18, 2010.

(2)

The data shown as “Blended-Russell 2000® Equal Weight Index” is composed of the performance of the Dynamic Small Cap IntellidexSM Index from December 1, 2006, the Fund’s inception date, until June 16, 2011, followed by the performance of the RAFI® Fundamental Small Core Index from June 16, 2011 through May 22, 2015, and then followed by the performance of the Russell 2000® Equal Weight Index after that date through December 31, 2015.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

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Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	February 2015
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

146

PXSG	PowerShares Russell 2000 Pure Growth Portfolio

Summary Information

Investment Objective

The PowerShares Russell 2000 Pure Growth Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell 2000® Pure Growth Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.38%
Total Annual Fund Operating Expenses	0.67%
Fee Waivers and Expense Assumption(1)	0.28%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.39%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$40	$186	$345	$808

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 144% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is composed of securities selected from the Russell 2000® Index, which is composed of the smallest 2,000 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 U.S. companies representing 95% of the U.S. equity market.

Frank Russell Company (the “Index Provider”) first identifies securities in the Russell 2000® Index with higher price-to-book ratios and higher forecasting growth values.

The Underlying Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with lower CVS scores are considered growth stocks. The Underlying Index then weights securities in proportion to their CVS score, giving greatest weight to the securities demonstrating the most growth characteristics.

The Fund generally will invest in all of the component securities of the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving, and, as a result, they may be more sensitive to changing market conditions.

Growth Risk. The market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower than that of other types of investments.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Information Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the information technology sector.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

148

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was (2.00)%.

Best Quarter	Worst Quarter
18.01% (4th Quarter 2010)	(23.82)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (03/03/05)
Return Before Taxes	0.33%	9.36%	4.25%	4.91%
Return After Taxes on Distributions	0.25%	9.20%	4.16%	4.83%
Return After Taxes on Distributions and Sale of Fund Shares	0.26%	7.41%	3.37%	3.93%
Russell 2000® Pure Growth Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	N/A	N/A	N/A
Blended-Russell 2000® Pure Growth Index(2) (reflects no deduction for fees, expenses or taxes)	0.61%	9.81%	4.85%	5.52%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	(1.38)%	10.67%	7.95%	8.02%

(1)

Effective after the close of business on May 22, 2015, the Fund changed its underlying index from the RAFI® Fundamental Small Growth Index to the Russell 2000® Pure Growth Index. Performance information is not available for the Russell 2000® Pure Growth Index because that Index did not commence calculation and publication until April 7, 2015.

(2)

The data shown as “Blended-Russell 2000® Pure Growth Index” is composed of the performance of the Dynamic Small Cap Growth IntellidexSM Index from March 3, 2005, the Fund’s inception date, until June 16, 2011, followed by the performance of the RAFI® Fundamental Small Growth Index from June 16, 2011 through May 22, 2015, and then followed by the performance of the Russell 2000® Pure Growth Index after that date through December 31, 2015.

149

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	February 2015
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

150

PXSV	PowerShares Russell 2000 Pure Value Portfolio

Summary Information

Investment Objective

The PowerShares Russell 2000 Pure Value Portfolio (the “Fund) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell 2000® Pure Value Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	0.50%
Fee Waivers and Expense Assumption(1)	0.11%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.39%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$40	$149	$269	$618

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 137% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

151

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is composed of securities selected from the Russell 2000® Index, which is composed of the smallest 2,000 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 U.S. companies representing 95% of the U.S. equity market.

Frank Russell Company (the “Index Provider”) first identifies securities in the Russell 2000® Index with lower price-to-book ratios and lower forecasting growth values The Underlying Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with higher CVS scores are considered value stocks. The Underlying Index then weights securities in proportion to their CVS score, giving greatest weight to the securities demonstrating the most value characteristics.

The Fund generally will invest in all of the component securities of the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving, and, as a result, they may be more sensitive to changing market conditions.

Value Risk. “Value” securities are subject to the risk that the valuations never improve or that the returns on “value” securities are less than returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and, at times, may be lower than that of other types of investments.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Financial Sector Risk. The market value of securities of issuers in the financial sector can be affected by factors such as adverse regulatory or economic occurrences affecting the financial sector, availability of credit, fluctuations in asset values, unstable interest rates, increased competition, continuing consolidations and development of new products and structures. Furthermore, increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

152

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 5.55%.

Best Quarter	Worst Quarter
17.58% (4th Quarter 2011)	(26.75)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (03/03/05)
Return Before Taxes	(8.85)%	10.57%	5.62%	5.51%
Return After Taxes on Distributions	(9.47)%	10.18%	5.32%	5.23%
Return After Taxes on Distributions and Sale of Fund Shares	(4.59)%	8.41%	4.51%	4.44%
Russell 2000® Pure Value Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	N/A	N/A	N/A
Blended-Russell 2000® Pure Value Index(2) (reflects no deduction for fees, expenses or taxes)	(8.66)%	10.91%	6.18%	6.11%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	(7.47)%	7.67%	5.57%	5.69%

(1)

Effective after the close of business on May 22, 2015, the Fund changed its underlying index from the RAFI® Fundamental Small Value Index to the Russell 2000® Pure Value Index. Performance information is not available for the Russell 2000® Pure Value Index because that Index did not commence calculation and publication until April 7, 2015.

(2)

The data shown as “Blended-Russell 2000® Pure Value Index” is composed of the performance of the Dynamic Small Cap Value IntellidexSM Index from March 3, 2005, the Fund’s inception date, until June 16, 2011, followed by the performance of the RAFI® Fundamental Small Value Index from June 16, 2011 through May 22, 2015, and then followed by the performance of the Russell 2000® Pure Value Index after that date through December 31, 2015.

153

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	February 2015
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

154

EQWM	PowerShares Russell Midcap Equal Weight Portfolio

Summary Information

Investment Objective

The PowerShares Russell Midcap Equal Weight Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell Midcap® Equal Weight Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses	0.44%
Total Annual Fund Operating Expenses	0.69%
Fee Waivers and Expense Assumption(1)	0.44%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.25%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.25% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$26	$176	$341	$817

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 135% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

155

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is designed to provide equal-weighted exposure to approximately 800 securities of medium sized companies in the larger U.S. equity market. The Underlying Index generally is composed of all of the securities included in the Russell Midcap® Index, which is composed of the smallest 800 securities of the Russell 1000® Index, an index designed to measure the performance of the largest 1,000 companies in the U.S. equity market.

Each quarter, Frank Russell Company (the “Index Provider”) groups each component security in the Russell Midcap® Index based on the Russell Global Sectors (“RGS”) classification system. The RGS system is composed of nine economic sectors: consumer discretionary, consumer staples, energy, financial services, health care, materials & processing, producer durables, technology and utilities. Once the component securities are grouped, the Index Provider allocates an equal weight to each sector and then assigns an equal weight to each constituent security within each sector.

The Index Provider then screens each security for liquidity and capacity measures; a potential constituent will be included in the Underlying Index only if it is considered sufficiently liquid and has a sufficient number of outstanding shares readily available in the market.

Unlike the Russell Midcap® Index, which employs a market capitalization-weighted methodology, the Underlying Index’s equal weighting methodology provides equal exposure to the smallest components and underweighted sectors of the Russell Midcap® Index. The Fund generally will invest in all of the component securities of the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Mid-Capitalization Company Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often mid-capitalization companies and the industries in which they focus are still evolving, and, as a result, they may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Financial Sector Risk. The market value of securities of issuers in the financial sector can be affected by factors such as adverse regulatory or economic occurrences affecting the financial sector, availability of credit, fluctuations in asset values, unstable interest rates, increased competition, continuing consolidations and development of new products and structures. Furthermore, increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the

156

Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 8.44%.

Best Quarter	Worst Quarter
16.57% (3rd Quarter 2009)	(23.24)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (12/01/06)
Return Before Taxes	(6.55)%	9.50%	5.21%
Return After Taxes on Distributions	(6.85)%	9.22%	5.01%
Return After Taxes on Distributions and Sale of Fund Shares	(3.46)%	7.54%	4.16%
Russell Midcap® Equal Weight Index(1) (reflects no deduction for fees, expenses or taxes)	(4.95)%	10.80%	—
Blended-Russell Midcap® Equal Weight Index(2) (reflects no deduction for fees, expenses or taxes)	(6.28)%	9.97%	5.79%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	(2.44)%	11.44%	7.18%

(1)	Effective after the close of business on May 22, 2015, the Fund changed its underlying index from the RAFI® Fundamental Mid Core Index to the Russell Midcap® Equal Weight Index.

(2)

The data shown as “Blended-Russell Midcap® Equal Weight Index” is composed of the performance of the Dynamic Mid Cap IntellidexSM Index from December 1, 2006, the Fund’s inception date, until June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Core Index from June 16, 2011 through May 22, 2015, and then followed by the performance of the Russell Midcap® Equal Weight Index after that date through December 31, 2015.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

157

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	February 2015
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

158

PXMG	PowerShares Russell Midcap Pure Growth Portfolio

Summary Information

Investment Objective

The PowerShares Russell Midcap Pure Growth Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell Midcap® Pure Growth Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.44%
Fee Waivers and Expense Assumption(1)	0.05%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.39%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$40	$136	$241	$550

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 147% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

159

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is composed of securities selected from the Russell Midcap® Index, which includes the smallest 800 securities of the Russell 1000® Index, an index designed to measure the performance of the largest 1,000 companies in the U.S. equity market. Frank Russell Company (the “Index Provider”) first identifies securities in the Russell Midcap® Index with higher price-to-book ratios and higher forecasting growth values.

The Underlying Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with lower CVS scores are considered growth stocks. The Underlying Index then weights securities in proportion to their CVS score, giving greatest weight to the securities demonstrating the most growth characteristics.

The Fund generally will invest in all of the component securities of the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Mid-Capitalization Company Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often mid-capitalization companies and the industries in which they focus are still evolving, and, as a result, they may be more sensitive to changing market conditions.

Growth Risk. The market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower than that of other types of investments.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

160

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was (0.82)%.

Best Quarter	Worst Quarter
17.26% (4th Quarter 2010)	(24.14)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (03/03/05)
Return Before Taxes	(4.28)%	7.61%	6.09%	7.11%
Return After Taxes on Distributions	(4.42)%	7.40%	5.97%	7.00%
Return After Taxes on Distributions and Sale of Fund Shares	(2.30)%	6.00%	4.91%	5.80%
Russell Midcap® Pure Growth Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	N/A	N/A	N/A
Blended-Russell Midcap® Pure Growth Index(2) (reflects no deduction for fees, expenses or taxes)	(3.94)%	8.07%	6.68%	7.73%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	(0.20)%	11.54%	8.16%	8.63%

(1)

Effective after the close of business on May 22, 2015, the Fund changed its underlying index from the RAFI® Fundamental Mid Growth Index to the Russell Midcap® Pure Growth Index. Performance information is not available for the Russell Midcap® Pure Growth Index because that Index did not commence calculation and publication until April 7, 2015.

(2)

The data shown as “Blended-Russell Midcap® Pure Growth Index” is composed of the performance of the Dynamic Mid Cap Growth IntellidexSM Index from March 3, 2005, the Fund’s inception date, until June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Growth Index from June 16, 2011 through May 22, 2015, and then followed by the performance of the Russell Midcap® Pure Growth Index after that date through December 31, 2015.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

161

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	February 2015
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

162

PXMV	PowerShares Russell Midcap Pure Value Portfolio

Summary Information

Investment Objective

The PowerShares Russell Midcap Pure Value Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell Midcap® Pure Value Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.54%
Fee Waivers and Expense Assumption(1)	0.15%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.39%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$40	$158	$287	$663

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 131% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

163

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is composed of securities selected from the Russell Midcap® Index, which includes the smallest 800 securities of the Russell 1000® Index, an index designed to measure the performance of the largest 1,000 companies in the U.S. equity market.

Frank Russell Company (the “Index Provider”) first identifies securities in the Russell Midcap® Index with lower price-to-book ratios and higher forecasting growth values.

The Underlying Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with higher CVS scores are considered value stocks. The Underlying Index then weights securities in proportion to their CVS score, giving greatest weight to the securities demonstrating the most value characteristics.

The Fund generally will invest in all of the component securities of the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Mid-Capitalization Company Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often mid-capitalization companies and the industries in which they focus are still evolving, and, as a result, they may be more sensitive to changing market conditions.

Value Risk. “Value” securities are subject to the risk that the valuations never improve or that the returns on “value” securities are less than returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary, and at times, may be lower than that of other types of investments.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Financial Sector Risk. The market value of securities of issuers in the financial sector can be affected by factors such as adverse regulatory or economic occurrences affecting the financial sector, availability of credit, fluctuations in asset values, unstable interest rates, increased competition, continuing consolidations and development of new products and structures. Furthermore, increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

164

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 13.19%.

Best Quarter	Worst Quarter
18.56% (2nd Quarter 2009)	(21.46)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (03/03/05)
Return Before Taxes	(7.24)%	11.50%	5.94%	6.46%
Return After Taxes on Distributions	(7.79)%	11.08%	5.62%	6.14%
Return After Taxes on Distributions and Sale of Fund Shares	(3.63)%	9.18%	4.77%	5.24%
Russell Midcap® Pure Value Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	N/A	N/A	N/A
Blended-Russell Midcap® Pure Value Index(2) (reflects no deduction for fees, expenses or taxes)	(6.96)%	11.95%	6.55%	7.12%
Russell Midcap Value® Index (reflects no deduction for fees, expenses or taxes)	(4.78)%	11.25%	7.61%	7.99%

(1)

Effective after the close of business on May 22, 2015, the Fund changed its underlying index from the RAFI® Fundamental Mid Value Index to the Russell Midcap® Pure Value Index. Performance information is not available for the Russell Midcap® Pure Value Index because that Index did not commence calculation and publication until April 7, 2015.

(2)

The data shown as “Blended-Russell Midcap® Pure Value Index” is composed of the performance of the Dynamic Mid Cap Value IntellidexSM Index from March 3, 2005, the Fund’s inception date, until June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Value Index from June 16, 2011 through May 22, 2015, and then followed by the performance of the Russell Midcap® Pure Value Index after that date through December 31, 2015.

165

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	February 2015
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

166

EQWL	PowerShares Russell Top 200 Equal Weight Portfolio

Summary Information

Investment Objective

The PowerShares Russell Top 200 Equal Weight Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell Top 200® Equal Weight Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses	0.29%
Total Annual Fund Operating Expenses	0.54%
Fee Waivers and Expense Assumption(1)	0.29%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.25%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.25% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$26	$144	$273	$649

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

167

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is designed to provide equal-weighted exposure to the securities of the largest 200 companies in the U.S. equity market. The Underlying Index generally is composed of all of the securities included in the Russell Top 200® Index, which represents the largest 200 companies within the Russell 3000® Index, an index measuring the performance of the largest 3,000 companies representing 95% of the U.S. equity market.

Each quarter, Frank Russell Company (the “Index Provider”) groups each component security in the Russell Top 200® Index based on the Russell Global Sectors (“RGS”) classification system. The RGS system is composed of nine economic sectors: consumer discretionary, consumer staples, energy, financial services, health care, materials & processing, producer durables, technology and utilities. Once the component securities are grouped, the Index Provider allocates an equal weight to each sector and then assigns an equal weight to each constituent security within each sector.

The Index Provider then screens each security for liquidity and capacity measures; a potential constituent will be included in the Underlying Index only if it is considered sufficiently liquid and has a sufficient number of outstanding shares readily available in the market.

Unlike the Russell Top 200® Index, which employs a market capitalization-weighted methodology, the Underlying Index’s equal weighting methodology provides equal exposure to the smallest components and underweighted sectors of the Russell Top 200® Index.

The Fund generally will invest in all of the component securities of the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.

In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a

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security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 4.08%.

Best Quarter	Worst Quarter
12.73% (1st Quarter 2013)	(18.98)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (12/01/06)
Return Before Taxes	(1.76)%	12.11%	6.71%
Return After Taxes on Distributions	(2.24)%	11.66%	6.37%
Return After Taxes on Distributions and Sale of Fund Shares	(0.62)%	9.68%	5.39%
Russell Top 200® Equal Weight Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	N/A	N/A
Blended-Russell Top 200® Equal Weight Index(2) (reflects no deduction for fees, expenses or taxes)	(1.46)%	12.58%	7.29%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	0.92%	12.44%	6.66%

(1)

Effective after the close of business on May 22, 2015, the Fund changed its underlying index from the RAFI® Fundamental Large Core Index to the Russell Top 200® Equal Weight Index. Performance information is not available for the Russell Top 200® Equal Weight Index because that Index did not commence calculation and publication until March 16, 2015.

(2)

The data shown as “Blended-Russell Top 200® Equal Weight Index” is composed of the performance of the Dynamic Large Cap IntellidexSM Index from December 1, 2006, the Fund’s inception date, until June 16, 2011, followed by the performance of the RAFI® Fundamental Large Core Index from June 16, 2011 through May 22, 2015, and then followed by the performance of the Russell Top 200® Equal Weight Index after that date through December 31, 2015.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

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Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	February 2015
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

170

PXLG	PowerShares Russell Top 200 Pure Growth Portfolio

Summary Information

Investment Objective

The PowerShares Russell Top 200 Pure Growth Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell Top 200® Pure Growth Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.39%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$40	$125	$219	$493

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio rate turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 105% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is composed of securities selected from the Russell Top 200® Index, which includes the largest 200 securities of the Russell 3000® Index, an index measuring the performance of 95% of the U.S. equity market. Frank Russell Company (the “Index Provider”) first identifies securities in the Russell Top 200® Index with higher price-to-book ratios and higher forecasting growth values. The Underlying Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with lower CVS scores are considered growth stocks. The Underlying

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Index then weights securities in proportion to their CVS score, giving greatest weight to the securities demonstrating the most growth characteristics.

The Fund generally will invest in all of the component securities of the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its net assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Growth Risk. The market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower than that of other types of investments.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the

Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the technology sector.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

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Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was (3.27)%.

Best Quarter	Worst Quarter
14.19% (1st Quarter 2012)	(5.49)% (3rd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (06/16/2011)
Return Before Taxes	6.19%	14.72%
Return After Taxes on Distributions	5.90%	14.28%
Return After Taxes on Distributions and Sale of Fund Shares	3.73%	11.72%
Russell Top 200® Pure Growth Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	N/A
Blended-Russell Top 200® Pure Growth Index(2) (reflects no deduction for fees, expenses or taxes)	6.62%	15.19%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	5.67%	14.56%

(1)

Effective after the close of business on May 22, 2015, the Fund changed its underlying index from the RAFI® Fundamental Large Growth Index to the Russell Top 200® Pure Growth Index. Performance information is not available for the Russell Top 200® Pure Growth Index because that Index did not commence calculation and publication until April 7, 2015.

(2)

The data shown as “Blended-Russell Top 200® Pure Growth Index” is composed of the performance of the RAFI® Fundamental Large Growth Index from June 16, 2011, the Fund’s inception date, through May 22, 2015, followed by the performance of the Russell Top 200® Pure Growth Index after that date through December 31, 2015.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

173

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

174

PXLV	PowerShares Russell Top 200 Pure Value Portfolio

Summary Information

Investment Objective

The PowerShares Russell Top 200 Pure Value Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell Top 200® Pure Value Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	0.55%
Fee Waivers and Expense Assumption(1)	0.16%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.39%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$40	$160	$291	$674

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

175

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the component securities that compose the Underlying Index. The Underlying Index is composed of securities selected from the Russell Top 200® Index, which includes the largest 200 securities of the Russell 3000® Index, an index measuring the performance of 95% of the U.S. equity market. Frank Russell Company (the “Index Provider”) first identifies securities in the Russell Top 200® Index with lower price-to-book ratios and lower forecasting growth values. The Underlying Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with higher CVS scores are considered value stocks. The Underlying Index then weights securities in proportion to their CVS score, giving greatest weight to the securities demonstrating the most value characteristics.

The Fund generally will invest in all of the component securities of the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its net assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Value Risk. “Value” securities are subject to the risk that the valuations never improve or that the returns on “value” securities are less than returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary, and at times, may be lower or higher than that of other types of investments.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Financial Sector Risk. The market value of securities of issuers in the financial sector can be affected by factors such as adverse regulatory or economic occurrences affecting the financial sector, availability of credit, fluctuations in asset values, unstable interest rates, increased competition, continuing consolidations and development of new products and structures. Furthermore, increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

176

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund has performed and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 5.59%.

Best Quarter	Worst Quarter
12.83% (1st Quarter 2013)	(8.87)% (3rd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (06/16/2011)
Return Before Taxes	(5.20)%	11.03%
Return After Taxes on Distributions	(5.79)%	10.43%
Return After Taxes on Distributions and Sale of Fund Shares	(2.45)%	8.68%
Russell Top 200® Pure Value Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	N/A
Blended-Russell Top 200® Pure Value Index(2) (reflects no deduction for fees, expenses or taxes)	4.87%	11.46%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	(3.83)%	11.97%

(1)

Effective after the close of business on May 22, 2015, the Fund changed its underlying index from the RAFI® Fundamental Large Value Index to the Russell Top 200® Pure Value Index. Performance information is not available for the Russell Top 200® Pure Value Index because that Index did not commence publication and calculation until April 7, 2015.

(2)

The data shown as “Blended-Russell Top 200® Pure Value Index” is composed of the performance of the RAFI® Fundamental Large Value Index from June 16, 2011, the Fund’s inception date, through May 22, 2015, followed by the performance of the Russell Top 200® Pure Value Index after that date through December 31, 2015.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

177

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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PBP	PowerShares S&P 500 BuyWrite Portfolio

Summary Information

Investment Objective

The PowerShares S&P 500 BuyWrite Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the CBOE S&P 500 BuyWrite IndexSM (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in securities that comprise the Underlying Index and will write (sell) call options thereon. The Underlying Index is a total return benchmark index that is designed to track the performance of a hypothetical “buy-write” strategy on the S&P 500® Index. The index is based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index “covered” call option, generally on the third Friday of each month. A “buy-write,” also called a covered call, generally is considered an investment strategy in which an investor buys a stock or basket of stocks, and sells call options that correspond to the stock or basket of stocks. In return for a premium, the Fund gives the right to the purchaser of the option written by the Fund to receive a cash payment equal to the difference between the value of the S&P 500 Index and the exercise price, if the value on the expiration date is

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above the exercise price. In addition, covered call options partially hedge against a decline in the price of the securities on which they are written to the extent of the premium the Fund receives. The Fund will write options that are traded on national securities exchanges. Strictly in accordance with its guidelines and mandated procedures, the Chicago Board Options Exchange, Incorporated (the “CBOE” or the “Index Provider”) calculates the Underlying Index. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Writing Covered Call Option Risk. By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the holdings in the S&P 500 Index above the exercise prices of the written options, but will continue to bear the risk of declines in the value of the holdings in the S&P 500 Index. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund’s ability to sell the underlying securities will be limited while the option is in effect unless the Fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.

U.S. Federal Income Tax Risk. Due to its investment strategy and certain federal income tax elections it intends to make, the Fund expects to account for gains or losses on its investments on a daily mark-to-market basis for federal income tax purposes. Generally, the mark-to-market gains and losses from the stock positions will be compared with the mark-to-market gains or losses from the call options on a daily basis. To the extent that there is more gain or loss from the stock positions, the Fund will have short term capital gain, which generally is taxed like ordinary income, or short term capital loss. To the extent there is more gain or loss from the call options, such gain will be treated for federal tax purposes as 60% long term capital gain or loss and 40% short term capital gain. As a result of its investment strategy, the Fund will not be able to designate a portion of its dividends as being eligible for lower rates of tax in the hands of non-corporate shareholders (dividends that are commonly referred to as “qualified dividend income”) or as being eligible for the dividends received deduction when received by certain corporate shareholders. For these reasons, a significant portion of income received from the Fund may be subject to tax at greater rates than would apply if the Fund were engaged in a different investment strategy. You should consult your tax advisors as to the tax consequences of acquiring, owning and disposing of shares in the Fund.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

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Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 1.99%.

Best Quarter	Worst Quarter
15.92% (4th Quarter 2011)	(21.81)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (12/20/07)
Return Before Taxes	4.45%	6.13%	2.84%
Return After Taxes on Distributions	2.20%	3.62%	0.88%
Return After Taxes on Distributions and Sale of Fund Shares	2.55%	3.68%	1.38%
CBOE S&P 500 BuyWrite IndexSM (reflects no deduction for fees, expenses or taxes)	5.24%	6.97%	3.68%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	6.57%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	October 2013
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013
Richard Ose	Vice President and Portfolio Manager of the Adviser	October 2013
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

181

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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SPHQ	PowerShares S&P 500® Quality Portfolio (formerly, PowerShares S&P 500® High Quality Portfolio)

Summary Information

Investment Objective

The PowerShares S&P 500® Quality Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Quality Index* (the “Underlying Index”).

*

Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“Standard & Poor’s”) and have been licensed for use by Invesco PowerShares Capital Management LLC (the “Adviser”). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s or its Affiliates, and Standard & Poor’s and its Affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.38%
Fee Waivers and Expense Assumption(1)	0.09%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.29%

(1)	The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.29% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$30	$113	$204	$472

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a

183

taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in securities that comprise the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is constructed from the constituents of the S&P 500® Index that are of the highest quality—that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances.

In selecting constituent securities for the Underlying Index, the Index Provider first calculates the quality score of each security in the S&P 500® Index. The quality score of each component stock is derived by the Index Provider from each component stock’s return-on-equity, accruals ratio and financial leverage ratio. Return on equity is calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share. Accruals ratio is computed using the change of the company’s net operating assets over the last year divided by the company’s average net operating assets over the last two years. Financial leverage is calculated as the company’s latest total debt divided by the company’s book value. The Index Provider then selects the 100 stocks with the highest quality score for inclusion in the Underlying Index. The Index Provider weights each component stock of the Underlying Index by the total of its quality score multiplied by its market capitalization. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Also, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes

184

in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 7.89%.

Best Quarter	Worst Quarter
12.18% (3rd Quarter 2010)	(28.01)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (12/06/05)
Return Before Taxes	1.67%	13.66%	5.36%	5.16%
Return After Taxes on Distributions	1.11%	13.22%	5.14%	4.93%
Return After Taxes on Distributions and Sale of Fund Shares	1.39%	10.96%	4.28%	4.11%
S&P 500® Quality Index(1) (reflects no deduction for fees, expenses or taxes)	0.38%	N/A	N/A	N/A
S&P 500® High Quality Rankings Index(2) (reflects no deduction for fees, expenses or taxes)	1.94%	14.05%	N/A	N/A
Blended—S&P 500® High Quality Rankings Index(3) (reflects no deduction for fees, expense or taxes)	1.94%	14.05%	5.50%	5.29%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%	7.14%

(1)

Effective March 21, 2016, the Fund changed its underlying index from the S&P 500® High Quality Rankings Index to the S&P 500® Quality Index. Performance for the “5 Years,” “10 Years” and “Since Inception” periods for S&P 500® Quality Index are not available because that Index did not commence calculation and publication until July 8, 2014.

(2)

Effective June 30, 2010, the Fund changed its underlying index from the Value Line Timeliness Select Index to the S&P 500® High Quality Rankings Index. Performance for the “10 Years” and “Since Inception” periods for the S&P 500® High Quality Rankings Index is not available because that Index did not commence calculation and publication until July 8, 2014.

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(3)

The data shown as “Blended-S&P 500® High Quality Rankings Index” is composed of the performance of the Value Line Timeliness Select Index from December 6, 2005, the Fund’s inception date, until June 30, 2010, followed by the performance of the S&P 500® High Quality Rankings Index from June 30, 2010 through December 31, 2015.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

186

PHO	PowerShares Water Resources Portfolio

Summary Information

Investment Objective

The PowerShares Water Resources Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX US Water IndexSM (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.61%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$62	$195	$340	$762

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 89% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) of companies in the water industry that comprise the Underlying Index. The Underlying Index seeks to track the performance of U.S. exchange-listed companies that create products designed to conserve and purify water for homes, businesses and industries. The Underlying Index was created by, and is a trademark of, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”). The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

187

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Water Industry Risk. Adverse developments in the water industry may significantly affect the value of the Shares of the Fund. Companies involved in the water industry are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and water conservation.

Foreign Securities Risk. Since the Underlying Index may include ADRs, the Fund’s investments involve risks of investing in foreign securities that are in addition to the risks associated with domestic securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies, and therefore, not all material information regarding these companies will be available.

ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Clean Energy Industry Risk. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect the clean energy industry. In addition, intense competition and legislation resulting in more strict government regulations and enforcement policies and specific expenditures for cleanup efforts can significantly affect the clean energy industry. Risks associated with hazardous materials, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations can significantly affect this industry. Also, supply and demand for specific products or services, the supply and demand for oil and gas, the price of oil and gas, production spending, government regulation, world events and economic conditions may affect this industry. Currently, certain valuation methods used to value companies involved in the alternative power and power technology sectors, particularly those companies that have not yet traded publicly, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.

Machinery Industry Risk. The machinery industry (which includes companies that make machines for use in a range of sectors, including construction, agriculture, mining and energy) traditionally has been extremely cyclical and therefore susceptible to general economic trends. Additionally, the machinery industry can be significantly affected by changes in employment, interest rates, consumer sentiment and spending or other indicators of economic growth. Other factors can impact companies in the machinery industry, including: overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Machinery companies also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

188

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 9.15%.

Best Quarter	Worst Quarter
22.20% (2nd Quarter 2009)	(22.23)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (12/06/05)
Return Before Taxes	(15.21)%	3.40%	4.31%	4.20%
Return After Taxes on Distributions	(15.35)%	3.26%	4.19%	4.08%
Return After Taxes on Distributions and Sale of Fund Shares	(8.48)%	2.66%	3.45%	3.36%
NASDAQ OMX US Water IndexSM(1) (reflects no deduction for fees, expenses or taxes)	(14.61)%	N/A	N/A	N/A
Blended—NASDAQ OMX US Water IndexSM(2) (reflects no deduction for fees, expenses or taxes)	(14.61)%	4.14%	5.52%	5.41%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%	7.14%

(1)

Effective March 1, 2012, the Fund changed its underlying index from the Palisades Water Index to the NASDAQ OMX US Water IndexSM. Performance information for the “5 Years,” “10 Years” and “Since Inception” periods for

189

the NASDAQ OMX US Water IndexSM is not available because that Index did not commence calculation and publication until July 27, 2011.

(2)

The data shown as “Blended—NASDAQ OMX US Water IndexSM” is composed of the performance of the Palisades Water Index from December 6, 2005, the Fund’s inception date, until March 1, 2012, followed by the performance of the NASDAQ OMX US Water IndexSM from March 1, 2012 through December 31, 2015.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

190

PBW	PowerShares WilderHill Clean Energy Portfolio

Summary Information

Investment Objective

The PowerShares WilderHill Clean Energy Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WilderHill Clean Energy Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	0.76%
Fee Waivers and Expense Assumption(1)	0.06%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.70%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, sub-licensing fees, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$72	$237	$416	$937

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

191

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Underlying Index. As of June 30, 2016, the Underlying Index was composed of the stocks of about 40 companies that are publicly traded in the United States and that are engaged in the business of the advancement of cleaner energy and conservation. Strictly in accordance with its guidelines and mandated procedures, WilderHill (the “Index Provider”) includes stocks in the Underlying Index based on its evaluation that such companies will substantially benefit from a societal transition toward the use of cleaner energy and conservation. At its discretion, the Index Provider reviews the Underlying Index’s component stocks quarterly or more often. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Clean Energy Industry Risk. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect the clean energy industry. In addition, intense competition and legislation resulting in more strict government regulations and enforcement policies and specific expenditures for cleanup efforts can significantly affect the clean energy industry. Risks associated with hazardous materials, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations can significantly affect this industry. Also, supply and demand for specific products or services, the supply and demand for oil and gas, the price of oil and gas, production spending, government regulation, world events and economic conditions may affect this industry. Currently, certain valuation methods used to value companies involved in the alternative power and power technology sectors, particularly those companies that have not yet traded publicly, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Semiconductors Industry Risk. Competitive pressures, intense competition, aggressive pricing, technological developments, changing demand, research and development costs, availability and price of components and product obsolescence can significantly affect the semiconductors industry.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

192

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was (18.17)%.

Best Quarter	Worst Quarter
31.54% (1st Quarter 2006)	(41.88)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (03/03/05)
Return Before Taxes	(8.59)%	(12.47)%	(10.45)%	(9.40)%
Return After Taxes on Distributions	(9.10)%	(13.15)%	(10.80)%	(9.72)%
Return After Taxes on Distributions and Sale of Fund Shares	(4.79)%	(8.98)%	(6.92)%	(6.25)%
WilderHill Clean Energy Index (reflects no deduction for fees, expenses or taxes)	(10.25)%	(13.66)%	(11.35)%	(10.19)%
NASDAQ Composite Index (Price Only) (reflects no deduction for fees, expenses or taxes, and reflects no dividends paid by the component companies of the index)	5.73%	13.55%	8.55%	8.56%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

193

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

194

PUW	PowerShares WilderHill Progressive Energy Portfolio

Summary Information

Investment Objective

The PowerShares WilderHill Progressive Energy Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WilderHill Progressive Energy Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.49%
Total Annual Fund Operating Expenses	0.99%
Fee Waivers and Expense Assumption(1)	0.29%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.70%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$72	$286	$519	$1,187

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

195

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, Progressive Energy Index LLC (“Progressive Energy Index” or the “Index Provider”) includes the companies in the Underlying Index pursuant to a proprietary selection methodology. As of June 30, 2016, the Underlying Index was composed of common stocks of about 40 companies that are publicly traded in the United States and are engaged in a business or businesses that the Index Provider believes may substantially benefit from a societal shift toward the transitional energy technologies significant in improving the use of fossil fuels and nuclear power. At its discretion, the Index Provider reviews the Underlying Index component stocks quarterly, or more often. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Energy Sector Risk. Changes in worldwide energy prices, exploration and production spending can significantly affect companies in the energy sector. Changes in government regulation, world events and economic conditions can affect these companies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact on the Fund’s portfolio securities and the performance of the Fund. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

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Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 13.40%.

Best Quarter	Worst Quarter
31.96% (2nd Quarter 2009)	(32.63)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/24/06)
Return Before Taxes	(25.22)%	(6.02)%	(1.84)%
Return After Taxes on Distributions	(25.52)%	(6.25)%	(2.00)%
Return After Taxes on Distributions and Sale of Fund Shares	(14.05)%	(4.37)%	(1.30)%
WilderHill Progressive Energy Index (reflects no deduction for fees, expenses or taxes)	(25.13)%	(5.41)%	(1.13)%
NASDAQ Composite Index (Price Only) (reflects no deduction for fees, expenses or taxes, and reflects no dividends paid by the component companies of the index)	5.73%	13.55%	8.61%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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PZI	PowerShares Zacks Micro Cap Portfolio

Summary Information

Investment Objective

The PowerShares Zacks Micro Cap Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Zacks Micro Cap IndexTM (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.50%
Acquired Fund Fees and Expenses(1)	0.11%
Total Annual Fund Operating Expenses	1.11%
Fee Waivers and Expense Assumption(2)	0.30%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.81%

(1)	Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(2)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2017 and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$83	$323	$583	$1,325

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund

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Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 134% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of micro capitalization companies that comprise the Underlying Index. Zacks Investment Research (“Zacks” or the “Index Provider”) considers a company to be a micro capitalization company if it falls within the Underlying Index model, as described below. As of June 30, 2016, the Underlying Index was composed of 400 U.S. stocks that, strictly in accordance with its guidelines and mandated procedures, Zacks includes from a universe of 7,000 domestic companies. For the purpose of constituent selection, the micro capitalization subset is defined relative to the entire investable universe of stocks, with the upper threshold equal to 0.15% of the capitalization of the largest capitalization domestic company at the time of selection (as of June 30, 2016 approximately $815 billion) and the lower threshold equal to approximately 0.015% of the largest capitalization domestic company (as of June 30, 2016 approximately $81 million). The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Micro Capitalization Company Risk. Investments in the securities of micro capitalization companies involve substantially greater risks of loss and price fluctuations than stocks with larger capitalization. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may experience significant losses), their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and they may lack management depth. In addition, less public information may be available about these companies. The shares of micro capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, the Fund may take a long time before it realizes a gain, if any, on an investment in a micro capitalization company.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Financial Sector Risk. The market value of securities of issuers in the financial sector can be affected by factors such as adverse regulatory or economic occurrences affecting the financial sector, availability of credit, fluctuations in asset values, unstable interest rates, increased competition, continuing consolidations and development of new products and structures. Furthermore, increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index

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may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was 2.77%.

Best Quarter	Worst Quarter
20.88% (2nd Quarter 2009)	(29.12)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception (08/18/05)
Return Before Taxes	(3.68)%	6.69%	1.27%	1.47%
Return After Taxes on Distributions	(3.89)%	6.40%	1.07%	1.28%
Return After Taxes on Distributions and Sale of Fund Shares	(1.90)%	5.27%	1.00%	1.16%
Zacks Micro Cap IndexTM (Price Only) (reflects no deduction for fees, expenses or taxes, and reflects no dividends paid by the component companies of the index)	(3.05)%	7.47%	2.09%	2.30%
Russell Microcap® Index (reflects no deduction for fees, expenses or taxes)	(5.16)%	9.23%	5.13%	5.37%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

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Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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Additional Information About the Funds’ Strategies and Risks

Principal Investment Strategies

Each Fund generally will invest at least 90% of its total assets in securities that comprise its respective Underlying Index or Underlying Intellidex. Each Fund operates as an index fund and is not actively managed. Each Fund uses an “indexing” investment approach to seek investment results that generally correspond, before fees and expenses to the performance of its Underlying Index or Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between a Fund’s performance and the performance of its Underlying Index or Underlying Intellidex; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of a Fund and its Underlying Index or Underlying Intellidex is to assess the “tracking error” between the two. Tracking error means the variation between a Fund’s annual return and the return of its Underlying Index or Underlying Intellidex, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s or Underlying Intellidex’s returns. Because each Fund uses an indexing approach to try to achieve its investment objective, each Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Each Fund (except PowerShares Financial Preferred Portfolio) generally invests in all of the securities comprising its respective Underlying Index or Underlying Intellidex in proportion to the weightings of the securities in the respective Underlying Index or Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, a Fund may purchase a sample of securities in its respective Underlying Index or Underlying Intellidex.

Because of the practical difficulties and expense of purchasing all of the securities in the Underlying Index of PowerShares Financial Preferred Portfolio, that Fund does not purchase all of the securities in its Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective. Sampling means that the Adviser uses a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. The Adviser bases the quantity of holdings in a Fund on a number of factors, including asset size of the Fund. The Adviser generally expects a Fund using a sampling methodology to hold less than the total number of securities in its Underlying Index or Underlying Intellidex, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

There also may be instances in which the Adviser may choose to (i) overweight a security in an Underlying Index or Underlying

Intellidex, (ii) purchase securities not contained in an Underlying Index or Underlying Intellidex that the Adviser believes are appropriate to substitute for certain securities in that Underlying Index or Underlying Intellidex, or (iii) utilize various combinations of other available investment techniques in seeking to track an Underlying Index or Underlying Intellidex. Each Fund may sell securities included in an Underlying Index or Underlying Intellidex in anticipation of their removal from the Underlying Index or Underlying Intellidex, or purchase securities not included in an Underlying Index or Underlying Intellidex in anticipation of their addition to the Underlying Index or Underlying Intellidex.

Additional information about the construction of each Fund’s Underlying Index or Underlying Intellidex is set forth below in alphabetical order by index name.

CBOE S&P 500 BuyWrite IndexSM (PowerShares S&P 500 BuyWrite Portfolio)

The CBOE S&P 500 BuyWrite IndexSM measures the total rate of return of an S&P 500® Index covered call strategy. This strategy consists of holding a long position indexed to the S&P 500® Index and selling a succession of covered call options, each with an exercise price at or above the prevailing price level of the S&P 500® Index. The Underlying Index provides a benchmark measure of the total return performance of this hypothetical strategy. The Underlying Index reinvests dividends paid on the component stocks underlying the S&P 500® Index and the dollar value of option premiums received from covered call options.

The Underlying Index assumes that the call options are written (sold) on the third Friday of each month and expire in the next calendar month after they are written. These options are exchange-traded and the strike price of each option will generally be the closest strike price above the last value of the Reference Index before 11 a.m. Eastern time. The Underlying Index assumes that the call options are held until their expiration, and settled in cash against the Special Opening Quotation (or SOQ ticker “SET”) of the Reference Index. The Underlying Index then assumes new one-month call options are written. The day on which the settlement of expiring call options written by the Fund is determined and the new one month call options are written (sold) is called the “roll date.” The CBOE calculates the Underlying Index in real-time every 15 seconds during each trading day, excluding the roll date. On the roll date, CBOE will not calculate the Underlying Index until such time during such day as CBOE (a) completes procedures to determine the price of the new call option and a corresponding value of the S&P 500® Index and (b) CBOE incorporates the price of the new call and the corresponding value of the S&P 500® Index into its Underlying Index calculation system. Generally, CBOE anticipates that the Underlying Index will be calculated in real-time every 15 seconds on the roll date beginning at 2 p.m., Eastern time.

The Cleantech IndexTM (PowerShares CleantechTM Portfolio)

The Cleantech IndexTM seeks to track the growth of clean technology via the performance of stocks of the world’s leading cleantech companies. The Index is reconstituted and rebalanced quarterly. Updates to the Underlying Index’s composition typically take effect after the close of trading on the NYSE Arca, Inc. (“NYSE Arca”) on the next to last business day of each calendar quarter month

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(“Rebalance Date”). Cleantech determines and announces the components and weights at the close of trading five days prior to the Rebalance Date. Strictly in accordance with its guidelines and mandated procedures, Cleantech identifies stocks for the Underlying Index that meet the following eligibility criteria:

(a)	Derive at least 50% of sales or operating profits from cleantech businesses.

(b)	Maintain a three-month average market capitalization of at least $200 million.

(c)	Maintain a one-month average floated market capitalization of at least $150 million.

(d)	Maintain a listing on a securities exchange (securities traded on the bulletin board or over-the-counter are excluded from the Underlying Index).

(e)	Maintain an average daily trading volume of at least $200,000 during the three-month period prior to determination date (exclusive of the five days during and after an initial public offering) and have a minimum average trading value of at least $200,000 per trading day for the trailing three-month period. Cleantech may count aggregated trading volume for securities that trade on multiple exchanges. If the trading history is less than three months, then the trading history to date will be used—exclusive of the first five days after an initial exchange listing and any secondary share offering greater than 5% of the floated share count prior to the offering.

Pursuant to a proprietary methodology, Cleantech further screens securities that meet the eligibility criteria. These screens include, but are not limited to, profitability, earnings growth and quality, business strategy, sector leadership and position, sector redundancy, intellectual property, impact on the environment, management quality, solvency, existing litigation and governance issues.

To maintain inclusion in the Underlying Index, as of the calculation date for each quarterly rebalance, companies must:

(a)	Have a 30-day average floated market capitalization of at least $100 million.

(b)	Have a market cap of at least $100 million.

(c)	Maintain a 60-day average daily trading volume of at least $200,000.

(d)	Meet the proprietary screening criteria discussed above.

In general, the Underlying Index equally weights its component securities within several bands based upon their market capitalization. The weighting bands also reflect a stock’s floated market capitalization when it falls below a certain threshold. In computing the Underlying Index, pursuant to its proprietary rules based methodology, Cleantech will reduce the weightings of securities with lower market liquidity, securities of issuers that have yet to achieve positive annual earnings and securities of issuers that have failed to achieve profitability in the two most recent fiscal years. In determining the weighting of securities in the Underlying Index, Cleantech will consider several key variables, including: market capitalization, dollar-weighted trading volume and relative liquidity, floated capitalization, types of shares, current and past profitability, consensus analyst estimates of expected time to annual profitability, and maximum Underlying Index weight constraints. Upon rebalancing, securities of issuers that have yet to achieve positive annual earnings may not, in the aggregate, account for more than 5% of the weight of the Underlying Index and no individual security may account for more than 6% of the weight of the Underlying Index.

Cleantech may, at any time, and from time to time, change the number of components composing the Underlying Index by adding or deleting one or more components, or replacing one or more issues contained in the Underlying Index with one or more substitute securities of its choice if, in Cleantech’s discretion, such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the industry groups to which the Underlying Index relates.

Dorsey Wright® Basic Materials Technical Leaders Index (PowerShares DWA Basic Materials Momentum Portfolio)

The Underlying Index for the PowerShares DWA Basic Materials Momentum Portfolio is a modified equal weight index that includes securities within the basic materials sector that demonstrate powerful relative strength characteristics. Such securities are selected for the Underlying Index pursuant to Dorsey Wright’s proprietary methodology, which emphasizes a security’s momentum and takes into account, among other factors, the performance of each of the companies in the eligible universe as compared to benchmark indices.

The Index Provider selects components from an eligible universe of large-cap securities that trade on U.S. exchanges. Eligible securities must (i) be one of the 2,000 largest constituents by dollar volume within the NASDAQ US Benchmark Index, (ii) have a minimum three-month average daily dollar trading volume of $1 million and (iii) be classified within the basic materials sector by Dorsey Wright’s proprietary industry classification system.

The Index Provider assigns a relative strength score to each eligible security based on the security’s intermediate- and long-term price movements relative to a representative market benchmark index. The Index Provider ranks the eligible securities by their relative strength score, selects approximately 30 securities with the greatest scores for inclusion in the Underlying Index and then weights each component security based on its relative strength score. Securities with higher scores receive larger weights.

The Index Provider reconstitutes and rebalances the Underlying Index quarterly. At each rebalance, the Index Provider ensures that all securities with weights greater than 5% of the Underlying Index, in the aggregate, do not exceed 25% of the weight of the Underlying Index. Component securities that cease to remain eligible for inclusion in the Underlying Index are removed and are not replaced until the next quarterly reconstitution.

Dorsey Wright® Consumer Cyclicals Technical Leaders Index (PowerShares DWA Consumer Cyclicals Momentum Portfolio)

The Underlying Index for the PowerShares DWA Consumer Cyclicals Momentum Portfolio is a modified equal weight index that includes securities within the consumer discretionary (or “cyclicals”) sector that demonstrate powerful relative strength

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characteristics. Such securities are selected for the Underlying Index pursuant to Dorsey Wright’s proprietary methodology, which emphasizes a security’s momentum and takes into account, among other factors, the performance of each of the companies in the eligible universe as compared to benchmark indices.

The Index Provider selects components from an eligible universe of large-cap securities that trade on U.S. exchanges. Eligible securities must (i) be one of the 2,000 largest constituents by dollar volume within the NASDAQ US Benchmark Index, (ii) have a minimum three-month average daily dollar trading volume of $1 million and (iii) be classified within the consumer discretionary sector by Dorsey Wright’s proprietary industry classification system.

The Index Provider assigns a relative strength score to each eligible security based on the security’s intermediate- and long-term price movements relative to a representative market benchmark index. The Index Provider ranks the eligible securities by their relative strength score, selects approximately 30 securities with the greatest scores for inclusion in the Underlying Index and then weights each component security based on its relative strength score. Securities with higher scores receive larger weights.

The Index Provider reconstitutes and rebalances the Underlying Index quarterly. At each rebalance, the Index Provider ensures that all securities with weights greater than 5% of the Underlying Index, in the aggregate, do not exceed 25% of the weight of the Underlying Index. Component securities that cease to remain eligible for inclusion in the Underlying Index are removed and are not replaced until the next quarterly reconstitution.

Dorsey Wright® Consumer Staples Technical Leaders Index (PowerShares DWA Consumer Staples Momentum Portfolio)

The Underlying Index for the PowerShares DWA Consumer Staples Momentum Portfolio is a modified equal weight index that includes securities within the consumer staples sector that demonstrate powerful relative strength characteristics. Such securities are selected for the Underlying Index pursuant to Dorsey Wright’s proprietary methodology, which emphasizes a security’s momentum and takes into account, among other factors, the performance of each of the companies in the eligible universe as compared to benchmark indices.

The Index Provider selects components from an eligible universe of large-cap securities that trade on U.S. exchanges. Eligible securities must (i) be one of the 2,000 largest constituents by dollar volume within the NASDAQ US Benchmark Index, (ii) have a minimum three-month average daily dollar trading volume of $1 million and (iii) be classified within the consumer staples sector by Dorsey Wright’s proprietary industry classification system.

The Index Provider assigns a relative strength score to each eligible security based on the security’s intermediate- and long-term price movements relative to a representative market benchmark index. The Index Provider ranks the eligible securities by their relative strength score, selects approximately 30 securities with the greatest scores for inclusion in the Underlying Index and then weights each component security based on its relative strength score. Securities with higher scores receive larger weights.

The Index Provider reconstitutes and rebalances the Underlying Index quarterly. At each rebalance, the Index Provider ensures that all securities with weights greater than 5% of the Underlying Index, in the aggregate, do not exceed 25% of the weight of the Underlying Index. Component securities that cease to remain eligible for inclusion in the Underlying Index are removed and are not replaced until the next quarterly reconstitution.

Dorsey Wright® Energy Technical Leaders Index (PowerShares DWA Energy Momentum Portfolio)

The Underlying Index for the PowerShares DWA Energy Momentum Portfolio is a modified equal weight index that includes securities within the energy sector that demonstrate powerful relative strength characteristics. Such securities are selected for the Underlying Index pursuant to Dorsey Wright’s proprietary methodology, which emphasizes a security’s momentum and takes into account, among other factors, the performance of each of the companies in the eligible universe as compared to benchmark indices.

The Index Provider selects components from an eligible universe of large-cap securities that trade on U.S. exchanges. Eligible securities must (i) be one of the 2,000 largest constituents by dollar volume within the NASDAQ US Benchmark Index, (ii) have a minimum three-month average daily dollar trading volume of $1 million and (iii) be classified within the energy sector by Dorsey Wright’s proprietary industry classification system.

The Index Provider assigns a relative strength score to each eligible security based on the security’s intermediate- and long-term price movements relative to a representative market benchmark index. The Index Provider ranks the eligible securities by their relative strength score, selects approximately 30 securities with the greatest scores for inclusion in the Underlying Index and then weights each component security based on its relative strength score. Securities with higher scores receive larger weights.

The Index Provider reconstitutes and rebalances the Underlying Index quarterly. At each rebalance, the Index Provider ensures that all securities with weights greater than 5% of the Underlying Index, in the aggregate, do not exceed 25% of the weight of the Underlying Index. Component securities that cease to remain eligible for inclusion in the Underlying Index are removed and are not replaced until the next quarterly reconstitution.

Dorsey Wright® Financials Technical Leaders Index (PowerShares DWA Financial Momentum Portfolio)

The Underlying Index for the PowerShares DWA Financial Momentum Portfolio is a modified equal weight index that includes securities within the financials sector that demonstrate powerful relative strength characteristics. Such securities are selected for the Underlying Index pursuant to Dorsey Wright’s proprietary methodology, which emphasizes a security’s momentum and takes into account, among other factors, the performance of each of the companies in the eligible universe as compared to benchmark indices.

The Index Provider selects components from an eligible universe of large-cap securities that trade on U.S. exchanges. Eligible securities must (i) be one of the 2,000 largest constituents by dollar

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volume within the NASDAQ US Benchmark Index, (ii) have a minimum three-month average daily dollar trading volume of $1 million and (iii) be classified within the financials sector by Dorsey Wright’s proprietary industry classification system.

The Index Provider assigns a relative strength score to each eligible security based on the security’s intermediate- and long-term price movements relative to a representative market benchmark index. The Index Provider ranks the eligible securities by their relative strength score, selects approximately 30 securities with the greatest scores for inclusion in the Underlying Index and then weights each component security based on its relative strength score. Securities with higher scores receive larger weights.

The Index Provider reconstitutes and rebalances the Underlying Index quarterly. At each rebalance, the Index Provider ensures that all securities with weights greater than 5% of the Underlying Index, in the aggregate, do not exceed 25% of the weight of the Underlying Index. Component securities that cease to remain eligible for inclusion in the Underlying Index are removed and are not replaced until the next quarterly reconstitution.

Dorsey Wright® Healthcare Technical Leaders Index (PowerShares DWA Healthcare Momentum Portfolio)

The Underlying Index for the PowerShares DWA Healthcare Momentum Portfolio is a modified equal weight index that includes securities within the healthcare sector that demonstrate powerful relative strength characteristics. Such securities are selected for the Underlying Index pursuant to Dorsey Wright’s proprietary methodology, which emphasizes a security’s momentum and takes into account, among other factors, the performance of each of the companies in the eligible universe as compared to benchmark indices.

The Index Provider selects components from an eligible universe of large-cap securities that trade on U.S. exchanges. Eligible securities must (i) be one of the 2,000 largest constituents by dollar volume within the NASDAQ US Benchmark Index, (ii) have a minimum three-month average daily dollar trading volume of $1 million and (iii) be classified within the healthcare sector by Dorsey Wright’s proprietary industry classification system.

The Index Provider assigns a relative strength score to each eligible security based on the security’s intermediate- and long-term price movements relative to a representative market benchmark index. The Index Provider ranks the eligible securities by their relative strength score, selects approximately 30 securities with the greatest scores for inclusion in the Underlying Index and then weights each component security based on its relative strength score. Securities with higher scores receive larger weights.

The Index Provider reconstitutes and rebalances the Underlying Index quarterly. At each rebalance, the Index Provider ensures that all securities with weights greater than 5% of the Underlying Index, in the aggregate, do not exceed 25% of the weight of the Underlying Index. Component securities that cease to remain eligible for inclusion in the Underlying Index are removed and are not replaced until the next quarterly reconstitution.

Dorsey Wright® Industrials Technical Leaders Index (PowerShares DWA Industrials Momentum Portfolio)

The Underlying Index for the PowerShares DWA Industrials Momentum Portfolio is a modified equal weight index that includes securities within the industrials sector that demonstrate powerful relative strength characteristics. Such securities are selected for the Underlying Index pursuant to Dorsey Wright’s proprietary methodology, which emphasizes a security’s momentum and takes into account, among other factors, the performance of each of the companies in the eligible universe as compared to benchmark indices.

The Index Provider selects components from an eligible universe of large-cap securities that trade on U.S. exchanges. Eligible securities must (i) be one of the 2,000 largest constituents by dollar volume within the NASDAQ US Benchmark Index, (ii) have a minimum three-month average daily dollar trading volume of $1 million and (iii) be classified within the industrials sector by Dorsey Wright’s proprietary industry classification system.

The Index Provider assigns a relative strength score to each eligible security based on the security’s intermediate- and long-term price movements relative to a representative market benchmark index. The Index Provider ranks the eligible securities by their relative strength score, selects approximately 30 securities with the greatest scores for inclusion in the Underlying Index and then weights each component security based on its relative strength score. Securities with higher scores receive larger weights.

The Index Provider reconstitutes and rebalances the Underlying Index quarterly. At each rebalance, the Index Provider ensures that all securities with weights greater than 5% of the Underlying Index, in the aggregate, do not exceed 25% of the weight of the Underlying Index. Component securities that cease to remain eligible for inclusion in the Underlying Index are removed and are not replaced until the next quarterly reconstitution.

Dorsey Wright® NASDAQ Technical Leaders Index (PowerShares DWA NASDAQ Momentum Portfolio)

The Underlying Index for the PowerShares DWA NASDAQ Momentum Portfolio is a modified equal weight index that includes securities that demonstrate powerful relative strength characteristics. Such securities are selected for the Underlying Index pursuant to Dorsey Wright’s proprietary methodology, which emphasizes a security’s momentum and takes into account, among other factors, the performance of each of the companies in the eligible universe as compared to benchmark indices.

The Index Provider selects components from an eligible universe of approximately 1,000 securities of large capitalization companies that trade on The NASDAQ Stock Market LLC (“NASDAQ”). Eligible securities must be one of the 1,000 largest constituents of the NASDAQ Composite Index by dollar volume and have a minimum three-month average daily dollar trading volume of $1 million.

The Index Provider assigns a relative strength score to each eligible security based on the security’s intermediate- and long-term price movements relative to a representative market benchmark index. The Index Provider then ranks the eligible securities by their

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relative strength score, selects approximately 100 securities with the greatest scores for inclusion in the Underlying Index and then weights each component security based on its relative strength score. Securities with higher scores receive larger weights.

The Index Provider reconstitutes and rebalances the Underlying Index quarterly. At each rebalance, the Index Provider ensures that all securities with weights greater than 5% of the Underlying Index, in the aggregate, do not exceed 25% of the weight of the Underlying Index. Component securities that cease to remain eligible for inclusion in the Underlying Index are removed and are not replaced until the next quarterly reconstitution.

Dorsey Wright® Technical Leaders Index (PowerShares DWA Momentum Portfolio)

The Underlying Index for the PowerShares DWA Momentum Portfolio is a modified equal weight index that includes securities that demonstrate powerful relative strength characteristics. Such securities are selected for the Underlying Index pursuant to Dorsey Wright’s proprietary methodology, which emphasizes a security’s momentum and takes into account, among other factors, the performance of each of the companies in the eligible universe as compared to benchmark indices.

The Index Provider selects components from an eligible universe of approximately 1,000 securities of large capitalization companies that trade on U.S. exchanges. Eligible securities must be one of the 1,000 largest constituents of the NASDAQ Composite Index by dollar volume and have a minimum three-month average daily dollar trading volume of $1 million.

The Index Provider assigns a relative strength score to each eligible security based on the security’s intermediate- and long-term price movements relative to a representative market benchmark index. The Index Provider then ranks the eligible securities by their relative strength score, selects approximately 100 securities with the greatest scores for inclusion in the Underlying Index and then weights each component security based on its relative strength score. Securities with higher scores receive larger weights.

The Index Provider reconstitutes and rebalances the Underlying Index quarterly. At each rebalance, the Index Provider ensures that all securities with weights greater than 5% of the Underlying Index, in the aggregate, do not exceed 25% of the weight of the Underlying Index. Component securities that cease to remain eligible for inclusion in the Underlying Index are removed and are not replaced until the next quarterly reconstitution.

Dorsey Wright® Technology Technical Leaders Index (PowerShares DWA Technology Momentum Portfolio)

The Underlying Index for the PowerShares DWA Technology Momentum Portfolio is a modified equal weight index that includes securities within the technology sector that demonstrate powerful relative strength characteristics. Such securities are selected for the Underlying Index pursuant to Dorsey Wright’s proprietary methodology, which emphasizes a security’s momentum and takes into account, among other factors, the performance of each of the companies in the eligible universe as compared to benchmark indices.

The Index Provider selects components from an eligible universe of large-cap securities that trade on U.S. exchanges. Eligible securities must (i) be one of the 2,000 largest constituents by dollar volume within the NASDAQ US Benchmark Index, (ii) have a minimum three-month average daily dollar trading volume of $1 million and (iii) be classified within the technology sector by Dorsey Wright’s proprietary industry classification system.

The Index Provider assigns a relative strength score to each eligible security based on the security’s intermediate- and long-term price movements relative to a representative market benchmark index. The Index Provider ranks the eligible securities by their relative strength score, selects approximately 30 securities with the greatest scores for inclusion in the Underlying Index and then weights each component security based on its relative strength score. Securities with higher scores receive larger weights.

The Index Provider reconstitutes and rebalances the Underlying Index quarterly. At each rebalance, the Index Provider ensures that all securities with weights greater than 5% of the Underlying Index, in the aggregate, do not exceed 25% of the weight of the Underlying Index. Component securities that cease to remain eligible for inclusion in the Underlying Index are removed and are not replaced until the next quarterly reconstitution.

Dorsey Wright® Utilities Technical Leaders Index (PowerShares DWA Utilities Momentum Portfolio)

The Underlying Index for the PowerShares DWA Utilities Momentum Portfolio is a modified equal weight index that includes securities within the utilities sector that demonstrate powerful relative strength characteristics. Such securities are selected for the Underlying Index pursuant to Dorsey Wright’s proprietary methodology, which emphasizes a security’s momentum and takes into account, among other factors, the performance of each of the companies in the eligible universe as compared to benchmark indices.

The Index Provider selects components from an eligible universe of large-cap securities that trade on U.S. exchanges. Eligible securities must (i) be one of the 2,000 largest constituents by dollar volume within the NASDAQ US Benchmark Index, (ii) have a minimum three-month average daily dollar trading volume of $1 million and (iii) be classified within the utilities staples by Dorsey Wright’s proprietary industry classification system.

The Index Provider assigns a relative strength score to each eligible security based on the security’s intermediate- and long-term price movements relative to a representative market benchmark index. The Index Provider ranks the eligible securities by their relative strength score, selects approximately 30 securities with the greatest scores for inclusion in the Underlying Index and then weights each component security based on its relative strength score. Securities with higher scores receive larger weights.

The Index Provider reconstitutes and rebalances the Underlying Index quarterly. At each rebalance, the Index Provider ensures that all securities with weights greater than 5% of the Underlying Index, in the aggregate, do not exceed 25% of the weight of the Underlying Index. Component securities that cease to remain eligible for inclusion in the Underlying Index are removed and are not replaced until the next quarterly reconstitution.

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Dynamic Biotech & Genome IntellidexSM Index (PowerShares Dynamic Biotechnology & Genome Portfolio)

The Dynamic Biotech & Genome IntellidexSM Index is composed of stocks of 30 U.S. biotechnology and genome companies. These companies are principally engaged in the research, development, manufacture, marketing and distribution of various biotechnological products, services and processes, and are companies that benefit significantly from scientific and technological advances in biotechnology and genetic engineering and research. These companies may include: biopharmaceutical companies that actively participate in the research & development, animal testing and partial human testing phases of drug development, typically using biotechnological techniques that required the use of living organisms, cells and/or components of cells; outsourced services companies that utilize drug delivery technologies in the development of therapeutics for the biopharmaceutical industry or provide biopharmaceutical companies with novel biological targets and drug leads; and scientific products such as bio-analytical instruments, reagents, and chemicals. Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (“NYSE Group”) includes biotechnology and genome stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the New York Stock Exchange (“NYSE”), NYSE MKT LLC (“NYSE MKT”) and the NASDAQ. NYSE Group ranks the stocks for capital appreciation potential based on a score (“Model Score”) developed from a proprietary NYSE Group Intellidex model. NYSE Group defines the universe of companies in the Underlying Intellidex using research provided by Revere Data, LLC to help identify those companies that have significant operations in the industry group (the “Biotech & Genome Group Universe”). NYSE Group further divides stocks within the Biotech & Genome Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). The Index Provider splits stocks in the Biotech & Genome Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Biotech & Genome Group Universe, NYSE Group identifies a defined number of the top-ranked larger and smaller stocks for inclusions in the Underlying Intellidex and equally weights the included stocks within their Sub-Groups. The Index Provider predetermines the number of stocks included from the Biotech & Genome Group Universe as follows:

(a)	The Underlying Intellidex includes 30 stocks from the Biotech & Genome Group Universe based on their Model Score as follows:

i.	NYSE Group includes eight of the top-ranked relatively larger stocks, which collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks with the best Model Score in the Sub-Group are included.

ii.	NYSE Group includes 22 of the top-ranked relatively smaller stocks, which collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks with the best Model Score in the Sub-Group are included.

(b)	In the event that the Biotech & Genome Group Universe consists of less than 50 stocks at the time of a quarterly review, NYSE Group includes 30 component stocks with the best model score in the Biotech & Genome Group Universe, and determines the weighting for the 30 stocks as follows:

i.	NYSE Group includes the eight largest stocks by market capitalization, which collectively receive 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii.	The remaining 22 stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Dynamic Building & Construction IntellidexSM Index (PowerShares Dynamic Building & Construction Portfolio)

The Dynamic Building & Construction IntellidexSM Index is composed of stocks of 30 U.S. building and construction companies that are primarily engaged in providing construction and related engineering services for building and remodeling residential properties, commercial or industrial buildings, or working on large-scale infrastructure projects, such as highways, tunnels, bridges, dams, power lines and airports. These companies also may include manufacturers of building materials for home improvement and general construction projects and specialized machinery used for building and construction; companies which provide installation, maintenance or repair work; and land developers. Strictly in accordance with its guidelines and mandated procedures, NYSE Group includes building and construction stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE ranks the stocks for investment potential using a proprietary NYSE Group Intellidex model. NYSE Group defines the universe of companies in the Underlying Intellidex by using research provided by Revere Data, LLC to help identify those companies that have significant operations in that industry group (the “Building & Construction Industry Group Universe”). NYSE Group further divides stocks within the Building & Construction Industry Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). The Index Provider splits stocks in the Building & Construction Industry Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. Within the Building & Construction Industry Group Universe, NYSE Group identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex. NYSE Group equally weights the included stocks within their Sub-Groups. The Index Provider predetermines the number of stocks included from the Building & Construction Industry Group Universe as follows:

(a)	The Underlying Intellidex includes 30 stocks from the Building & Construction Industry Group Universe based on their Model Score as follows:

i.	NYSE Group includes eight of the top-ranked relatively larger stocks, which collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks with the best Model Score in the Sub-Group are included.

ii.	NYSE Group includes 22 of the top-ranked relatively smaller stocks, which collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks with the best Model Score in the Sub-Group are included.

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(b)	In the event that the Building & Construction Industry Group Universe consists of less than 50 stocks at the time of a quarterly review, NYSE Group includes the 30 component stocks with the best Model Score in the Building & Construction Industry Group Universe, and determines the weighting for the 30 stocks as follows:

i.	NYSE Group includes the eight largest stocks by market capitalization, which collectively receive 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii.	The remaining 22 stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Dynamic Energy Exploration & Production IntellidexSM Index (PowerShares Dynamic Energy Exploration & Production Portfolio)

The Dynamic Energy Exploration & Production IntellidexSM Index is composed of stocks of 30 U.S. companies involved in the exploration and production of natural resources used to produce energy. These companies are engaged principally in exploration, extraction and production of crude oil and natural gas from land-based or offshore wells. Strictly in accordance with its guidelines and mandated procedures, NYSE Group includes energy exploration and production stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Group ranks the stocks for investment potential using a proprietary NYSE Group Intellidex model. NYSE Group defines the universe of companies in the Underlying Intellidex by using research provided by Revere Data, LLC to help identify those companies that have significant operations in that industry group (the “Energy Exploration & Production Industry Group Universe”). NYSE Group further divides stocks within the Energy Exploration & Production Industry Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). The Index Provider splits stocks in the Energy Exploration & Production Industry Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. Within the Energy Exploration & Production Industry Group Universe, NYSE Group identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex. NYSE Group equally weights the included stocks within their Sub-Groups. The Index Provider predetermines the number of stocks included from the Energy Exploration & Production Industry Group Universe as follows:

(a)	The Underlying Intellidex includes 30 stocks from the Energy Exploration & Production Industry Group Universe based on their Model Score as follows:

i.	NYSE Group includes eight of the top-ranked relatively larger stocks, which collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks with the best Model Score in the Sub-Group are included.

ii.	NYSE Group includes 22 of the top-ranked relatively smaller stocks, which collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks with the best Model Score in the Sub-Group are included.

(b)	In the event that the Energy Exploration & Production Industry Group Universe consists of less than 50 stocks at the time of a quarterly review, NYSE Group includes the 30 component stocks with the best Model Score in the Energy Exploration & Production Industry Group Universe, and determines the weighting for the 30 stocks as follows:

i.	NYSE Group includes the eight largest stocks by market capitalization, which collectively receive 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii.	The remaining 22 stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Dynamic Food & Beverage IntellidexSM Index (PowerShares Dynamic Food & Beverage Portfolio)

The Dynamic Food & Beverage IntellidexSM Index is composed of stocks of 30 U.S. food and beverage companies that are engaged principally in the manufacture, sale or distribution of food and beverage products, agricultural products and products related to the development of new food technologies. Strictly in accordance with its guidelines and mandated procedures, NYSE Group includes food and beverage stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Group ranks the stocks for capital appreciation potential using a proprietary NYSE Group Intellidex model. NYSE Group defines the universe of companies in the Underlying Intellidex using research provided by Revere Data, LLC to help identify those companies that have significant operations in the industry group (the “Food & Beverage Group Universe”). NYSE Group further divides stocks within the Food & Beverage Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). The Index Provider splits stocks in the Food & Beverage Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Food & Beverage Group Universe, NYSE Group identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex and equally weights the included stocks within their size Sub-Groups. The Index Provider predetermines the number of stocks included from the Food & Beverage Group Universe as follows:

(a)	The Underlying Intellidex includes 30 stocks from the Food & Beverage Group Universe based on their Model Score as follows:

i.	NYSE Group includes eight of the top-ranked relatively larger stocks, which collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks with the best Model Score in the Sub-Group are included.

ii.	NYSE Group includes 22 of the top-ranked relatively smaller stocks, which collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks with the best Model Score in the Sub-Group are included.

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(b)	In the event that the Food & Beverage Group Universe consists of less than 50 stocks at the time of a quarterly review, NYSE Group includes 30 component stocks with the best model score in the Food & Beverage Group Universe, and determines the weighting for the 30 stocks as follows:

i.	NYSE Group includes the eight largest stocks by market capitalization, which collectively receive 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii.	The remaining 22 stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Dynamic Large Cap Growth IntellidexSM Index (PowerShares Dynamic Large Cap Growth Portfolio)

The Dynamic Large Cap Growth IntellidexSM Index is composed of 50 large capitalization U.S. growth stocks that, strictly in accordance with its guidelines and mandated procedures, NYSE Group includes principally on the basis of their capital appreciation potential. NYSE Group ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ for investment potential using a proprietary NYSE Group Intellidex model. NYSE Group then divides the universe of companies into groups based on size, style and sub-size in the following manner:

(a)	NYSE Group segregates the universe of stocks into three size groups: large cap, mid cap and small cap. NYSE Group considers the 250 largest stocks large cap, it considers the next 750 mid cap and it considers the remaining 1,000 stocks small cap.

(b)

NYSE Group divides large cap stocks into growth stocks and value stocks. NYSE Group bases a stock’s characterization as growth or value on a multi-factor methodology. NYSE Group then divides the large cap growth universe into two sub-groups based on market capitalization. The top quintile represents one sub-group. The Index Provider selects 15 stocks with the best model score in the sub-group for inclusion in the Underlying Intellidex, except that any component stock which is currently included in the Underlying Intellidex is not removed unless its model score falls below that of the 18th ranked stock in the sub-group. Each of these 15 stocks receive 3.3% of the weight of the Underlying Intellidex.

(c)

The bottom four quintiles represent the other sub-group. NYSE Group selects 35 stocks with the best model score in that sub-group for inclusion in the Underlying Intellidex, except that any component stock that is currently included in the Underlying Intellidex is not removed unless its model score falls below that of the 42nd ranked stock in the sub-group. Each of these 35 stocks receive 1.4% of the weight of the Underlying Intellidex.

Dynamic Large Cap Value IntellidexSM Index (PowerShares Dynamic Large Cap Value Portfolio)

The Dynamic Large Cap Value IntellidexSM Index is composed of 50 large capitalization U.S. value stocks that, strictly in accordance with its guidelines and mandated procedures, NYSE Group included principally on the basis of their capital appreciation potential. NYSE Group ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ for investment potential using a proprietary NYSE Group Intellidex model. The Index Provider then divides the universe of companies into groups based on size, style and sub-size in the following manner:

(a)	NYSE Group segregates the universe of stocks into three size groups: large cap, mid cap and small cap. NYSE Group considers the 250 largest stocks to be large cap, it considers the next 750 mid cap and it considers the remaining 1,000 stocks small cap.

(b)

NYSE Group divides large cap stocks into growth stocks and value stocks. NYSE Group bases a stock’s characterization as growth or on a multi-factor methodology. NYSE Group then divides the large cap value universe into two sub-groups based on market capitalization. The top quintile represents one sub-group. The Index Provider selects 15 stocks with the best model score in the sub-group for inclusion in the Underlying Intellidex, except that any component stock which is currently included in the Underlying Intellidex is not removed unless its model score falls below that of the 18th ranked stock in the sub-group. Each of these 15 stocks receive 3.3% of the weight of the Underlying Intellidex.

(c)

The bottom four quintiles represent the other sub-group. NYSE Group selects 35 stocks with the best model score in that sub-group for inclusion in the Underlying Intellidex, except that any component stock that is currently included in the Underlying Intellidex is not removed unless its model score falls below that of the 42nd ranked stock in the sub-group. Each of these 35 stocks receive 1.4% of the weight of the Underlying Intellidex.

Dynamic Leisure & Entertainment IntellidexSM Index (PowerShares Dynamic Leisure and Entertainment Portfolio)

The Dynamic Leisure & Entertainment IntellidexSM Index is composed of stocks of 30 U.S. leisure and entertainment companies that are engaged principally in the design, production or distribution of goods or services in the leisure and entertainment industries. Strictly in accordance with its guidelines and mandated procedures, NYSE Group includes leisure and entertainment stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Group ranks the stocks for capital appreciation potential using a proprietary NYSE Group Intellidex model. NYSE Group defines the universe of companies in the Underlying Intellidex using research provided by Revere Data, LLC to help identify those companies that have significant operations in the industry group (the “Leisure and Entertainment Group Universe”). NYSE Group further divides stocks within the Leisure and Entertainment Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). NYSE Group further divides stocks within the Leisure and Entertainment Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). The Index Provider splits stocks in the Leisure and Entertainment Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Leisure and Entertainment Group Universe, NYSE Group identifies a defined number of

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the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex and equally weights the included stocks within their Sub-Groups. The Index Provider predetermines the number of stocks included from the Leisure and Entertainment Group Universe as follows:

(a)	The Underlying Intellidex includes 30 stocks from the Leisure and Entertainment Group Universe based on their Model Score as follows:

i.	NYSE Group includes eight of the top-ranked relatively larger stocks, which collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks with the best Model Score in the Sub-Group are included.

ii.	NYSE Group includes 22 of the top-ranked relatively smaller stocks, which collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks with the best Model Score in the Sub-Group are included.

(b)	In the event that the Leisure and Entertainment Group Universe consists of less than 50 stocks at the time of a quarterly review, NYSE Group includes 30 component stocks with the best model score in the Leisure and Entertainment Group Universe, and determines the weighting for the 30 stocks as follows:

i.	NYSE Group includes the eight largest stocks by market capitalization, which collectively receive 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii.	The remaining 22 stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Dynamic Market IntellidexSM Index (PowerShares Dynamic Market Portfolio)

The selection methodology of the Dynamic Market IntellidexSM Index identifies and selects companies from the U.S. marketplace with superior risk-return profiles. NYSE Group ranks domestic companies across numerous investment criteria, including fundamentals, valuation, timeliness and risk perspectives, when providing a comprehensive determination of a company’s overall investment potential. Strictly in accordance with its guidelines and mandated procedures, NYSE Group includes stocks that, based upon the rankings, it believes possess the greatest investment potential for the Underlying Intellidex. The Underlying Intellidex uses market-like sector weightings and market-capitalization groupings in seeking to produce a sector and size dispersion similar to the overall broad market. The Index Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ for investment potential using a proprietary NYSE Group Intellidex model. NYSE ranks companies quarterly, based on a variety of criteria, including price momentum, earnings momentum, quality, management action, and value factors, and then sorts them based on their cumulative score on the above criteria. The Index Provider then selects 100 companies from the top of each sector and size category in the following manner:

(a)	NYSE Group divides the universe of stocks into 10 economic sectors.
(b)	NYSE Group divides stocks within each sector into two market-capitalization groupings: large and mid/small.

(c)	NYSE Group selects a defined number of the top ranked large and mid/small stocks within each sector. The number of stocks selected within a sector is predetermined and based on the percentage of the overall market represented by such sector.

i.	NYSE Group allocates 70% of the weight to 30 large-capitalization stocks across the sectors.

ii.	NYSE Group allocates 30% of the weight to 70 mid/small-capitalization stocks across the sectors.

Dynamic Media IntellidexSM Index (PowerShares Dynamic Media Portfolio)

The Dynamic Media IntellidexSM Index is composed of stocks of 30 U.S. media companies that are engaged principally in the development, production, sale and distribution of goods or services used in the media industry. These companies produce and distribute information and entertainment content, and they may include: television and radio stations; broadcast and cable networks; motion picture companies; music producers; print publishers; and providers of content delivered via the Internet, as well as direct-to-home satellite services, traditional cable services, and advertising and related services. Strictly in accordance with its guidelines and mandated procedures, NYSE Group includes media stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Group ranks the stocks for capital appreciation potential using a proprietary NYSE Group Intellidex model. NYSE Group defines the universe of companies in the Underlying Intellidex using research provided by Revere Data, LLC to help identify those companies that have significant operations in the industry group (the “Media Group Universe”). NYSE Group further divides stocks within the Media Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). The Index Provider splits stocks in the Media Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Media Group Universe, NYSE Group identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex. NYSE Group equally weights the included stocks within their size Sub-Groups. The Index Provider predetermines the number of stocks included from the Media Group Universe as follows:

(a)	The Underlying Intellidex includes 30 stocks from the Media Group Universe based on their Model Score as follows:

i	NYSE Group includes eight of the top-ranked relatively larger stocks, which collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks with the best Model Score in the Sub-Group are included.

ii.	NYSE Group includes 22 of the top-ranked relatively smaller stocks, which collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks with the best Model Score in the Sub-Group are included.

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(b)	In the event that the Media Group Universe consists of less than 50 stocks at the time of a quarterly review, NYSE Group includes 30 components stocks with the best model score in the Media Group Universe, and determines the weighting for the 30 stocks as follows:

i.	NYSE Group includes the eight largest stocks by market capitalization, which collectively receive 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii.	The remaining 22 stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Dynamic Networking IntellidexSM Index (PowerShares Dynamic Networking Portfolio)

The Dynamic Networking IntellidexSM Index is composed of stocks of 30 U.S. networking companies that are engaged principally in the development, manufacture, sale or distribution of products, services or technologies that support the flow of electronic information, including voice, data, images and commercial transactions. These companies may include communications equipment companies that offer a broad range of access, transport, and connectivity equipment and devices that span across a diverse set of markets, including enterprise networking, home networking, satellite, wireless (terrestrial), wireline wide area networking, and cable (CATV). The universe also includes companies that provide: integrated circuits specialized to facilitate communications within a network; software that enables, manages, supports, and secures enterprise networks; and equipment used to build storage networks, which are specialized, high speed networks dedicated to accessing storage data. Strictly in accordance with its guidelines and mandated procedures, NYSE Group includes networking stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Group ranks the stocks for capital appreciation potential using a proprietary NYSE Group Intellidex model. NYSE Group defines the universe of companies in the Underlying Intellidex using research provided by Revere Data, LLC to help identify those companies that have significant operations in the industry group (the “Networking Group Universe”). NYSE Group further divides stocks within the Networking Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). The Index Provider splits stocks in the Networking Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are included in the bottom four quintiles. Within the networking industry, NYSE Group identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex and equally weights the included stocks within their Sub-Groups. The Index Provider predetermines the number of stocks included from the Networking Group Universe as follows:

(a)	The Underlying Intellidex includes 30 stocks from the Networking Group Universe based on their Model Score as follows:

i.	NYSE Group includes eight of the top-ranked relatively larger stocks, which collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks with the best Model Score in the Sub-Group are included.

ii.	NYSE Group includes 22 of the top-ranked relatively smaller stocks, which collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks with the best Model Score in the Sub-Group are included.

(b)	In the event that the Networking Group Universe consists of less than 50 stocks at the time of a quarterly review, NYSE Group includes 30 component stocks with the best model score in the Networking Group Universe, and determines the weighting for the 30 stocks as follows:

i.	NYSE Group includes the eight largest stocks by market capitalization, which collectively receive 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii.	The remaining 22 stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Dynamic Oil Services IntellidexSM Index (PowerShares Dynamic Oil & Gas Services Portfolio)

The Dynamic Oil Services IntellidexSM Index is composed of stocks of 30 U.S. companies that assist in the production, processing and distribution of oil and gas. The Underlying Intellidex may include companies that engage in the drilling of oil and gas wells; manufacturing oil and gas field machinery and equipment; or providing services to the oil and gas industry, such as well analysis, platform and pipeline engineering and construction, logistics and transportation services, oil and gas well emergency management and geophysical data acquisition and processing. Strictly in accordance with its guidelines and mandated procedures, NYSE Group includes stocks of companies that provide support for oil and gas operations from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Group ranks the stocks for investment potential using a proprietary NYSE Group Intellidex model. NYSE Group defines the universe of companies in the Underlying Intellidex by using research provided by Revere Data, LLC to help identify those companies that have significant operations in that industry group (the “Oil Services Industry Group Universe”). NYSE Group further divides stocks within the Oil Services Industry Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). The Index Provider splits stocks in the stocks in the Oil Services Industry Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. Within the Oil Services Industry Group Universe, NYSE Group identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex. NYSE equally weights the included stocks within their Sub-Groups. The Index Provider predetermines the number of stocks included from the Oil Services Industry Group Universe as follows:

(a)	The Underlying Intellidex includes 30 stocks from the Oil Services Industry Group Universe based on their Model Score as follows:

i.	NYSE Group includes eight of the top-ranked relatively larger stocks, which collectively receive 40% of the total

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Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks with the best Model Score in the Sub-Group are included.

ii.	NYSE Group includes 22 of the top-ranked relatively smaller stocks, which collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks with the best Model Score in the Sub-Group are included.

(b)	In the event that the Oil Services Industry Group Universe consists of less than 50 stocks at the time of a quarterly review, NYSE Group includes the 30 component stocks with the best Model Score in the Oil Services Industry Group Universe, and determines the weighting for the 30 stocks as follows:

i.	NYSE Group includes the eight largest stocks by market capitalization, which collectively receive 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii.	The remaining 22 stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Dynamic Pharmaceutical IntellidexSM Index (PowerShares Dynamic Pharmaceuticals Portfolio)

The Dynamic Pharmaceutical IntellidexSM Index is composed of stocks of 30 U.S. pharmaceuticals companies that are engaged principally in the research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types. The various types of companies may include companies from the following segments of the pharmaceutical industry:

•

Big Pharmaceutical: Large, vertically integrated drug companies that actively participate in all major phases of the drug development process, including Research & Development, Animal & Human Testing, Manufacturing, and Sales & Marketing.

•

Specialty Pharmaceutical: Midsize, often vertically integrated drug companies specializing in one or two therapeutic areas using both traditional chemical techniques and biotechnological techniques (involving living organisms, cells, and/or components of cells) to develop drugs.

•	Generic Pharmaceutical: Generally midsize to small non-vertically integrated drug companies that actively participate only in the Manufacturing and sometimes Sales & Marketing of patent-expired drugs.

Strictly in accordance with its guidelines and mandated procedures, NYSE Group includes pharmaceuticals stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Group ranks the stocks for capital appreciation potential using a proprietary NYSE Group Intellidex model. NYSE Group defines the universe of companies in the Underlying Intellidex using research provided by Revere Data, LLC to help identify those companies that have significant operations in the industry group (the “Pharmaceutical Group Universe”). NYSE Group further divides stocks within the Pharmaceutical Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). The Index Provider splits stocks in the Pharmaceutical Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Pharmaceuticals Group Universe, NYSE Group identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex and equally weights the included stocks within their Sub-Groups. The Index Provider predetermines the number of stocks included from the Pharmaceutical Group Universe as follows:

(a)	The Underlying Intellidex includes 30 stocks from the Pharmaceutical Group Universe based on their Model Score as follows:

i.	NYSE Group includes eight of the top-ranked relatively larger stocks, which collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks with the best model score in the Sub-Group are included.

ii.	NYSE Group includes 22 of the top-ranked relatively smaller stocks, which collectively receive 60% of the Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks with the best Model Score in the Sub-Group are included.

(b)	In the event that the Pharmaceutical Group Universe consists of less than 50 stocks at the time of a Quarterly review, NYSE Group includes the 30 component stocks with the best model score in the Pharmaceutical Group Universe, and determines the weighting for the 30 stocks as follows:

i.	NYSE Group includes the eight largest stocks by market capitalization, which collectively receive 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii.	The remaining 22 stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Dynamic Retail IntellidexSM Index (PowerShares Dynamic Retail Portfolio)

The Dynamic Retail IntellidexSM Index is composed of stocks of 30 U.S. retailers that are engaged principally in operating general merchandise stores such as department stores, discount stores, warehouse clubs, superstores, specialty stores (including apparel, electronics, accessories and footwear stores) and home improvement and home furnishings stores. Stocks issued by dealers of motor vehicles and parts, auction houses, or rental companies may also be included in the Underlying Intellidex. Strictly in accordance with its guidelines and mandated procedures, NYSE Group includes retail stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Group ranks the stocks for investment potential using a proprietary NYSE Group Intellidex model. NYSE Group defines the universe of companies in the Underlying Intellidex by using research provided by Revere Data, LLC to help identify those companies that have significant operations in that industry group (the “Retail Industry Group Universe”). NYSE Group further divides stocks within the Retail Industry Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). The Index Provider splits stocks in the Retail Industry

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Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. Within the Retail Industry Group Universe, NYSE Group identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex. NYSE equally weights the included stocks within their Sub-Groups. The Index Provider predetermines the number of stocks included from the Retail Industry Group Universe as follows:

(a)	The Underlying Intellidex includes 30 stocks from the Retail Industry Group Universe based on their Model Score as follows:

i.	NYSE Group includes eight of the top-ranked relatively larger stocks, which collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks with the best Model Score in the Sub-Group are included.

ii.	NYSE Group includes 22 of the top-ranked relatively smaller stocks, which collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks with the best Model Score in the Sub-Group are included.

(b)	In the event that the Retail Industry Group Universe consists of less than 50 stocks at the time of a quarterly review, NYSE Group includes the 30 component stocks with the best Model Score in the Retail Industry Group Universe, and determines the weighting for the 30 stocks as follows:

i.	NYSE Group includes the eight largest stocks by market capitalization, which collectively receive 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii.	The remaining 22 stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Dynamic Semiconductor IntellidexSM Index (PowerShares Dynamic Semiconductors Portfolio)

The Dynamic Semiconductor IntellidexSM Index is composed of stocks of 30 U.S. semiconductors companies that are engaged principally in the manufacture of semiconductors. These companies manufacture semiconductors that serve as the core electronic components of a wide range of electronic equipment; make or test chips for third parties; and provide equipment or services used in the production of semiconductors and other thin film products, such as flat panel displays and thin film heads. Strictly in accordance with its guidelines and mandated procedures, NYSE Group includes semiconductor stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Group ranks the stocks for capital appreciation potential using a proprietary NYSE Group Intellidex model. NYSE Group defines the universe of companies in the Underlying Intellidex using research provided by Revere Data, LLC to help identify those companies that have significant operations in the industry group (the “Semiconductor Group Universe”). NYSE Group further divides stocks within the Semiconductor Group Universe into two market capitalization groups, larger and smaller (the “Sub-Groups”). The Index Provider splits stocks in the

Semiconductor Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Semiconductors Group Universe, NYSE Group identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex and equally weights the included stocks within their size Sub-Groups. The Index Provider predetermines the number of stocks included from the Semiconductor Group Universe as follows:

(a)	The Underlying Intellidex includes 30 stocks from the Semiconductor Group Universe based on their Model Score as follows:

i.	NYSE Group includes eight of the top-ranked relatively larger stocks, which collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks with the best Model Score in the Sub-Group are included.

ii.	NYSE Group includes 22 of the top-ranked relatively smaller stocks, which collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks with the best Model Score in the Sub-Group are included.

(b)	In the event that the Semiconductor Group Universe consists of less than 50 stocks at the time of a quarterly review, NYSE Group includes 30 component stocks with the best model score in the Semiconductor Group Universe, and determines the weighting for the 30 stocks as follows:

i.	NYSE Group includes the eight largest stocks by market capitalization, which collectively receive 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii.	The remaining 22 stock collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Dynamic Software IntellidexSM Index (PowerShares Dynamic Software Portfolio)

The Dynamic Software IntellidexSM Index is composed of stocks of 30 U.S. software companies that are engaged principally in the research, design, production or distribution of products or processes that relate to software applications and systems and information-based services. These companies may include companies that design and market computer applications targeted toward various end-user markets, including home/office, design/engineering, and IT infrastructure, as well as distributors of third-party software applications, primarily to resellers, retailers, and corporations. Strictly in accordance with its guidelines and mandated procedures, NYSE Group includes software stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Arca ranks the stocks for capital appreciation potential using a proprietary NYSE Group Intellidex model. NYSE Group defines the universe of companies in the Underlying Intellidex using research provided by Revere Data, LLC to help identify those companies that have significant operations in the industry group (the “Software Group Universe”). NYSE Group further divides stocks within the Software Group Universe into two market capitalization groups, larger and smaller

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(the “Sub-Groups”). The Index Provider splits stocks in the Software Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are included in the bottom four quintiles. Within the Software Group Universe, NYSE Group identifies a defined number of the top-ranked larger and smaller stocks for inclusion in the Underlying Intellidex and equally weights the included stocks within their Sub-Groups. The Index Provider predetermines the number included from the Software Group Universe as follows:

(a)	The Underlying Intellidex includes 30 stocks from the Software Group Universe based on their Model Scores follows:

i.	NYSE Group includes eight of the top-ranked relatively larger stocks, which collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks with the best Model Score in the Sub-Group are included.

ii.	NYSE Group includes 22 of the top-ranked relatively smaller stocks, which collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks with the best Model Score in the Sub-Group are included.

(b)	In the event that the Software Group Universe consists of less than 50 stocks at the time of a quarterly review, NYSE Group includes 30 components stocks with the best model score in the Software Group Universe, and determines the weighting for the 30 stocks as follows:

i.	NYSE Group includes the eight largest stocks by market capitalization, which collectively receive 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii.	The remaining 22 stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

FTSE RAFI US 1000 Index (PowerShares FTSE RAFI US 1000 Portfolio)

The FTSE RAFI US 1000 Index is designed to track the performance of the equity securities of the largest U.S. companies, based on the following four fundamental measures: book value, cash flow, sales and dividends (as described further below).

Strictly in accordance with its guidelines and mandated procedures, RA calculates an overall weight (a “fundamental weight”) for each security by equally weighting each fundamental measure. The Underlying Index includes 1,000 equities with the highest fundamental weight and assigns each a weight equal to its fundamental weight. RA identifies the largest U.S. equities based on the following four fundamental measures of firm size:

•	Sales averaged over the prior five years;

•	Cash flow averaged over the prior five years;

•	Book value as of the review date; and

•	Total dividend distributions averaged over the prior five years.

FTSE reconstitutes the Underlying Index on an annual basis. FTSE makes share adjustments to reflect a split, reverse split or stock dividend on the action’s effective date. Such changes do not require an adjustment to the divisor and the Index Provider processes such changes automatically. For changes in a company’s shares outstanding due to an acquisition or spin-off, the Index Provider makes an adjustment to the Underlying Index at the open on the effective date of the corporate action.

For purposes of calculating the value of the Underlying Index, FTSE reinvests dividend payments in the Underlying Index on the ex-date. In the event of an acquisition between two companies included in the Underlying Index, FTSE will continue to include the common shares of the acquiring issuer in the Underlying Index. The enlarged company will remain a constituent in the index with its FTSE RAFI adjustment factor recalculated. In the event of an acquisition between a company in the Underlying Index and a company not in the Underlying Index, FTSE will continue to include the common shares of the surviving issuer in the Underlying Index with its FTSE RAFI factor adjusted to take into account the terms of the acquisition. If the event involved cash only, the constituent will be deleted and the non-constituent will not be added.

All the corporate events described previously, except capital repayment, are treated as market capitalization neutral, meaning the weight of a constituent does not change due to corporate events; thus, the RAFI fundamental weight remains in effect.

FTSE RAFI US 1500 Small-Mid Index (PowerShares FTSE RAFI US 1500 Small-Mid Portfolio)

The FTSE RAFI US 1500 Small-Mid Index is designed to track the performance of the equity securities of small and medium capitalization U.S. companies based on the following four fundamental measures: book value, cash flow, sales and dividends (as described further below).

Strictly in accordance with its guidelines and mandated procedures, RA calculates an overall weight (a “fundamental weight”) for each security by equally weighting each fundamental measure. The Underlying Index includes the 1,500 equities with fundamental weight rankings of 1,001 through 2,500.

RA identifies small and medium capitalization U.S. equities based on the following four fundamental measures:

•	Sales averaged over the prior five years;

•	Cash flow averaged over the prior five years;

•	Book value as of the review date; and

•	Total dividend distributions averaged over the prior five years.

FTSE reconstitutes the Underlying Index on an annual basis. FTSE makes share adjustments to reflect a split, reverse split or stock dividend on the action’s effective date. Such changes do not require an adjustment to the divisor and the Index Provider processes such changes automatically. For changes in a company’s shares outstanding due to an acquisition or spin-off, the Index Provider makes an adjustment to the Underlying Index at the open on the effective date of the corporate action.

For purposes of calculating the value of the Underlying Index, FTSE reinvests dividend payments in the Underlying Index on the ex-date. In the event of an acquisition between two companies

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included in the Underlying Index, FTSE will continue to include the common shares of the acquiring issuer in the Underlying Index. The enlarged company will remain a constituent in the index with its FTSE RAFI adjustment factor recalculated. In the event of an acquisition between a company in the Underlying Index and a company not in the Underlying Index, FTSE will continue to include the common shares of the surviving issuer in the Underlying Index with its FTSE RAFI factor adjusted to take into account the terms of the acquisition. If the event involved cash only, the constituent will be deleted and the non-constituent will not be added.

All of the corporate events described previously, except capital repayment, are treated as market capitalization neutral, meaning the weight of a constituent does not change due to corporate events; thus, the RAFI fundamental weight remains in effect.

NASDAQ Golden Dragon China IndexSM (PowerShares Golden Dragon China Portfolio)

The NASDAQ Golden Dragon China IndexSM seeks to track the performance of companies based in China but that offer the protections of being listed on a U.S.-based exchange. To be eligible for inclusion in the NASDAQ Golden Dragon China IndexSM, a security must be issued by a company headquartered or incorporated in the People’s Republic of China, listed on the NASDAQ, the NYSE, or NYSE MKT, have a minimum market capitalization of $100 million and have a minimum three-month average daily dollar trading volume of $250,000. NASDAQ will not include securities of issuers that have entered into a definitive agreement or other arrangement which would likely result in the security no longer being index-eligible, issuers that are currently in bankruptcy proceedings or issuers that have annual financial statements with an audit opinion that is currently withdrawn. The security types eligible for inclusion in the Underlying Index include common stocks, ordinary shares, ADRs, shares of beneficial interest or limited partnership interests and tracking stocks. Security types not eligible for inclusion in the Underlying Index are closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities.

NASDAQ calculates the Underlying Index’s composition using a modified market capitalization-weighting methodology. The value of the Underlying Index equals the aggregate value of the Underlying Index share weights (“Index Shares”) of each of the securities in the Underlying Index (each an “Index Security” and together “Index Securities”) multiplied by each such security’s last sale price, and divided by the divisor of the Underlying Index. The divisor serves the purpose of scaling such aggregate index value to a lower order of magnitude which is more desirable for reporting purposes. If trading in an Index Security is halted on its primary listing market, the most recent last sale price for that security is used for all index computations until trading on such market resumes. Likewise, the most recent last sale price is used if trading in a security is halted on its primary listing market before the market is open.

The formula for index value is as follows: Aggregate Adjusted Market Value divided by the divisor. The formula for the divisor is as follows: Market Value after Adjustments divided by Market Value before Adjustments, the result of which is multiplied by the before Adjustments.

NASDAQ makes adjustments on the ex-date to reflect changes in the price or Index Shares driven by corporate events such as stock dividends, stock splits and certain spin-offs and rights issuances. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 10%, NASDAQ makes the adjustment as soon as practicable. If the change in total shares outstanding is less than 10%, NASDAQ accumulates all such changes and makes them effective simultaneously on a quarterly basis after the close of trading on the third Friday in each of March, June, September and December.

In the case of a special cash dividend, NASDAQ makes a determination on an individual basis whether to make a change to the price of an Index Security in accordance with its dividend policy. If NASDAQ determines that a change will be made, it will become effective on the ex-date.

Ordinarily, whenever there is a change in Index Shares, a change in an Index Security, or a change to the price of an Index Security due to spin-offs, rights issuances or special cash dividends, NASDAQ adjusts the divisor to ensure that there is no discontinuity in the value of the Index which might otherwise be caused by any such change. All changes are announced in advance and are reflected in the Underlying Index prior to market open on the Underlying Index effective date.

The Underlying Index employs a modified market capitalization-weighting methodology. At each quarter, NASDAQ rebalances the Underlying Index such that the maximum weight of any Index Security does not exceed 8% and no more than five securities are at that cap. NASDAQ distributes the excess weight of any capped security proportionally across the remaining Index Securities. If, after redistribution, any of the five highest ranked Index Securities are weighted below 8%, these securities are not capped. Next, any remaining Index Securities in excess of 4% are capped at 4% and the excess weight is redistributed proportionally across the remaining Index Securities. NASDAQ repeats the process, if necessary, to derive the final weights.

NASDAQ applies a modified market capitalization-weighting methodology to the capitalization of each Index Security, using the last sale price of the security at the close of trading on the last trading day in February, May, August and November and after applying quarterly changes to the total shares outstanding. NASDAQ then calculates Index Shares by multiplying the weight of the security derived above by the new market value of the Underlying Index and dividing the modified market capitalization for each Index Security by its corresponding last sale price. The changes are effective after trading on the third Friday in March, June, September and December.

NASDAQ International Dividend AchieversTM Index (PowerShares International Dividend AchieversTM Portfolio)

The NASDAQ International Dividend AchieversTM Index is designed to track the performance of dividend paying Global depositary receipts (“GDRs”) and ADRs that are listed on the London Stock Exchange and the London International Exchange, in addition to ADRs and non-U.S. common or ordinary stocks trading on the NASDAQ, NYSE or NYSE Arca. To become eligible for inclusion in the Underlying Index, an issuer must (i) be listed on NASDAQ,

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NYSE or NYSE Arca; (ii) be incorporated outside of the U.S.; (iii) have raised its annual regular cash dividend payments for at least each of the last five consecutive years; and (iv) have a minimum three-month average daily trading volume of $1 million.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq”) calculates the total annual regular dividend payment using the last available ex-dividend date for the previous calendar or fiscal year.

Nasdaq will rebalance the Underlying Index on a quarterly basis using a dividend yield weighted methodology that incorporates the trailing 12-month dividend yield of each issuer as compared to the dividend yield of all issuers in the Underlying Index as of the last trading day in February, May, August and November. At the rebalance date, no single issuer may exceed 4% of the Underlying Index, and Nasdaq will redistribute the excess amounts proportionately from larger issuers until no issuer’s weight exceeds 4% of the Underlying Index. These rebalances will become effective after the close of trading on the third Friday in March, June, September and December, respectively.

In between the rebalance dates, the weights of each issuer will float within the Underlying Index, meaning, for example, that an issuer may exceed 4% of the Underlying Index during these periods.

Nasdaq also reconstitutes the Underlying Index annually in March using market data through the end of December. Reconstitution is effective after the close of trading on the third Friday in March. Additionally, if at any time an issuer becomes ineligible for inclusion in the Underlying Index, Nasdaq will remove the issuer and will not replace it.

Nasdaq generally will make adjustments arising from stock dividends and stock splits on the evening prior to the effective date. In the case of certain spin-offs or rights issuances, Nasdaq adjusts the price of the issuer’s securities. A special cash dividend will result in an adjustment to the last sale price of an issuer’s shares prior to market-open on the ex-date for the special amount distributed. Ordinarily, for the foregoing adjustments, Nasdaq adjusts the divisor to ensure that there is no discontinuity in the value of the Underlying Index.

NASDAQ Internet IndexSM (PowerShares NASDAQ Internet Portfolio)

The NASDAQ Internet IndexSM is a modified market capitalization weighted index designed to track the performance of the largest and most liquid U.S.-listed companies that are engaged in Internet-related businesses and that are listed on one of the three major U.S. stock exchanges. To be eligible for inclusion in the Underlying Index, a security:

•	must be listed on NASDAQ, the NYSE or NYSE MKT;

•

must be classified, as Nasdaq reasonably determines, as a company whose primary business includes Internet related services including, but not limited to, Internet software, Internet access providers, Internet search engines, web hosting, website design or internet retail commerce;

•	must have a minimum market capitalization of $200 million;

•	must have a minimum three-month average daily trading volume of 100,000 shares;

•	must have a minimum closing price of $3.00;

•

must be issued by a company that has not entered into a definitive agreement or other arrangement that likely would result in the security no longer being eligible for inclusion in the Underlying Index;

•	may not be issued by a company currently in bankruptcy proceedings; and

•	must be issued by a company that does not have annual financial statements with an audit opinion that is currently withdrawn.

The security types eligible for inclusion in the Underlying Index include common stocks, ordinary shares, ADRs, shares of beneficial interest or limited partnership interests and tracking stocks. Security types not eligible for inclusion in the Underlying Index are closed-end funds, exchange-traded funds (“ETFs”), convertible debentures, preferred stocks, rights, warrants, units and other derivative securities.

Nasdaq evaluates the Underlying Index annually in March based on market data and sector classification. Strictly in accordance with its guidelines and mandated procedures, Nasdaq includes securities that meet the above eligibility criteria in the Underlying Index. It makes security additions and deletions effective after the close of trading on each third Friday in March. Additionally, if at any time during the year other than the evaluation, a security in the Underlying Index no longer meets the eligibility criteria above, or is otherwise determined to have become ineligible for continued inclusion in the Underlying Index, the security is removed from the Underlying Index and is not replaced. Ordinarily, an Underlying Index security will be removed from the Underlying Index at its last sale price. If, however, at the time of its removal the Underlying Index security is halted from trading on its primary listing market and an official closing price cannot readily be determined, the Underlying Index security may, in Nasdaq’s discretion, be removed at a zero price. The zero price will be applied to the Underlying Index security after the close of the market but prior to the time the official closing value of the Underlying Index is disseminated.

The Underlying Index employs a modified market capitalization weighted methodology based on the market capitalization ranking of the Underlying Index securities. At each quarterly rebalance, if the Underlying Index weight of the highest ranking security is greater than 8%, it will be capped at 8% and Nasdaq will distribute the excess weight proportionally across the remaining Underlying Index securities. Nasdaq will repeat the process until no more than five Underlying Index securities are capped at 8%. Next, Nasdaq will cap the Underlying Index weight at 4% for all other Underlying Index securities with an Underlying Index weight greater than 4%, and Nasdaq will distribute proportionally the excess weight across the remaining Underlying Index securities to generate the final rebalanced Underlying Index weights. Nasdaq applies the modified market capitalization-weighted methodology to the capitalization of each Underlying Index security in the

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Underlying Index, after applying quarterly changes to the total shares outstanding and the corresponding last sale price of the security at the close of trading on the last trading day in February, May, August and November. Nasdaq calculates Underlying Index shares by dividing this modified market capitalization for each Underlying Index security in the Underlying Index by its corresponding last sale price.

Nasdaq will reflect changes in the price and/or Underlying Index shares driven by corporate events such as stock dividends, stock splits, certain spin-offs and rights issuances in the Underlying Index on the ex-date. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 10%, the change ordinarily will become effective as soon as practicable in accordance with generally accepted Underlying Index policies and procedures as described above. Nasdaq will accumulate changes of less than 10% during the quarter and ordinarily will make them effective after the close of trading on the third Friday in March, June, September and December. In each case, Nasdaq will make certain adjustments in the calculation of the Underlying Index to ensure continuity of the Underlying Index. The Underlying Index shares are adjusted by the same percentage amount by which the total shares outstanding have changed. In the case of a special cash dividend, Nasdaq will determine on an individual basis whether to immediately reflect the dividend in the Underlying Index in accordance with generally accepted Underlying Index policies and procedures. If it is determined that Nasdaq will make a change, that change ordinarily will become effective on the Underlying Index ex-date.

Ordinarily, whenever there is a change in Underlying Index shares, a change in Underlying Index securities, or a change to the price of an Underlying Index security due to spin-offs, rights issuances, or special cash dividends, the divisor is adjusted to ensure that there is no discontinuity in the value of the Underlying Index, which might otherwise be caused by any such change. Nasdaq announces all changes to the Underlying Index in advance and reflects those changes in the Underlying Index prior to market open on the Underlying Index effective date. In administering the Underlying Index, Nasdaq will exercise reasonable discretion as it deems appropriate.

NASDAQ OMX US Water IndexSM (PowerShares Water Resources Portfolio)

The NASDAQ OMX US Water IndexSM is composed of U.S. exchange-listed companies that create products designed to conserve and purify water for homes, businesses and industries. Securities eligible for inclusion in the Underlying Index include common stocks, ordinary shares, depositary receipts (both American and global), depositary shares or limited partnership interests. To be eligible for inclusion in the Underlying Index, a security also must meet the following criteria:

•

as determined by SustainableBusiness.com LLC, the issuer of the security must be classified as participating in the “Green Economy,” an environmental and clean energy sector portion of the NASDAQ OMX Green Economy Global Benchmark Index, which includes 350 securities from 13 different environmental sectors;

•	the security must be listed on NASDAQ, NYSE, or NYSE MKT;
•	one security per issuer is permitted;

•	the security must have a minimum worldwide market capitalization of $50 million; and

•	the security must have a minimum three-month average daily dollar trading volume of $250,000.

The Underlying Index is a modified liquidity-weighted index. The value of the Underlying Index equals the aggregate value of the share weights of each of the securities in the Underlying Index multiplied by each such security’s last sale price and divided by the divisor of the Underlying Index.

Each quarter, Nasdaq rebalances the Underlying Index such that the maximum weight of any security does not exceed 8% of the Underlying Index, while at no time permitting more than five securities to reach that 8% cap. The excess percentage above the cap of any such capped security is distributed proportionally across the remaining securities. If, after redistribution, the weighting of any of the five highest-weighted securities is below 8%, these securities will not be capped. Any remaining securities in excess of 4% of the Underlying Index are capped at 4%, and the excess weight is redistributed proportionally across the remaining index securities. Nasdaq repeats the process, if necessary, to derive final weights.

The modified liquidity-weighting methodology is applied to the three-month average daily dollar trading volume of each component security as of the close of trading on the last trading day in February, May, August and November. Nasdaq calculates the component securities, multiplying the weight of the security derived above by the aggregate averaged daily dollar trading volume and dividing that value for each security by its corresponding last sale price. The changes to the Underlying Index are effective after trading on the third Friday in March, June, September and December.

Nasdaq annually evaluates the component securities in April. Additions or deletions from the Underlying Index become effective after the close of trading on the last Friday in April. If a security no longer meets the above eligibility criteria, Nasdaq will remove the security from the Underlying Index and will not replace it.

NASDAQ US BuyBack AchieversTM Index (PowerShares BuyBack AchieversTM Portfolio)

The NASDAQ US BuyBack AchieversTM Index is designed to track the performance of issuers that meet the requirements to be classified as “BuyBack AchieversTM.” To become eligible for inclusion in the NASDAQ US BuyBack AchieversTM Index, an issuer must (i) be incorporated in the United States or certain benefit-driven incorporation countries (i.e., countries that provide tax or other benefits for incorporation); (ii) trade on the NASDAQ, NYSE or NYSE MKT; (iii) have effected a net reduction in shares outstanding of 5% or more in the past 12 months; and (iv) have a minimum average daily cash volume of $500,000 in October, November and December prior to each annual reconstitution of the Underlying Index in January.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq weights the universe of companies according to a modified market capitalization, using each company’s eligible

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shares outstanding and the closing price at the company’s last trading day in December. No single company may exceed 5% of the Underlying Index as of either a reconstitution or rebalance date. Nasdaq will modify the index weight of companies with market capitalizations that exceed 5% of the Underlying Index to equal 5% of the Underlying Index. Nasdaq will redistribute the excess amounts from companies whose initial market capitalizations exceeded 5% of the Underlying Index among the remaining companies in proportion to their initial weights until no company exceeds 5% of the Underlying Index. These modified weights become effective on the last trading day in January. In between the reconstitutions and rebalance dates, the Underlying Index weights of each company will float, meaning that a company may exceed 5% of the Underlying Index during these periods.

Nasdaq will rebalance the Underlying Index on a quarterly basis using a modified market capitalization weighted methodology. At each quarter, the Underlying Index is rebalanced such that the maximum weight of any component security does not exceed 5% of the Underlying Index. The excess weight of any security that otherwise exceeds 5% of the Underlying Index is distributed proportionally across the remaining component securities. Nasdaq calculates the modified market capitalizations of a component security using that company’s most recent shares outstanding and the closing price of the company’s stock on the last trading day in December, March, June and September. These modified weights will become effective after the close of trading on the last day in January, April, July and October, respectively. The composition of the Fund’s portfolio therefore will change to the extent necessary to replicate the Underlying Index.

NASDAQ US Broad Dividend AchieversTM Index (PowerShares Dividend AchieversTM Portfolio)

The NASDAQ US Broad Dividend AchieversTM Index is designed to track the performance of issuers that meet the requirements to be classified as “Dividend AchieversTM.” To become eligible for inclusion in the Underlying Index, an issuer must (i) be included in the NASDAQ US Benchmark Index (other than limited partnerships, which must trade on the NASDAQ, NYSE or NYSE MKT); (ii) have raised its annual regular dividend payments for at least each of the last ten consecutive years; and (iii) have a minimum three-month average daily trading volume of $1 million.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq calculates the total annual regular cash dividend payment using the last available ex-dividend date for the previous year.

Nasdaq weights the universe of issuers according to a modified market capitalization methodology. NASDAQ will rebalance the Underlying Index on a quarterly basis, using each issuer’s closing price on the last trading day in February, May, August and November. At the rebalance date, no single issuer may exceed 4% of the weight of the Underlying Index. Nasdaq will redistribute the excess amounts proportionately from larger issuers until no issuer’s weight exceeds 4% of the Underlying Index. These rebalances will become effective after the close of trading on the third Friday in March, June, September and December, respectively.

Nasdaq also reconstitutes the Underlying Index annually in March, using market data through the end of December. Reconstitution is effective after the close of trading on the third Friday in March. Additionally, if at any time an issuer becomes ineligible for inclusion in the Underlying Index, Nasdaq will remove the issuer from the Underlying Index and will not replace it.

In between the rebalance dates, the weights of each issuer will float within the Underlying Index, meaning for example, that an issuer may exceed 4% of the Underlying Index during those periods.

Nasdaq generally will make share adjustments to reflect stock splits, stock dividends and certain spin-offs and rights issuances on the effective date of each such action. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 10% of the Underlying Index, the change is made as soon as practicable. If the change of total shares outstanding is less than 10% of the Underlying Index, then all such changes are accumulated and made effective at one time on a quarterly basis after the close of trading on the third Friday in March, June, September and December, respectively.

NASDAQ US Dividend AchieversTM 50 Index (PowerShares High Yield Equity Dividend AchieversTM Portfolio)

The NASDAQ US Dividend AchieversTM 50 Index is designed to track the performance of the 50 issuers with the highest modified dividend yield chosen from the NASDAQ US Broad Dividend AchieversTM Index. To become eligible for inclusion in the Underlying Index, an issuer must be included in the NASDAQ US Broad Dividend AchieversTM Index, and the issuer of the security must have a minimum market capitalization of $1 billion. Securities issued by REITs and limited partnerships are ineligible for inclusion in the Underlying Index.

Eligible issuers must have, among other things, experienced growth in dividends consistently over the last ten or more calendar or fiscal years and have a minimum three-month average daily cash volume of $1 million.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq ranks the universe of issuers according to their trailing 12-month dividend yield as of the last trading day in February Nasdaq includes the 50 highest yielding issuers in the Underlying Index, as long as no sector has more than 12 issuers. In the event there are more than 12 issuers in a single sector, the top 12 issuers by dividend yield are included.

Nasdaq will rebalance the Underlying Index on a quarterly basis using a dividend yield weighted methodology that incorporates the trailing 12-month dividend yield of each issuer as of the last trading day in February, May, August and November. Under the methodology: (i) no sector can be represented by more than 12 issuers; (ii) no sector can have a weight of more than 25% of the Underlying Index; (iii) no single issuer can have a weight of more than 4% of the Underlying Index; and (iv) no sector can have more than two securities that exceed 4% of the Underlying Index. These rebalances will become effective after the close of trading on the third Friday in March, June, September and December, respectively.

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Nasdaq also reconstitutes the Underlying Index annually in March using market data through the end of December. Nasdaq ranks issuers based on their trailing 12-month dividend yield as of the last trading day in February. The 50 highest yielding issuers are included in the Underlying Index as long as no sector has more than 12 securities. In the event there are more than 12 eligible issuers in a single sector, the top 12 issuers by dividend yield are included. Reconstitution is effective after the close of trading on the third Friday in March. Additionally, if at any time an issuer becomes ineligible for inclusion in the Underlying Index, Nasdaq will remove and replace the issuer.

In between rebalance dates, the weights of each issuer will float within the Underlying Index, meaning that an issuer may exceed the maximum weights set forth above.

Nasdaq generally will make adjustments arising from stock dividends and stock splits on the evening prior to the effective date of that action. In the case of certain spin-offs or rights issuances, NASDAQ adjusts the price of the issuer’s securities. A special cash dividend will result in an adjustment to the last sale price of an issuer’s shares prior to market-open on the ex-date for the special amount distributed.

Red Rocks Global Listed Private Equity Index (PowerShares Global Listed Private Equity Portfolio)

The Red Rocks Global Listed Private Equity Index is composed of 40 to 75 securities, ADRs and GDRs of listed private equity companies. For a security to be considered for inclusion in the Underlying Index, it must invest a majority of its assets in, lend capital to, or provide services to, private companies, or must have a stated intention to do so. Investments, loans or services generally must be made in regard to at least five unrelated private companies. The underlying assets may be domestic or foreign. Red Rocks anticipates that at least 50% of the securities in the Underlying Index will be securities of non-U.S. companies.

Strictly in accordance with its guidelines and mandated procedures, Red Rocks identifies the private equity companies that will comprise the Underlying Index based upon reputation, management, financial data, historical performance and the need for diversification within the Underlying Index. The Underlying Index views diversification from four different perspectives: (i) stage of investment; (ii) type of capital; (iii) sector; and (iv) geography. Each listed private equity company must have market capitalization of at least $100 million before inclusion in the Underlying Index.

The Underlying Index uses float-adjusted, modified market capitalization weightings. Any component will have no more than 10% weight. The combined weight of all components of the Underlying Index that individually equal a 5% or greater weighting of the Underlying Index will not exceed 50% of the Underlying Index. Index components with an average daily volume of less than $250,000 will be added to the Underlying Index at a 0.25% weight, with changes in weighting limited to 0.25% at each rebalance, except in the event such components are removed from the Underlying Index following corporate actions. Red Rocks rebalances the Underlying Index quarterly.

Russell 2000® Equal Weight Index (PowerShares Russell 2000 Equal Weight Portfolio)

The Russell 2000® Equal Weight Index is designed to provide equal-weighted exposure to 2,000 mid- and small-cap securities in the U.S. equity market. The Underlying Index is composed of all of the securities included in the Russell 2000 Index, which is composed of the smallest 2,000 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies in the U.S. equity market.

Each quarter, Russell groups each component security in the Russell 2000® Index based on the RGS classification system. Once the component securities are grouped, Russell allocates an equal weight to each sector and then assigns an equal weight to each constituent security within each sector.

Russell then applies a “capacity screen” to the Underlying Index to eliminate securities of companies with limited “free float”—that is, with a limited number of outstanding shares readily available in the market. A potential constituent will be eligible for inclusion in the Underlying Index only if the number of shares of the component security does not exceed 5% of the float-adjusted outstanding shares of that company.

Unlike the Russell 2000® Index, in which securities of companies with larger capitalization receive proportionally greater weights, the Underlying Index’s equal weighting methodology provides equal exposure to the smallest components and underweighted sectors of the Russell 2000® Index.

The Underlying Index is re-weighted at the close of the last business day in March and September, and at the close of the third Friday in December. It also is completely reconstituted annually at the close of the last Friday in June.

Russell 2000® Pure Growth Index (PowerShares Russell 2000 Pure Growth Portfolio)

The Russell 2000® Pure Growth Index is composed of securities selected from the Russell 2000® Index, which is composed of the smallest 2,000 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies in the U.S. equity market.

Russell first identifies securities in the Russell 2000® Index with higher price-to-book ratios and higher forecasting growth values. In order to further concentrate the index, the constituents are further narrowed to those with the highest CVS, which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)).

The constituent securities are then weighed in proportion to their CVS compared to the CVS of securities excluded from the Index due to being deemed value securities. The effect of this weighting methodology is to give greatest weight to the securities demonstrating the most growth characteristics, instead of using market capitalization to determine component weights.

Additionally, Russell caps the sector weights within the Underlying Index at 10% above the respective sector weight in the Russell 2000® Pure Growth Index, which utilizes the same constituent

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selection criteria as the Underlying Index, but applies a traditional, market capitalization weighting. The Underlying Index is completely reconstituted annually at the close of the last Friday in June.

Russell 2000® Pure Value Index (PowerShares Russell 2000 Pure Value Portfolio)

The Russell 2000® Pure Value Index is composed of securities selected from the Russell 2000® Index, which is composed of the smallest 2,000 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies in the U.S. equity market.

Russell first identifies securities in the Russell 2000® Index with lower price-to-book ratios and lower forecasting growth values. In order to further concentrate the Underlying Index, the constituents are further narrowed to those with the highest CVS, which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)).

The constituent securities are then weighted in proportion to their CVS compared to the CVS of securities excluded from the Underlying Index due to being deemed growth securities. The effect of this weighting methodology is to give greatest weight to the securities demonstrating the most value characteristics, instead of using market capitalization to determine component weights.

Additionally, Russell caps the sector weights within the Underlying Index at 10% above the respective sector weight in the Russell 2000® Pure Value Index, which utilizes the same constituent selection criteria as the Underlying Index, but applies a traditional, market capitalization weighting. The Underlying Index is completely reconstituted annually at the close of the last Friday in June.

Russell Midcap® Equal Weight Index (PowerShares Russell Midcap Equal Weight Portfolio)

The Russell Midcap® Equal Weight Index is designed to provide equal-weighted exposure to 800 midcap securities in the U.S. equity market. The Underlying Index is composed of all of the securities included in the Russell Midcap® Index, which is composed of the smallest 800 securities of the Russell 1000® Index. The Russell 1000® Index includes the largest 1,000 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies in the U.S. equity market.

Each quarter, Russell groups each component security in the Russell Midcap® Index based on the RGS classification system. Once the component securities are grouped, Russell allocates an equal weight to each sector and then assigns an equal weight to each constituent security within each sector.

Russell then applies a “capacity screen” to the Underlying Index to eliminate securities of companies with limited “free float”—that is, with a limited number of outstanding shares readily available in the market. A potential constituent will be eligible for inclusion in the Underlying Index only if the number of shares of the component security does not exceed 5% of the float-adjusted outstanding shares of that company.

Unlike the Russell Midcap® Index, in which securities of companies with larger capitalization receive proportionally greater weights, the Underlying Index’s equal weighting methodology provides equal exposure to the smallest components and underweighted sectors of the Russell Midcap® Index. The Underlying Index is re-weighted at the close of the last business day in March and September, and at the close of the third Friday in December. It also is completely reconstituted annually at the close of the last Friday in June.

Russell Midcap® Pure Growth Index (PowerShares Russell Midcap Pure Growth Portfolio)

The Russell Midcap® Pure Growth Index is composed of securities selected from the Russell Midcap® Index, which includes the smallest 800 securities of the Russell 1000® Index. The Russell 1000® Index includes the largest 1,000 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies in the U.S. equity market.

Russell first identifies securities in the Russell Midcap® Index with higher price-to-book ratios and higher forecasting growth values. In order to further concentrate the Underlying Index, the constituents are further narrowed to those with the highest CVS, which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)).

The Underlying Index’s constituent securities are then weighted in proportion to their CVS compared to the CVS of securities excluded from the Underlying Index due to being deemed value securities. The effect of this weighting methodology is to give greatest weight to the securities demonstrating the most growth characteristics, instead of using market capitalization to determine component weights.

Additionally, Russell caps the sector weights within the Underlying Index at 10% above the respective sector weight in the Russell Midcap® Pure Growth Index, which utilizes the same constituent selection criteria as the Underlying Index, but applies a traditional, market capitalization weighting. The Underlying Index is completely reconstituted annually at the close of the last Friday in June.

Russell Midcap® Pure Value Index (PowerShares Russell Midcap Pure Value Portfolio)

The Russell Midcap® Pure Value Index is composed of securities selected from the Russell Midcap® Index, which includes the smallest 800 securities of the Russell 1000® Index. The Russell 1000® Index includes the largest 1,000 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies in the U.S. equity market.

Russell first identifies securities in the Russell Midcap® Index with lower price-to-book ratios and lower forecasting growth values. In order to further concentrate the Underlying Index, the constituents are further narrowed to those with the highest CVS, which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)).

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The constituent securities are then weighted in proportion to their CVS compared to the CVS of securities excluded from the Underlying Index due to being deemed growth securities. The effect of this weighting methodology is to give greatest weight to the securities demonstrating the most value characteristics, instead of using market capitalization to determine component weights.

Additionally, Russell caps the sector weights within the Index at 10% above the respective sector weight in the Russell Midcap® Pure Value Index, which utilizes the same constituent selection criteria as the Underlying Index, but applies a traditional, market capitalization weighting. The Underlying Index is completely reconstituted annually at the close of the last Friday in June.

Russell Top 200® Equal Weight Index (PowerShares Russell Top 200 Equal Weight Portfolio)

The Russell Top 200® Equal Weight Index is designed to provide equal-weighted exposure to the largest 200 securities in the U.S. equity market. The Underlying Index is composed of all of the securities included in the Russell Top 200® Index, which is a subset of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies in the U.S. equity market.

Each quarter, Russell groups each component security in the Russell Top 200® Index based on the Russell Global Sectors (“RGS”) classification system. The RGS system is composed of nine economic sectors: consumer discretionary, consumer staples, energy, financial services, health care, materials & processing, producer durables, technology and utilities. Once the component securities are grouped, Russell allocates an equal weight to each sector and then assigns an equal weight to each constituent security within each sector.

Russell then applies a “capacity screen” to the Underlying Index to eliminate securities of companies with limited “free float”—that is, with a limited number of outstanding shares readily available in the market. A potential constituent will be eligible for inclusion in the Index only if the number of shares of the component security does not exceed 5% of the float-adjusted outstanding shares of that company.

Unlike the Russell Top 200® Index, in which securities of companies with larger capitalization receive proportionally greater weights, the Underlying Index’s equal weighting methodology provides equal exposure to the smallest components and underweighted sectors of the Russell Top 200® Index. The Underlying Index is re-weighted at the close of the last business day in March and September, and at the close of the third Friday in December. It also is completely reconstituted annually at the close of the last Friday in June.

Russell Top 200® Pure Growth Index (PowerShares Russell Top 200 Pure Growth Portfolio)

The Russell Top 200® Pure Growth Index is composed of securities selected from the Russell Top 200® Index, which includes the largest 200 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies in the U.S. equity market.

Russell first identifies securities in the Russell Top 200® Index with higher price-to-book ratios and higher forecasting growth values. The Underlying Index’s constituent securities are then weighted in proportion to their Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)), compared to the CVS of securities excluded from the Underlying Index due to being deemed value securities. The effect of this weighting methodology is to give greatest weight to the securities demonstrating the most growth characteristics, instead of using market capitalization to determine component weights.

Additionally, Russell caps the sector weights within the Underlying Index at 10% above the respective sector weight in the Russell Top 200® Pure Growth Index, which utilizes the same constituent selection criteria as the Underlying Index, but applies a traditional, market capitalization weighting. The Underlying Index is completely reconstituted annually at the close of the last Friday in June.

Russell Top 200® Pure Value Index (PowerShares Russell Top 200 Pure Value Portfolio)

The Russell Top 200® Pure Value Index is composed of securities selected from the Russell Top 200® Index, which includes the largest 200 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies in the U.S. equity market.

Russell first identifies securities in the Russell Top 200® Index with lower price-to-book ratios and lower forecasting growth values. The Underlying Index’s constituent securities are then weighted in proportion to their CVS, which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)), compared to the CVS of securities excluded from the Underlying Index due to being deemed growth securities. The effect of this weighting methodology is to give greatest weight to the securities demonstrating the most value characteristics, instead of using market capitalization to determine component weights.

Additionally, Russell caps the sector weights within the Underlying Index at 10% above the respective sector weight in the Russell Top 200® Pure Value Index, which utilizes the same constituent selection criteria as the Underlying Index, but applies a traditional, market capitalization weighting. The Underlying Index is completely reconstituted annually at the close of the last Friday in June.

S&P 500® Quality Index (PowerShares S&P 500® Quality Portfolio)

The S&P 500® Quality Index is constructed from constituents of the S&P 500® Index that the Index Provider identifies as being of the highest quality—that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances. Strictly in accordance with its guidelines and mandated procedures, the Index Provider first calculates the quality score of each security in the S&P 500® Index. The quality score of each component stock is derived by

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the Index Provider from each component stock’s return-on-equity, accruals ratio and financial leverage ratio. Return on equity is calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share. Accruals ratio is computed using the change of the company’s net operating asset over the last year divided by the company’s average net operating asset over the last two years. Financial leverage is calculated as the company’s latest total debt divided by the company’s book value. The Index Provider then selects the 100 stocks with the highest quality score for inclusion in the Underlying Index. The Index Provider weights each component stock of the Underlying Index by the total of its quality score multiplied by its market capitalization. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. The Underlying Index is rebalanced twice a year.

SPADE® Defense Index (PowerShares Aerospace & Defense Portfolio)

The SPADE® Defense Index is a modified market capitalization weighted index composed of publicly traded companies. The Underlying Index seeks to measure the performance of securities of companies in the defense, military, homeland security and space marketplace. The Underlying Index includes companies that are involved with the development, manufacture, operation and support of U.S. defense, military, homeland security and space operations listed on the NYSE, NYSE MKT or quoted on the NASDAQ. Strictly in accordance with its guidelines and mandated procedures, ISBC identifies stocks for the Underlying Index that meet the following eligibility criteria:

(a)	Maintain a minimum $100 million market valuation during the 25 days preceding the initial inclusion date.

(b)	Maintain a minimum $5.00 daily sale price during the 25 days preceding the initial inclusion date.

(c)	Have a minimum average daily trading volume over the preceding 25 days prior to the inclusion date of 50,000 shares.

(d)	Have a quarterly sales/revenue/turnover of at least $10 million for the prior two announced quarters preceding its inclusion.

ISBC may at any time, and from time to time, change the number of issues comprising the Underlying Index by adding or deleting one or more components, or replace one or more issues contained in the Underlying Index with one or more substitute stocks of its choice, if in ISBC’s discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the industry groups to which the Underlying Index relates.

ISBC calculates the Underlying Index using a modified market capitalization weighting methodology. ISBC modifies the market capitalization weights to conform to asset diversification rules, which it applies in conjunction with the scheduled quarterly updates to the Underlying Index. The weight of any component stock at the time of rebalancing may not account for more than 10% of the total value of the Underlying Index.

Changes to the Underlying Index composition and/or the component share weights in the Underlying Index typically take effect after the close of trading on the next to last business day of each calendar quarter month (“Rebalance Date”). ISBC will determine and announce the components and weights at the close of trading two days prior to the Rebalance Date. In conjunction with the quarterly review, ISBC updates the share weights used in the calculation of the Underlying Index based upon current shares outstanding and prices as of the close of trading two business days prior to the Rebalance Date. The share weight of each component in the Underlying Index portfolio remains fixed between quarterly reviews except in the event of certain types of corporate actions such as splits, reverse splits, stock dividends or similar events.

In the event of a merger between two components, ISBC may adjust the share weight of the surviving entity to account for any shares issued in the acquisition. ISBC may substitute components or change the number of issues included in the Underlying Index, based on changing conditions in the industry or in the event of certain types of corporate actions, including mergers, acquisitions, spin-offs and reorganizations. In the event of component or share weight changes to the Underlying Index portfolio, the payment of dividends other than ordinary cash dividends, spin-offs, rights offerings, re-capitalizations or other corporate actions affecting a component of the Underlying Index, ISBC may adjust the Underlying Index divisor to ensure that there are no changes to the Underlying Index level as a result of non-market forces. For changes in a component’s shares outstanding greater than 5% due to a merger, acquisition or spin-off, ISBC will make an adjustment effective after the close on the effective date of the corporate action. ISBC makes share changes less than 5% during the scheduled quarterly updates to the Underlying Index.

Typically, the Underlying Index will remove component stocks under the following conditions at the time of rebalancing:

(a)	Total market capitalization falls below $75 million for 25 consecutive trading days.

(b)	No longer maintains adequate liquidity.

(c)	Last-reported sale price falls below $3.00 per share.

The above requirements notwithstanding, ISBC reserves the authority to remove one or more component stocks at any time if it believes such stocks no longer provide adequate representation of the sector or no longer maintain the quality and/or character of the Underlying Index.

Rebalancing will occur during the months of March, June, September and December, during which time ISBC will review component stocks of the Underlying Index to determine their ongoing eligibility and add new companies that meet the criteria for inclusion.

Whenever practical, ISBC will pre-announce stock additions and/or deletions as well as certain Underlying Index share weight changes at least two trading days before making such changes effective—either via www.nyxdata.com, broadcast email or press release. Rebalancing will become effective on the next to last business day in March, June, September and December.

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Wells Fargo® Hybrid & Preferred Securities Financial Index (PowerShares Financial Preferred Portfolio)

The Wells Fargo® Hybrid & Preferred Securities Financial Index attempts to portray a cross-section of the universe of preferred and functionally equivalent securities issued by financial institutions and listed on the NYSE, NYSE MKT, NYSE Arca or the NASDAQ and that meet certain criteria.

Eligible securities that will be included in the Underlying Index must meet the following criteria:

(a)	Preferred stock or securities determined to be functionally equivalent to preferred stock that are issued exclusively by financial institutions.

(b)	An industrial sector classification of “financial” from the Bloomberg Professional Service®.

(c)	Rated at least “B3” by Moody’s Investors Service, Inc. or “B-” by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

(d)	U.S. dollar-denominated and publicly issued in the U.S. domestic market.

(e)	Par amount of $25.

(f)	Perpetual with no stated or legal maturity.

(g)	Maintain a minimum par value of $250 million outstanding.

(h)	May have fixed or floating rate dividends or coupons, provided that any income paid is “qualified dividend income” eligible.

(i)	Liquidity requirements. Constituent securities representing at least 90% of the market value of the Underlying Index must have a minimum monthly trading volume during each of the last six months of at least 250,000 trading units. New issue securities listed on any of the NYSE, NYSE MKT, NYSE Arca or the NASDAQ for less than six months must have a minimum monthly trading volume of at least 250,000 trading units during each month following the date on which the securities were listed. Trading volume for any period less than one month shall be pro-rated for each day based on daily trading volume. If securities representing 90% of the market value of the Underlying Index do not meet the liquidity requirements set forth above, the Underlying Index will be rebalanced by removing the least liquid securities from the Underlying Index until the 90% liquidity requirement is satisfied. Underlying Index liquidity will be tested and rebalancing will occur on each Monthly Rebalance Date (defined below).

The Underlying Index does not include trust preferred securities, convertible preferred shares, securities subject to sinking fund provisions, shares in closed-end funds, municipal securities, sovereign securities or repackaged securities linked to a security, a basket of securities or an index.

The Underlying Index is calculated using a market capitalization weighting methodology that is applied on each Monthly Rebalancing Date, as further described below. The weight of any component security may not account for more than 20% of the total value of the Underlying Index. Component securities that account for more than 20% of the value of the Underlying Index are reduced to individually represent 20% of the value of the

Underlying Index. The aggregate amount by which all components over 20% is reduced is redistributed proportionately across the remaining components that represent less than 20% of the Underlying Index value. After this redistribution, if any other component exceeds 20%, the component is reduced to 20% of the Underlying Index value and the redistribution is repeated. (The 20% weight limit above applies to constituent securities, not issuers. An issuer may represent more than 20% of the value of the Underlying Index, but a single security component may not.) In addition, the sum of the issuers with a weight greater than 4.5% cannot exceed 45% of the total weight of the Underlying Index. If the aforementioned 45% cap is breached, all the issuers are ranked in descending order of their weights and the first stock that causes the 45% limit to be breached is identified. The weight of this issuer is then reduced either until the rule is satisfied or it reaches 4.5%. If the issuer to be reduced has multiple component securities included in the Underlying Index, the securities will be reduced on a pro-rata basis determined by market capitalization. This excess weight is proportionally redistributed to all issuers with weights below 4.5%. This process will be repeated until the 45% rule is satisfied. (The 4.5% weight limit above applies to issuers, not constituent securities. A constituent security may represent more than 4.5% of the Underlying Index.)

The Underlying Index is rebalanced monthly as of the close of business on the final NYSE Arca trading day of each month (the “Monthly Rebalance Date”). All outstanding preferred stocks are tested for suitability based on eligibility criteria. Preferred securities that are deemed to satisfy the eligibility criteria for the Underlying Index are added to the Underlying Index as component securities whereas those that are deemed to not satisfy the eligibility criteria are excluded from the reconstitution of the Underlying Index. Rebalancing also can occur following specific events such as redemption, tenders, green-shoes and overallotments, re-openings, rights offerings, stock splits and suspension from trading on an exchange. These events generally will require that the Underlying Index be adjusted contemporaneous with the event or, at the latest, on the next monthly adjustments.

WilderHill Clean Energy Index (PowerShares WilderHill Clean Energy Portfolio)

The WilderHill Clean Energy Index includes companies that contribute to the advancement of clean energy, including those developing and selling energy technologies and energy management services designed to address efficiency and environmental challenges as well as changes in fossil fuel resource abundance. Trends affecting adoption of clean energy technologies include (but are not limited to) conventional air pollution, carbon dioxide and other greenhouse gas pollution leading to global warming, and risks to centralized grid or other energy infrastructure.

There is a strong bias in favor of pure play companies in renewable energy including wind, solar power, geothermal; those in better energy efficiency; in advanced energy storage; in cleaner fuels; in innovative power delivery, materials, energy conversion including fuel cells and related industries. Companies in emerging clean energy fields, such as wave, tidal, and others, will be considered with respect to carbon content, impact upon marine and terrestrial biodiversity, and the degree to which they advance or reflect the clean energy sector.

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Strictly in accordance with its guidelines and mandated procedures, the Underlying Index includes companies focused on the following areas:

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Renewable Energy Supplies-Harvesting. These are the producers of energy that is renewably-made, or manufacturers relevant to green energy such as the makers of turbines and rotors used for wind power, makers of solar photovoltaic panels and makers of biofuels derived from renewable vegetable crops, as examples. These renewable methods supply desired electrical power directly where needed—or this “green” power could be stored as a clean fuel like hydrogen. Wind, solar biofuels, hydro and waste-to-energy notably carry less burden of pollution, and renewable sources allow distributed generation that makes power closer to need. Retailers of clean energy systems are included.

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Energy Storage. This wide-ranging category includes advanced batteries and materials that hold energy in familiar and novel ways, flywheels that make use of momentum and spinning at high speeds to store energy, supercapacitors that build and then release large amounts of power very quickly, and storage by compression, hydrides or other means. Because most renewable power is not ‘firm’ meaning not always on—like solar power that works only by day, or wind power just at windy times—joining renewable power with energy storage systems often makes sense.

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In the future hydrogen—a gas that is the lightest and most abundant element—may become an ‘energy carrier’ by moving power made in one place to where it is needed. However, there are numerous daunting technical challenges including the lack of a hydrogen infrastructure and very high cost. Hydrogen fuel cells are in only early technical development, not widely commercialized, and are still far more costly than fossil fuels in practice. A Cleaner Fuels sector here includes various liquid and other biofuels derived from renewable sources or crops; for instance cellulosic, sugar, algae, or other feedstock in ethanol, biobutanol or biogasoline.

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Energy Conversion. These are the devices that convert an assortment of power, or fuels, or other inputs such as unmodulated electricity, gasoline/diesel etc. into the more desired electrical, motive, or other power/force wherever needed. This could include complex whole conversion systems producing useful work such as electrical vehicles and plug in hybrids, or more singularly separate items like the inverters, advanced motors and materials for conversion to an intended electrical, mechanical power. Energy conversion is critical but also generally depends on having cleaner fuel for inputs or on innovative technologies that convert existing fuels more cleanly, preventing pollution.

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Cleaner Utilities. Among utilities in the United States are several explicitly emphasizing cleaner methods of making electric power including wind, solar, biogas, geothermal, hydro and others that can prevent pollution, while also ensuring greater price stability for the consumer. Unlike conventional plants, the price of renewable energy—though still costly—is widely declining. Should pollution such as from coal or oil be seen as more significant, or traditional fuel supplies be constrained or interrupted and prices rise—the alternative, independent and renewable approaches to producing utility power to the grid can become increasingly relevant. Nuclear power generation is notably excluded from this Index for clean energy.

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Power Delivery and Conservation. Of importance in clean energy systems are the electronics and other items needed to improve efficiency and energy conservation in the first place, as well as capital equipment for production or manufacture of clean energy systems. Like energy conversion it can include devices that smooth power outputs, convert DC to AC and match power loads to output. This sector can include inverters and equipment for power conditioning, and in transport, power management for hybrid, hydrogen and fuel cell vehicles.

The Underlying Index uses modified equal dollar weighting. No single stock may exceed 4% of the total weight of the Underlying Index at the quarterly rebalancing. For a stock to be included in the selection universe, WilderHill must identify a company as one that has a significant exposure to clean energy, or contribute to the advancement of clean energy or be important to the development of clean energy. Companies in the Underlying Index generally (i) help prevent pollutants such as carbon dioxide, nitrous oxide, sulfur oxide or particulates and avoid carbon or contaminants that harm oceans, land, air or ecosystems structure, (ii) work to further renewable energy efforts and do so in ecologically and economically sensible ways and (iii) incorporate the precautionary principles into their pollution prevention and clean energy efforts. Similarly, companies in the Underlying Index generally will not have their majority interests in oil or coal, which are the highest-carbon fuels. Large companies with interests outside clean energy may be included if they are significant to this sector.

Market capitalization for the majority of Underlying Index stocks is $200 million and above. To account for notable but smaller companies sometimes significant to the clean energy field, a minority of Underlying Index stocks may have market capitalizations between $50 million and $200 million. Components less than $200 million are weighted at rebalance to one-half of a percent (0.50%). To be eligible for the Underlying Index, a stock must have:

(a)	three-month average market capitalization of at least $50 million; and

(b)	three-month average closing price above $1.00 if not currently in the Underlying Index.

WilderHill Progressive Energy Index (PowerShares WilderHill Progressive Energy Portfolio)

The WilderHill Progressive Energy Index is a modified equal-weighted index composed of companies in transitional energy technologies that improve the use of fossil fuels and nuclear power. Sectors include alternative fuels, emissions reduction, energy efficiency, and innovation in energy materials, production and use. Strictly in accordance with its guidelines and mandated procedures, WilderHill includes companies focused on the following areas in the Underlying Index:

•	Alternative Energy: This area encompasses alternative fuels including nuclear power and uranium fuel, innovative fossil fuel technologies, natural gas and liquefied natural gas,

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gas-to-liquids, hydrogen and methanol. Biofuels from renewable crops, ethanol, alcohol-based fuels and other alternatives are also included within alternative energy. Lower-carbon, or the carbon-neutral near-term bridging options, are generally favored as part of a more responsible approach to fossil fuels. Somewhat higher-carbon options may be included if they also offer significant advantages such as energy security.

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Better Efficiency: Companies that offer transitional improvements for efficiency, power management, supply-side innovation or demand-side reduction, smarter materials, better information technology, metering etc. as a means to save energy in the first place.

•	Emission Reduction: This area includes end-of-pipe pollution controls, approaches that can reduce pollutants from fossil fuels and advances in so-called “clean coal.”

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New Energy Activity: Varied companies in new energy whose emerging technologies improve use of fossil fuels and nuclear via innovation including in materials, nanotechnology, IT, infrastructure, or are a bridge to smarter energy use such as advanced motors, lightening and appliances; work by conglomerates developing smarter energy production and use is included.

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Utilities: Those companies that are striving for cleaner power production, including large hydro. This area includes utilities with some nuclear generation; also those with some wind power, however, renewable resources like wind or solar are generally not a focus of this Progressive Index.

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Energy Conversion and Storage: Includes advanced batteries, materials, or storage of gaseous fuels, electro-mechanical transmission, whole vehicles such as using compressed natural gas or plugin hybrid electric vehicles; conversion includes new devices for converting an energy carrier to a desired power or use.

The Underlying Index uses modified equal dollar weighting. No single stock may exceed 5% of the total Underlying Index weight at the quarterly rebalancing. For a stock to be included in the selection universe, a company should be identified as having significant exposure to transitional energy technologies that improve near-term use of fossil fuels, oil, coal and natural gas, next-generation nuclear power, companies that advance pollution control or efficiency, including that address climate change risk, or are important in developing domestic non-renewable energy. Companies exposed to carbon-neutral renewable ethanol and biofuels, alternative fuels, and natural gas in particular are included, as are companies exposed to advances in materials and energy use. To be eligible for the Underlying Index, a stock must have: (i) three-month average market capitalization of at least $150 million; (ii) three-month average closing price above $1.00 if not currently in the Underlying Index; and (iii) a listing on the NYSE, NYSE MKT or the NASDAQ and, if a foreign company, have its ADRs listed on the NYSE, NYSE MKT or the NASDAQ. Components less than $400 million in market capitalization are set to one-half of a percent (0.5%) weight at the rebalance. WilderHill may, at any time and from time to time, change the number of issues comprising the Underlying Index by adding or deleting one or more component stocks, or replacing one or more issues contained in the

Underlying Index with one or more substitute stocks of its choice, if in WilderHill’s discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the progressive energy industry.

Zacks Micro Cap IndexTM (PowerShares Zacks Micro Cap Portfolio)

Zacks designs the selection methodology of the Zacks Micro Cap IndexTM to identify companies with potentially superior risk-return profiles as determined by Zacks. The objective of the Underlying Index is to actively represent a group of stocks that has the potential to outperform passive benchmark micro capitalization indices (such as the Russell and Dow Jones Select Micro Cap Indices) and other actively managed U.S. micro capitalization strategies. The Underlying Index constituent selection methodology developed by Zacks is designed to be an effective, quantitative approach to selecting stocks with the greatest potential for capital appreciation from the micro capitalization subset of the domestic equity universe. The Underlying Index constituent selection methodology utilizes a Zack’s proprietary composite scoring system that measures companies on the basis of relative value and momentum. Zacks screens the Underlying Index constituents on a weekly basis for potential removal based on a proprietary quantitative ranking and reconstitutes and rebalances the Underlying Index on a quarterly basis. As companies must achieve a minimum threshold on all factors, the actual number of companies may vary on a weekly basis. The composition of the Fund’s portfolio therefore will change to the extent necessary to replicate the Underlying Index.

Potential Underlying Index constituents include all domestic listed equities with a market capitalization between 0.015% and 0.15% of the largest capitalization domestic U.S. company at the time of selection (as of June 30, 2016 approximately $81 million to $815 billion in market capitalization) exclusive of ADRs and over-the-counter bulletin board and penny stocks. The actual number of constituents in the Underlying Index will vary over time, but typically will range between 300 and 500 stocks that achieve the threshold composite ranking based on a proprietary multi-factor quantitative analysis that ranks each security on the basis of relative value and momentum. Strictly in accordance with its guidelines and mandated procedures, Zacks ranks and sorts each company from highest to lowest by each factor subset, then combines the rankings to establish a composite profile. A security may be an Underlying Index constituent only if it achieves a minimum threshold ranking on each factor.

Principal Risks of Investing in the Funds

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section.

ADR and GDR Risk

ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying

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shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because a Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Aerospace and Defense Industry Risk

Government aerospace and defense regulation and spending policies can significantly affect the aerospace and defense industry, as companies involved in the aerospace and defense industry rely to a large extent on U.S. (and other) Government demand for their products and services. There are significant inherent risks in contracting with the U.S. Government, which could have a material adverse effect on the business, financial condition and results of operations of industry participants, including:

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termination by the U.S. Government of any contract as a result of a default by industry participants could subject them to liability for the excess costs incurred by the U.S. Government in procuring undelivered items from another source;

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termination by the U.S. Government of any contract for convenience generally would limit industry participants recovery to costs already incurred or committed and limit participants profit to work completed prior to termination;

•	modification of U.S. Government contracts due to lack of congressional funding or changes in such funding could subject certain contracts to termination or modification;

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failure to comply, even inadvertently, with the extensive and complex U.S. Government laws and regulations applicable to certain U.S. Government contracts and the laws governing the export of controlled products and commodities could subject industry participants to contract termination, civil and criminal penalties and, under certain circumstances, suspension from future U.S. Government contracts and exporting of products for a specific period of time;

•	results of routine U.S. Government audits and review could, in certain circumstances, lead to adjustments to industry contract prices, which could be significant; and

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successful bids for U.S. Government contracts or the profitability of such contracts, if awarded, cannot be guaranteed in the light of the competitive bidding atmosphere under which U.S. Government contracts are awarded.

Furthermore, because companies involved in the aerospace and defense industry rely to a large extent on U.S. (and other) Government demand for their products and services, those companies could be adversely impacted by future reductions or changes in government spending. Government spending in aerospace and defense generally is not correlated with any economic cycle, but rather, on the cycle of general political support for this type of spending. However, there is no assurance that future levels of aerospace and defense spending will increase or that levels of aerospace and defense spending will not decrease in the future.

In addition, competition within the industry, labor relations and the price of fuel can affect the aerospace and defense industry. Airline deregulation has substantially diminished the U.S. Government’s role in the air transport industry while promoting an increased level of competition. However, regulations and policies of various domestic and foreign governments can still affect the profitability of individual carriers as well as the entire industry.

Basic Materials Sector Risk

Changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technical progress and labor relations, among other factors, may adversely affect the companies engaged in the production and distribution of basic materials. Also, companies in the basic materials sector are at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

Biotechnology and Genome Industry Risk

Certain factors can affect the biotechnology and genome industry significantly, including patent considerations, the termination of patent protections for products, intense domestic and international competition, rapid technological change and obsolescence, government regulation and expensive insurance costs due to the risk of product liability lawsuits. In addition, the biotechnology and genome industry is an emerging growth industry, and therefore biotechnology and genome companies may be capitalized thinly and may be more volatile than companies with greater capitalizations. Biotechnology and genome companies may have persistent losses during a new product’s transition from development to production, and their revenue patterns may be erratic. Biotechnology and genome companies also must contend with high development costs, which may be exacerbated by their inability to raise prices to cover costs because of managed care pressure, government regulation or price controls. Moreover, stock prices of

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biotechnology and genome companies are volatile, particularly when their products are up for regulatory approval or under regulatory scrutiny. Companies involved in this industry also may be subject to extensive government regulations by the Food and Drug Administration (“FDA”), the Environmental Protection Agency and the United States Department of Agriculture. These regulations may affect and significantly limit a biotechnology and genome company’s research, product development and approval of products.

Building and Construction Industry Risk

Supply and demand for specific products or services, as well as for industrial sector products in general, may affect significantly the companies in the building and construction industry. In addition, changes in government spending, zoning laws, economic conditions, interest rates, taxation, real estate values and overbuilding also may affect significantly the building and construction industry. The products of companies that operate in the building and construction industry may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions also affect the performance of companies in these industries. Companies in this industry also face risks of environmental damage and product liability claims. In addition, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts may affect significantly certain segments of the building and construction industry.

China Exposure Risk

The value of the securities of companies that derive the majority of their revenues from China is likely to be more volatile than that of other issuers. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government historically has exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect its public and private sector companies. In the past, the Chinese government has, from time to time, taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities to increase or continue the rate of economic growth, controlled the rate of inflation or otherwise regulated economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by such companies. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect the assets held by Chinese companies.

From time to time, certain companies may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or in countries the U.S. Government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanctions.

Clean Energy Industry Risk

Companies in the clean energy industry can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. Further, the clean energy industry can be significantly affected by intense competition and legislation resulting in more strict government regulations and enforcement policies and specific expenditures for cleanup efforts. The clean energy industry may be subject to risks associated with hazardous materials, and it also can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. The industry also can be significantly affected by the supply of and demand for specific products or services, the supply of and demand for oil and gas, the price of oil and gas, production spending, government regulation, world events and economic conditions.

This sector is relatively nascent and under-researched in comparison to more established and mature sectors; therefore, it has greater investment risk. Changes in U.S., European and other governments’ policies towards alternative power and power technology also may have an adverse effect on a Fund’s performance. Companies in this sector often have a limited operating history, and some of them may never have traded profitably. Investment in young companies with a short operating history is generally riskier than investment in companies with a longer operating history. To the extent that a Fund is composed of securities issued by companies operating in a limited number of industries, it will carry greater risk and may be more volatile than a portfolio composed of securities issued by companies operating in a wide variety of different industries.

The price of crude oil, natural gas, electricity produced from traditional hydropower and that generated from nuclear power and possibly other as yet undiscovered energy sources could potentially have a negative impact on the competitiveness of renewable energies.

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Cleantech Sector Risk

The risks of investing in the cleantech sector include the risks of focusing investments in the water, energy and environmental sectors. Adverse developments in the water, energy and environmental sectors may significantly affect companies in the cleantech sector. Companies involved in the water sector are subject to tax and price fluctuations and competition. Securities of companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, the success of project development and tax and other governmental regulatory policies. Weak demand for the companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, may adversely affect a Fund’s performance.

Consumer Staples Sector Risk

Changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending may adversely affect companies, as well as natural and man-made disasters and political, social or labor unrest, in the consumer staples sector. Companies in this sector also are affected by changes in government regulation, world events and economic conditions.

Consumer Discretionary Sector Risk

Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer demographics and preferences. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies. Moreover, changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in interest and exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Dividend Paying Security Risk

As a group, securities that pay high dividends can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in an Underlying Index or Underlying Intellidex and the capital resources available for such companies’ dividend payments may affect a Fund. In addition, the value of dividend-paying common stocks can decline when interest rates rise, as fixed-income investments become more attractive to investors. This risk may be greater due to the current period of historically low interest rates.

Energy Exploration and Production Industry Risk

PowerShares Dynamic Energy Exploration & Production Portfolio faces the risk that companies in the energy exploration and production industry are subject to extensive government regulation, which may increase the cost of business and limit these companies’ earnings. In addition, these companies are at risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Changes in economic conditions and events in the regions where the companies operate (e.g., nationalization, expropriation, imposition of restrictions on foreign investments and repatriation of capital and social or labor unrest) also affect companies in this industry significantly. Companies in this industry could be affected adversely by levels and volatility of global energy prices, commodity price volatility, changes in exchange rates, interest rates imposition of import controls, increased competition, capital expenditures on exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments and labor relations.

Energy Sector Risk

Companies in the energy sector are subject to extensive government regulation, including contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry.

Energy companies may do business with companies in countries other than the United States. Such companies often operate in countries with less stringent regulatory regimes and countries that have a history of expropriation and/or nationalization, among other adverse policies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. The energy sector is cyclical, and commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations also could affect companies in this sector. Recent global economic events have created greater volatility in the energy sector, including substantial declines in the price of oil. Such events may create wide fluctuations in the value of companies in this sector, which may affect the value of the Shares.

Equity Risk

Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that a Fund holds.

In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity

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securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.

Equity risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Financial Sector Risk

Risks of investing in the financial sector include the following: unstable interest rates can have a disproportionate effect on the financial sector; companies in the financial sector whose securities a Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector; and companies in the financial sector have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financial sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.

Moreover, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by a Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. Liquidity in some markets has decreased and credit has become scarcer worldwide. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. For example, the deterioration of the credit markets in recent years has caused an adverse impact on a broad range of financial markets, thereby causing certain companies in the financial sector to incur large losses. Certain companies in the financial sector have experienced decline in the valuation of their assets and even ceased operations.

Companies in the financial sector also are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. For example, lending activity within the financial sector has been somewhat constrained over the past several years in light of the introduction of international capital and liquidity requirements under the Basel III Accords and regulatory changes promulgated under the Dodd-Frank Wall Street Reform and Consumer

Protection Act. These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility in a Fund.

Food and Beverage Industry Risk

The food and beverage industry is highly competitive and can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, adverse changes in general economic conditions, evolving consumer preferences, nutritional and health-related concerns, federal, state and local food inspection and processing controls, consumer product liability claims, consumer boycotts, risks of product tampering, and the availability and expense of liability insurance. Product recalls require companies in the food and beverage industry to withdraw contaminated or mislabeled products from the market. In addition, there are risks pertaining to raw materials and the suppliers of such raw materials that include changing market prices. The prices for raw materials fluctuate in response to a number of factors, including, but not limited to, changes in the U.S. Government farm support programs, changes in international agricultural and trading policies, weather and other conditions during the growing and harvesting seasons.

Foreign Securities Risk

Funds that may invest in foreign securities, GDRs or ADRs face unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent a Fund from repatriating its investments. In addition, a Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In addition, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Fund’s trades effected in those markets and could result in losses to a Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities.

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Additionally, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, have no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

Growth Risk

Growth stocks generally are priced higher than non-growth stocks, in relation to the issuer’s earnings and other measures, because investors believe they have greater growth potential. However, there is no guarantee that such an issuer will realize that growth potential. In addition, the market values of “growth” common stocks may be more volatile than other types of investments, and therefore such stocks may be more susceptible to rapid price swings, especially during periods of economic uncertainty or in response to adverse news about the condition of the issuer, such as earnings disappointments. The returns on “growth” common stocks may or may not move in tandem with the returns on other styles of investing or the overall stock market. “Growth” stocks may fall out of favor and trail the returns of other styles of investing. Growth stocks also may be more adversely affected in a down market, as growth stocks typically have little or no dividend income to absorb the effect of adverse market conditions.

Healthcare Sector Risk

Factors that may affect the profitability of companies in the healthcare sector include extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products and product obsolescence due to industry innovation, changes in technologies and other market developments. A major source of revenue for the healthcare industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Companies in the healthcare sector depend heavily on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of the companies. Healthcare companies also are subject to extensive litigation based on product liability and similar claims. Additional factors also may adversely affect healthcare companies, and state or local healthcare reform measures. Many new products are subject to regulatory approval and the process of obtaining such approval can be long and costly. Healthcare companies also are subject to competitive forces that may make raising prices difficult and, at times, may result in price discounting. In addition, companies in the healthcare sector may be thinly capitalized and therefore may be susceptible to product obsolescence.

High Yield Securities Risk

High yield securities generally offer a higher current yield than that available from higher grade issues, but they typically involve greater risk. High yield securities generally are rated below investment grade (and commonly are referred to as “junk bonds”). The ability of issuers of high yield securities to make timely payments of interest and principal may be impacted by adverse changes in general economic conditions, changes in the financial condition of their issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities have. Periods of economic downturn or rising interest rates may cause the issuers of high yield securities to experience financial distress, which could adversely impact their ability to make timely payments of principal and interest and could increase the possibility of default. The market value and liquidity of high yield securities may be impacted negatively by adverse publicity and investor perceptions, whether or not based on fundamental analysis, especially in a market characterized by low trade volume.

Index Risk

Unlike many investment companies that are “actively managed,” the Funds are “passive” investors and therefore do not utilize investing strategies that seeks returns in excess of the Underlying Index or Underlying Intellidex, as applicable. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the respective Underlying Index or Underlying Intellidex, even if that security generally is underperforming. If a specific security is removed from an Underlying Index or Underlying Intellidex, a Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. An Underlying Index or Underlying Intellidex may not contain the appropriate mix of securities for any particular economic cycle. Unlike with an actively managed fund, the Adviser does not use defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, a Fund’s performance could be lower than other types of mutual funds with investment advisers that actively manage their portfolio assets to take advantage of market opportunities.

Industrials Sector Risk

Changes in government regulation, world events and economic conditions may adversely affect the companies in the industrials sector. In addition, these companies are at risk for environmental damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general.

Industry Concentration Risk

In following its methodology, a Fund’s Underlying Index or Underlying Intellidex from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index or Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, a Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which a Fund invests, may include, but are not

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limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole. Information about the Funds’ exposure to a particular industry is available in the Funds’ Annual and Semi-Annual Reports to Shareholders, as well as on their Forms N-Q as filed with the SEC.

Internet Software and Services Sector Risk

Competitive pressures, such as technological developments, fixed rate pricing and the ability to attract and retain skilled employees, can significantly affect the Internet software and services sector. For example, as product cycles shorten and manufacturing capacity increases, these companies could become subject increasingly to aggressive pricing, which hampers profitability. Changing domestic and international demand, research and development costs, availability and price of components and product obsolescence also can affect profitability.

The market for these Internet software products is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of Internet software and services companies depends substantially on the timely and successful introduction of new products or services. An unexpected change in one or more of the technologies affecting a company’s products or in the market for products based on a particular technology could have a material adverse effect on the company’s operating results. Furthermore, there can be no assurance that the software and services companies can respond in a timely manner to compete in the rapidly developing marketplace.

Based on trading history of common stock, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused, and are likely to cause, the market price of high-technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies.

Many software companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by software companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not develop independently technologies that are equivalent substantially or superior to such companies’ technology.

Issuer-Specific Risk

The performance of each Fund depends on the performance of individual securities to which that Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Leisure and Entertainment Industries Risk

Companies engaged in the design, production, or distribution of goods or services for the leisure and entertainment industries (including sports arenas, amusement and theme parks, gaming casinos, sporting goods, camping and recreational equipment, toys and games, travel-related services, hotels and motels and fast food and other restaurants) may become obsolete quickly. Additionally, several factors can significantly affect the leisure and entertainment industries, including the performance of the overall economy, changing consumer tastes and discretionary income levels, intense competition, technological developments and government regulation.

Market Risk

The securities in each Underlying Index or Underlying Intellidex are subject to market fluctuations, and a Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in its respective Underlying Index or Underlying Intellidex. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risk

The Funds face numerous market trading risks, including the potential lack of an active market for each Fund’s Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Funds (such as from a Fund’s failure to meet the requirements for continued listing on an exchange). Shares of a Fund may trade in the secondary market at times when the Fund does not accept orders to purchase Shares. Shares of a Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling. Any of these factors may lead to the Shares trading at a premium or discount to each Fund’s NAV.

Media Industry Risk

Companies engaged in design, production or distribution of goods or services for the media industry (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures and photography) may become obsolete quickly. Media companies are subject to a variety of risks, which include cyclicality of revenues and earnings; a decrease in the discretionary income of targeted individuals; changing consumer tastes and interests; fierce competition in the industry; and the potential for increased government regulation.

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Media company revenues largely are dependent on advertising spending. A weakening general economy or a shift from online to other forms of advertising may lead to a reduction in discretionary spending on online advertising. Additionally, federal deregulation of cable and broadcasting, competitive pressures and government regulation may affect companies in the media industry significantly.

Micro Capitalization Company Risk

Investments in the securities of micro capitalization companies involve substantially greater risks of loss and price fluctuations than other securities with larger capitalizations. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and they may lack management depth or may be overly reliant on specific key individuals. In addition, less public information may be available about these companies. The shares of micro capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, the Fund may take a long time before it realizes a gain, if any, on an investment in a micro capitalization company.

Momentum Investing Risk

In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities, on the theory that these securities will continue to increase in value.

Momentum investing is subject to the risk that the securities may be more volatile than the market as a whole. High momentum may also be a sign that the securities’ prices have peaked, and therefore the returns on securities that previously have exhibited price momentum may be less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. A Fund may experience significant losses if momentum stops, reverses or otherwise behaves differently than predicted. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Networking Industry Risk

The risk that the networking industry is evolving rapidly and, as a result, many factors may affect the industry significantly, including corporate capital expenditure trends, competitive pressures such as the ability to attract and retain skilled employees, and obsolescence due to rapid technological innovation or changing consumer preferences. The market for these network products is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of network companies depends substantially on the timely and successful introduction of new products or services. An unexpected change in one or more of the technologies affecting a company’s products or in the market for products based on a particular technology could have a material adverse effect on the company’s operating results. Furthermore, there can be no assurance that the network companies will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Many network companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by network companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not develop technologies independently that substantially are equivalent or superior to such companies’ technology. The networking industry is characterized by the existence of a large number of patents and frequent claims and related litigation regarding patent, trade secret and other intellectual property rights.

Non-Correlation Risk

A Fund’s returns may not match the return of its Underlying Intellidex or Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Intellidex or Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Intellidex or Underlying Index. To the extent that a Fund has just commenced operations and/or has a relatively small amount of assets, those transaction costs could have a proportionally greater impact on that Fund. Additionally, a Fund’s use of a sampling approach may result in returns for such Fund that are not as well-correlated with the return of its respective Underlying Index or Underlying Intellidex as would be the case if the Fund purchased all of the securities in its Underlying Index or Underlying Intellidex in the proportions represented in the Underlying Index or Underlying Intellidex.

The performance of a Fund and its Underlying Intellidex or Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Intellidex or Underlying Index resulting from legal restrictions, costs or liquidity constraints. A Fund may fair value certain of the securities it holds. To the extent a Fund calculates its NAV based on fair value prices, the Fund’s ability to track its Underlying Intellidex or Underlying Index may be adversely affected. Since each Underlying Intellidex or Underlying Index is not subject to the tax diversification requirements to which each Fund must adhere, a Fund may be required to deviate its investments from the securities contained in, and relative weightings of, its Underlying Intellidex or Underlying Index. A Fund may not invest in certain securities included in its respective Underlying Intellidex or Underlying Index due to liquidity constraints. Liquidity constraints also may delay a Fund’s purchase or sale of securities included in its respective Underlying Intellidex or Underlying Index. For tax efficiency purposes, a Fund may sell certain securities to realize losses, causing it to deviate from its respective Underlying Intellidex or Underlying Index.

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Each Fund generally attempts to remain fully invested in the constituents of its respective Underlying Index or Underlying Intellidex. However, the Adviser may not fully invest a Fund at times, either as a result of cash flows into the Fund, to retain a reserve of cash to meet redemptions and expenses, or because of low assets (particularly when the Fund is new and has operated only for a short period).

The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact a Fund’s ability to track its Underlying Intellidex or Underlying Index. For example, in regulated industries, and corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause the Adviser, a Fund or other client accounts to suffer disadvantages or business restrictions. As a result, a Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.

Non-Diversified Fund Risk

Because certain Funds are non-diversified and can invest a greater portion of their assets in securities of individual issuers than can diversified funds, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Oil and Gas Services Industry Risk

The profitability of companies in the oil and gas services industry may be affected adversely by changes in worldwide energy prices, exploration and production spending. Changes in economic conditions, government regulation and events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest, and terrorism and natural disasters), also affect companies in this industry. In addition, these companies are at risk for environmental damage claims. Companies in this industry could be adversely affected by commodity price volatility, changes in exchange rates, interest rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, energy conservation efforts, technological developments and labor relations. Companies in the oil and gas services industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. Recent global economic events have created greater volatility in the oil and gas services industry, including substantial declines in the price of oil. Such events may create wide fluctuations in the value of companies in this industry, which may affect the value of the Shares.

Portfolio Turnover Risk

Certain Funds may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its

Underlying Index or Underlying Intellidex. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distribution to a Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

Pharmaceuticals Industry Risk

Factors such as government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection, and intense competition may all affect significantly companies in the pharmaceuticals industry.

Substantially all pharmaceutical products are subject to FDA regulation. The research, design, testing, manufacturing, labeling, marketing, distribution and advertising of pharmaceutical products are subject to extensive regulation by governmental authorities in the United States and other countries. The FDA and foreign regulatory agencies require pharmaceutical companies to comply with an array of manufacturing and design controls and testing, quality control, storage and documentation procedures. Manufacturing and sales of pharmaceutical products outside the United States are also subject to foreign regulatory requirements that vary from country to country. The approval process for pharmaceutical products in the United States and abroad can be lengthy, expensive and require extensive preclinical and clinical trials. As a result, pharmaceutical companies may expend substantial resources in developing and testing a new product but fail to obtain the necessary approvals or clearances to market or manufacture the products on a timely basis or at all. Failure to comply with applicable domestic and/or foreign requirements can result in: fines or other enforcement actions, recall or seizure of products, total or partial suspension of production, withdrawal of existing product approvals or clearances, refusal to approve or clear new applications or notifications, increased quality control costs, or criminal prosecution. The pharmaceutical industry is also subject to federal, state, local and foreign laws and regulations governing the protection of the environment and occupational health and safety, including laws regulating air emissions, wastewater discharges, the management and disposal of hazardous materials and wastes, and the health and safety of employees. Pharmaceutical companies also are required to obtain permits from governmental authorities for certain operations. Violation or failure to comply with these laws or regulations or failure to obtain these permits could result in fines, penalties or other sanctions.

Pharmaceutical companies are exposed to significant potential product liability risks that are inherent in the development, manufacturing and marketing of human therapeutic products. Product liability claims could delay or prevent completion of companies’ clinical development programs as well as result in FDA investigations of the safety and effectiveness of companies’ products, manufacturing processes and facilities, and marketing programs.

Pharmaceutical companies depend on rapidly identifying and seeking patent protection for their discoveries. The process of

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obtaining patent protection is expensive and time consuming. Furthermore, there can be no assurance that the steps taken by pharmaceutical companies to protect their proprietary rights will be adequate to prevent misappropriation of their proprietary rights or that competitors will not independently develop products that are substantially equivalent or superior to such companies’ products. Pharmaceutical companies also rely on trade secrets, know-how and technology, which are not protected by patents, to maintain their competitive position. If any trade secret, know-how or other technology not protected by a patent were disclosed to, or independently developed by, a competitor, that company’s business and financial condition could be materially adversely affected.

Preferred Securities Risk

Although preferred stock is subject to issuer-specific and overall market risks that generally are applicable to equity securities as a whole, there are special risks associated with investing in preferred stock, which include the fact that preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If a Fund owns a security that is deferring or omitting its distributions, the Fund may be required to include the distribution in its gross income, even though it may not have received this income.

Dividend payments on a preferred security typically must be declared by the issuer’s board of directors, unlike interest payments on debt securities. However, an issuer’s board of directors generally is not under any obligation to declare a dividend for an issuer (even if such dividends have accrued). If an issuer of preferred securities experiences economic difficulties, those securities may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, meaning that an issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its bonds and other debt. Therefore, preferred securities face a greater risk of non-payment than more senior securities. Because of the subordinated position of preferred stock in an issuer’s capital structure, its quality and value depends heavily on an issuer’s profitability and cash flows rather than on any legal claims to specific assets. In addition, in certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date, which may negatively impact the return of the security.

Real Estate Risk

Investing in securities of real estate companies includes risks such as: fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws, that may affect the real estate industry.

Restrictions on Investments

A significant portion of PowerShares Global Listed Private Equity Portfolio’s Underlying Index may be composed of business development companies or registered investment companies. The Fund may not acquire greater than 3% of the total outstanding shares of such companies, as required by the 1940 Act, unless such purchases are made in accordance with exemptive relief pertaining to the Fund permitting such investments. If the Fund is unable to rely on its exemptive relief, this limitation could inhibit the Fund’s ability to purchase certain of the securities in the Underlying Index in the proportions represented in the Underlying Index. In these circumstances, the Fund would be required to use sampling techniques, which could increase the risk of tracking error.

Retail Industry Risk

Factors such as the performance of the domestic and international economy, interest rates, competition and consumer confidence may affect the retail industry. The success of companies in the retail industry depends heavily on disposable household income and consumer spending. Changes in demographics and consumer preferences, fads, marketing campaigns and other factors that affect supply and demand also may affect the success of retail products. In addition, the retail industry is subject to severe competition.

Risks of Investing in MLP Units

An MLP is an entity that is classified as a partnership under the Internal Revenue Code and whose partnership interests or “units” trade on securities exchanges like shares of corporate stock. Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units. An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. Investments in MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. MLPs employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to risks arising from their specific business strategies. MLPs that attempt to grow through acquisitions may not be able to integrate acquired operations effectively with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. Changes in the regulatory environment could adversely affect the profitability of MLPs. MLPs are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they

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may charge for the products and services they provide. Such regulation can change over time in both scope and intensity.

The operations of MLPs are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of, coal, natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including: damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage, and may result in the curtailment or suspension of their related operations. Not all MLPs obtain insurance fully against all risks inherent to their businesses. A significant accident or event could adversely affect the MLP’s operations and financial condition if the MLP has not obtained full insurance against the event or occurrence. Changes in federal or state tax laws or regulations could also adversely affect the tax treatment or financial performance of MLPs.

Risks of Investing in Listed Private Equity Companies

Certain risks are inherent in investing in listed private equity companies, which encompass BDCs and other financial institutions or vehicles whose principal business is to invest in and lend capital to privately-held companies. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs generally are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well-established publicly traded companies.

Investments that listed private equity companies make generally are subject to legal and other restrictions on resale and otherwise are less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a listed private equity company in which a Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. Listed private equity companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment can have a disproportionate impact on the aggregate returns realized. Since private equity companies rely on access to short-term money markets, longer-term capital markets and the bank markets as a significant source of liquidity, to the extent that listed private equity companies are not able to access capital at competitive rates, their ability to implement certain financial strategies will be negatively impacted. Market disruptions, including a downturn in capital markets in general, or a downgrade of the credit rating of a listed private equity company a Fund holds may increase the cost of borrowing to that company, thereby adversely impacting the Fund’s returns. Credit downgrades also may result in requirements on a company to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.

Since many of the assets of listed private equity companies do not have readily ascertainable market values, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies. Such determination requires that judgment be applied to the specific facts and circumstances. Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair valuation, fair value of a listed private equity company’s investments may differ significantly from the values that would be reflected if the securities were traded in an established market, potentially resulting in material differences between a listed private equity company’s NAV per share and its market value.

Many listed private equity companies invest in mezzanine and other debt securities of privately held companies, including senior secured loans. Typically, mezzanine investments are structured as subordinated loans (with or without warrants) that carry a fixed rate of interest. Many debt investments in which private equity companies invest will not be rated by a credit rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard and Poor’s Ratings Services, a division of McGraw Hill Financial, Inc. (“S&P Ratings”), and will be below investment grade quality, as determined by the Adviser. These investments are commonly referred to as “junk bonds” and have predominantly speculative characteristics with respect to an issuer’s capacity to make payments of interest and principal. Although lower grade securities are higher yielding, they are characterized by high risk. In addition, the secondary market for lower grade securities may be less liquid than that of higher rated securities. Issuers of lower rated securities have a currently identifiable vulnerability to default or may currently be in default. Lower-rated securities may react more strongly to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of lower-rated securities defaults, a listed private equity company may incur additional expenses to seek recovery.

Sampling Risk

The use of a representative sampling approach will result in a Fund holding a smaller number of securities than are in its Underlying Intellidex or Underlying Index. As a result, an adverse development to an issuer of securities that a Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Intellidex or Underlying Index. To the extent the assets in a Fund are smaller, these risks will be greater. In addition, by sampling the securities in an Underlying

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Index or Underlying Intellidex, a Fund faces the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s Underlying Index or Underlying Intellidex, thereby increasing tracking error.

Semiconductors Industry Risk

The risks inherent in the semiconductors industry include: competitive pressures, intense competition, aggressive pricing, technological developments, changing demand, research and development costs, availability and price of components and product obsolescence. The semiconductors industry is characterized by rapid technological change, cyclical market patterns, significant price erosion, periods of over-capacity and production shortages, changing demand, variations in manufacturing costs and yields and significant expenditures for capital equipment and product development. The semiconductors industry has from time to time experienced depressed business conditions. In the past, business conditions in this industry have changed rapidly from periods of strong demand to periods of weak demand. Any future downturn in the industry could harm the business and operating results of semiconductor companies.

Semiconductor design and process methodologies are subject to rapid technological change requiring large expenditures for research and development in order to improve product performance and increase manufacturing yields. Current technology is likely to become obsolete at some point in the future.

The success of semiconductor companies largely depends on their ability to obtain and maintain protection of certain proprietary technologies used in their principal products. Semiconductor companies rely on a combination of patents, trade secret laws and contractual provisions to protect our technologies. The process of seeking patent protection can be long and expensive. In addition, the semiconductors industry in general is characterized by frequent litigation regarding patent and other intellectual property rights, which may require semiconductor companies to defend against competitors’ assertions of intellectual property infringement or misappropriation.

Small- and Mid-Capitalization Company Risk

Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, small- and mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Smaller capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, small- and mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Software Industry Risk

Various factors may significantly affect the software industry, such as technological developments, fixed-rate pricing and the ability to attract and retain skilled employees. The success of companies in the industry is subject to the continued demand for internet services. For example, as product cycles shorten and manufacturing capacity increases, these companies increasingly could become subject to aggressive pricing, which hampers profitability. Changing domestic and international demand, research and development costs, availability and price of components and product obsolescence can affect the profitability of software companies. Software company stocks may experience substantial fluctuations in market price.

The market for software products is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of software and services companies depends substantially on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting a company’s products or in the market for products based on a particular technology could have a material adverse effect on the company’s operating results. Furthermore, there can be no assurance that the software companies will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Many software companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by software companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not develop technologies independently that substantially are equivalent or superior to such companies’ technology.

Technology Sector Risk

Companies in the technology sector may be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and competition for the services of qualified personnel. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future.

Technology companies may have limited product lines, markets, financial resources or personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

The technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing

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improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of sector participants depends substantially on the timely and successful introduction of new products.

U.S. Federal Income Tax Risk

Due to certain investment strategies and federal income tax elections it intends to make, PowerShares S&P 500 Portfolio expects to account for the gain or loss on its investments for federal income tax purposes on a daily mark-to-market basis. Generally, the mark-to-market gains and losses from the stock positions will be compared with the mark-to-market gains or losses from the call options on a daily basis. To the extent that there is more gain or loss from the stock positions, PowerShares S&P 500 BuyWrite Portfolio will have short term capital gain, which is generally taxed like ordinary income, or short term capital loss. To the extent there is more gain or loss from the call options, such gain will be treated for federal tax purposes as 60% long term capital gain or loss and 40% short term capital gain. As a result of its investment strategy, the Fund will not be able to designate a portion of their dividends as being eligible for lower rates of tax in the hands of non-corporate shareholders (dividends that are commonly referred to as “qualified dividend income”) or as being eligible for the dividends received deduction when received by certain corporate shareholders. (See “Dividends, Other Distributions and Taxes.”) For these reasons, a significant portion of income received from PowerShares S&P 500 BuyWrite Portfolio may be subject to tax at greater rates than would apply if PowerShares S&P 500 BuyWrite Portfolio were engaged in a different investment strategy. You should consult your tax advisors as to the tax consequences of acquiring, owning and disposing of shares in PowerShares S&P 500 BuyWrite Portfolio.

Utilities Sector Risk

The risks inherent in the utilities sector include a variety of factors that may adversely affect the business or operations of utilities companies, including high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates that the issuer can charge to customers; costs associated with compliance with, and adjusting to changes to, environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; effects of a national energy policy and lengthy delays, and greatly increased costs and other problems, associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes; technological innovations that may render existing plants, equipment or products obsolete; difficulty in obtaining regulatory approval of new technologies; lack of compatibility of telecommunications equipment; and potential impact of terrorist activities on the utility industry and its customers; and the impact of natural or man-made disasters. Any such event could have serious consequences for the general population of the affected area and result in a material adverse impact on a Fund’s portfolio securities and the performance of such Fund. Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company.

Value Risk

A value style of investing focuses on undervalued companies with characteristics for improved valuations. “Value” securities are subject to the risk that valuations never improve or that the returns on “value” securities are less than returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. Value stocks also may decline in price, even though in theory they are already underpriced.

Variable- and Floating-Rate Securities Risk

An investment in variable- and floating-rate securities may be subject to liquidity risk, meaning that there may be limitations on a Fund’s ability to sell the securities at any given time. Due to these securities’ variable- and floating-rate features, there can be no guarantee that they will pay a certain level of a dividend, and such securities generally will pay lower levels of income in a falling interest rate environment. Although floating rate securities are less sensitive to interest rate risk than fixed rate securities, they are subject to credit risk and default risk, which could impair their value. In addition, such securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general; conversely, floating rate securities generally will not increase in value if interest rates decline.

Water Industry Risk

Companies in the water industry may underperform relative to the general market, returns on investments in other sectors or fixed-income securities. Furthermore, economic downturns and global and domestic events may affect the water industry. These events may include additional governmental regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and technological advances and changes in consumer sentiment and spending. Companies engaged in the water industry can be subject to liability for environmental damage, depletion of resources, conflicts with local communities over water rights and mandated expenditures for safety and pollution control.

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Competition between water companies and government regulation of water companies, including regulation of the rates that the companies may charge, both domestically and internationally, may adversely affect the earnings of the companies this industry.

Writing Covered Call Option Risk

By writing covered call options in return for the receipt of premiums, PowerShares S&P 500 BuyWrite Portfolio will give up the opportunity to benefit from potential increases in the value of the S&P 500® Index above the exercise prices of the Written Options, but will continue to bear the risk of declines in the value of the S&P 500® Index. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund’s ability to sell the underlying securities will be limited while the option is in effect unless the Fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.

Non-Principal Investment Strategies

Each Fund (except PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio), after investing at least 90% of its total assets in securities that comprise its respective Underlying Intellidex or Underlying Index, may invest its remaining assets in securities not included in its Underlying Intellidex or Underlying Index, and in money market instruments, including other funds that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in options and futures contracts. The Funds may use options, futures contracts, convertible securities and structured notes to seek performance that corresponds to its respective Underlying Intellidex or Underlying Index, and to manage cash flows. In addition to options and futures contracts, PowerShares Global Listed Private Equity Portfolio may invest in swaps, including total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. The Adviser anticipates that it may take approximately three business days (a business day is any day that the NYSE is open) for the Adviser to fully reflect the additions to and deletions from each Fund’s respective Underlying Intellidex or Underlying Index in the portfolio composition of that Fund.

Each of PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, after investing at least 90% of its total assets in securities that comprise its respective Underlying Index, may invest its remaining assets in securities not included in its Underlying Index, and in money market instruments, including other funds that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act, or exemptions therefrom). Each Fund also may invest in futures contracts, options and options on futures contracts.

In accordance with 1940 Act rules, each Fund (except PowerShares BuyBack AchieversTM Portfolio, PowerShares DWA Momentum Portfolio, PowerShares Dynamic Market Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares DWA NASDAQ Momentum Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio) has adopted a policy to invest at least 80% of the value of its total assets in certain types of securities (e.g., securities of a certain size, such as small-, mid- or large-cap equity securities) or in securities of companies in a particular industry or economic sector. (e.g., securities of companies in the energy, technology or health care sectors) that is suggested by the Fund’s name (for each such Fund, an “80% investment policy”). Each Fund, with an 80% investment policy, considers the securities suggested by its name to be those securities that comprise its respective Underlying Index or Underlying Intellidex. Therefore, each such Fund anticipates meeting its 80% investment policy because it already is required to invest at least 90% of its total assets in securities that comprise its respective Underlying Index or Underlying Intellidex, in accordance with its principal investment strategies and the terms of the PowerShares Exchange-Traded Fund Trust’s (the “Trust”) exemptive relief. Each of the investment policies described herein, including each Fund’s investment objective and each 80% investment policy, constitutes a non-fundamental policy that the Board of Trustees (the “Board”) of the Trust may change without shareholder approval upon 60 days’ prior written notice to shareholders. The fundamental and non-fundamental policies of the Funds are set forth in the Trust’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”

Borrowing Money

Each Fund may borrow money up to the limits set forth in the Trust’s SAI under the section “Investment Restrictions.”

Securities Lending

Each of PowerShares BuyBack AchieversTM Portfolio, PowerShares CleantechTM Portfolio, PowerShares Dividend AchieversTM

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Portfolio, PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio, PowerShares DWA Utilities Momentum Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares NASDAQ Internet Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares WilderHill Progressive Energy Portfolio and PowerShares Zacks Micro Cap Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, each such Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Additional Risks of Investing in the Funds

The following provides additional risk information regarding investing in the Funds.

Convertible Securities Risk

After investing at least 90% of its total assets in securities that comprise its respective Underlying Intellidex or Underlying Index, each Fund may invest its remaining assets in convertible securities. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities.

Structured Notes Risk

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that a Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.

Index Provider Risk

The Funds seek to achieve returns that generally correspond, before fees and expenses, to the performance of their Underlying Index or Underlying Intellidex, as published by their Index Provider. There is no assurance that an Index Provider will compile its Underlying Index or Underlying Intellidex accurately, or that the Underlying Index or Underlying Intellidex will be determined, composed or calculated accurately. While an Index Provider gives descriptions of what the Underlying Index or Underlying Intellidex is designed to achieve, an Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in such indices, and it generally does not guarantee that its Underlying Index or Underlying Intellidex will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within its Underlying Index or Underlying Intellidex may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by a Fund and its shareholders.

Index Rebalancing Risk

Pursuant to the methodology that each Index Provider uses to calculate and maintain its respective Underlying Index or Underlying Intellidex, a security may be removed from an Underlying Index or Underlying Intellidex in the event that it does not comply with the eligibility requirements of the Underlying Index or Underlying Intellidex. As a result, a Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from its Underlying Index or Underlying Intellidex, due to market conditions or otherwise. Due to these factors, the variation between a Fund’s annual return and the return of its respective Underlying Index or Underlying Intellidex may increase significantly.

Apart from scheduled rebalances, an Index Provider may carry out additional ad hoc rebalances to its Underlying Index or Underlying Intellidex, for example, to correct an error in the selection of index constituents. When a Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose a Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by an Index Provider may increase a Fund’s costs and market exposure.

Portfolio Size Risk

Pursuant to its methodology, an Underlying Index or Underlying Intellidex may be composed of a relatively small number of individual securities, as compared to a broad-based securities index. Therefore, a Fund seeking to track the returns of such an Underlying Index or Underlying Intellidex typically will hold a similarly small number of securities. To the extent that a significant portion of a Fund’s total assets is invested in a limited number of

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securities, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a greater number of securities.

Risks of Futures and Options

Each Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in its Underlying Index or Underlying Intellidex, or to manage cash flows. The Funds will not use futures or options for speculative purposes.

Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of the stock index future and the movement in the Underlying Index or Underlying Intellidex. In the event of adverse price movements, a Fund would remain required to make daily cash payments to maintain its required margin. The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) potentially is unlimited. However, each Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.

Each Fund must segregate liquid assets or take other appropriate measures to “cover” open positions in futures contracts. For futures contracts that do not cash settle, each Fund must segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. For futures contracts that do cash settle, each Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contract, if any, rather than their full notional value.

Risks of Swap Agreements

For PowerShares Global Listed Private Equity Portfolio, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.

Total return swaps could result in losses for PowerShares Global Listed Private Equity Portfolio if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. PowerShares Global Listed Private Equity Portfolio may lose money in a total return swap if the counterparty fails to meet its obligations.

PowerShares Global Listed Private Equity Portfolio will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the swaps of which it is the seller, marked-to-market on a daily basis.

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and a Fund will bear any loss on the investment of its cash collateral.

Shares May Trade at Prices Different than NAV

The NAV of the Shares generally will fluctuate with changes in the market value of the Funds’ holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on the exchange on which a Fund trades. The Adviser cannot predict whether a Fund’s Shares will trade below, at, or above the Fund’s NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities of each Fund’s Underlying Index or Underlying Intellidex trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Issues

Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on either NYSE Arca or NASDAQ (together, the “Exchanges”) may be halted due to market conditions or for reasons that, in the view of the relevant Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchanges is subject to trading halts caused by extraordinary market volatility pursuant to the Exchanges’ “circuit breaker” rules. There can be no assurance that the requirements of the relevant Exchange necessary to maintain the listing of each Fund will continue to be met or will remain unchanged.

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Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on a Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet the redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for a Fund or its shareholders.

Certain Funds may recognize gains as a result of rebalancing their securities holdings to reflect changes in the securities included in such Fund’s Underlying Index or Underlying Intellidex. Certain Funds may be required to distribute any such gains to their shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this Prospectus.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Trust’s SAI, which is available at www.invescopowershares.com.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust, a family of ETFs, with combined assets under management of $59.5 billion as of July 31, 2016.

As the Funds’ investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust.

Portfolio Managers

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources.

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (collectively with Mr. Hubbard, the “Portfolio Managers”) who are responsible for the day-to-day management of the Funds in the Trust. In managing the Funds, Mr. Hubbard receives management assistance from Philip Fang, Michael Jeanette, Gary Jones, Jeffrey W. Kernagis, Jonathan Nixon, Richard Ose, Theodore Samulowitz and Tony Seisser. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his authority for risk management and compliance purposes that the Adviser believes to be appropriate.

Peter Hubbard, Vice President and Director of Portfolio Management of the Adviser, has been responsible for the Funds in the Trust and the PowerShares family of ETFs since June 2007 and has been associated with the Adviser since 2005.

Philip Fang, Vice President and Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust and the PowerShares family of ETFs since July 2010 and has been associated with the Adviser since 2007.

Michael Jeanette, Vice President and Senior Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust and the PowerShares family of ETFs since August 2008 and has been associated with the Adviser since 2008.

Gary Jones, Vice President and Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust and the PowerShares family of ETFs since August 2013 and has been associated with the Adviser since 2010.

Jeffrey W. Kernagis, Vice President and Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust and the PowerShares family of ETFs since September 2007 and has been associated with the Adviser since 2007.

Jonathan Nixon, Vice President and Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust and the PowerShares family of ETFs since August 2013 and has been associated with the Adviser since 2011.

Richard Ose, Vice President and Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust and the PowerShares family of ETFs since October 2013 and has been associated with the Adviser since 2011.

Theodore Samulowitz, Vice President and Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust and the PowerShares family of ETFs since August 2013 and has been associated with the Adviser since 2012. From 2010 to 2012, he was the Managing Partner of Endurance Capital Markets LLC.

Tony Seisser, Vice President and Portfolio Manager of the Adviser, has been responsible for certain Funds in the Trust and the

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PowerShares family of ETFs since August 2014 and has been associated with the Adviser since 2013. From 2010 to 2013, he was employed by Guggenheim Funds Distributors, Inc.

The Trust’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.

Advisory Fees

Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), each Fund has agreed to pay an annual fee to the Adviser equal to a percentage of its average daily net assets (the “Advisory Fee”) set forth in the chart below:

Fund	Advisory Fee
PowerShares Aerospace & Defense Portfolio	0.50%
PowerShares BuyBack AchieversTM Portfolio	0.50%
PowerShares CleantechTM Portfolio	0.50%
PowerShares Dividend AchieversTM Portfolio	0.40%
PowerShares DWA Basic Materials Momentum Portfolio	0.50%
PowerShares DWA Consumer Cyclicals Momentum Portfolio	0.50%
PowerShares DWA Consumer Staples Momentum Portfolio	0.50%
PowerShares DWA Energy Momentum Portfolio	0.50%
PowerShares DWA Financial Momentum Portfolio	0.50%
PowerShares DWA Healthcare Momentum Portfolio	0.50%
PowerShares DWA Industrials Momentum Portfolio	0.50%
PowerShares DWA Momentum Portfolio	0.50%
PowerShares DWA NASDAQ Momentum Portfolio	0.50%
PowerShares DWA Technology Momentum Portfolio	0.50%
PowerShares DWA Utilities Momentum Portfolio	0.50%
PowerShares Dynamic Biotechnology & Genome Portfolio	0.50%
PowerShares Dynamic Building & Construction Portfolio	0.50%
PowerShares Dynamic Energy Exploration & Production Portfolio	0.50%
PowerShares Dynamic Food & Beverage Portfolio	0.50%
PowerShares Dynamic Large Cap Growth Portfolio	0.50%
PowerShares Dynamic Large Cap Value Portfolio	0.50%
PowerShares Dynamic Leisure and Entertainment Portfolio	0.50%
PowerShares Dynamic Market Portfolio	0.50%
PowerShares Dynamic Media Portfolio	0.50%
PowerShares Dynamic Networking Portfolio	0.50%
PowerShares Dynamic Oil & Gas Services Portfolio	0.50%
PowerShares Dynamic Pharmaceuticals Portfolio	0.50%
PowerShares Dynamic Retail Portfolio	0.50%
PowerShares Dynamic Semiconductors Portfolio	0.50%
PowerShares Dynamic Software Portfolio	0.50%
PowerShares Financial Preferred Portfolio	0.50%
PowerShares FTSE RAFI US 1000 Portfolio	0.29%
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	0.29%
PowerShares Global Listed Private Equity Portfolio	0.50%
PowerShares Golden Dragon China Portfolio	0.50%
PowerShares High Yield Equity Dividend AchieversTM Portfolio	0.40%

Fund	Advisory Fee
PowerShares International Dividend AchieversTM Portfolio	0.40%
PowerShares NASDAQ Internet Portfolio	0.60%
PowerShares Russell 2000 Equal Weight Portfolio	0.25%
PowerShares Russell 2000 Pure Growth Portfolio	0.29%
PowerShares Russell 2000 Pure Value Portfolio	0.29%
PowerShares Russell Midcap Equal Weight Portfolio	0.25%
PowerShares Russell Midcap Pure Growth Portfolio	0.29%
PowerShares Russell Midcap Pure Value Portfolio	0.29%
PowerShares Russell Top 200 Equal Weight Portfolio	0.25%
PowerShares Russell Top 200 Pure Growth Portfolio	0.29%
PowerShares Russell Top 200 Pure Value Portfolio	0.29%
PowerShares S&P 500 BuyWrite Portfolio	0.75%
PowerShares S&P 500® Quality Portfolio	0.29%
PowerShares Water Resources Portfolio	0.50%
PowerShares WilderHill Clean Energy Portfolio	0.50%
PowerShares WilderHill Progressive Energy Portfolio	0.50%
PowerShares Zacks Micro Cap Portfolio	0.50%

The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of each Fund (except PowerShares S&P 500 BuyWrite Portfolio and PowerShares NASDAQ Internet Portfolio) pursuant to which the Adviser has agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the operating expenses of each Fund (except PowerShares S&P 500 BuyWrite Portfolio and PowerShares NASDAQ Internet Portfolio) from exceeding the percentage of its average daily net assets per year, as set forth in the chart below (each, an “Expense Cap”), at least until August 31, 2017.

Fund	Expense Cap
PowerShares Aerospace & Defense Portfolio	0.60%
PowerShares BuyBack AchieversTM Portfolio	0.60%
PowerShares CleantechTM Portfolio	0.60%
PowerShares Dividend AchieversTM Portfolio	0.50%
PowerShares DWA Basic Materials Momentum Portfolio	0.60%
PowerShares DWA Consumer Cyclicals Momentum Portfolio	0.60%
PowerShares DWA Consumer Staples Momentum Portfolio	0.60%
PowerShares DWA Energy Momentum Portfolio	0.60%
PowerShares DWA Financial Momentum Portfolio	0.60%
PowerShares DWA Healthcare Momentum Portfolio	0.60%
PowerShares DWA Industrials Momentum Portfolio	0.60%
PowerShares DWA Momentum Portfolio	0.60%
PowerShares DWA NASDAQ Momentum Portfolio	0.60%
PowerShares DWA Technology Momentum Portfolio	0.60%
PowerShares DWA Utilities Momentum Portfolio	0.60%
PowerShares Dynamic Biotechnology & Genome Portfolio	0.60%
PowerShares Dynamic Building & Construction Portfolio	0.60%
PowerShares Dynamic Energy Exploration & Production Portfolio	0.60%
PowerShares Dynamic Food & Beverage Portfolio	0.60%
PowerShares Dynamic Large Cap Growth Portfolio	0.60%

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Fund	Expense Cap
PowerShares Dynamic Large Cap Value Portfolio	0.60%
PowerShares Dynamic Leisure and Entertainment Portfolio	0.60%
PowerShares Dynamic Market Portfolio	0.60%
PowerShares Dynamic Media Portfolio	0.60%
PowerShares Dynamic Networking Portfolio	0.60%
PowerShares Dynamic Oil & Gas Services Portfolio	0.60%
PowerShares Dynamic Pharmaceuticals Portfolio	0.60%
PowerShares Dynamic Retail Portfolio	0.60%
PowerShares Dynamic Semiconductors Portfolio	0.60%
PowerShares Dynamic Software Portfolio	0.60%
PowerShares Financial Preferred Portfolio	0.60%
PowerShares FTSE RAFI US 1000 Portfolio	0.39%
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	0.39%
PowerShares Global Listed Private Equity Portfolio	0.60%
PowerShares Golden Dragon China Portfolio	0.60%
PowerShares High Yield Equity Dividend AchieversTM Portfolio	0.50%
PowerShares International Dividend AchieversTM Portfolio	0.50%
PowerShares Russell 2000 Equal Weight Portfolio	0.25%
PowerShares Russell 2000 Pure Growth Portfolio	0.39%
PowerShares Russell 2000 Pure Value Portfolio	0.39%
PowerShares Russell Midcap Equal Weight Portfolio	0.25%
PowerShares Russell Midcap Pure Growth Portfolio	0.39%
PowerShares Russell Midcap Pure Value Portfolio	0.39%
PowerShares Russell Top 200 Equal Weight Portfolio	0.25%
PowerShares Russell Top 200 Pure Growth Portfolio	0.39%
PowerShares Russell Top 200 Pure Value Portfolio	0.39%
PowerShares S&P 500® Quality Portfolio	0.29%
PowerShares Water Resources Portfolio	0.60%
PowerShares WilderHill Clean Energy Portfolio	0.60%
PowerShares WilderHill Progressive Energy Portfolio	0.60%
PowerShares Zacks Micro Cap Portfolio	0.60%

Pursuant to the Expense Agreement, certain expenses are not covered by the Expense Cap for certain Funds. Except as specified below, each Fund’s Expense Cap excludes interest expenses, sub-licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses. Sub-licensing fees are covered by the Expense Cap for each of PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio, PowerShares DWA Utilities Momentum Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio,

PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio. Sub-licensing fees and offering costs are covered by the Expense Cap for each of PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio.

The offering costs excluded from the Expense Cap for each Fund, as applicable, are: (a) initial legal fees pertaining to each Fund’s Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement provides that for each Fund (except PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio), the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date that the Adviser bore the expense, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap. In no instance will the Adviser recapture any amounts for periods when a Fund’s total expenses exceeded the expense limit in place at the time the waiver was made. For PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, the expenses borne by the Adviser are not subject to recapture by the Adviser.

Each Fund (except PowerShares S&P 500 BuyWrite Portfolio and PowerShares NASDAQ Internet Portfolio) is responsible for all of its own expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index or Underlying Intellidex, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust and extraordinary expenses.

PowerShares S&P 500 BuyWrite Portfolio and PowerShares NASDAQ Internet Portfolio each pay the Adviser an annual unitary management fee equal to 0.75% and 0.60%, respectively, of each Fund’s average daily net assets. Out of the unitary management fee, the Adviser pays substantially all expenses of PowerShares S&P 500 BuyWrite Portfolio and PowerShares NASDAQ Internet Portfolio, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, Acquired Fund Fees and Expenses, if any, and other extraordinary expenses.

The Funds may invest in money market funds that are managed by affiliates of the Adviser. The indirect portion of the management fee that the Funds incur through such investments is in addition to the Adviser’s management fee. Therefore, the Adviser has agreed voluntarily to waive the management fees that it receives in an amount equal to the indirect management fees that the Fund incurs through their respective investments in affiliated money market funds through August 31, 2018. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

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A discussion regarding the basis for the Board’s approval of the Trust’s Investment Advisory Agreement with respect to each Fund is available in the Funds’ Annual Report to Shareholders for the fiscal year ended April 30, 2016.

How to Buy and Sell Shares

Each Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.

Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on an Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd-lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of each Fund trade on the NYSE Arca (except for PowerShares FTSE RAFI US 1500 Small-Mid Portfolio and PowerShares NASDAQ Internet Portfolio, which trade on NASDAQ) under the following symbols:

Fund	Symbol
PowerShares Aerospace & Defense Portfolio	PPA
PowerShares BuyBack AchieversTM Portfolio	PKW
PowerShares CleantechTM Portfolio	PZD
PowerShares Dividend AchieversTM Portfolio	PFM
PowerShares DWA Basic Materials Momentum Portfolio	PYZ
PowerShares DWA Consumer Cyclicals Momentum Portfolio	PEZ
PowerShares DWA Consumer Staples Momentum Portfolio	PSL
PowerShares DWA Energy Momentum Portfolio	PXI
PowerShares DWA Financial Momentum Portfolio	PFI
PowerShares DWA Healthcare Momentum Portfolio	PTH
PowerShares DWA Industrials Momentum Portfolio	PRN
PowerShares DWA Momentum Portfolio	PDP
PowerShares DWA NASDAQ Momentum Portfolio	DWAQ
PowerShares DWA Technology Momentum Portfolio	PTF
PowerShares DWA Utilities Momentum Portfolio	PUI
PowerShares Dynamic Biotechnology & Genome Portfolio	PBE
PowerShares Dynamic Building & Construction Portfolio	PKB
PowerShares Dynamic Energy Exploration & Production Portfolio	PXE
PowerShares Dynamic Food & Beverage Portfolio	PBJ
PowerShares Dynamic Large Cap Growth Portfolio	PWB
PowerShares Dynamic Large Cap Value Portfolio	PWV
PowerShares Dynamic Leisure and Entertainment Portfolio	PEJ
PowerShares Dynamic Market Portfolio	PWC
PowerShares Dynamic Media Portfolio	PBS
PowerShares Dynamic Networking Portfolio	PXQ
PowerShares Dynamic Oil & Gas Services Portfolio	PXJ
PowerShares Dynamic Pharmaceuticals Portfolio	PJP

Fund	Symbol
PowerShares Dynamic Retail Portfolio	PMR
PowerShares Dynamic Semiconductors Portfolio	PSI
PowerShares Dynamic Software Portfolio	PSJ
PowerShares Financial Preferred Portfolio	PGF
PowerShares FTSE RAFI US 1000 Portfolio	PRF
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	PRFZ
PowerShares Global Listed Private Equity Portfolio	PSP
PowerShares Golden Dragon China Portfolio	PGJ
PowerShares High Yield Equity Dividend AchieversTM Portfolio	PEY
PowerShares International Dividend AchieversTM Portfolio	PID
PowerShares NASDAQ Internet Portfolio	PNQI
PowerShares Russell 2000 Equal Weight Portfolio	EQWS
PowerShares Russell 2000 Pure Growth Portfolio	PXSG
PowerShares Russell 2000 Pure Value Portfolio	PXSV
PowerShares Russell Midcap Equal Weight Portfolio	EQWM
PowerShares Russell Midcap Pure Growth Portfolio	PXMG
PowerShares Russell Midcap Pure Value Portfolio	PXMV
PowerShares Russell Top 200 Equal Weight Portfolio	EQWL
PowerShares Russell Top 200 Pure Growth Portfolio	PXLG
PowerShares Russell Top 200 Pure Value Portfolio	PXLV
PowerShares S&P 500 BuyWrite Portfolio	PBP
PowerShares S&P 500® Quality Portfolio	SPHQ
PowerShares Water Resources Portfolio	PHO
PowerShares WilderHill Clean Energy Portfolio	PBW
PowerShares WilderHill Progressive Energy Portfolio	PUW
PowerShares Zacks Micro Cap Portfolio	PZI

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of

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DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares of each Fund on the relevant Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares of the Fund and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares, and the Funds do not make any warranty as to the accuracy of the approximate value.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Funds may be purchased and redeemed directly from the Funds only in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market and does not involve the Funds directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of the Shares of the Funds. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Funds and increased transaction costs, which could negatively impact the Funds’ ability to achieve their investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, each Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds, or otherwise are not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds.

Dividends, Other Distributions and Taxes

Dividends and Other Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by each Fund, except PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares Financial Preferred Portfolio, which declare and pay dividends from net investment income, if any, monthly. Each Fund also intends to distribute its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information only. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares, and

•	You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly or monthly for each Fund, as applicable. Each Fund also may pay a special distribution at the end of a calendar year to comply with federal tax requirements and/or to minimize or eliminate federal tax liability. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in Shares (if reinvestment is available from the broker through which you purchased your Shares).

Dividends paid to you out of a Fund’s net investment income and net realized short-term capital gains, if any, are taxable as ordinary income. Although (1) a Fund’s dividends attributable to its “qualified dividend income” generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain restrictions with respect to their Shares at the lower maximum rates for long-term capital gains described in the next paragraph and (2) a portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations, each Fund does not expect to distribute a significant amount of dividends eligible for those lower rates or deduction.

PowerShares S&P 500 BuyWrite Portfolio expects that its ownership of stocks and sale of call options thereon generally will constitute “straddles” (offsetting positions with respect to personal property) under section 1092 of the Internal Revenue Code.

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Unlike certain other funds that utilize covered call strategies, based on their particular investment strategy, the Fund does not anticipate that the call options will be structured to be treated as “qualified covered call options” under that section. The straddle rules usually will terminate the Fund’s holding periods for its stocks that become part of a straddle before the long-term capital gain holding period (more than one year) has been reached, which is expected to eliminate the Fund’s ability to recognize long-term capital gains from a sale or other disposition of the stocks. The straddle rules also usually will defer recognition of realized losses and require the capitalization of certain interest expenses and carrying charges. In addition, dividends, if any, on stocks will not qualify for either the reduced tax rates applicable to “qualified dividend income” or for corporations’ dividends-received deduction.

In this regard, PowerShares S&P 500 BuyWrite Portfolio intends to make certain elections consistent with its investment policies that may minimize certain of these adverse consequences. As a result, the Fund generally will be required to mark-to-market its positions in the stocks and the call options on a daily basis and, therefore, the Fund may have to recognize gain on its investments sooner than it would if engaged in a different investment strategy. The specific rules that are expected to apply to the Fund’s investments generally will require the mark-to-market gains and losses from the stock positions to be compared with the mark-to-market gains or losses from the call options on a daily basis; to the extent that there is more gain or loss from the stock positions, the Fund will have short-term capital gain, which is generally taxed like ordinary income, or short-term capital loss; to the extent there is more gain or loss from the call options, such gain will be 60% long-term capital gain or loss and 40% short-term capital gain or loss. These rules also impose limits on the total percentage of gain for a taxable year that can be characterized as long-term capital gain and the percentage of loss for a taxable year that can be characterized as short-term capital loss. As a result, the Fund may be required to pass through more income to you in a particular year than it would if it had a different investment strategy. It is also possible that a significant portion of the income passed through to you will be ordinary. As a result of this, and the Fund’s inability to generate distributions eligible for the reduced rates applicable to “qualified dividend income” or eligible for the dividends-received deduction, an investor may be subject to significantly greater amounts of tax as a result of the investment than would apply to an investment in a fund engaged in a different investment strategy. You should consider whether an investment in the Fund should be made in a taxable account or whether it is best suited for a tax-deferred entity or tax-exempt retirement account.

Distributions to you of long-term net capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares. Those gains generally are subject to federal income tax for individual shareholders at the maximum rates of 15% (20% for certain high income taxpayers).

Distributions to you in excess of a Fund’s current and accumulated earnings and profits, if any, are treated as a tax-free return of capital to the extent of your basis in your Shares and as capital gain thereafter. A distribution will reduce a Fund’s NAV per Share and may be taxable to you (as ordinary income or long-term capital gain) even though, from an investment standpoint, the distribution constitutes a partial return of capital.

By law, a Fund is required to withhold 28% of distributions otherwise payable to you if you are an individual shareholder and have not provided a correct social security number or other taxpayer identification number or are otherwise subject to backup withholding.

Taxes on Share Sales

Any capital gain or loss you realize upon a sale of Shares generally is treated as long-term capital gain or loss if you held the Shares for more than one year and as short-term capital gain or loss if you held the Shares for one year or less. Your ability to deduct capital losses realized on a sale of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP that exchanges securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Unit and the sum of the AP’s aggregate basis in the securities surrendered plus any cash component paid. An AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP’s basis in the Creation Unit and the aggregate market value of the securities received plus or minus an amount, if any, equal to the difference between the NAV of the redeemed Shares, as next determined after receipt of a request in proper form, and the value of those securities. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP’s economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.

Any capital gain or loss realized upon redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at the price thereof.

Foreign Income Taxes

If more than 50% of a Fund’s assets at the close of its taxable year, by value, consists of stock and securities of foreign corporations, that Fund may elect to pass its credits for foreign income taxes through to its shareholders for a taxable year. If a Fund makes this election, each shareholder will be treated as having paid a proportionate share of the Fund’s foreign income taxes, but the shareholder must include an equal amount in gross income. For more information, please see the section “Taxes” in the SAI.

The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Funds. It is not a substitute for

246

personal tax advice. You also may be subject to state, local and/or foreign tax on a Fund’s distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Funds’ Shares under all applicable tax laws.

Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon (“BNYM”) calculates each Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than trade date plus one day. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security is primarily traded. The NAV for each Fund will be disseminated daily on each day the NYSE is open. If a security’s market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security’s fair value in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the

Fund’s Underlying Intellidex or Underlying Index, as applicable. This may adversely affect a Fund’s ability to track its Underlying Intellidex or Underlying Index.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

Stradley Ronon Stevens & Young LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 1250 Connecticut Avenue, N.W., Suite 500, Washington, D.C. 20036, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, IL 60606, serves as the Funds’ independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of each Fund and performs other related audit services.

Financial Highlights

The financial highlights tables below are intended to help you understand each Fund’s financial performance for the past five fiscal years, or if shorter, for the period since a Fund’s inception. Certain information reflects financial results for a single Share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Funds’ financial statements, which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report for the fiscal year ended April 30, 2016, which is available upon request.

247

PowerShares Aerospace & Defense Portfolio (PPA)

	Year Ended April 30,
	2016		2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$35.73		$32.16	$23.22	$19.99	$20.57
Net investment income(a)	0.53	(b)	0.32	0.33	0.44	0.21
Net realized and unrealized gain (loss) on investments	0.67		3.52	9.00	3.22	(0.60)
Total from investment operations	1.20		3.84	9.33	3.66	(0.39)
Distributions to shareholders from:
Net investment income	(0.50)		(0.27)	(0.39)	(0.43)	(0.19)
Net asset value at end of year	$36.43		$35.73	$32.16	$23.22	$19.99
Market price at end of year(c)	$36.42		$35.71	$32.15	$23.20	$19.98
Net Asset Value Total Return(d)	3.43%		11.99%	40.52%	18.69%	(1.82)%
Market Price Total Return(d)	3.46%		11.96%	40.59%	18.65%	(1.87)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$298,735		$262,613	$98,086	$47,607	$54,967
Ratio to average net assets of:
Expenses, after Waivers	0.64%		0.66%	0.66%	0.66%	0.66%
Expenses, prior to Waivers	0.64%		0.66%	0.69%	0.74%	0.76%
Net investment income, after Waivers	1.50	%(b)	0.94%	1.13%	2.18%	1.09%
Portfolio turnover rate(e)	16%		13%	8%	17%	25%

(a)	Based on average shares outstanding.
(b)

Net Investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.33 and 0.93%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares BuyBack AchieversTM Portfolio (PKW)

	Year Ended April 30,
	2016		2015		2014		2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$48.78		$43.42		$34.60		$29.40	$27.27
Net investment income(a)	0.56		0.51		0.39		0.37	0.27
Net realized and unrealized gain (loss) on investments	(3.08)		5.38		8.70		5.18	2.12
Total from investment operations	(2.52)		5.89		9.09		5.55	2.39
Distributions to shareholders from:
Net investment income	(0.59)		(0.53)		(0.27)		(0.35)	(0.26)
Net asset value at end of year	$45.67		$48.78		$43.42		$34.60	$29.40
Market price at end of year(b)	$45.65		$48.77		$43.42		$34.61	$29.40
Net Asset Value Total Return(c)	(5.18)%		13.63%		26.36%		19.08%	8.91%
Market Price Total Return(c)	(5.20)%		13.61%		26.32%		19.11%	8.91%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,639,434		$2,970,924		$2,905,121		$418,621	$139,641
Ratio to average net assets of:
Expenses, after Waivers	0.63	%(d)	0.63	%(d)	0.66	%(d)	0.70%	0.71%
Expenses, prior to Waivers	0.63	%(d)	0.63	%(d)	0.66	%(d)	0.70%	0.79%
Net investment income, after Waivers	1.21%		1.09%		0.95%		1.21%	1.00%
Portfolio turnover rate(e)	53%		68%		92%		80%	32%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

248

PowerShares CleantechTM Portfolio (PZD)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$30.60	$31.90	$25.47	$23.06	$30.10
Net investment income(a)	0.22	0.27	0.17	0.26	0.24
Net realized and unrealized gain (loss) on investments	(0.18)	(1.33)	6.53	2.37	(7.07)
Total from investment operations	0.04	(1.06)	6.70	2.63	(6.83)
Distributions to shareholders from:
Net investment income	(0.23)	(0.24)	(0.27)	(0.22)	(0.21)
Net asset value at end of year	$30.41	$30.60	$31.90	$25.47	$23.06
Market price at end of year(b)	$30.29	$30.54	$31.92	$25.36	$22.98
Net Asset Value Total Return(c)	0.15%	(3.36)%	26.52%	11.59%	(22.65)%
Market Price Total Return(c)	(0.05)%	(3.61)%	27.15%	11.50%	(22.87)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$71,466	$76,512	$84,535	$71,314	$100,305
Ratio to average net assets of:
Expenses, after Waivers	0.67%	0.67%	0.67%	0.67%	0.67%
Expenses, prior to Waivers	0.73%	0.72%	0.72%	0.76%	0.74%
Net investment income, after Waivers	0.76%	0.89%	0.58%	1.16%	0.97%
Portfolio turnover rate(d)	25%	22%	24%	22%	27%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dividend AchieversTM Portfolio (PFM)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$21.42	$20.50	$18.33	$15.81	$15.29
Net investment income(a)	0.49	0.44	0.39	0.38	0.34
Net realized and unrealized gain on investments	0.33	0.90	2.16	2.52	0.51
Total from investment operations	0.82	1.34	2.55	2.90	0.85
Distributions to shareholders from:
Net investment income	(0.49)	(0.42)	(0.38)	(0.38)	(0.33)
Net asset value at end of year	$21.75	$21.42	$20.50	$18.33	$15.81
Market price at end of year(b)	$21.75	$21.40	$20.50	$18.32	$15.80
Net Asset Value Total Return(c)	3.98%	6.54%	14.11%	18.67%	5.78%
Market Price Total Return(c)	4.08%	6.44%	14.17%	18.68%	5.71%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$287,052	$343,819	$351,557	$296,928	$252,988
Ratio to average net assets of:
Expenses, after Waivers	0.55%	0.55%	0.55%	0.58%	0.60%
Expenses, prior to Waivers	0.55%	0.55%	0.55%	0.58%	0.60%
Net investment income, after Waivers	2.35%	2.07%	2.05%	2.28%	2.28%
Portfolio turnover rate(d)	7%	20%	21%	18%	20%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

249

PowerShares DWA Basic Materials Momentum Portfolio (PYZ)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$53.85	$52.33	$43.38	$38.24	$40.66
Net investment income(a)	0.58	0.43	0.51	0.63	0.47
Net realized and unrealized gain (loss) on investments	0.59	1.57	8.95	5.16	(2.46)
Total from investment operations	1.17	2.00	9.46	5.79	(1.99)
Distributions to shareholders from:
Net investment income	(0.67)	(0.48)	(0.51)	(0.65)	(0.43)
Net asset value at end of year	$54.35	$53.85	$52.33	$43.38	$38.24
Market price at end of year(b)	$54.38	$53.80	$52.31	$43.29	$38.20
Net Asset Value Total Return(c)	2.32%	3.82%	21.97%	15.37%	(4.76)%
Market Price Total Return(c)	2.47%	3.77%	22.18%	15.26%	(4.88)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$168,497	$78,082	$94,190	$80,253	$66,924
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.64%	0.65%	0.65%
Expenses, prior to Waivers	0.69%	0.69%	0.68%	0.72%	0.76%
Net investment income, after Waivers	1.17%	0.79%	1.08%	1.59%	1.33%
Portfolio turnover rate(d)	96%	80%	158%	63%	78%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$45.93	$39.79	$34.19	$29.90	$27.54
Net investment income(a)	0.17	0.27	0.17	0.39	0.18
Net realized and unrealized gain (loss) on investments	(3.71)	6.06	5.63	4.24	2.37
Total from investment operations	(3.54)	6.33	5.80	4.63	2.55
Distributions to shareholders from:
Net investment income	(0.13)	(0.19)	(0.20)	(0.34)	(0.19)
Net asset value at end of year	$42.26	$45.93	$39.79	$34.19	$29.90
Market price at end of year(b)	$42.25	$45.93	$39.74	$34.16	$29.89
Net Asset Value Total Return(c)	(7.73)%	15.91%	16.97%	15.67%	9.41%
Market Price Total Return(c)	(7.76)%	16.06%	16.93%	15.60%	9.41%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$92,964	$96,463	$45,754	$23,933	$19,437
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.64%	0.65%	0.65%
Expenses, prior to Waivers	0.71%	0.81%	0.91%	0.93%	1.19%
Net investment income, after Waivers	0.39%	0.63%	0.42%	1.29%	0.69%
Portfolio turnover rate(d)	139%	114%	236%	130%	88%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

250

PowerShares DWA Consumer Staples Momentum Portfolio (PSL)

	Year Ended April 30,
	2016	2015		2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$51.43	$43.04		$39.69	$32.61	$31.36
Net investment income(a)	0.43	0.76	(b)	0.66	0.66	0.48
Net realized and unrealized gain on investments	4.54	8.37		3.26	7.13	1.22
Total from investment operations	4.97	9.13		3.92	7.79	1.70
Distributions to shareholders from:
Net investment income	(0.35)	(0.74)		(0.57)	(0.71)	(0.45)
Net asset value at end of year	$56.05	$51.43		$43.04	$39.69	$32.61
Market price at end of year(c)	$56.05	$51.43		$43.03	$39.67	$32.60
Net Asset Value Total Return(d)	9.67%	21.28%		9.93%	24.29%	5.53%
Market Price Total Return(d)	9.67%	21.31%		9.97%	24.27%	5.47%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$297,070	$97,713		$38,738	$37,708	$39,131
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%		0.64%	0.65%	0.65%
Expenses, prior to Waivers	0.69%	0.78%		0.79%	0.82%	0.89%
Net investment income, after Waivers	0.76%	1.54	%(b)	1.56%	1.94%	1.54%
Portfolio turnover rate(e)	113%	83%		175%	57%	35%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received of $5.77 per share owned of Pilgrim’s Pride Corp. on January 28, 2015. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.28 and 0.55%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares DWA Energy Momentum Portfolio (PXI)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$49.51	$60.41	$48.39	$40.45	$44.63
Net investment income(a)	0.51	0.53	0.34	0.47	0.21
Net realized and unrealized gain (loss) on investments	(11.39)	(10.82)	12.01	8.13	(4.15)
Total from investment operations	(10.88)	(10.29)	12.35	8.60	(3.94)
Distributions to shareholders from:
Net investment income	(0.66)	(0.61)	(0.33)	(0.66)	(0.24)
Net asset value at end of year	$37.97	$49.51	$60.41	$48.39	$40.45
Market price at end of year(b)	$37.95	$49.51	$60.37	$48.36	$40.47
Net Asset Value Total Return(c)	(22.01)%	(17.08)%	25.66%	21.48%	(8.79)%
Market Price Total Return(c)	(22.05)%	(17.02)%	25.66%	21.35%	(8.78)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$125,286	$183,178	$214,441	$137,916	$141,562
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.64%	0.66%	0.65%
Expenses, prior to Waivers	0.76%	0.74%	0.64%	0.69%	0.66%
Net investment income, after Waivers	1.32%	0.97%	0.65%	1.10%	0.54%
Portfolio turnover rate(d)	119%	109%	198%	80%	107%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

251

PowerShares DWA Financial Momentum Portfolio (PFI)

	Year Ended April 30,
	2016	2015		2014		2013		2012
Per Share Operating Performance:
Net asset value at beginning of year	$30.76	$27.82		$23.92		$20.08		$20.45
Net investment income(a)	0.42	0.37		0.32		0.35		0.25
Net realized and unrealized gain (loss) on investments	(1.37)	2.92		3.93		3.83		(0.42)
Total from investment operations	(0.95)	3.29		4.25		4.18		(0.17)
Distributions to shareholders from:
Net investment income	(0.39)	(0.35)		(0.35)		(0.34)		(0.20)
Net asset value at end of year	$29.42	$30.76		$27.82		$23.92		$20.08
Market price at end of year(b)	$29.43	$30.76		$27.79		$23.90		$20.07
Net Asset Value Total Return(c)	(3.11)%	11.84%		17.89%		21.07%		(0.66)%
Market Price Total Return(c)	(3.08)%	11.96%		17.86%		21.03%		(0.66)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$29,418	$38,447		$36,167		$20,330		$18,071
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60	%(d)	0.64	%(d)	0.66	%(d)	0.65	%(d)
Expenses, prior to Waivers	0.84%	0.85	%(d)	0.91	%(d)	1.10	%(d)	1.21	%(d)
Net investment income, after Waivers	1.38%	1.24%		1.20%		1.66%		1.33%
Portfolio turnover rate(e)	119%	115%		232%		118%		102%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares DWA Healthcare Momentum Portfolio (PTH)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$57.68	$45.34	$38.76	$32.29	$31.41
Net investment income (loss)(a)	(0.27)	(0.20)	0.00 (b)	0.43	0.02
Net realized and unrealized gain (loss) on investments	(13.10)	12.54	6.73	6.39	0.86
Total from investment operations	(13.37)	12.34	6.73	6.82	0.88
Distributions to shareholders from:
Net investment income	—	—	(0.15)	(0.35)	—
Net asset value at end of year	$44.31	$57.68	$45.34	$38.76	$32.29
Market price at end of year(c)	$44.28	$57.64	$45.34	$38.69	$32.30
Net Asset Value Total Return(d)	(23.18)%	27.22%	17.41%	21.31%	2.80%
Market Price Total Return(d)	(23.18)%	27.13%	17.62%	21.06%	2.74%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$75,332	$178,802	$106,560	$60,071	$37,134
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.64%	0.65%	0.65%
Expenses, prior to Waivers	0.70%	0.68%	0.68%	0.74%	0.82%
Net investment income (loss), after Waivers	(0.48)%	(0.38)%	0.01%	1.26%	0.05%
Portfolio turnover rate(e)	200%	151%	278%	93%	99%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

252

PowerShares DWA Industrials Momentum Portfolio (PRN)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$46.84	$46.47	$36.74	$30.02	$32.47
Net investment income(a)	0.22	0.17	0.19	0.52	0.22
Net realized and unrealized gain (loss) on investments	(1.73)	0.35	9.72	6.89	(2.48)
Total from investment operations	(1.51)	0.52	9.91	7.41	(2.26)
Distributions to shareholders from:
Net investment income	(0.20)	(0.15)	(0.18)	(0.65)	(0.19)
Return of capital	—	—	—	(0.04)	—
Total distributions	(0.20)	(0.15)	(0.18)	(0.69)	(0.19)
Net asset value at end of year	$45.13	$46.84	$46.47	$36.74	$30.02
Market price at end of year(b)	$45.13	$46.85	$46.43	$36.72	$30.00
Net Asset Value Total Return(c)	(3.24)%	1.12%	27.01%	25.18%	(6.91)%
Market Price Total Return(c)	(3.26)%	1.23%	26.97%	25.19%	(7.00)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$42,876	$112,414	$169,622	$38,573	$30,017
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.63%	0.65%	0.65%
Expenses, prior to Waivers	0.65%	0.64%	0.66%	0.92%	0.80%
Net investment income, after Waivers	0.48%	0.36%	0.43%	1.65%	0.77%
Portfolio turnover rate(d)	122%	121%	285%	116%	129%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares DWA Momentum Portfolio (PDP)

	Year Ended April 30,
	2016	2015		2014		2013		2012
Per Share Operating Performance:
Net asset value at beginning of year	$42.44	$36.96		$31.77		$27.86		$26.52
Net investment income(a)	0.12	0.16		0.06		0.23		0.07
Net realized and unrealized gain (loss) on investments	(1.94)	5.43		5.23		3.92		1.31
Total from investment operations	(1.82)	5.59		5.29		4.15		1.38
Distributions to shareholders from:
Net investment income	(0.11)	(0.11)		(0.10)		(0.24)		(0.04)
Net asset value at end of year	$40.51	$42.44		$36.96		$31.77		$27.86
Market price at end of year(b)	$40.50	$42.43		$36.93		$31.76		$27.86
Net Asset Value Total Return(c)	(4.29)%	15.13%		16.71%		15.02%		5.22%
Market Price Total Return(c)	(4.29)%	15.19%		16.65%		14.98%		5.15%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,438,022	$1,871,780		$1,260,444		$876,929		$571,078
Ratio to average net assets of:
Expenses, after Waivers	0.64%	0.63	%(d)	0.64	%(d)	0.67	%(d)	0.65%
Expenses, prior to Waivers	0.64%	0.63	%(d)	0.64	%(d)	0.67	%(d)	0.65%
Net investment income, after Waivers	0.29%	0.39%		0.17%		0.82%		0.29%
Portfolio turnover rate(e)	100%	73%		75%		66%		96%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

253

PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)

	Year Ended April 30,
	2016	2015	2014		2013		2012
Per Share Operating Performance:
Net asset value at beginning of year	$75.06	$64.34	$55.40		$51.32		$53.76
Net investment income (loss)(a)	(0.06)	0.06	0.21		0.71	(b)	0.10
Net realized and unrealized gain (loss) on investments	(5.11)	10.66	9.00		4.18		(2.50)
Total from investment operations	(5.17)	10.72	9.21		4.89		(2.40)
Distributions to shareholders from:
Net investment income	(0.05)	—	(0.27)		(0.81)		(0.04)
Return of capital	(0.01)	—	—		—		—
Total distributions	(0.06)	—	(0.27)		(0.81)		(0.04)
Net asset value at end of year	$69.83	$75.06	$64.34		$55.40		$51.32
Market price at end of year(c)	$69.82	$75.10	$64.32		$55.32		$51.30
Net Asset Value Total Return(d)	(6.90)%	16.66%	16.64%		9.75%		(4.46)%
Market Price Total Return(d)	(6.96)%	16.76%	16.77%		9.63%		(4.48)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$34,913	$30,023	$25,734		$22,160		$28,224
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60	%(e)	0.60%		0.60%
Expenses, prior to Waivers	0.81%	0.96%	0.91	%(e)	0.95%		0.93%
Net investment income (loss), after Waivers	(0.09)%	0.09%	0.32%		1.42	%(b)	0.22%
Portfolio turnover rate(f)	118%	154%	296%		118%		99%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $4 per share owned of Warner Chilcott PLC on August 29, 2012. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.43 and 0.87%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares DWA Technology Momentum Portfolio (PTF)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$40.37	$32.44	$29.14	$27.29	$27.66
Net investment income (loss)(a)	(0.01)	0.17	0.04	0.17	0.01
Net realized and unrealized gain (loss) on investments	(4.20)	8.02	3.32	1.88	(0.38)
Total from investment operations	(4.21)	8.19	3.36	2.05	(0.37)
Distributions to shareholders from:
Net investment income	—	(0.26)	(0.06)	(0.20)	—
Net asset value at end of year	$36.16	$40.37	$32.44	$29.14	$27.29
Market price at end of year(b)	$36.16	$40.36	$32.45	$29.06	$27.28
Net Asset Value Total Return(c)	(10.43)%	25.29%	11.52%	7.59%	(1.34)%
Market Price Total Return(c)	(10.41)%	25.22%	11.86%	7.34%	(1.34)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$182,623	$64,588	$53,525	$32,053	$31,387
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.64%	0.65%	0.65%
Expenses, prior to Waivers	0.70%	0.77%	0.80%	0.89%	0.94%
Net investment income (loss), after Waivers	(0.03)%	0.46%	0.13%	0.63%	0.03%
Portfolio turnover rate(d)	159%	157%	263%	95%	108%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

254

PowerShares DWA Utilities Momentum Portfolio (PUI)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$22.51	$22.49	$19.82	$16.69	$17.12
Net investment income(a)	0.64	0.57	0.47	0.45	0.41
Net realized and unrealized gain (loss) on investments	2.60	(0.01)	2.68	3.14	(0.38)
Total from investment operations	3.24	0.56	3.15	3.59	0.03
Distributions to shareholders from:
Net investment income	(0.63)	(0.54)	(0.48)	(0.46)	(0.46)
Net asset value at end of year	$25.12	$22.51	$22.49	$19.82	$16.69
Market price at end of year(b)	$25.10	$22.50	$22.47	$19.79	$16.66
Net Asset Value Total Return(c)	14.86%	2.48%	16.27%	21.90%	0.26%
Market Price Total Return(c)	14.81%	2.53%	16.35%	21.94%	0.02%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$200,953	$34,893	$41,601	$42,604	$43,393
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.74%	0.80%	0.77%	0.81%	0.77%
Net investment income, after Waivers	2.74%	2.49%	2.31%	2.54%	2.45%
Portfolio turnover rate(d)	91%	47%	131%	48%	71%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$52.98	$39.71	$28.26	$22.26	$23.14
Net investment income (loss)(a)	0.50	0.34	0.03	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	(13.56)	13.21	11.42	6.05	(0.84)
Total from investment operations	(13.06)	13.55	11.45	6.00	(0.88)
Distributions to shareholders from:
Net investment income	(0.57)	(0.28)	—	—	—
Net asset value at end of year	$39.35	$52.98	$39.71	$28.26	$22.26
Market price at end of year(b)	$39.35	$52.95	$39.68	$28.27	$22.21
Net Asset Value Total Return:(c)	(24.92)%	34.25%	40.52%	26.96%	(3.80)%
Market Price Total Return(c)	(24.88)%	34.28%	40.36%	27.29%	(4.18)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$267,584	$511,262	$361,320	$155,453	$136,903
Ratio to average net assets of:
Expenses, after Waivers	0.58%	0.57%	0.59%	0.63%	0.63%
Expenses, prior to Waivers	0.58%	0.57%	0.59%	0.63%	0.64%
Net investment income (loss), after Waivers	1.00%	0.69%	0.09%	(0.20)%	(0.21)%
Portfolio turnover rate(d)	74%	95%	64%	53%	53%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

255

PowerShares Dynamic Building & Construction Portfolio (PKB)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$22.99	$22.09	$19.65	$14.23	$14.11
Net investment income(a)	0.04	0.03	0.00 (b)	0.07	0.02
Net realized and unrealized gain on investments	2.08	0.89	2.44	5.44	0.12
Total from investment operations	2.12	0.92	2.44	5.51	0.14
Distributions to shareholders from:
Net investment income	(0.03)	(0.02)	—	(0.09)	(0.02)
Net asset value at end of year	$25.08	$22.99	$22.09	$19.65	$14.23
Market price at end of year(c)	$25.08	$22.98	$22.10	$19.63	$14.20
Net Asset Value Total Return:(d)	9.21%	4.17%	12.42%	38.85%	0.99%
Market Price Total Return(d)	9.26%	4.08%	12.58%	39.01%	0.92%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$60,201	$55,177	$123,688	$104,121	$30,600
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.68%	0.65%	0.63%	0.69%	1.01%
Net investment income, after Waivers	0.18%	0.15%	0.01%	0.44%	0.12%
Portfolio turnover rate(e)	90%	96%	117%	95%	72%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$31.78	$37.76	$30.27	$24.58	$27.67
Net investment income(a)	0.51	0.39	0.48	0.53	0.19
Net realized and unrealized gain (loss) on investments	(9.04)	(5.84)	7.55	5.81	(2.94)
Total from investment operations	(8.53)	(5.45)	8.03	6.34	(2.75)
Distributions to shareholders from:
Net investment income	(0.62)	(0.53)	(0.54)	(0.65)	(0.34)
Net asset value at end of year	$22.63	$31.78	$37.76	$30.27	$24.58
Market price at end of year(b)	$22.63	$31.77	$37.76	$30.23	$24.57
Net Asset Value Total Return:(c)	(26.93)%	(14.51)%	26.93%	26.14%	(9.86)%
Market Price Total Return(c)	(26.91)%	(14.54)%	27.10%	26.03%	(9.83)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$74,682	$117,593	$130,273	$104,427	$67,592
Ratio to average net assets of:
Expenses, after Waivers	0.65%	0.64%	0.64%	0.65%	0.65%
Expenses, prior to Waivers	0.67%	0.64%	0.64%	0.69%	0.73%
Net investment income, after Waivers	2.09%	1.20%	1.46%	1.97%	0.81%
Portfolio turnover rate(d)	134%	140%	96%	80%	94%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

256

PowerShares Dynamic Food & Beverage Portfolio (PBJ)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$31.45	$26.98	$23.62	$19.77	$19.76
Net investment income(a)	0.39	0.31	0.38	0.26	0.22
Net realized and unrealized gain (loss) on investments	0.88	4.58	3.19	3.92	(0.03)
Total from investment operations	1.27	4.89	3.57	4.18	0.19
Distributions to shareholders from:
Net investment income	(0.41)	(0.42)	(0.21)	(0.33)	(0.18)
Net asset value at end of year	$32.31	$31.45	$26.98	$23.62	$19.77
Market price at end of year(b)	$32.30	$31.43	$26.99	$23.61	$19.77
Net Asset Value Total Return:(c)	4.06%	18.25%	15.16%	21.45%	1.02%
Market Price Total Return(c)	4.10%	18.13%	15.25%	21.40%	0.77%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$300,455	$265,721	$434,371	$236,226	$169,039
Ratio to average net assets of:
Expenses, after Waivers	0.58%	0.58%	0.61%	0.63%	0.63%
Expenses, prior to Waivers	0.58%	0.58%	0.61%	0.63%	0.64%
Net investment income, after Waivers	1.21%	1.05%	1.47%	1.28%	1.13%
Portfolio turnover rate(d)	109%	124%	145%	92%	134%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Large Cap Growth Portfolio (PWB)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$30.19	$25.62	$21.29	$18.73	$17.63
Net investment income(a)	0.19	0.18	0.10	0.21	0.15
Net realized and unrealized gain on investments	0.62	4.56	4.34	2.55	1.09
Total from investment operations	0.81	4.74	4.44	2.76	1.24
Distributions to shareholders from:
Net investment income	(0.18)	(0.17)	(0.11)	(0.20)	(0.14)
Net asset value at end of year	$30.82	$30.19	$25.62	$21.29	$18.73
Market price at end of year(b)	$30.81	$30.17	$25.62	$21.28	$18.72
Net Asset Value Total Return(c)	2.70%	18.52%	20.91%	14.91%	7.18%
Market Price Total Return(c)	2.73%	18.44%	20.96%	14.92%	7.12%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$443,752	$327,579	$285,675	$212,897	$191,013
Ratio to average net assets of:
Expenses, after Waivers	0.57%	0.58%	0.58%	0.59%	0.61%
Expenses, prior to Waivers	0.57%	0.58%	0.58%	0.59%	0.62%
Net investment income, after Waivers	0.64%	0.63%	0.43%	1.08%	0.89%
Portfolio turnover rate(d)	97%	143%	123%	47%	64%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

257

PowerShares Dynamic Large Cap Value Portfolio (PWV)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$31.43	$29.51	$25.21	$20.73	$20.35
Net investment income(a)	0.73	0.64	0.55	0.52	0.46
Net realized and unrealized gain (loss) on investments	(1.43)	1.88	4.30	4.48	0.38
Total from investment operations	(0.70)	2.52	4.85	5.00	0.84
Distributions to shareholders from:
Net investment income	(0.72)	(0.60)	(0.55)	(0.52)	(0.46)
Net asset value at end of year	$30.01	$31.43	$29.51	$25.21	$20.73
Market price at end of year(b)	$30.00	$31.42	$29.49	$25.22	$20.71
Net Asset Value Total Return(c)	(2.17)%	8.56%	19.48%	24.55%	4.34%
Market Price Total Return(c)	(2.18)%	8.60%	19.35%	24.72%	4.20%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$975,299	$1,087,343	$801,088	$574,825	$419,740
Ratio to average net assets of:
Expenses, after Waivers	0.57%	0.57%	0.57%	0.59%	0.59%
Expenses, prior to Waivers	0.57%	0.57%	0.57%	0.59%	0.59%
Net investment income, after Waivers	2.44%	2.10%	2.04%	2.36%	2.39%
Portfolio turnover rate(d)	98%	82%	103%	58%	41%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$36.40	$32.35	$27.23	$22.18	$19.34
Net investment income(a)	0.11	0.31	0.15	0.12	0.15
Net realized and unrealized gain (loss) on investments	(0.74)	4.04	5.10	5.09	2.82
Total from investment operations	(0.63)	4.35	5.25	5.21	2.97
Distributions to shareholders from:
Net investment income	(0.08)	(0.30)	(0.13)	(0.16)	(0.13)
Net asset value at end of year	$35.69	$36.40	$32.35	$27.23	$22.18
Market price at end of year(b)	$35.68	$36.39	$32.34	$27.21	$22.20
Net Asset Value Total Return:(c)	(1.73)%	13.47%	19.29%	23.67%	15.49%
Market Price Total Return(c)	(1.73)%	13.47%	19.34%	23.47%	15.59%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$142,754	$192,940	$177,930	$85,765	$57,679
Ratio to average net assets of:
Expenses, after Waivers	0.61%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.61%	0.63%	0.63%	0.69%	0.80%
Net investment income, after Waivers	0.29%	0.88%	0.48%	0.52%	0.80%
Portfolio turnover rate(d)	136%	187%	171%	93%	90%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

258

PowerShares Dynamic Market Portfolio (PWC)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$73.46	$70.27	$56.26	$46.78	$48.26
Net investment income(a)	0.82	0.68	0.60	0.82	0.44
Net realized and unrealized gain (loss) on investments	(1.91)	3.25	13.99	9.51	(1.52)
Total from investment operations	(1.09)	3.93	14.59	10.33	(1.08)
Distributions to shareholders from:
Net investment income	(0.81)	(0.74)	(0.58)	(0.85)	(0.40)
Net asset value at end of year	$71.56	$73.46	$70.27	$56.26	$46.78
Market price at end of year(b)	$71.55	$73.40	$70.27	$56.23	$46.75
Net Asset Value Total Return(c)	(1.50)%	5.58%	26.09%	22.39%	(2.12)%
Market Price Total Return(c)	(1.43)%	5.49%	26.15%	22.40%	(2.14)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$143,122	$168,950	$186,219	$140,658	$128,644
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.59%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.60%	0.59%	0.60%	0.60%	0.62%
Net investment income, after Waivers	1.13%	0.93%	0.94%	1.68%	1.00%
Portfolio turnover rate(d)	231%	237%	244%	166%	133%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Media Portfolio (PBS)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$26.73	$23.81	$20.11	$14.84	$15.61
Net investment income(a)	0.07	0.21	0.09	0.12	0.08
Net realized and unrealized gain (loss) on investments	(1.45)	2.89	3.70	5.28	(0.76)
Total from investment operations	(1.38)	3.10	3.79	5.40	(0.68)
Distributions to shareholders from:
Net investment income	(0.22)	(0.18)	(0.09)	(0.13)	(0.09)
Net asset value at end of year	$25.13	$26.73	$23.81	$20.11	$14.84
Market price at end of year(b)	$25.12	$26.72	$23.79	$20.10	$14.84
Net Asset Value Total Return:(c)	(5.18)%	13.04%	18.87%	36.62%	(4.33)%
Market Price Total Return(c)	(5.18)%	13.09%	18.83%	36.55%	(4.33)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$90,461	$145,668	$171,430	$150,788	$137,975
Ratio to average net assets of:
Expenses, after Waivers	0.61%	0.59%	0.62%	0.63%	0.63%
Expenses, prior to Waivers	0.61%	0.59%	0.62%	0.63%	0.65%
Net investment income, after Waivers	0.26%	0.84%	0.38%	0.71%	0.60%
Portfolio turnover rate(d)	124%	131%	120%	70%	89%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

259

PowerShares Dynamic Networking Portfolio (PXQ)

	Year Ended April 30,
	2016	2015	2014	2013		2012
Per Share Operating Performance:
Net asset value at beginning of year	$36.65	$31.20	$25.00	$27.71		$29.20
Net investment income (loss)(a)	0.15	(0.01)	(0.04)	0.20	(b)	(0.06)
Net realized and unrealized gain (loss) on investments	(3.15)	5.46	6.44	(2.85)		(1.43)
Total from investment operations	(3.00)	5.45	6.40	(2.65)		(1.49)
Distributions to shareholders from:
Net investment income	—	—	(0.20)	(0.06)		—
Net asset value at end of year	$33.65	$36.65	$31.20	$25.00		$27.71
Market price at end of year(c)	$33.65	$36.64	$31.19	$24.97		$27.68
Net Asset Value Total Return:(d)	(8.19)%	17.47%	25.69%	(9.57)%		(5.10)%
Market Price Total Return(d)	(8.16)%	17.48%	25.80%	(9.58)%		(5.20)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$20,189	$27,485	$29,643	$30,000		$81,739
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.64%		0.63%
Expenses, prior to Waivers	0.88%	0.85%	0.82%	0.75%		0.67%
Net investment income (loss), after Waivers	0.42%	(0.02)%	(0.12)%	0.81	%(b)	(0.22)%
Portfolio turnover rate(e)	87%	74%	69%	68%		84%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1 per share owned of Tellabs, Inc. on December 24, 2012. Net investment loss per share and the ratio of net investment loss to average net assets excluding the special dividend are $(0.01) and (0.05)%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)

	Year Ended April 30,
	2016	2015	2014		2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$18.91	$28.01	$22.49		$20.48	$26.38
Net investment income (loss)(a)	0.20	0.22	0.08		0.04	(0.01)
Net realized and unrealized gain (loss) on investments	(5.69)	(9.07)	5.53	(b)	2.00	(5.89)
Total from investment operations	(5.49)	(8.85)	5.61		2.04	(5.90)
Distributions to shareholders from:
Net investment income	(0.22)	(0.25)	(0.09)		(0.03)	(0.00	)(c)
Net asset value at end of year	$13.20	$18.91	$28.01		$22.49	$20.48
Market price at end of year(d)	$13.19	$18.92	$28.00		$22.49	$20.48
Net Asset Value Total Return:(e)	(29.06)%	(31.67)%	24.98	%(b)	9.95%	(22.36)%
Market Price Total Return(e)	(29.15)%	(31.61)%	24.94%		9.95%	(22.36)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$45,534	$72,786	$135,849		$116,973	$147,485
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.61%		0.62%	0.63%
Expenses, prior to Waivers	0.72%	0.64%	0.61%		0.62%	0.63%
Net investment income (loss), after Waivers	1.46%	0.96%	0.31%		0.18%	(0.03)%
Portfolio turnover rate(f)	89%	79%	259	%(b)	68%	70%

(a)	Based on average shares outstanding.
(b)

Amount includes the effect of the Adviser pay-in for an economic loss of $0.43 per share. Had the pay-in not been made, the net asset value total return would have been 23.06%. In addition, the portfolio turnover calculation includes the value of securities purchased and sold related to this transaction.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

260

PowerShares Dynamic Pharmaceuticals Portfolio (PJP)

	Year Ended April 30,
	2016	2015	2014	2013		2012
Per Share Operating Performance:
Net asset value at beginning of year	$74.40	$57.65	$40.72	$32.00		$26.15
Net investment income(a)	0.41	0.32	0.26	0.54	(b)	0.22
Net realized and unrealized gain (loss) on investments	(8.81)	18.42	16.90	8.72		5.83
Total from investment operations	(8.40)	18.74	17.16	9.26		6.05
Distributions to shareholders from:
Net investment income	(0.39)	(0.34)	(0.23)	(0.54)		(0.20)
Net realized gains	(3.45)	(1.65)	—	—		—
Total distributions	(3.84)	(1.99)	(0.23)	(0.54)		(0.20)
Net asset value at end of year	$62.16	$74.40	$57.65	$40.72		$32.00
Market price at end of year(c)	$62.14	$74.35	$57.60	$40.72		$31.99
Net Asset Value Total Return:(d)	(11.86)%	32.95%	42.27%	29.25%		23.29%
Market Price Total Return(d)	(11.83)%	32.97%	42.15%	29.29%		23.16%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,168,526	$1,926,934	$1,104,007	$468,305		$270,385
Ratio to average net assets of:
Expenses, after Waivers	0.57%	0.56%	0.58%	0.63%		0.63%
Expenses, prior to Waivers	0.57%	0.56%	0.58%	0.63%		0.64%
Net investment income, after Waivers	0.58%	0.48%	0.52%	1.52	%(b)	0.77%
Portfolio turnover rate(e)	26%	47%	39%	24%		23%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $4 per share owned of Warner Chilcott PLC. on August 29, 2012. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.32 and 0.91%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Retail Portfolio (PMR)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$38.41	$33.15	$29.12	$25.98	$21.88
Net investment income(a)	0.25	0.22	0.32	0.66	0.16
Net realized and unrealized gain (loss) on investments	(2.70)	5.38	3.99	3.11	4.17
Total from investment operations	(2.45)	5.60	4.31	3.77	4.33
Distributions to shareholders from:
Net investment income	(0.27)	(0.34)	(0.28)	(0.63)	(0.23)
Net asset value at end of year	$35.69	$38.41	$33.15	$29.12	$25.98
Market price at end of year(b)	$35.69	$38.42	$33.14	$29.11	$25.98
Net Asset Value Total Return:(c)	(6.40)%	16.97%	14.81%	14.87%	20.06%
Market Price Total Return(c)	(6.42)%	17.04%	14.81%	14.83%	19.95%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$21,416	$38,410	$24,864	$24,750	$76,643
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.88%	0.91%	0.79%	0.74%	0.87%
Net investment income, after Waivers	0.67%	0.61%	0.96%	2.59%	0.75%
Portfolio turnover rate(d)	129%	111%	184%	83%	111%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

261

PowerShares Dynamic Semiconductors Portfolio (PSI)

	Year Ended April 30,
	2016	2015		2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$26.30	$20.62		$15.22	$15.75	$18.19
Net investment income(a)	0.10	0.25	(b)	0.10	0.11	0.06
Net realized and unrealized gain (loss) on investments	(1.86)	5.88		5.41	(0.52)	(2.47)
Total from investment operations	(1.76)	6.13		5.51	(0.41)	(2.41)
Distribution to shareholder from:
Net investment income	(0.04)	(0.33)		(0.11)	(0.12)	(0.03)
Return of capital	—	(0.12)		—	—	—
Total distributions	(0.04)	(0.45)		(0.11)	(0.12)	(0.03)
Net asset value at end of year	$24.50	$26.30		$20.62	$15.22	$15.75
Market price at end of year(c)	$24.48	$26.31		$20.62	$15.19	$15.71
Net Asset Value Total Return:(d)	(6.69)%	29.90%		36.38%	(2.56)%	(13.20)%
Market Price Total Return(d)	(6.80)%	29.95%		36.66%	(2.50)%	(13.47)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$48,999	$78,911		$20,621	$16,744	$21,261
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%		0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.68%	0.78%		1.05%	1.05%	1.02%
Net investment income, after Waivers	0.38%	1.03	%(b)	0.55%	0.77%	0.42%
Portfolio turnover rate(e)	104%	103%		126%	91%	57%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received of $16.50 per share owned of KLA-Tencor Corp. on November 26, 2014. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.05 and 0.22%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Software Portfolio (PSJ)

	Year Ended April 30,
	2016	2015	2014		2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$42.47	$33.96	$30.16		$26.87	$27.47
Net investment income (loss)(a)	(0.08)	0.11	(0.00	)(b)	(0.01)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.13)	8.44	3.80		3.30	(0.53)
Total from investment operations	(0.21)	8.55	3.80		3.29	(0.60)
Distributions to shareholders from:
Net investment income	(0.06)	(0.04)	—		—	—
Net asset value at end of year	$42.20	$42.47	$33.96		$30.16	$26.87
Market price at end of year(c)	$42.21	$42.48	$33.93		$30.12	$26.87
Net Asset Value Total Return:(d)	(0.50)%	25.18%	12.60%		12.24%	(2.19)%
Market Price Total Return(d)	(0.50)%	25.32%	12.65%		12.09%	(2.22)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$73,847	$57,329	$54,335		$48,257	$49,710
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%		0.63%	0.63%
Expenses, prior to Waivers	0.66%	0.71%	0.69%		0.74%	0.78%
Net investment income (loss), after Waivers	(0.19)%	0.29%	(0.01)%		(0.03)%	(0.29)%
Portfolio turnover rate(e)	154%	132%	150%		95%	100%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

262

PowerShares Financial Preferred Portfolio (PGF)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$18.45	$17.99	$18.67	$17.79	$18.26
Net investment income(a)	1.06	1.07	1.10	1.18	1.17
Net realized and unrealized gain (loss) on investments	0.36	0.45	(0.68)	0.85	(0.42)
Total from investment operations	1.42	1.52	0.42	2.03	0.75
Distributions to shareholders from:
Net investment income	(1.07)	(1.06)	(1.10)	(1.15)	(1.17)
Return of capital	—	—	—	—	(0.05)
Total distributions	(1.07)	(1.06)	(1.10)	(1.15)	(1.22)
Net asset value at end of year	$18.80	$18.45	$17.99	$18.67	$17.79
Market price at end of year(b)	$18.83	$18.46	$17.98	$18.70	$17.83
Net Asset Value Total Return(c)	8.01%	8.73%	2.63%	11.78%	4.56%
Market Price Total Return(c)	8.12%	8.85%	2.41%	11.71%	4.68%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,636,378	$1,471,716	$1,435,558	$1,891,452	$1,612,698
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.64%	0.66%
Expenses, prior to Waivers	0.63%	0.63%	0.63%	0.64%	0.66%
Net investment income, after Waivers	5.76%	5.87%	6.28%	6.47%	6.76%
Portfolio turnover rate(d)	13%	9%	30%	18%	6%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares FTSE RAFI US 1000 Portfolio (PRF)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$92.45	$85.42	$71.42	$59.73	$60.72
Net investment income(a)	1.93	1.72	1.45	1.31	1.12
Net realized and unrealized gain (loss) on investments	(2.23)	6.93	13.89	11.66	(0.99)
Total from investment operations	(0.30)	8.65	15.34	12.97	0.13
Distributions to shareholders from:
Net investment income	(2.00)	(1.62)	(1.34)	(1.28)	(1.12)
Net asset value at end of year	$90.15	$92.45	$85.42	$71.42	$59.73
Market price at end of year(b)	$90.13	$92.43	$85.37	$71.42	$59.72
Net Asset Value Total Return(c)	(0.23)%	10.19%	21.68%	22.06%	0.41%
Market Price Total Return(c)	(0.24)%	10.23%	21.61%	22.09%	0.41%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$4,142,401	$4,558,017	$3,305,696	$1,778,450	$1,388,661
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.41%	0.41%	0.41%	0.43%	0.43%
Net investment income, after Waivers	2.19%	1.92%	1.84%	2.10%	2.00%
Portfolio turnover rate(d)	12%	10%	12%	13%	6%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

263

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$103.44	$96.35	$77.76	$66.71	$70.66
Net investment income(a)	1.25	1.38	0.98	1.13	0.73
Net realized and unrealized gain (loss) on investments	(5.93)	7.04	18.52	11.08	(4.04)
Total from investment operations	(4.68)	8.42	19.50	12.21	(3.31)
Distributions to shareholders from:
Net investment income	(1.20)	(1.33)	(0.91)	(1.16)	(0.64)
Net asset value at end of year	$97.56	$103.44	$96.35	$77.76	$66.71
Market price at end of year(b)	$97.55	$103.45	$96.38	$77.67	$66.72
Net Asset Value Total Return(c)	(4.49)%	8.80%	25.22%	18.56%	(4.60)%
Market Price Total Return(c)	(4.52)%	8.78%	25.40%	18.41%	(4.56)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,107,295	$1,158,510	$958,731	$563,763	$463,645
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.41%	0.42%	0.42%	0.43%	0.44%
Net investment income, after Waivers	1.30%	1.39%	1.08%	1.64%	1.17%
Portfolio turnover rate(d)	28%	26%	31%	30%	15%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Global Listed Private Equity Portfolio (PSP)

	Year Ended April 30,
	2016		2015	2014		2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$11.95		$11.79	$11.70		$9.22	$12.17
Net investment income(a)	0.60	(b)	0.35	0.38	(c)	0.24	0.26
Net realized and unrealized gain (loss) on investments	(1.53)		0.41	1.38		2.64	(2.58)
Total from investment operations	(0.93)		0.76	1.76		2.88	(2.32)
Distributions to shareholders from:
Net investment income	(0.57)		(0.60)	(1.67)		(0.40)	(0.56)
Return of capital	—		—	—		—	(0.07)
Total distributions	(0.57)		(0.60)	(1.67)		(0.40)	(0.63)
Net asset value at end of year	$10.45		$11.95	$11.79		$11.70	$9.22
Market price at end of year(d)	$10.39		$11.93	$11.85		$11.75	$9.25
Net Asset Value Total Return(e)	(8.09)%		6.79%	16.20%		31.87%	(19.51)%
Market Price Total Return(e)	(8.47)%		6.09%	16.31%		32.00%	(19.80)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$325,925		$476,606	$583,601		$408,492	$296,744
Ratio to average net assets of:
Expenses, after Waivers(f)	0.64%		0.64%	0.69%		0.70%	0.71%
Expenses, prior to Waivers(f)	0.66%		0.66%	0.70%		0.70%	0.76%
Net investment income, after Waivers	5.51	%(b)	3.04%	3.20	%(c)	2.47%	2.79%
Portfolio turnover rate(g)	35%		30%	53%		53%	88%

(a)	Based on average shares outstanding.
(b)

Net Investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.34 and 3.12%, respectively.

(c)

Net Investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.28 and 2.39%, respectively.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

264

PowerShares Golden Dragon China Portfolio (PGJ)

	Year Ended April 30,
	2016	2015	2014	2013		2012
Per Share Operating Performance:
Net asset value at beginning of year	$33.67	$27.65	$19.65	$21.56		$28.98
Net investment income(a)	0.06	0.21	0.21	0.34		0.48
Net realized and unrealized gain (loss) on investments	(3.10)	6.06	8.08	(1.81)		(7.43)
Total from investment operations	(3.04)	6.27	8.29	(1.47)		(6.95)
Distributions to shareholders from:
Net investment income	(0.09)	(0.25)	(0.29)	(0.44)		(0.47)
Return of capital	(0.03)	—	—	—		—
Total distributions	(0.12)	(0.25)	(0.29)	(0.44)		(0.47)
Net asset value at end of year	$30.51	$33.67	$27.65	$19.65		$21.56
Market price at end of year(b)	$30.49	$33.62	$27.60	$19.59		$21.49
Net Asset Value Total Return(c)	(9.04)%	22.79%	42.28%	(6.73	)%(d)	(23.98)%
Market Price Total Return(c)	(8.97)%	22.83%	42.46%	(6.70)%		(23.93)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$163,248	$230,631	$258,569	$181,744		$245,838
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.70%	0.70%	0.70%		0.69%
Expenses, prior to Waivers	0.70%	0.70%	0.70%	0.75%		0.71%
Net investment income, after Waivers	0.18%	0.68%	0.75%	1.78%		2.08%
Portfolio turnover rate(e)	47%	25%	37%	63%		23%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Amount includes the effect of the Adviser pay-in for an economic loss of $0.004 per share. Had the pay-in not been made, the net asset value total return would have been (6.77)%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$13.45	$12.32	$10.77	$9.36	$9.06
Net investment income(a)	0.48	0.43	0.42	0.42	0.35
Net realized and unrealized gain on investments	1.46	1.13	1.54	1.41	0.29
Total from investment operations	1.94	1.56	1.96	1.83	0.64
Distributions to shareholders from:
Net investment income	(0.49)	(0.43)	(0.41)	(0.42)	(0.34)
Net asset value at end of year	$14.90	$13.45	$12.32	$10.77	$9.36
Market price at end of year(b)	$14.91	$13.45	$12.32	$10.76	$9.36
Net Asset Value Total Return(c)	14.92%	12.89%	18.61%	20.16%	7.37%
Market Price Total Return(c)	14.99%	12.89%	18.72%	20.05%	7.37%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$737,783	$537,324	$393,103	$322,476	$276,169
Ratio to average net assets of:
Expenses, after Waivers	0.54%	0.54%	0.55%	0.57%	0.60%
Expenses, prior to Waivers	0.54%	0.54%	0.55%	0.57%	0.60%
Net investment income, after Waivers	3.62%	3.29%	3.70%	4.31%	3.88%
Portfolio turnover rate(d)	59%	45%	51%	32%	35%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

265

PowerShares International Dividend AchieversTM Portfolio (PID)

	Year Ended April 30,
	2016	2015	2014		2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$18.42	$18.56	$17.27		$15.35	$16.85
Net investment income(a)	0.56	0.51	0.67	(b)	0.40	0.48
Net realized and unrealized gain (loss) on investments	(3.78)	(0.17)	1.26		1.93	(1.49)
Total from investment operations	(3.22)	0.34	1.93		2.33	(1.01)
Distributions to shareholders from:
Net investment income	(0.54)	(0.48)	(0.64)		(0.41)	(0.49)
Net asset value at end of year	$14.66	$18.42	$18.56		$17.27	$15.35
Market price at end of year(c)	$14.65	$18.43	$18.58		$17.31	$15.37
Net Asset Value Total Return(d)	(17.53)%	1.83%	11.50%		15.63%	(5.87)%
Market Price Total Return(d)	(17.63)%	1.77%	11.35%		15.75%	(5.97)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$701,684	$1,571,846	$1,160,654		$877,341	$690,196
Ratio to average net assets of:
Expenses, after Waivers	0.58%	0.55%	0.54%		0.56%	0.55%
Expenses, prior to Waivers	0.58%	0.55%	0.54%		0.56%	0.56%
Net investment income, after Waivers	3.62%	2.77%	3.82	%(b)	2.57%	3.20%
Portfolio turnover rate(e)	61%	66%	49%		46%	33%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.43 and 2.42%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares NASDAQ Internet Portfolio (PNQI)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$72.28	$61.62	$46.09	$41.08	$41.37
Net investment income (loss)(a)	(0.16)	(0.21)	(0.27)	(0.01)	(0.08)
Net realized and unrealized gain (loss) on investments	4.36	10.87	15.80	5.04	(0.21)
Total from investment operations	4.20	10.66	15.53	5.03	(0.29)
Distributions to shareholders from:
Net investment income	—	—	—	(0.02)	—
Net asset value at end of year	$76.48	$72.28	$61.62	$46.09	$41.08
Market price at end of year(b)	$76.44	$72.26	$61.51	$46.08	$41.08
Net Asset Value Total Return(c)	5.81%	17.30%	33.70%	12.26%	(0.70)%
Market Price Total Return(c)	5.79%	17.48%	33.48%	12.23%	(0.77)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$279,152	$216,851	$289,628	$64,525	$63,678
Ratio to average net assets of:
Expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income (loss)	(0.21)%	(0.31)%	(0.42)%	(0.02)%	(0.22)%
Portfolio turnover rate(d)	27%	31%	21%	20%	23%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

266

PowerShares Russell 2000 Equal Weight Portfolio (EQWS)

	Year Ended April 30,
	2016		2015		2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$35.89		$32.85		$27.80	$24.21	$25.32
Net investment income(a)	0.31		0.41		0.33	0.46	0.22
Net realized and unrealized gain (loss) on investments	(3.17)		3.03		5.12	3.60	(1.18)
Total from investment operations	(2.86)		3.44		5.45	4.06	(0.96)
Distributions to shareholders from:
Net investment income	(0.34)		(0.40)		(0.40)	(0.47)	(0.15)
Net asset value at end of year	$32.69		$35.89		$32.85	$27.80	$24.21
Market price at end of year(b)	$32.71		$35.90		$32.84	$27.76	$24.18
Net Asset Value Total Return(c)	(8.00)%		10.53%		19.76%	17.05%	(3.70)%
Market Price Total Return(c)	(7.97)%		10.59%		19.90%	17.03%	(3.85)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$13,075		$16,153		$14,784	$15,290	$15,735
Ratio to average net assets of:
Expenses, after Waivers	0.26	%(d)	0.39	%(d)	0.39%	0.39%	0.43%
Expenses, prior to Waivers	1.17	%(d)	0.98	%(d)	0.94%	1.22%	1.25%
Net investment income, after Waivers	0.94%		1.20%		1.06%	1.88%	0.97%
Portfolio turnover rate(e)	143%		7%		50%	45%	97%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares Russell 2000 Pure Growth Portfolio (PXSG)

	Year Ended April 30,
	2016		2015		2014		2013		2012
Per Share Operating Performance:
Net asset value at beginning of year	$25.22		$23.90		$19.74		$17.66		$19.03
Net investment income(a)	0.06		0.25		0.20		0.13		0.07
Net realized and unrealized gain (loss) on investments	(1.93)		1.39		4.17		2.08		(1.44)
Total from investment operations	(1.87)		1.64		4.37		2.21		(1.37)
Distributions to shareholders from:
Net investment income	(0.12)		(0.32)		(0.21)		(0.13)		—
Net asset value at end of year	$23.23		$25.22		$23.90		$19.74		$17.66
Market price at end of year(b)	$23.26		$25.21		$23.89		$19.72		$17.64
Net Asset Value Total Return(c)	(7.47)%		6.92%		22.31%		12.63%		(7.20)%
Market Price Total Return(c)	(7.31)%		6.92%		22.38%		12.65%		(7.40)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$26,719		$32,791		$29,872		$26,646		$30,913
Ratio to average net assets of:
Expenses, after Waivers	0.39	%(d)	0.39	%(d)	0.39	%(d)	0.39	%(d)	0.48%
Expenses, prior to Waivers	0.67	%(d)	0.69	%(d)	0.70	%(d)	0.92	%(d)	0.69%
Net investment income, after Waivers	0.27%		1.02%		0.90%		0.72%		0.41%
Portfolio turnover rate(e)	144%		6%		39%		39%		189%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net assets value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning at the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

267

PowerShares Russell 2000 Pure Value Portfolio (PXSV)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$25.75	$24.67	$19.63	$16.35	$17.07
Net investment income(a)	0.63	0.42	0.30	0.32	0.19
Net realized and unrealized gain (loss) on investments	(1.91)	1.03	5.03	3.31	(0.72)
Total from investment operations	(1.28)	1.45	5.33	3.63	(0.53)
Distributions to shareholders from:
Net investment income	(0.60)	(0.37)	(0.29)	(0.35)	(0.19)
Net asset value at end of year	$23.87	$25.75	$24.67	$19.63	$16.35
Market price at end of year(b)	$23.88	$25.75	$24.68	$19.61	$16.33
Net Asset Value Total Return(c)	(4.93)%	5.91%	27.29%	22.56%	(3.01)%
Market Price Total Return(c)	(4.90)%	5.87%	27.47%	22.58%	(3.18)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$59,668	$72,093	$65,376	$48,084	$52,312
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.43%
Expenses, prior to Waivers	0.50%	0.55%	0.54%	0.70%	0.64%
Net investment income, after Waivers	2.67%	1.65%	1.31%	1.87%	1.28%
Portfolio turnover rate(d)	137%	5%	43%	31%	109%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares Russell Midcap Equal Weight Portfolio (EQWM)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$40.34	$36.31	$30.41	$26.60	$27.15
Net investment income(a)	0.56	0.50	0.40	0.43	0.29
Net realized and unrealized gain (loss) on investments	(1.41)	4.03	5.90	3.80	(0.57)
Total from investment operations	(0.85)	4.53	6.30	4.23	(0.28)
Distributions to shareholders from:
Net investment income	(0.56)	(0.50)	(0.40)	(0.42)	(0.27)
Net asset value at end of year	$38.93	$40.34	$36.31	$30.41	$26.60
Market price at end of year(b)	$38.89	$40.35	$36.25	$30.39	$26.62
Net Asset Value Total Return(c)	(2.02)%	12.52%	20.85%	16.16%	(0.93)%
Market Price Total Return(c)	(2.14)%	12.73%	20.73%	16.00%	(0.85)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$23,357	$34,292	$30,867	$19,768	$18,623
Ratio to average net assets of:
Expenses, after Waivers	0.26%	0.39%	0.39%	0.39%	0.43%
Expenses, prior to Waivers	0.69%	0.66%	0.69%	1.00%	1.01%
Net investment income, after Waivers	1.50%	1.31%	1.19%	1.58%	1.16%
Portfolio turnover rate(d)	135%	5%	50%	38%	83%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

268

PowerShares Russell Midcap Pure Growth Portfolio (PXMG)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$31.95	$30.02	$26.06	$22.65	$24.13
Net investment income(a)	0.07	0.47	0.33	0.26	0.13
Net realized and unrealized gain (loss) on investments	(2.72)	1.92	4.01	3.38	(1.53)
Total from investment operations	(2.65)	2.39	4.34	3.64	(1.40)
Distributions to shareholders from:
Net investment income	(0.16)	(0.46)	(0.38)	(0.23)	(0.08)
Net asset value at end of year	$29.14	$31.95	$30.02	$26.06	$22.65
Market price at end of year(b)	$29.12	$31.95	$29.99	$26.04	$22.63
Net Asset Value Total Return(c)	(8.34)%	7.98%	16.80%	16.23%	(5.74)%
Market Price Total Return(c)	(8.40)%	8.09%	16.77%	16.25%	(5.83)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$67,015	$87,870	$91,555	$82,101	$87,203
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.43%
Expenses, prior to Waivers	0.44%	0.46%	0.45%	0.54%	0.55%
Net investment income, after Waivers	0.25%	1.51%	1.19%	1.14%	0.61%
Portfolio turnover rate(d)	147%	3%	33%	33%	75%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares Russell Midcap Pure Value Portfolio (PXMV)

	Year Ended April 30,
	2016		2015		2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$27.55		$25.88		$20.98	$17.06	$17.07
Net investment income(a)	0.68		0.43		0.37	0.37	0.25
Net realized and unrealized gain (loss) on investments	(0.37)		1.63		4.87	3.94	(0.03)
Total from investment operations	0.31		2.06		5.24	4.31	0.22
Distributions to shareholders from:
Net investment income	(0.64)		(0.39)		(0.34)	(0.39)	(0.23)
Net asset value at end of year	$27.22		$27.55		$25.88	$20.98	$17.06
Market price at end of year(b)	$27.21		$27.53		$25.87	$20.98	$17.04
Net Asset Value Total Return(c)	1.35%		7.98%		25.19%	25.74%	1.42%
Market Price Total Return(c)	1.39%		7.94%		25.14%	25.89%	1.30%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$50,364		$52,338		$42,709	$28,321	$32,408
Ratio to average net assets of:
Expenses, after Waivers	0.39	%(d)	0.39	%(d)	0.39%	0.39%	0.43%
Expenses, prior to Waivers	0.54	%(d)	0.56	%(d)	0.62%	0.82%	0.79%
Net investment income, after Waivers	2.62%		1.58%		1.56%	2.08%	1.57%
Portfolio turnover rate(e)	131%		4%		33%	25%	83%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

269

PowerShares Russell Top 200 Equal Weight Portfolio (EQWL)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$40.24	$37.06	$30.97	$26.66	$26.42
Net investment income(a)	0.78	0.75	0.63	0.65	0.57
Net realized and unrealized gain (loss) on investments	(0.48)	3.14	6.03	4.35	0.32
Total from investment operations	0.30	3.89	6.66	5.00	0.89
Distributions to shareholders from:
Net investment income	(0.77)	(0.71)	(0.57)	(0.69)	(0.65)
Net asset value at end of year	$39.77	$40.24	$37.06	$30.97	$26.66
Market price at end of year(b)	$39.73	$40.21	$37.08	$30.98	$26.66
Net Asset Value Total Return(c)	0.81%	10.52%	21.69%	19.10%	3.64%
Market Price Total Return(c)	0.78%	10.38%	21.72%	19.15%	3.64%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$33,805	$42,249	$40,770	$27,874	$25,326
Ratio to average net assets of:
Expenses, after Waivers	0.26%	0.39%	0.39%	0.39%	0.43%
Expenses, prior to Waivers	0.54%	0.57%	0.60%	0.80%	0.90%
Net investment income, after Waivers	1.99%	1.92%	1.85%	2.38%	2.32%
Portfolio turnover rate(d)	101%	3%	38%	43%	58%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares Russell Top 200 Pure Growth Portfolio (PXLG)

	Year Ended April 30,				For the Period June 13, 2011(a) Through April 30, 2012
	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$33.84	$29.53	$25.10	$22.20	$20.00
Net investment income(b)	0.28	0.55	0.50	0.39	0.28
Net realized and unrealized gain (loss) on investments	(0.91)	4.29	4.57	2.87	2.09
Total from investment operations	(0.63)	4.84	5.07	3.26	2.37
Distributions to shareholders from:
Net investment income	(0.29)	(0.53)	(0.62)	(0.36)	(0.17)
Net realized gains	—	—	(0.02)	—	—
Total distributions	(0.29)	(0.53)	(0.64)	(0.36)	(0.17)
Net asset value at end of period	$32.92	$33.84	$29.53	$25.10	$22.20
Market price at end of period(c)	$32.92	$33.82	$29.52	$25.08	$22.19
Net Asset Value Total Return(d)	(1.89)%	16.49%	20.54%	14.87%	11.99	%(e)
Market Price Total Return(d)	(1.83)%	16.46%	20.59%	14.83%	11.94	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$151,415	$145,502	$106,322	$82,816	$4,440
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39	%(f)
Expenses, prior to Waivers	0.39%	0.43%	0.45%	0.79%	7.69	%(f)
Net investment income, after Waivers	0.85%	1.73%	1.84%	1.63%	1.54	%(f)
Portfolio turnover rate(g)	105%	2%	22%	90%	3%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (June 16, 2011, the first day of trading on the exchange) to April 30, 2012 was 13.81%. The market price total return from Fund Inception to April 30, 2012 was 13.87%.

(f)	Annualized.
(g)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

270

PowerShares Russell Top 200 Pure Value Portfolio (PXLV)

	Year Ended April 30,				For the Period June 13, 2011(a) Through April 30, 2012
	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$30.63	$29.40	$25.16	$20.37	$20.00
Net investment income(b)	0.80	0.72	0.63	0.52	0.39
Net realized and unrealized gain (loss) on investments	(1.09)	1.16	4.17	4.77	0.33
Total from investment operations	(0.29)	1.88	4.80	5.29	0.72
Distributions to shareholders from:
Net investment income	(0.76)	(0.65)	(0.54)	(0.50)	(0.35)
Net realized gains	—	—	(0.02)	—	—
Total distributions	(0.76)	(0.65)	(0.56)	(0.50)	(0.35)
Net asset value at end of period	$29.58	$30.63	$29.40	$25.16	$20.37
Market price at end of period(c)	$29.55	$30.62	$29.39	$25.16	$20.35
Net Asset Value Total Return(d)	(0.84)%	6.41%	19.27%	26.41%	3.80	%(e)
Market Price Total Return(d)	(0.92)%	6.41%	19.23%	26.53%	3.70	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$68,029	$41,348	$14,701	$7,549	$8,148
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39	%(f)
Expenses, prior to Waivers	0.55%	0.62%	1.05%	2.10%	2.87	%(f)
Net investment income, after Waivers	2.78%	2.37%	2.32%	2.43%	2.38	%(f)
Portfolio turnover rate(g)	77%	2%	23%	9%	2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (June 16, 2011, the first day of trading on the exchange) to April 30, 2012 was 5.17%. The market price total return from Fund Inception to April 30, 2012 was 5.23%.

(f)	Annualized.
(g)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares S&P 500 BuyWrite Portfolio (PBP)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$21.22	$21.32	$20.83	$20.60	$21.52
Net investment income(a)	0.30	0.28	0.28	0.33	0.29
Net realized and unrealized gain (loss) on investments	(0.11)	0.65	1.57	0.70	1.00
Total from investment operations	0.19	0.93	1.85	1.03	1.29
Distributions to shareholders from:
Net investment income	(0.34)	(0.86)	(1.35)	(0.65)	(2.10)
Net realized gains	(0.74)	(0.17)	(0.01)	(0.15)	(0.11)
Total distributions	(1.08)	(1.03)	(1.36)	(0.80)	(2.21)
Net asset value at end of year	$20.33	$21.22	$21.32	$20.83	$20.60
Market price at end of year(b)	$20.29	$21.22	$21.35	$20.83	$20.65
Net Asset Value Total Return(c)	0.90%	4.48%	9.34%	5.22%	6.74%
Market Price Total Return(c)	0.67%	4.32%	9.50%	4.97%	7.02%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$297,895	$404,270	$249,458	$205,222	$154,528
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.47%	1.33%	1.37%	1.61%	1.42%
Portfolio turnover rate(d)	43%	50%	32%	22%	58%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

271

PowerShares S&P 500® Quality Portfolio (SPHQ)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$23.25	$20.90	$17.87	$15.33	$14.64
Net investment income(a)	0.45	0.41	0.36	0.33	0.26
Net realized and unrealized gain on investments	1.46	2.33	3.03	2.52	0.74
Total from investment operations	1.91	2.74	3.39	2.85	1.00
Distributions to shareholders from:
Net investment income	(0.46)	(0.39)	(0.36)	(0.31)	(0.31)
Net asset value at end of year	$24.70	$23.25	$20.90	$17.87	$15.33
Market price at end of year(b)	$24.70	$23.24	$20.89	$17.87	$15.33
Net Asset Value Total Return(c)	8.39%	13.17%	19.15%	18.86%	7.04%
Market Price Total Return(c)	8.43%	13.18%	19.09%	18.86%	7.04%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$899,078	$533,537	$365,686	$228,736	$146,421
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.29%	0.29%	0.39%	0.50%
Expenses, prior to Waivers	0.38%	0.38%	0.39%	0.55%	0.70%
Net investment income, after Waivers	1.92%	1.83%	1.87%	2.06%	1.82%
Portfolio turnover rate(d)	102%	18%	13%	17%	14%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares Water Resources Portfolio (PHO)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$25.19	$25.92	$22.06	$18.78	$20.25
Net investment income(a)	0.13	0.14	0.16	0.16	0.14
Net realized and unrealized gain (loss) on investments	(2.17)	(0.72)	3.83	3.28	(1.48)
Total from investment operations	(2.04)	(0.58)	3.99	3.44	(1.34)
Distributions to shareholders from:
Net investment income	(0.16)	(0.15)	(0.13)	(0.16)	(0.13)
Net asset value at end of year	$22.99	$25.19	$25.92	$22.06	$18.78
Market price at end of year(b)	$22.98	$25.17	$25.91	$22.05	$18.77
Net Asset Value Total Return(c)	(8.09)%	(2.25)%	18.16%	18.48%	(6.59)%
Market Price Total Return(c)	(8.06)%	(2.29)%	18.17%	18.49%	(6.59)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$680,463	$855,159	$990,247	$877,064	$825,510
Ratio to average net assets of:
Expenses, after Waivers	0.61%	0.61%	0.61%	0.62%	0.62%
Expenses, prior to Waivers	0.61%	0.61%	0.61%	0.62%	0.62%
Net investment income, after Waivers	0.58%	0.56%	0.66%	0.81%	0.77%
Portfolio turnover rate(d)	89%	25%	34%	31%	44%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

272

PowerShares WilderHill Clean Energy Portfolio (PBW)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$5.76	$6.59	$4.79	$5.08	$10.35
Net investment income(a)	0.11	0.14	0.10	0.11	0.20
Net realized and unrealized gain (loss) on investments	(1.66)	(0.82)	1.85	(0.26)	(5.33)
Total from investment operations	(1.55)	(0.68)	1.95	(0.15)	(5.13)
Distributions to shareholders from:
Net investment income	(0.10)	(0.15)	(0.15)	(0.14)	(0.14)
Net asset value at end of year	$4.11	$5.76	$6.59	$4.79	$5.08
Market price at end of year(b)	$4.11	$5.76	$6.59	$4.79	$5.08
Net Asset Value Total Return(c)	(27.19)%	(10.36)%	41.23%	(2.64)%	(49.78)%
Market Price Total Return(c)	(27.19)%	(10.36)%	41.23%	(2.65)%	(49.68)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$101,255	$143,790	$218,101	$142,494	$178,016
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses, prior to Waivers	0.76%	0.72%	0.70%	0.70%	0.76%
Net investment income (loss), after Waivers	2.37%	2.39%	1.55%	2.48%	2.98%
Portfolio turnover rate(d)	60%	48%	57%	52%	46%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares WilderHill Progressive Energy Portfolio (PUW)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$28.47	$32.73	$27.56	$25.87	$30.68
Net investment income(a)	0.30	0.50	0.24	0.35	0.14
Net realized and unrealized gain (loss) on investments	(6.07)	(4.27)	5.27	1.54	(4.71)
Total from investment operations	(5.77)	(3.77)	5.51	1.89	(4.57)
Distributions to shareholders from:
Net investment income	(0.33)	(0.49)	(0.34)	(0.20)	(0.24)
Net asset value at end of year	$22.37	$28.47	$32.73	$27.56	$25.87
Market price at end of year(b)	$22.36	$28.47	$32.71	$27.55	$25.86
Net Asset Value Total Return(c)	(20.29)%	(11.59)%	20.24%	7.38%	(14.84)%
Market Price Total Return(c)	(20.32)%	(11.54)%	20.21%	7.38%	(14.93)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$23,487	$34,170	$45,819	$38,584	$47,859
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.70%	0.70%	0.70%	0.71%
Expenses, prior to Waivers	0.99%	0.86%	0.84%	0.87%	0.86%
Net investment income, after Waivers	1.34%	1.69%	0.78%	1.40%	0.56%
Portfolio turnover rate(d)	40%	41%	37%	32%	36%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

273

PowerShares Zacks Micro Cap Portfolio (PZI)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$16.07	$16.26	$13.57	$11.34	$12.53
Net investment income(a)	0.21	0.21	0.20	0.20	0.10
Net realized and unrealized gain (loss) on investments	(0.52)	(0.09)	2.65	2.25	(1.16)
Total from investment operations	(0.31)	0.12	2.85	2.45	(1.06)
Distributions to shareholders from:
Net investment income	(0.19)	(0.31)	(0.16)	(0.22)	(0.13)
Net asset value at end of year	$15.57	$16.07	$16.26	$13.57	$11.34
Market price at end of year(b)	$15.57	$16.05	$16.25	$13.54	$11.32
Net Asset Value Total Return(c)	(1.94)%	0.71%	21.06%	21.95%	(8.34)%
Market Price Total Return(c)	(1.82)%	0.64%	21.25%	21.90%	(8.42)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$21,024	$28,920	$61,782	$42,055	$34,019
Ratio to average net assets of:
Expenses, after Waivers(d)	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses, prior to Waivers(d)	1.00%	0.90%	0.79%	0.98%	0.92%
Net investment income, after Waivers	1.37%	1.28%	1.29%	1.72%	0.92%
Portfolio turnover rate(e)	134%	115%	123%	96%	67%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

274

Index and Intellidex Providers

No entity that creates, compiles, sponsors or maintains the Underlying Indexes or Underlying Intellidexes is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of a Fund.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes or Underlying Intellidexes.

Each Underlying Index or Underlying Intellidex is calculated and maintained by its respective Index Provider. The Index Providers are not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with each Index Provider. Each Fund is entitled to use its respective Underlying Index or Underlying Intellidex, as applicable, pursuant to a sublicensing agreement with the Adviser.

Set forth below is a list of each Fund and its Underlying Index or Underlying Intellidex:

Fund	Underlying Index or Underlying Intellidex
PowerShares Aerospace & Defense Portfolio	SPADE® Defense Index
PowerShares BuyBack AchieversTM Portfolio	NASDAQ US BuyBack AchieversTM Index
PowerShares CleantechTM Portfolio	The Cleantech IndexTM
PowerShares Dividend AchieversTM Portfolio	NASDAQ US Broad Dividend AchieversTM Index
PowerShares DWA Basic Materials Momentum Portfolio	Dorsey Wright® Basic Materials Technical Leaders Index
PowerShares DWA Consumer Cyclicals Momentum Portfolio	Dorsey Wright® Consumer Cyclicals Technical Leaders Index
PowerShares DWA Consumer Staples Momentum Portfolio	Dorsey Wright® Consumer Staples Technical Leaders Index
PowerShares DWA Energy Momentum Portfolio	Dorsey Wright® Energy Technical Leaders Index
PowerShares DWA Financial Momentum Portfolio	Dorsey Wright® Financials Technical Leaders Index
PowerShares DWA Healthcare Momentum Portfolio	Dorsey Wright® Healthcare Technical Leaders Index
PowerShares DWA Industrials Momentum Portfolio	Dorsey Wright® Industrials Technical Leaders Index
PowerShares DWA Momentum Portfolio	Dorsey Wright® Technical Leaders Index
PowerShares DWA NASDAQ Momentum Portfolio	Dorsey Wright® NASDAQ Technical Leaders Index
PowerShares DWA Technology Momentum Portfolio	Dorsey Wright® Technology Technical Leaders Index
PowerShares DWA Utilities Momentum Portfolio	Dorsey Wright® Utilities Technical Leaders Index
PowerShares Dynamic Biotechnology & Genome Portfolio	Dynamic Biotech & Genome IntellidexSM Index
PowerShares Dynamic Building & Construction Portfolio	Dynamic Building & Construction IntellidexSM Index
PowerShares Dynamic Energy Exploration & Production Portfolio	Dynamic Energy Exploration & Production IntellidexSM Index

Fund	Underlying Index or Underlying Intellidex
PowerShares Dynamic Food & Beverage Portfolio	Dynamic Food & Beverage IntellidexSM Index
PowerShares Dynamic Large Cap Growth Portfolio	Dynamic Large Cap Growth IntellidexSM Index
PowerShares Dynamic Large Cap Value Portfolio	Dynamic Large Cap Value IntellidexSM Index
PowerShares Dynamic Leisure and Entertainment Portfolio	Dynamic Leisure & Entertainment IntellidexSM Index
PowerShares Dynamic Market Portfolio	Dynamic Market IntellidexSM Index
PowerShares Dynamic Media Portfolio	Dynamic Media IntellidexSM Index
PowerShares Dynamic Networking Portfolio	Dynamic Networking IntellidexSM Index
PowerShares Dynamic Oil & Gas Services Portfolio	Dynamic Oil Services IntellidexSM Index
PowerShares Dynamic Pharmaceuticals Portfolio	Dynamic Pharmaceutical IntellidexSM Index
PowerShares Dynamic Retail Portfolio	Dynamic Retail IntellidexSM Index
PowerShares Dynamic Semiconductors Portfolio	Dynamic Semiconductor IntellidexSM Index
PowerShares Dynamic Software Portfolio	Dynamic Software IntellidexSM Index
PowerShares Financial Preferred Portfolio	Wells Fargo® Hybrid & Preferred Securities Financial Index
PowerShares FTSE RAFI US 1000 Portfolio	FTSE RAFI US 1000 Index
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	FTSE RAFI US 1500 Small-Mid Index
PowerShares Global Listed Private Equity Portfolio	Red Rocks Global Listed Private Equity Index
PowerShares Golden Dragon China Portfolio	NASDAQ Golden Dragon China Index
PowerShares High Yield Equity Dividend AchieversTM Portfolio	NASDAQ US Dividend AchieversTM 50 Index
PowerShares International Dividend AchieversTM Portfolio	NASDAQ International Dividend AchieversTM Index
PowerShares NASDAQ Internet Portfolio	NASDAQ Internet IndexSM
PowerShares Russell 2000 Equal Weight Portfolio	Russell 2000® Equal Weight Index
PowerShares Russell 2000 Pure Growth Portfolio	Russell 2000® Pure Growth Index
PowerShares Russell 2000 Pure Value Portfolio	Russell 2000® Pure Value Index
PowerShares Russell Midcap Equal Weight Portfolio	Russell Midcap® Equal Weight Index
PowerShares Russell Midcap Pure Growth Portfolio	Russell Midcap® Pure Growth Index
PowerShares Russell Midcap Pure Value Portfolio	Russell Midcap® Pure Value Index
PowerShares Russell Top 200 Equal Weight Portfolio	Russell Top 200® Equal Weight Index
PowerShares Russell Top 200 Pure Growth Portfolio	Russell Top 200® Pure Growth Index
PowerShares Russell Top 200 Pure Value Portfolio	Russell Top 200® Pure Value Index
PowerShares S&P 500 BuyWrite Portfolio	CBOE S&P 500 BuyWrite IndexSM

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Fund	Underlying Index or Underlying Intellidex
PowerShares S&P 500® Quality Portfolio	S&P 500® Quality Index
PowerShares Water Resources Portfolio	NASDAQ OMX US Water IndexSM
PowerShares WilderHill Clean Energy Portfolio	WilderHill Clean Energy Index
PowerShares WilderHill Progressive Energy Portfolio	WilderHill Progressive Energy Index
PowerShares Zacks Micro Cap Portfolio	Zacks Micro Cap IndexTM

The Chicago Board Options Exchange, Incorporated. The Chicago Board Options Exchange, Incorporated (“CBOE”) performs the calculations of the CBOE S&P 500 BuyWrite IndexSM . CBOE has entered into an agreement with S&P Dow Jones Indices LLC (“S&P DJI”), a division of S&P Global, Inc. Pursuant to that agreement, CBOE has been granted the right to use the S&P 500® Index in calculations of the Underlying Index, and under that agreement, CBOE has granted the right to S&P DJI to grant licenses to third parties to use the Underlying Index. S&P DJI has granted a license to the Adviser to use the CBOE S&P 500 BuyWrite IndexSM. PowerShares S&P 500 BuyWrite Portfolio is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

“Standard & Poor’s®, “S&P®” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and CBOE S&P 500 BuyWrite IndexSM, “BuyWriteSM” and “CBOE®” are trademarks of CBOE (except that S&P retains the rights in its trademarks embedded in such trademarks). These marks have been licensed by the Adviser. PowerShares S&P 500 BuyWrite Portfolio is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P or CBOE, or any of their respective affiliates or third party licensors and none of such parties make any representation regarding the advisability of investing in PowerShares S&P 500 BuyWrite Portfolio.

S&P is the Index Provider for the PowerShares S&P 500® Quality Portfolio. PowerShares S&P 500® Quality Portfolio is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P, or any of their respective affiliates or third party licensors, and none of such parties make any representation regarding the advisability of investing the PowerShares S&P 500® Quality Portfolio. S&P is not affiliated with the Trust, the Distributor or the Adviser. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Cleantech Indices LLC. Cleantech Indices LLC (“Cleantech”) is the Index Provider for PowerShares CleantechTM Portfolio. There is no relationship between Cleantech and the Distributor, the Adviser or the Trust other than a license by Cleantech to the Adviser of certain Cleantech trademarks and trade names, and The Cleantech IndexTM, for use by the Distributor, the Adviser and the Trust. Such trademarks, tradenames and The Cleantech IndexTM have been created and developed by Cleantech without regard to the Distributor, the Adviser, the Trust, their businesses, the Fund and/or any prospective investor. PowerShares CleantechTM Portfolio is entitled to use The Cleantech IndexTM pursuant to a sub-licensing agreement with the Adviser.

Dorsey, Wright & Associates, LLC. Dorsey, Wright & Associates, LLC (“Dorsey Wright”) is the Index Provider for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Momentum Portfolio, PowerShares DWA NASDAQ Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio. Dorsey Wright is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with Dorsey Wright to use each Underlying Index. Each Fund is entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Frank Russell Company. Frank Russell Company (“Russell”) is the Index Provider for PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio and PowerShares Russell 2000 Pure Value Portfolio. Russell is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with Russell to use each Underlying Index. Each Fund is entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

FTSE International Limited. FTSE International Limited (“FTSE”) is the Index Provider for PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio. FTSE is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with FTSE to use the Underlying Indexes of these Funds. Each of PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio is entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

ISBC LLC. ISBC LLC (“ISBC”) is the Index Provider for PowerShares Aerospace & Defense Portfolio. ISBC is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with ISBC to use the SPADE® Defense Index. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Nasdaq, Inc. Nasdaq, Inc. (“Nasdaq”) is the Index Provider for PowerShares BuyBack AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares NASDAQ Internet Portfolio and PowerShares Water Resources Portfolio. Nasdaq is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with Nasdaq to use the Underlying Indexes of these Funds. Each Fund is entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

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NYSE Group, Inc. NYSE Group, Inc. (“NYSE Group”) is the Intellidex Provider for PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Market Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio and PowerShares Dynamic Software Portfolio. NYSE Group is not affiliated with the Trust, the Adviser or the Distributor and is not a promoter of the Funds. The Adviser has entered into a license agreement with NYSE Group to use each Underlying Intellidex. Each Fund is entitled to use its respective Underlying Intellidex pursuant to a sub-licensing agreement with the Adviser.

NYSE Group develops, calculates and maintains its own proprietary indices and serves as the calculation agent for third-party indices. NYSE publishes index values to market data vendors using the NYSE Global Index Feed (GIF). The more than 400 index values that NYSE Group currently calculates are used as benchmarks to support the trading of exchange traded funds, index options and other structured products listed on NYSE Group. NYSE Group is responsible for announcing index changes (additions, deletions, share changes, price adjustments, rebalances, etc.) as early as practicable prior to the effectiveness of the change or scheduled event. Such announcements currently are available under index market data subscriptions at www.nyxdata.com.

Red Rocks Capital, LLC. Red Rocks Capital, LLC (“Red Rocks”) is the Index Provider for PowerShares Global Listed Private Equity Portfolio. There is no relationship between Red Rocks and the Distributor, the Adviser or the Trust other than a license by Red Rocks to the Adviser of certain Listed Private Equity Marks, trademarks and trade names, and the Red Rocks Global Listed Private Equity Index, for use by the Distributor, the Adviser and the Trust. Such trademarks, tradenames and the Red Rocks Global Listed Private Equity Index have been created and developed by Red Rocks without regard to the Distributor, the Adviser, the Trust, their businesses, the Fund and/or any prospective investor. PowerShares Global Listed Private Equity Portfolio is entitled to use the Red Rocks Global Listed Private Equity Index pursuant to a sub-licensing agreement with the Adviser.

Wells Fargo & Company. Wells Fargo & Company (“Wells Fargo”) is the Index Provider for PowerShares Financial Preferred Portfolio. Wells Fargo® Hybrid & Preferred Securities Financial Index is a service mark of Wells Fargo & Company and has been licensed for use by the Adviser. PowerShares Financial Preferred Portfolio is not sponsored, issued or advised by Wells Fargo & Company, Wells Fargo Securities, LLC or their subsidiaries and affiliates (collectively, “Wells Fargo”), and Wells Fargo makes no representation regarding the advisability of investing in PowerShares Financial Preferred Portfolio. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

WilderHill. WilderHill, owned by Progressive Energy LLC, is the Index Provider for PowerShares WilderHill Progressive Energy Portfolio. WilderHill is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with WilderHill to use the WilderHill Progressive Energy Index. The Fund is entitled to use the WilderHill Progressive Energy Index pursuant to a sub-licensing agreement with the Adviser.

Progressive Energy Index LLC is the Index Provider for PowerShares WilderHill Progressive Energy Portfolio. There is no relationship between Progressive Energy Index LLC and the Distributor, the Adviser or the Trust other than a license by Progressive Energy Index LLC to the Adviser of certain WilderHill trademarks and trade names, and the Progressive Energy Index, for use by the Distributor, the Adviser and the Trust. Such trademarks, tradenames and the Progressive Energy Index have been created and developed by WilderHill without regard to the Distributor, the Adviser, the Trust, their businesses, the Fund and/or any prospective investor. PowerShares WilderHill Progressive Energy Portfolio is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Zacks Investment Research. Zacks Investment Research (“Zacks”) is the Index Provider for PowerShares Zacks Micro Cap Portfolio. Zacks is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with Zacks to use the Underlying Index of PowerShares Zacks Micro Cap Portfolio, and the Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers

Cleantech, Red Rocks, WilderHill, WilderShares and Progressive Energy. The Cleantech IndexTM, is a trademark of Cleantech. The WilderHill Clean Energy Index is a trademark of WilderShares. The Progressive Energy Index is a trademark of WilderHill and Progressive Energy Index LLC. These indexes are collectively referred to as the “Underlying Indexes” in this sub-section. Each of these Underlying Indexes has been licensed for use for certain purposes by the Adviser.

The PowerShares CleantechTM Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares WilderHill Progressive Energy Portfolio (collectively in this sub-section, the “Funds”) are not sponsored, endorsed, sold or promoted by Cleantech, Red Rocks, WilderShares, Progressive Energy Index or WilderHill, as the case may be (collectively in this sub-section, the “Index Providers”), and none of the Index Providers makes any representation regarding the advisability of investing in Shares of the Funds.

The Index Providers make no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. Cleantech’s only relationship to the Distributor, the Adviser or the Trust is the licensing of certain Cleantech trademarks and trade names of Cleantech without regard to the Distributor, the Adviser or the Trust. Red Rocks’ only relationship to the Distributor, the Adviser or the Trust is the licensing of

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certain Red Rocks trademarks and trade names of Red Rocks without regard to the Distributor, the Adviser or the Trust. The Clean Energy Index’s, and the Progressive Energy Index’s only relationship to the Distributor, the Adviser or the Trust is the licensing of certain WilderHill trademarks and trade names of WilderHill and Progressive Energy Index.

The Underlying Indexes provided by the Index Providers are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. The Index Providers have no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Underlying Indexes. The Index Providers are not responsible for and have not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. The Index Providers have no obligation or liability in connection with the administration of the Trust, or marketing of the Shares. The Index Providers do not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Index Providers shall have no liability for any errors, omissions, or interruptions therein. The Index Providers make no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Indexes or any data included therein. The Index Providers make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein, by the Funds, the Trust or the Shares. Without limiting any of the foregoing, in no event shall the Index Providers have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Underlying Indexes or any data included therein, by the Funds, the Trust or the Shares, even if notified of the possibility of such damages.

THERE IS NO RELATIONSHIP BETWEEN WILDERSHARES AND THE ADVISER OTHER THAN A LICENSE BY WILDERSHARES TO THE ADVISER OF CERTAIN WILDERSHARES TRADEMARKS AND TRADE NAMES, AND THE INDEX, FOR USE BY THE ADVISER. SUCH TRADEMARKS, TRADE NAMES AND INDEX HAVE BEEN CREATED AND DEVELOPED BY WILDERSHARES WITHOUT REGARD TO THE ADVISER, ITS BUSINESS, THIS PRODUCT AND/OR ANY PROSPECTIVE INVESTOR.

Dorsey, Wright & Associates, LLC. The Dorsey Wright® NASDAQ Technical Leaders Index, Dorsey Wright® Technical Leaders Index, Dorsey Wright® Basic Materials Technical Leaders Index, Dorsey Wright® Consumer Cyclicals Technical Leaders Index, Dorsey Wright® Consumer Staples Technical Leaders Index, Dorsey Wright® Energy Technical Leaders Index, Dorsey Wright® Financials Technical Leaders Index, Dorsey Wright® Healthcare Technical Leaders Index, Dorsey Wright® Industrials Technical Leaders Index, Dorsey Wright® Technology Technical Leaders Index and Dorsey Wright® Utilities Technical Leaders Index (collectively in this sub-section, the “Underlying Indexes”) are trademarks of Dorsey Wright and have been licensed for use for certain purposes by the Adviser.

The Shares of PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Sector Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Momentum Portfolio, PowerShares DWA NASDAQ Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio (collectively in this sub-section, the “Funds”) are not sponsored, endorsed, sold or promoted by Dorsey Wright, and Dorsey Wright does not make any representation regarding the advisability of investing in Shares of these Funds.

There is no relationship between Dorsey Wright and the Adviser other than a license by Dorsey Wright to the Adviser of certain Dorsey Wright trademarks, tradenames, investment models, and indexes (the “DWA IP”) and each Fund’s Underlying Index, for use by the Adviser. DWA IP has been created and developed by Dorsey Wright without regard to and independently of, the Adviser, and/or any prospective investor. The licensing of any DWA IP is not an offer to purchase or sell, or a solicitation of an offer to buy any securities. A determination that any portion of an investor’s portfolio should be devoted to any ETF product developed by the Adviser or investment model developed by Dorsey Wright is a determination made solely by the investment advisor serving the investor or the investor himself, not Dorsey Wright.

Dorsey Wright is not responsible for, and has not participated in, the determination of the prices and amount of Shares, the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Dorsey Wright has no obligation or liability in connection with the administration of the Trust or marketing of the Shares. Dorsey Wright does not guarantee the accuracy and/or the completeness of any Underlying Index or any data included therein. Dorsey Wright shall have no liability for any errors, omissions or interruptions therein. Dorsey Wright makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of an Underlying Index, or any data included therein in connection with a Fund, or for any other use. Dorsey Wright expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use, with respect to each Fund or Underlying Index or to any data included therein, except as set forth in the respective license agreements with the Adviser. Without limiting any of the foregoing, in no event shall Dorsey Wright have any liability for any incidental, special, exemplary, punitive, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of an Underlying Index or any data included therein, even if notified of the possibility of such damages.

Frank Russell Company. Frank Russell Company (“Russell”) does not sponsor, endorse, sell or promote PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio,

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PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio and PowerShares Russell 2000 Pure Value Portfolio. Russell makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds’ particularly or the ability of the Funds’ Underlying Indexes to track general stock market performance or a segment of the same. Russell’s publication of the Funds’ Underlying Indexes in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Underlying Indexes are based. Russell’s only relationship to the Adviser is the licensing of certain trademarks and trade names of Russell and of the Funds’ Underlying Indexes which are determined, composed and calculated by Russell without regard to the Adviser or the Funds. Russell is not responsible for and has not reviewed the Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Funds’ Underlying Indexes. Russell has no obligation or liability in connection with the administration, marketing or trading of the Funds.

RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUNDS’ UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, INVESTORS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS F0R A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE FUNDS’ UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FTSE International Limited. The PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (the “Funds”) are not in any way sponsored, endorsed, sold or promoted by the London Stock Exchange Group companies, which include FTSE, Russell, MTS Next Limited (“MTS”) and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”) (together “LSEG”). LSEG makes no claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the FTSE RAFI US 1000 Index or the FTSE RAFI US 1500 Small-Mid Index (the “Indexes”) (upon which the Funds are based), (ii) the figure at which either Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of either Index for the purpose to which it is being put in connection with a Fund. LSEG has not provided nor will provide any financial or investment advice or recommendation in relation to the Indexes to the adviser or to its clients. Each Index is calculated by FTSE or its agent. LSEG shall not be (a) liable (whether in negligence or otherwise) to any person for any error in either Index or (b) under any obligation to advise any person of any error therein.

All rights in the Indexes vest in FTSE. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. The Indexes are compiled and calculated by FTSE in conjunction with RA. None of the foregoing parties shall be liable (whether in negligence or otherwise) to any person for any error in the Indexes and none shall be under any obligation to advise any person of any error therein. FTSE® is a trade mark of NYSE Arca and the Financial Times (“the FT”).

ISBC, LLC. The SPADE® Defense Index is a registered trademark of the ISBC and has been licensed for use for certain purposes by the Adviser.

PowerShares Aerospace & Defense Portfolio is not sponsored, endorsed, sold or promoted by ISBC, and ISBC does not make any representation regarding the advisability of investing in Shares of the PowerShares Aerospace & Defense Portfolio.

ISBC’s only relationship to the Adviser is ISBC’s licensing to the Adviser certain ISBC trademarks, the SPADE® Defense Index and trade name, which are composed by ISBC without regard to the Adviser, this product or any investor. PowerShares Aerospace & Defense Portfolio and its Shares are not sponsored, endorsed, sold or promoted by ISBC. ISBC makes no warranty or representation regarding the advisability of purchasing, holding or trading this product or investing in securities generally or in the PowerShares Aerospace & Defense Portfolio particularly or the ability of any data supplied by ISBC to track general stock market performance. ISBC’s only relationship to the Adviser is the licensing of certain trademarks and trade names of ISBC and of the data supplied by ISBC which is determined, composed and calculated by ISBC without regard to the PowerShares Aerospace & Defense Portfolio or its Shares. ISBC has no obligation to take the needs of the Adviser or the shareholders of the PowerShares Aerospace & Defense Portfolio into consideration in determining, composing or calculating the data supplied by ISBC. ISBC is not responsible for and has not participated in the determination of the prices of the common shares of the PowerShares Aerospace & Defense Portfolio or the timing of the issuance or sale of such common shares. ISBC has no obligation or liability in connection with the administration, marketing or trading of the PowerShares Aerospace & Defense Portfolio or its Shares.

Nasdaq, Inc. The NASDAQ US BuyBack AchieversTM Index, NASDAQ US Broad Dividend AchieversTM Index, NASDAQ US Dividend AchieversTM 50 Index, NASDAQ International Dividend AchieversTM Index, NASDAQ Golden Dragon China Index, NASDAQ Internet IndexSM and NASDAQ OMX US Water IndexSM (collectively in this sub-section, the “Underlying Indexes”) are trademarks of Nasdaq, Inc. (“Nasdaq”) and have been licensed for use for certain purposes by the Adviser. BuyBack AchieversTM is a trademark of Mergent, Inc. and has also been licensed for use for certain purposes by the Adviser.

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PowerShares BuyBack AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares NASDAQ Internet Portfolio and PowerShares Water Resources Portfolio (collectively in this sub-section, the “Funds”) are not sponsored, endorsed, sold or promoted by Nasdaq, Mergent, Inc. or its affiliates (Nasdaq, with its affiliates, and Mergent, Inc. are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, these Funds. The Corporations make no representation or warranty, express or implied to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the each Fund’s respective Underlying Index to track general stock market performance. The Corporations’ only relationship to the Adviser is in the licensing of the trade/service marks of NASDAQ®, OMX®, NASDAQ OMX®, and each Underlying Index, and certain trade names of the Corporations and the use of each Underlying Index, which is determined, composed and calculated by Nasdaq without regard to the Adviser or the Funds. NASDAQ has no obligation to take the needs of the Adviser or the owners of the Funds into consideration in determining, composing or calculating each Underlying Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of each Fund to be issued or in the determination or calculation of the equation by which that Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Funds. “NASDAQ OMX®” is a registered trademark and is used under license.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF A FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NYSE Group, Inc. The Dynamic Biotech & Genome IntellidexSM Index, Dynamic Building & Construction IntellidexSM Index, Dynamic Energy Exploration & Production IntellidexSM Index, Dynamic Food & Beverage IntellidexSM Index, Dynamic Large Cap Growth IntellidexSM Index, Dynamic Large Cap Value IntellidexSM Index, Dynamic Leisure and Entertainment IntellidexSM Index, Dynamic Market IntellidexSM Index, Dynamic Media IntellidexSM Index, Dynamic Networking IntellidexSM Index, Dynamic Oil Services IntellidexSM Index, Dynamic Pharmaceutical IntellidexSM Index, Dynamic Retail IntellidexSM Index, Dynamic Semiconductor

IntellidexSM Index and Dynamic Software IntellidexSM Index (collectively in this sub-section, the “Underlying Intellidexes”) are service marks of NYSE Group, Inc. (“NYSE Group”) and have been licensed for use for certain purposes by the Adviser.

The Shares of PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Market Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio and PowerShares Dynamic Software Portfolio (collectively in this sub-section, “Funds”) are not sponsored or endorsed by NYSE Group, and NYSE Group makes no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in Shares particularly or the ability of the product to track the performance of any sector of the stock market. NYSE Group’s only relationship to the Distributor, the Adviser or the Trust is the licensing of certain trademarks and indices, which are determined, composed and calculated by NYSE Group without regard to the Funds. NYSE Group has no obligation to take the needs of the Funds or their Shareholders into consideration in determining, composing or calculating the Underlying Intellidexes. NYSE Group is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Shares of the Funds. The Underlying Intellidexes are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. NYSE Group has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Underlying Intellidexes. NYSE Group is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. NYSE Group has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares.

NYSE GROUP DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN. NYSE GROUP MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, OWNERS OF THE SHARES OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN. NYSE GROUP MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE GROUP HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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Standard & Poor’s Financial Services LLC and Chicago Board Options Exchange, Incorporated. The “S&P 500® Quality Index” is a product of S&P DJI, and has been licensed for use by the Adviser. The CBOE S&P 500 BuyWrite IndexSM is a product of CBOE, and has been licensed to S&P DJI and sublicensed for use by the Advisor. For more information on the relationship of S&P DJI and CBOE as it relates to the CBOE S&P 500 BuyWrite IndexSM, refer to the information regarding the Index Providers (see “Index and Intellidex Providers”). Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). CBOE®, BuyWriteSM, and CBOE S&P 500 BuyWrite IndexSM are trademarks of CBOE. PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500® Quality Portfolio are not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P, or any of their respective affiliates or third party licensors, including specifically, CBOE (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500® Quality Portfolio, or the Distributor, the Adviser, the Trust, or any member of the public regarding the advisability of investing in securities generally or in PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500® Quality Portfolio particularly or the ability of the S&P 500® Quality Index or the CBOE S&P 500 BuyWrite IndexSM to track general market performance. S&P Dow Jones Indices’ only relationship to the Adviser with respect to the S&P 500® Quality Index and the CBOE S&P 500 BuyWrite IndexSM is the licensing of the aforementioned indices and the above-referenced trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500® Quality Index and the CBOE S&P 500 BuyWrite Index are determined, composed and calculated by S&P DJI and CBOE without regard to the Adviser or the PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500® Quality Portfolio. S&P Dow Jones Indices have no obligation to take the needs of the Adviser or the owners of PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500® Quality Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of PowerShares S&P 500 BuyWrite Portfolio and PowerShares S&P 500® Quality Portfolio. There is no assurance that investment products based on the S&P 500® Quality Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

As the Index Provider, S&P DJI’s only relationship is to the CBOE S&P 500 BuyWrite IndexSM and S&P 500® Quality Index (together, the “S&P Indexes”), which are determined, composed and calculated by Standard & Poor’s without regard to the Fund. S&P DJI has no obligation to take the needs of the owners of Shares into consideration in determining, composing or calculating the CBOE S&P 500 BuyWrite IndexSM and S&P 500® Quality Index. S&P DJI is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Shares.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® QUALITY INDEX OR THE CBOE S&P 500 BUYWRITE INDEXSM OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE POWERSHARES S&P 500 BUYWRITE PORTFOLIO AND POWERSHARES S&P 500® QUALITY PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Wells Fargo & Company. The Wells Fargo® Hybrid & Preferred Securities Financial Index (in this sub-section, the “Underlying Index”) is a service mark of Wells Fargo & Company (“Wells Fargo”) and has been licensed for use by the Adviser.

PowerShares Financial Preferred Portfolio (in this sub-section, the “Fund”) is not sponsored, issued or advised by Wells Fargo. Wells Fargo makes no representation or warranty, express or implied, to Fund investors or any member of the public regarding the performance of the Underlying Index or the Fund or the ability of any data supplied by Wells Fargo to track the performance of the securities referenced by the Fund’s Underlying Index. Wells Fargo’s only relationship to the Adviser is the licensing of certain trademarks and trade names of Wells Fargo and of the data supplied by Wells Fargo that is determined, composed and calculated by Wells Fargo without regard to the Fund or its shareholders. Wells Fargo has no obligation to take the needs of the Fund or its shareholders into consideration when determining, composing or calculating the data. Wells Fargo has no obligation or liability in connection with the administration, marketing or trading of this Fund, including to any shareholder of the Fund.

WELLS FARGO DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER AND POWERSHARES FINANCIAL PREFERRED PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY WELLS FARGO OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL

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WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY WELLS FARGO OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL WELLS FARGO HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NYSE Group, which acts as calculation agent for the Wells Fargo® Hybrid & Preferred Securities Financial Index, is not affiliated with the Adviser or Wells Fargo and does not approve, endorse, review or recommend PowerShares Financial Preferred Portfolio; PowerShares Financial Preferred Portfolio is based on the Wells Fargo® Hybrid & Preferred Securities Financial Index, and the value of such Index is derived from sources deemed reliable, but NYSE Group and its suppliers do not guarantee the correctness or completeness of such Index, its values or other information furnished in connection with such Index.

NYSE GROUP MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE WELLS FARGO® HYBRID & PREFERRED SECURITIES FINANCIAL INDEX, TRADING BASED ON THE WELLS FARGO® HYBRID & PREFERRED SECURITIES FINANCIAL INDEX, OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE TRADING OF POWERSHARES FINANCIAL PREFERRED PORTFOLIO, OR FOR ANY OTHER USE. NYSE GROUP MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE WELLS FARGO® HYBRID & PREFERRED SECURITIES FINANCIAL INDEX OR ANY DATA INCLUDED THEREIN.

Zacks Investment Research. The only relationship that Zacks Investment Research (“Zacks”) has with the Adviser or Distributor of PowerShares Zacks Micro Cap Portfolio (in this sub-section, the “Fund”) in connection with the Fund is that Zacks has licensed certain of its intellectual property, including the determination of the component stocks of the Zacks Micro Cap IndexTM and the name of the Zacks Micro Cap IndexTM. The Zacks Micro Cap IndexTM is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. Zacks has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Zacks Micro Cap IndexTM. Zacks is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the asset value of the Fund. Zacks does not have any obligation or liability in connection with the administration, marketing or trading of the Fund.

ZACKS SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS RELATED TO THE FUND OR THE ZACKS MICRO CAP INDEXTM. ZACKS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE ZACKS MICRO CAP INDEXTM OR ANY DATA INCLUDED THEREIN. ZACKS DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND

EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUND OR TO THE ZACKS MICRO CAP INDEXTM OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ZACKS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUND OR THE ZACKS MICRO CAP INDEXTM, EVEN IF ZACKS IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and the completeness of any of the Underlying Indexes and Underlying Intellidexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes and Underlying Intellidexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes and Underlying Intellidexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes and Underlying Intellidexes even if notified of the possibility of such damages.

Premium/Discount Information

Information on the daily NAV per Share for each Fund can be found at www.invescopowershares.com. Additionally, information regarding how often the Shares of each Fund traded on NYSE Arca or NASDAQ, as applicable, at a price above (at a premium) or below (at a discount) the NAV of the Fund during the prior calendar year and subsequent quarters can be found at www.invescopowershares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies (and companies relying on Sections 3(c)(1) and 3(c)(7) of the 1940 Act) in the securities of other investment companies. However, registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into a participant agreement with the Trust on behalf of a Fund prior to exceeding the limits imposed by Section 12(d)(1). Additionally, each Fund is permitted to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order that the SEC has issued to the Trust. If a Fund relies on this exemptive relief, however, other investment companies may not invest in the Fund beyond the statutory provisions of Section 12(d)(1).

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Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, the Funds and the Shares, you may request a copy of the Trust’s SAI. The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Funds’ investments also is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge, or make shareholder inquiries, please:

Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time

Write:	PowerShares Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173

Visit:	www.invescopowershares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F. Street N.E., Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Funds’ Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-21265.

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PowerShares Exchange-Traded Fund Trust		P-PS-PRO-1
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
www.invescopowershares.com 800.983.0903	@PowerShares

Investment Company Act File No. 811-21265

PowerShares Exchange-Traded Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

Dated August 26, 2016

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus, dated August 26, 2016 for the PowerShares Exchange-Traded Fund Trust (the “Trust”) relating to the series of the Trust listed below (each, a “Fund” and collectively, the “Funds”), as the Prospectus may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
PowerShares Aerospace & Defense Portfolio	NYSE Arca, Inc.	PPA
PowerShares BuyBack Achievers™ Portfolio	NYSE Arca, Inc.	PKW
PowerShares Cleantech™ Portfolio	NYSE Arca, Inc.	PZD
PowerShares Dividend Achievers™ Portfolio	NYSE Arca, Inc.	PFM
PowerShares DWA Basic Materials Momentum Portfolio	NYSE Arca, Inc.	PYZ
PowerShares DWA Consumer Cyclicals Momentum Portfolio	NYSE Arca, Inc.	PEZ
PowerShares DWA Consumer Staples Momentum Portfolio	NYSE Arca, Inc.	PSL
PowerShares DWA Energy Momentum Portfolio	NYSE Arca, Inc.	PXI
PowerShares DWA Financial Momentum Portfolio	NYSE Arca, Inc.	PFI
PowerShares DWA Healthcare Momentum Portfolio	NYSE Arca, Inc.	PTH
PowerShares DWA Industrials Momentum Portfolio	NYSE Arca, Inc.	PRN
PowerShares DWA Momentum Portfolio	NYSE Arca, Inc.	PDP
PowerShares DWA NASDAQ Momentum Portfolio	NYSE Arca, Inc.	DWAQ
PowerShares DWA Technology Momentum Portfolio	NYSE Arca, Inc.	PTF
PowerShares DWA Utilities Momentum Portfolio	NYSE Arca, Inc.	PUI
PowerShares Dynamic Biotechnology & Genome Portfolio	NYSE Arca, Inc.	PBE
PowerShares Dynamic Building & Construction Portfolio	NYSE Arca, Inc.	PKB
PowerShares Dynamic Energy Exploration & Production Portfolio	NYSE Arca, Inc.	PXE
PowerShares Dynamic Food & Beverage Portfolio	NYSE Arca, Inc.	PBJ
PowerShares Dynamic Large Cap Growth Portfolio	NYSE Arca, Inc.	PWB
PowerShares Dynamic Large Cap Value Portfolio	NYSE Arca, Inc.	PWV
PowerShares Dynamic Leisure and Entertainment Portfolio	NYSE Arca, Inc.	PEJ
PowerShares Dynamic Market Portfolio	NYSE Arca, Inc.	PWC
PowerShares Dynamic Media Portfolio	NYSE Arca, Inc.	PBS
PowerShares Dynamic Networking Portfolio	NYSE Arca, Inc.	PXQ
PowerShares Dynamic Oil & Gas Services Portfolio	NYSE Arca, Inc.	PXJ
PowerShares Dynamic Pharmaceuticals Portfolio	NYSE Arca, Inc.	PJP
PowerShares Dynamic Retail Portfolio	NYSE Arca, Inc.	PMR
PowerShares Dynamic Semiconductors Portfolio	NYSE Arca, Inc.	PSI
PowerShares Dynamic Software Portfolio	NYSE Arca, Inc.	PSJ
PowerShares Financial Preferred Portfolio	NYSE Arca, Inc.	PGF
PowerShares FTSE RAFI US 1000 Portfolio	NYSE Arca, Inc.	PRF
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	The NASDAQ Stock Market LLC	PRFZ
PowerShares Global Listed Private Equity Portfolio	NYSE Arca, Inc.	PSP
PowerShares Golden Dragon China Portfolio	NYSE Arca, Inc.	PGJ

Fund	Principal U.S. Listing Exchange	Ticker
PowerShares High Yield Equity Dividend Achievers™ Portfolio	NYSE Arca, Inc.	PEY
PowerShares International Dividend Achievers™ Portfolio	NYSE Arca, Inc.	PID
PowerShares NASDAQ Internet Portfolio	The NASDAQ Stock Market LLC	PNQI
PowerShares Russell 2000 Equal Weight Portfolio	NYSE Arca, Inc.	EQWS
PowerShares Russell 2000 Pure Growth Portfolio	NYSE Arca, Inc.	PXSG
PowerShares Russell 2000 Pure Value Portfolio	NYSE Arca, Inc.	PXSV
PowerShares Russell Midcap Equal Weight Portfolio	NYSE Arca, Inc.	EQWM
PowerShares Russell Midcap Pure Growth Portfolio	NYSE Arca, Inc.	PXMG
PowerShares Russell Midcap Pure Value Portfolio	NYSE Arca, Inc.	PXMV
PowerShares Russell Top 200 Equal Weight Portfolio	NYSE Arca, Inc.	EQWL
PowerShares Russell Top 200 Pure Growth Portfolio	NYSE Arca, Inc.	PXLG
PowerShares Russell Top 200 Pure Value Portfolio	NYSE Arca, Inc.	PXLV
PowerShares S&P 500® BuyWrite Portfolio	NYSE Arca, Inc.	PBP
PowerShares S&P 500® Quality Portfolio	NYSE Arca, Inc.	SPHQ
PowerShares Water Resources Portfolio	NYSE Arca, Inc.	PHO
PowerShares WilderHill Clean Energy Portfolio	NYSE Arca, Inc.	PBW
PowerShares WilderHill Progressive Energy Portfolio	NYSE Arca, Inc.	PUW
PowerShares Zacks Micro Cap Portfolio	NYSE Arca, Inc.	PZI

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, or by calling toll free 800.983.0903. The audited financial statements for each Fund contained in the Trust’s 2016 Annual Report and the related report of PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Trust are incorporated herein by reference in the section “Financial Statements.” No other portions of the Trust’s Annual Report are incorporated by reference in to this SAI.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares of 53 Funds. Each of the Funds (except as indicated below) is “non-diversified” and, as such, each Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. The following Funds are classified as “diversified:” PowerShares Cleantech™ Portfolio, PowerShares Dividend Achievers™ Portfolio, PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Momentum Portfolio, PowerShares DWA NASDAQ Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio, PowerShares DWA Utilities Momentum Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Market Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares S&P 500 BuyWrite Portfolio, PowerShares S&P 500® Quality Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares WilderHill Progressive Energy Portfolio and PowerShares Zacks Micro Cap Portfolio. The shares of each of the Funds are referred to in this SAI as “Shares.”

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its specific benchmark index (each, an “Underlying Index” or “Underlying Intellidex,” as applicable). Invesco PowerShares Capital Management LLC (the “Adviser”), an indirect, wholly owned subsidiary of Invesco Ltd., manages the Funds.

Each Fund issues and redeems Shares at net asset value (“NAV”) only in aggregations of 50,000 Shares (each, a “Creation Unit” or a “Creation Unit Aggregation”). Each Fund issues and redeems Creation Units principally in exchange for a basket of securities included in its Underlying Index or Underlying Intellidex, as applicable (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus certain transaction fees. The Shares of all of the Funds are listed on NYSE Arca, Inc. (“NYSE Arca”), except for the Shares of PowerShares FTSE RAFI US 1500 Small-Mid Portfolio and PowerShares NASDAQ Internet Portfolio, which are listed on The NASDAQ Stock Market LLC (“NASDAQ”) (together with NYSE Arca, the “Exchanges”). Shares trade on the Exchanges at market prices that may be below, at, or above NAV. In the event of the liquidation of a Fund, the Trust may decrease the number of Shares in a Creation Unit.

Each Fund reserves the right to offer creations and redemptions of Shares for cash, although they have no current intention of doing so. In addition, the Funds may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. In each instance of permitting or requiring Creation Units to be exchanged for cash, the Funds may impose transaction fees that will be higher than the transaction fees associated with in-kind creations or redemptions.

EXCHANGE LISTING AND TRADING

There can be no assurance that a Fund will continue to meet the requirements of the Exchanges necessary to maintain the listing of the Fund’s Shares. The Exchanges may, but are not required to, remove the Shares of a Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Fund’s Underlying Index or Underlying Intellidex no longer is calculated or available; or (iii) such other event shall occur or condition shall exist that, in the opinion of the relevant Exchange, makes further dealings on such Exchange inadvisable. The applicable Exchange will remove the Shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchanges, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

In order to provide additional information regarding the indicative value of Shares of the Funds, the Exchanges or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in, or responsible for any aspect of, the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio and PowerShares NASDAQ Internet Portfolio are not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates or subsidiaries (collectively, the Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, those Funds. The Corporations make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in those Funds particularly. The Corporations’ only relationship to the Trust is as a calculation agent for the IIVs for the Shares of PowerShares FTSE RAFI US 1500 Small-Mid Portfolio and PowerShares NASDAQ Internet Portfolio. The Corporations have no liability in connection with the administration, marketing or trading of those Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE DATA ON WHICH THE INDICATIVE OPTIMIZED PORTFOLIO VALUE (“IOPV”) CALCULATIONS ARE BASED OR THE ACTUAL COMPUTATION OF THE VALUE OF THE IOPV, NOR SHALL THE CORPORATIONS BE RESPONSIBLE FOR ANY DELAYS IN THE COMPUTATION OR DISSEMINATION OF THE IOPV VALUES. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE IOPVs OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE IOPVs OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT RESTRICTIONS

Investment Restrictions

The Funds have adopted as fundamental policies the investment restrictions numbered (1) through (14) below, except that restrictions (1) and (2) only apply to those Funds classified as “diversified” Funds, as listed above in the section “General Description of the Trust and the Funds.” Except as noted in the prior sentence or as otherwise noted below, each Fund, as a fundamental policy, may not:

(1) As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities).

(2) As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

(3) With respect to the PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(4) With respect to the PowerShares Aerospace & Defense Portfolio, PowerShares BuyBack Achievers™ Portfolio, PowerShares Cleantech™ Portfolio, PowerShares Dividend Achievers™ Portfolio, PowerShares DWA Momentum Portfolio, PowerShares DWA Basic Materials Momentum Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares DWA Technology Momentum Portfolio, PowerShares DWA Utilities Momentum Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares High Yield Equity Dividend Achievers Portfolio, PowerShares International Dividend Achievers Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares NASDAQ Internet Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares S&P 500 BuyWrite Portfolio, PowerShares S&P 500® Quality Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares WilderHill Progressive Energy Portfolio and PowerShares Zacks Micro Cap Portfolio, invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the respective Underlying Index or Underlying Intellidex that the Fund replicates, concentrates in an industry or group of industries. The PowerShares Water Resources Portfolio will invest at least 25% of the value of its total assets in the water industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(5) With respect to PowerShares Russell Top 200 Pure Growth Portfolio and PowerShares Russell Top 200 Pure Value Portfolio, invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(6) With respect to the PowerShares Dynamic Market Portfolio, PowerShares DWA NASDAQ Momentum Portfolio, PowerShares Golden Dragon China Portfolio and PowerShares High Yield Equity Dividend Achievers™ Portfolio, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(7) With respect to the PowerShares Aerospace & Defense Portfolio, PowerShares Cleantech™ Portfolio, PowerShares Dividend Achievers™ Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Large Cap Growth Portfolio,

PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares DWA Utilities Momentum Portfolio, PowerShares FTSE RAFI US 1000, PowerShares International Dividend Achievers™ Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares S&P 500 Quality Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares Zacks Micro Cap Portfolio, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(8) With respect to the PowerShares BuyBack Achievers™ Portfolio, PowerShares DWA Momentum Portfolio, PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares NASDAQ Internet Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares S&P 500 BuyWrite Portfolio and PowerShares WilderHill Progressive Energy Portfolio, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(9) With respect to the PowerShares Russell Top 200 Pure Growth Portfolio and PowerShares Russell Top 200 Pure Value Portfolio, borrow money, except that the Fund may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

(10) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(11) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(12) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(13) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(14) Issue senior securities, except as permitted under the 1940 Act.

Except for restrictions (6), (7), (8), (9), (11) (ii) and (iii) and (14), if a Fund adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restrictions (6), (7), (8), (9), (11) (ii) and (iii) and (14), in the event that a Fund’s borrowings, repurchase agreements and loans of portfolio securities at any time exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received), less the Fund’s liabilities (other than borrowings or loans) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings, repurchase agreements and loans of portfolio securities to an extent that such borrowings, repurchase agreements and loans of portfolio securities will not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans).

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a “majority of the Fund’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s Shares present at a meeting, if the holders of more than 50% of the Fund’s Shares are present or represented by proxy, or (ii) more than 50% of the Fund’s Shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund also is subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Each Fund may not:

(1) Except for PowerShares Russell Top 200 Pure Growth Portfolio and PowerShares Russell Top 200 Pure Value Portfolio, sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2) With respect to PowerShares Russell Top 200 Pure Growth Portfolio and PowerShares Russell Top 200 Pure Large Value Portfolio, sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost.

(3) Except for PowerShares Russell Top 200 Pure Growth Portfolio and PowerShares Russell Top 200 Pure Value Portfolio, purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(4) With respect to PowerShares Russell Top 200 Pure Growth Portfolio and PowerShares Russell Top 200 Pure Value Portfolio, purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

(5) With respect to PowerShares Global Listed Private Equity Portfolio, purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(6) Except for PowerShares Global Listed Private Equity Portfolio, purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

(7) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(8) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

(9) With respect to the PowerShares Dynamic Market Portfolio, PowerShares DWA NASDAQ Momentum Portfolio, PowerShares Golden Dragon China Portfolio and PowerShares High Yield Equity Dividend Achievers™ Portfolio, enter into futures contracts or related options if more than 30% of the Fund’s net assets would be represented by such instruments or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

The investment objective of each Fund is a non-fundamental policy that can be changed by the Board without approval by shareholders upon 60 days’ written notice to shareholders.

In accordance with the 1940 Act, each Fund (except PowerShares BuyBack Achievers™ Portfolio, PowerShares DWA Momentum Portfolio, PowerShares Dynamic Market Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares DWA NASDAQ Momentum Portfolio PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell 2000 Equal Weight Portfolio,

PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, and PowerShares S&P 500® Quality Portfolio) has adopted a policy to invest at least 80% of the value of its total assets in certain types of securities (e.g., securities of companies of a particular size of capitalization, such as small-, mid-, or large-cap securities) or in securities of companies operating in a particular industry or economic sector (e.g., securities of energy, technology or healthcare companies) that is suggested by the Fund’s name (for each such Fund, an “80% investment policy”). Each Fund with an 80% investment policy considers the securities suggested by its name to be those securities that comprise its respective Underlying Index or Underlying Intellidex. Therefore, each Fund with an 80% investment policy anticipates meeting its 80% investment policy because the terms of the Trust’s exemptive relief already requires each Fund to invest at least 90% of the value of its total assets in the applicable type of securities that comprise its respective Underlying Index or Underlying Intellidex. The 80% investment policy for each of these Funds is a non-fundamental policy, and each Fund will provide its shareholders with at least 60 days’ prior written notice of any change to its 80% investment policy. If, subsequent to an investment, a Fund invests less than 80% of its total assets pursuant to its 80% investment policy, that Fund will make future investments in securities that satisfy the policy.

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

Each Fund’s investment objective is to seek investment results that generally correspond, before fees and expenses, to the price and yield of its respective Underlying Index or Underlying Intellidex. Each Fund seeks to achieve its investment objective by investing primarily in securities that comprise its Underlying Index or Underlying Intellidex. Each Fund operates as an index fund and will not be actively managed. Each Fund (except PowerShares Financial Preferred Portfolio) generally invests in all of the securities comprising its Underlying Index or Underlying Intellidex in proportion to the weightings of the securities in the Underlying Index or Underlying Intellidex, although any Fund may use sampling techniques for the purpose of complying with regulatory or investment restrictions or when sampling is deemed appropriate to track an Underlying Index or Underlying Intellidex. PowerShares Financial Preferred Portfolio generally uses a “sampling” methodology to seek to achieve its investment objective. Funds using a sampling methodology may not be as well correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in such Underlying Index.

Investment Risks

A discussion of each Fund’s principal risks associated with an investment in the Funds is contained in the Funds’ Prospectus in the “Summary Information—Principal Risks of Investing in the Fund” and “Additional Information About the Funds’ Strategies and Risks—Principal Risks of Investing in the Funds” and “—Additional Risks of Investing in the Funds” sections. The discussion below supplements, and should be read in conjunction with, these sections.

An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

An investment in a Fund also should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities, and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The Funds are not actively managed, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities a Fund holds unless the respective index provider removes the securities of such issuer from its respective Underlying Index or Underlying Intellidex.

Correlation and Tracking Error. Correlation measures the degree of association between the returns of a Fund and its Underlying Index or Underlying Intellidex. Each Fund seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Underlying Index or Underlying Intellidex; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at each Fund’s fiscal year-end by comparing the Fund’s average monthly total returns, before fees and expenses, to its Underlying Index’s or Underlying Intellidex’s average monthly total returns over the prior one-year period (or since inception if the Fund has been in existence for less than one year). Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index or Underlying Intellidex is to assess the “tracking error” between the two. Tracking error means the variation between each Fund’s annual return and the return of its Underlying Index or Underlying Intellidex, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over one-year period(s), by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s or Underlying Intellidex’s returns.

An investment in each Fund also should be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index or Underlying Intellidex because the total return the securities generate will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index or Underlying Intellidex. In addition, the use of a representative sampling approach (which may arise for a number of reasons, including a large number of securities within an Underlying Index or Underlying Intellidex, or the limited assets of a Fund) may cause a Fund not to be as well correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in such Underlying Index. It is also possible that, for short periods of time, a Fund may not replicate fully the performance of its Underlying Index or Underlying Intellidex due to the temporary unavailability of certain Underlying Index or Underlying Intellidex securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time, because the Fund is required to correct such imbalances by means of adjusting the composition of its portfolio holdings. It also is possible that the composition of a Fund may not replicate exactly the composition of its respective Underlying Index or Underlying Intellidex if the Fund has to adjust its portfolio holdings to continue to qualify as a “regulated investment company” (a “RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Common Stocks and Other Equity Securities. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Lending Portfolio Securities. From time to time, certain Funds (as the Adviser shall so determine) may lend their portfolio securities (principally to brokers, dealers or other financial institutions) to generate additional income. Such loans are callable at any time and are secured continuously by segregated cash collateral equal to at least 102% (105% for international securities) of the market value, determined daily, of the loaned securities. A Fund may lend portfolio securities to the extent of one-third of its total assets. A Fund will lend its securities only to parties that the Adviser has determined are in good standing and when, in the Adviser’s judgment, the potential income earned would justify the risks.

A Fund will not have the right to vote securities while they are on loan, but it will recall securities on loan if the Adviser determines that the shareholder meeting is called for purposes of voting on material events that could have a material impact on a Fund’s loaned securities and for which the vote could be material to a Fund. A Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If a Fund is not able to recover the securities loaned, a Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to operational risk (the risk of loss resulting from errors in the settlement and accounting process) and “gap risk” (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).

Any cash received as collateral for loaned securities will be invested, in accordance with the investment guidelines of a Fund, in an affiliated money market fund. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, a Fund will consider the loaned securities and any collateral received as assets of a Fund. A Fund will bear any loss on the investment of cash collateral. A Fund may have to pay the borrower a fee based on the amount of cash collateral.

For a discussion of the federal income tax considerations relating to lending portfolio securities, see “Taxes—Securities Lending.”

Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which a Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the custodian will hold the securities underlying the repurchase agreement at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Funds intend to use the reverse repurchase technique only when the Adviser believes it will be advantageous to a Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The custodian bank will maintain a separate account for a Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s or, if unrated, of comparable quality as the Adviser determines; (iv) repurchase agreements; and (v) money market mutual funds, including affiliated money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

U.S. Government Obligations. Each Fund may invest in short-term U.S. government obligations. Short-term obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity.

Short-term obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association (“SLMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau (“FFCB”), are supported only by the credit of the instrumentality. In 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship.

Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the U.S. Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). The U.S. Government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

The U.S. Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, a Fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

Other Investment Companies. Each Fund may invest in the securities of other investment companies, including ETFs, non-exchange traded U.S. registered open-end investment companies (mutual funds), closed-end investment companies, or non-U.S. investment companies traded on foreign exchanges, beyond the limits permitted under the 1940 Act, subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust in 2012 pursuant to Section 12(d)(2)(J) of the 1940 Act (the “2012 Order”). Absent such exemptive relief, the Funds’ investments in investment companies would be limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of a Fund’s total assets of investment companies in the aggregate. However, as a non-fundamental restriction, no Fund (except PowerShares Global Listed Private Equity Portfolio) may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

Under the pertinent terms of the 2012 Order, each Fund may invest in registered investment companies in excess of the limitations imposed by Sections 12(d)(1)(A) and 12(d)(1)(C) of the 1940 Act. The total amount of securities held by a Fund, both individually and when aggregated with all other shares of the acquired fund held by other registered investment companies or private investment pools advised by the Adviser or its affiliates (as well as shares held by the Adviser and its affiliates) cannot exceed 25% of the outstanding voting securities of the acquired investment company, and the none of these entities (including the Fund) may individually or collectively exert a controlling influence over the acquired investment company. A Fund may not rely on the 2012 Order to acquire an investment company that itself has ownership of investment company shares in excess of the limitations contained in Section 12(d)(1)(A) of the 1940 Act. To the extent necessary to comply with the provisions of the 1940 Act or the 2012 Order, on any matter upon which an underlying investment company’s shareholders are solicited to vote, the Adviser of that Fund will vote the underlying investment company shares in the same general proportion as shares held by other shareholders of the underlying investment company.

In addition, the Trust has previously obtained exemptive relief in 2007 that allows other investment companies to acquire shares of the Trust in excess of the limitations imposed by Section 12(d)(1)(A) (the “2007 Order”). This relief is conditioned on those acquiring funds obtaining a participation agreement signed by both the acquiring fund and the Fund that it wishes to acquire in excess of the 12(d)(1)(A) limitations. No Fund that relies on the 2012 Order will enter into a participation agreement pursuant to the 2007 Order, and no Fund that has a signed participation agreement in effect pursuant to the 2007 Order will rely on the 2012 Order.

Real Estate Investment Trusts (“REITs”). Each Fund may invest in the securities of REITs, which pool investors’ funds for investments primarily in real estate properties, to the extent allowed by law. Investment in REITs may be the most practical available means for a Fund to invest in the real estate industry. As a shareholder in a REIT, a Fund would bear its ratable share of the REIT’s expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect would be absorbing duplicate levels of fees with respect to investments in REITs. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties to generate cash flow from rental income and gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings, self-storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. A Fund may invest in both publicly and privately traded REITs.

A Fund conceivably could own real estate directly as a result of a default on the securities it owns. Therefore, a Fund may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the values of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operated expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs depend upon management skill, are not diversified and therefore are subject to the risk of financing single or a limited number of projects. REITs also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for conduit income tax treatment under the Internal Revenue Code and/or failing to maintain an exemption from the 1940 Act. Changes in interest rates also may affect the value of debt securities held by the Funds. By investing in REITs indirectly through the Funds, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Warrants and Rights. The Funds may invest in warrants or rights (other than those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed income stream with generally higher yields than those of common stock of the same or similar issuers, which tends to decrease in value when interest rates rise.

Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities.

Structured Notes. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that a Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. Each Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, an adequate level of liquidity is being maintained, and will consider taking appropriate steps in order to maintain adequate liquidity if, through a change in values, net assets, or other circumstances, more than 15% of the Fund’s net assets are held in illiquid securities or other illiquid assets. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Borrowing. Each Fund may borrow money from a bank or another person up to limits set forth in the section “Investment Restrictions” to meet shareholder redemptions, for temporary or emergency purposes and for other lawful purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. Borrowing also may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations to repay borrowed monies. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on its NAV of any increase or decrease in the market value of a Fund’s portfolio securities.

Derivatives Risk. The Funds may invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying asset, index, interest rate or currency exchange rate. Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The counterparty to a derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in a Fund that invests in derivatives may change quickly and without warning.

For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If a Fund uses derivatives to “hedge” a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the portfolio of the Fund. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

Leverage Risk. The use of derivatives may give rise to a form of leverage. Leverage may cause the portfolios of the Funds to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by a Fund.

Futures and Options. Each Fund may enter into U.S. futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index or Underlying Intellidex, to facilitate trading or to reduce transaction costs. Each Fund only will enter into futures contracts and options on futures contracts that are traded on a U.S. exchange. Each Fund will not use futures or options for speculative purposes.

A call option gives a holder the right to purchase a specific security or an index at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer,” i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Each Fund may enter into futures contracts to purchase security indices when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. The custodian will segregate assets committed to futures contracts to the extent required by law.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be affected.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate each Fund’s existing position in the contract.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while each Fund would utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index or Underlying Intellidex. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) potentially is unlimited. No Fund plans to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

The Funds’ use of futures and options on futures involves the risk of imperfect or even negative correlation to their respective Underlying Index or Underlying Intellidex if the index underlying the futures contract differs from the Underlying Index or Underlying Intellidex.

The Funds also risk loss of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is minimized substantially because (a) of the regulatory requirement that the broker has to “segregate” customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Swap Agreements. Each Fund may enter into swap agreements. PowerShares Global Listed Private Equity Portfolio is the only Fund currently using swap agreements, including total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements usually will be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the Counterparty will default on its obligations. If such a default were to occur, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.

Total return swaps could result in losses for a Fund if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. A Fund may lose money in a total return swap if the Counterparty fails to meet its obligations.

In the event that Fund uses a swap agreement, it will earmark or segregate assets in the form of cash and/or cash equivalents in an amount equal to the aggregate market value of the swaps of which it is the seller, marked-to-market on a daily basis.

Restrictions on the Use of Futures Contracts, Options on Futures Contracts and Swaps. Rule 4.5 of the Commodity Exchange Act (“CEA”) significantly limits the ability of certain regulated entities, including registered investment companies such as the Trust, to rely on an exclusion that would exempt its investment adviser from having to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”). However, under Rule 4.5, the investment adviser of a registered investment company may claim exclusion from registration as a CPO only if the registered investment company that it advises uses futures contracts solely for “bona fide hedging purposes” or limits its use of futures contracts for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions with respect to futures contracts do not exceed 5% of the liquidation value of the registered investment company’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the registered investment company’s portfolio (taking into account unrealized profits and unrealized losses on any such positions). The Adviser has claimed exclusion on behalf of each Fund under Rule 4.5, which effectively limits the Funds’ use of futures, options on futures, swaps, or other commodity interests. Each of the Funds currently intends to comply with the terms of Rule 4.5 so as to avoid regulation as a commodity pool, and as a result, the ability of each Fund to utilize futures, options on futures, swaps, or other commodity interests may be limited in accordance with the terms of the rule, as well as any limits set forth in the Funds’ Prospectus and this SAI. Each Fund therefore is not subject to CFTC registration or regulation as a commodity pool. In addition, the Adviser is relying upon a related exclusion exempting it from being required to register as a “commodity trading advisor” under the CEA and the rules of the CFTC with respect to each Fund.

The terms of the CPO exclusion require each Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. Each Fund is permitted to invest in these instruments as described in this SAI. However, each Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Funds, their investment strategies or the Prospectus.

While not anticipated, should a Fund invest in futures contracts for purposes that are not solely for “bona fide hedging” in excess of the limitations imposed by Rule 4.5, such Fund may be subject to regulation under the CEA and CFTC Rules as a commodity pool. Registration as a commodity pool may have negative effects on the ability of a Fund to engage in its planned investment program, while registration as a CPO imposes additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.

Cybersecurity Risk. The Funds, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

PORTFOLIO TURNOVER

For the fiscal year ended April 30, 2016, the portfolio turnover rate for each of the following Funds varied significantly from such Fund’s portfolio turnover rate for the fiscal year ended April 30, 2015 due to the application of such Fund’s respective Underlying Index or Underlying Intellidex methodology:

PowerShares DWA Utilities Momentum Portfolio

PowerShares DWA Momentum Portfolio

PowerShares Golden Dragon Portfolio

PowerShares Russell 2000 Equal Weight Portfolio

PowerShares Russell 2000 Pure Growth Portfolio

PowerShares Russell 2000 Pure Value Portfolio

PowerShares Russell Midcap Equal Weight Portfolio

PowerShares Russell Midcap Pure Growth Portfolio

PowerShares Russell Midcap Pure Value Portfolio

PowerShares Russell Top 200 Equal Weight Portfolio

PowerShares Russell Top 200 Pure Growth Portfolio

PowerShares Russell Top 200 Pure Value Portfolio

PowerShares S&P 500® Quality Portfolio

PowerShares Water Resources Portfolio

DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters.

The Trust’s Forms N-Q and Forms N-CSR are available on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q and Forms N-CSR also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Trust’s Forms N-Q and Forms N-CSR are available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Funds’ portfolio holdings. The Board must approve all material amendments to this policy.

The Funds’ portfolio holdings are disseminated publicly each day that the Funds are open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is disseminated publicly each day prior to the opening of the Exchanges via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each Fund. The Trust, the Adviser and The Bank of New York Mellon (“BNYM” or the “Administrator”) will not disseminate non-public information concerning the Trust.

Access to information concerning the Funds’ portfolio holdings may be permitted at other times to personnel of third-party service providers, including the Funds’ custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Funds.

MANAGEMENT

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Trust currently has eight Trustees. Seven Trustees are not “interested,” as that term is defined in the 1940 Act, and have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser (the “Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (defined below) that they oversee and other directorships, if any, that they hold are shown below. The “Fund Complex” includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the “Fund Family” consists of the Trust and four other exchange-traded fund trusts advised by the Adviser.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	125	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	125	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	125	None

Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	125	None

Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	125	None

Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (A division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	125	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall& Ilsley Corp. (bank holding company) (1995-2006).	125	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The Interested Trustee of the Trust, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee in Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E. Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Holding Company (US), Inc., Invesco Finance, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc., and Invesco Asset Management (Bermuda) Ltd.; Executive Vice President; Invesco Investment (Bermuda) Ltd., Manager, Horizon Flight Works LLC; Director and Secretary, Invesco Services (Bahamas) Private Limited; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	125	None

*	This is the date the Interested Trustee began serving the Trust. The Trustee serves an indefinite term, until his successor is elected.

The executive officers of the Trust, their term of office and length of time served and their principal business occupations during at least the past five years are shown below:

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer and Principal Executive Officer (2016 – Present) and Managing Director, Invesco PowerShares Capital Management LLC (2013-Present); Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present);

Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer – Investment Pools,, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Christopher Joe—1969 Invesco PowerShares Capital Management LLC 11 Greenway Plaza Suite 1000 Houston, TX 77046	Chief Compliance Officer	Since 2012	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2015-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013); U.S. Compliance Director, Invesco, Ltd. (2006-2014) and Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-2015).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President, and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal, (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren — 1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present);

Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

*	This is the date an Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

For each Trustee, the dollar range of equity securities that the Trustee beneficially owned in the Trust and in all registered investment companies overseen by the Trustee as of December 31, 2015 is shown below.

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Aerospace & Defense Portfolio	Dollar Range of Equity Securities in the PowerShares BuyBack Achievers™ Portfolio	Dollar Range of Equity Securities in the PowerShares Cleantech™ Portfolio	Dollar Range of Equity Securities in the PowerShares Dividend Achievers™ Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	Over $100,000	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim	None	None	None	None
Philip M. Nussbaum	None	None	None	Over $100,000
Gary R. Wicker	None	None	None	None
Donald H. Wilson	None	None	None	None
Kevin M. Carome (Interested)	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the PowerShares DWA Basic Materials Momentum Portfolio	Dollar Range of Equity Securities in the PowerShares DWA Consumer Cyclicals Momentum Portfolio	Dollar Range of Equity Securities in the PowerShares DWA Consumer Staples Momentum Portfolio	Dollar Range of Equity Securities in the PowerShares DWA Energy Momentum Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	$50,001-$100,000	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim	None	None	None	Over $100,000
Philip M. Nussbaum	None	None	None	None
Gary R. Wicker	None	None	None	$10,001-$50,000
Donald H. Wilson	None	None	None	None
Kevin M. Carome (Interested)	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the PowerShares DWA Financial Momentum Portfolio	Dollar Range of Equity Securities in the PowerShares DWA Healthcare Momentum Portfolio	Dollar Range of Equity Securities in the PowerShares DWA Industrials Momentum Portfolio	Dollar Range of Equity Securities in the PowerShares DWA Momentum Portfolio
Ronn R. Bagge	None	None	None	Over $100,000
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim	None	None	None	None
Philip M. Nussbaum	Over $100,000	None	None	None
Gary R. Wicker	None	None	None	None
Donald H. Wilson	None	None	None	None
Kevin M. Carome (Interested)	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the PowerShares DWA NASDAQ Momentum Portfolio	Dollar Range of Equity Securities in the PowerShares DWA Technology Momentum Portfolio	Dollar Range of Equity Securities in the PowerShares DWA Utilities Momentum Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Biotechnology & Genome Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Gary R. Wicker	None	None	None	None
Donald H. Wilson	None	None	None	None
Kevin M. Carome (Interested)	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Dynamic Building & Construction Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Energy Exploration & Production™ Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Food & Beverage Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Large Cap Growth Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim	None	$10,001-$50,000	None	None
Philip M. Nussbaum	None	None	None	None
Gary R. Wicker	None	$10,001-$50,000	None	None
Donald H. Wilson	None	None	None	Over $100,000
Kevin M. Carome (Interested)	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Dynamic Large Cap Value Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Leisure and Entertainment Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Market Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Media Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	$50,001-$100,000	None
Marc M. Kole	Over $100,000	None	None	None
Yung Bong Lim	None	None	Over $100,000	None
Philip M. Nussbaum	None	None	Over $100,000	None
Gary R. Wicker	$10,001-$50,000	None	None	None
Donald H. Wilson	Over $100,000	None	None	None
Kevin M. Carome (Interested)	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Dynamic Networking Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Oil & Gas Services Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Pharmaceuticals Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Retail Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Gary R. Wicker	None	None	None	None
Donald H. Wilson	None	None	None	None
Kevin M. Carome (Interested)	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Dynamic Semiconductors Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Software Portfolio	Dollar Range of Equity Securities in the PowerShares Financial Preferred Portfolio	Dollar Range of Equity Securities in the PowerShares FTSE RAFI US 1000 Portfolio
Ronn R. Bagge	None	None	$50,001-$100,000	None
Todd J. Barre	None	None	None	$50,001-$100,000
Marc M. Kole	None	None	None	None
Yung Bong Lim	None	None	None	Over $100,000
Philip M. Nussbaum	None	None	None	Over $100,000
Gary R. Wicker	None	None	None	$50,001-$100,000
Donald H. Wilson	None	None	None	None
Kevin M. Carome (Interested)	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	Dollar Range of Equity Securities in the PowerShares Global Listed Private Equity Portfolio	Dollar Range of Equity Securities in the PowerShares Golden Dragon China Portfolio	Dollar Range of Equity Securities in the PowerShares High Yield Equity Dividend AchieversTM Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	$50,001-$100,000	$50,001-$100,000	None	None
Marc M. Kole	$10,001-$50,000	None	None	None
Yung Bong Lim	$50,001-$100,000	None	None	None
Philip M. Nussbaum	None	None	None	None
Gary R. Wicker	None	None	None	None
Donald H. Wilson	None	None	None	$1-$10,000
Kevin M. Carome (Interested)	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the PowerShares International Dividend Achievers™ Portfolio	Dollar Range of Equity Securities in the PowerShares NASDAQ Internet Portfolio	Dollar Range of Equity Securities in the PowerShares Russell Top 200 Equal Weight Portfolio	Dollar Range of Equity Securities in the PowerShares Russell Top 200 Pure Growth Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	$50,001-$100,000	None
Marc M. Kole	$10,001-$50,000	None	None	None
Yung Bong Lim	Over $100,000	None	None	None
Philip M. Nussbaum	Over $100,000	None	None	None
Gary R. Wicker	$50,001-$100,000	None	None	None
Donald H. Wilson	None	None	None	None
Kevin M. Carome (Interested)	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Russell Top 200 Pure Value Portfolio	Dollar Range of Equity Securities in the PowerShares Russell Midcap Equal Weight Portfolio	Dollar Range of Equity Securities in the PowerShares Russell Midcap Pure Growth Portfolio	Dollar Range of Equity Securities in the PowerShares Russell Midcap Pure Value Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim	None	None	None	None
Philip M. Nussbaum	None	None	Over-$100,000	None
Gary R. Wicker	None	Over $100,000	None	None
Donald H. Wilson	None	None	None	None
Kevin M. Carome (Interested)	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Russell 2000 Equal Weight Portfolio	Dollar Range of Equity Securities in the PowerShares ^ Russell 2000 Pure Growth Portfolio	Dollar Range of Equity Securities in the PowerShares ^ Russell 2000 Pure Value Portfolio	Dollar Range of Equity Securities in the PowerShares S&P 500 BuyWrite Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim	None	None	None	None
Philip M. Nussbaum	None	None	Over-$100,000	None
Gary R. Wicker	None	None	None	None
Donald H. Wilson	None	None	$10,001-$50,000	None
Kevin M. Carome (Interested)	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares S&P 500® Quality Portfolio	Dollar Range of Equity Securities in the PowerShares Water Resources Portfolio	Dollar Range of Equity Securities in the PowerShares WilderHill Clean Energy Portfolio	Dollar Range of Equity Securities in the PowerShares WilderHill Progressive Energy Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Gary R. Wicker	$10,001-$50,000	None	None	None
Donald H. Wilson	None	$1-$10,000	None	None
Kevin M. Carome (Interested)	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Zacks MicroCap Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Ronn R. Bagge	None	Over $100,000
Todd J. Barre	None	Over $100,000
Marc M. Kole	None	Over $100,000
Yung Bong Lim	None	Over $100,000
Philip M. Nussbaum	None	Over $100,000
Gary R. Wicker	None	Over $100,000
Donald H. Wilson	None	Over $100,000
Kevin M. Carome (Interested)	None	Over $100,000

The dollar range of Shares for Mr. Bagge, Mr. Lim and Mr. Nussbaum includes Shares of certain Funds in which each of Mr. Bagge, Mr. Lim and Mr. Nussbaum is deemed to be invested pursuant to the Trust’s deferred compensation plan (“DC Plan”), which is described below.

As of December 31, 2015, as to each Independent Trustee and his immediate family members, no person owned, beneficially or of record, securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Board and Committee Structure. As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for each Fund, under the investment advisory agreement, as amended and restated, between the Adviser and the Trust, on behalf of each Fund (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings five times a year, and may meet more often as required. During the Trust’s fiscal year ended April 30, 2016, the Board held six meetings.

The Board has three standing committees, the Audit Committee, the Investment Oversight Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Messrs. Kole (Chair), Wicker and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements, and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls over financial reporting. During the Trust’s fiscal year ended April 30, 2016, the Audit Committee held seven meetings.

Messrs. Bagge, Barre, Lim (Chair) and Nussbaum currently serve as members of the Investment Oversight Committee. The Investment Oversight Committee has the responsibility, among other things, (i) to review fund investment performance, including tracking error and correlation to a Fund’s underlying index, (ii) to review any proposed changes to a Fund’s investment policies, comparative benchmark indices or underlying index, and (iii) to review a Fund’s market trading activities and portfolio transactions. During the Trust’s fiscal year ended April 30, 2016, the Investment Oversight Committee held four meetings.

Messrs. Bagge (Chair), Barre, Kole, Lim, Nussbaum, Wicker and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption “Shareholder Communications.” During the Trust’s fiscal year ended April 30, 2016, the Nominating and Governance Committee held four meetings.

Mr. Wilson, one of the Independent Trustees, serves as the chair of the Board (the “Independent Chair”). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, the Adviser and other service providers with respect to Board matters. The Chairs of the Audit Committee, Investment Oversight Committee and Nominating and Governance Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to the respective Committee. The Board believes that its current leadership structure is appropriate taking into account the assets and number of Funds overseen by the Trustees, the size of the Board and the nature of the Funds’ business, as the Interested Trustees and officers of the Trust provide the Board with insight as to the daily management of the Funds while the Independent Chair promotes independent oversight of the Funds by the Board.

Risk Oversight. Each Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of a Fund, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding a Fund’s investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, a Fund’s investment objective, policies and restrictions, and reviews any areas of non-compliance with a Fund’s investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to those qualities and based on each Trustee’s experience, qualifications and attributes and the Trustees’ combined contributions to the Board, the following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He served as Assistant Professor of Business at Trinity Christian College from 2010 to 2016. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2006, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome’s senior executive position with Invesco Ltd.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee since 2008. He has been the Senior Director of Finance of By The Hand Club for Kids since 2015. Previously, he was the Chief Financial Officer of Hope Network from 2008 to 2012, and he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Senior Vice President of Finance of United Healthcare from 2004 to 2005, Chief Accounting Officer and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004 and Audit Partner at Arthur Anderson LLP from 1996 to 2000. The Board of the Trust has determined that Mr. Kole is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Lim has served as a trustee with the Fund Family since 2013 and Chairman of the Investment Oversight Committee since 2014. He has been a Managing Partner of Residential Dynamics Group LLC since 2008. Previously, he was a Managing Director and the Head of the Securitized Products Group of Citadel Investment Group, L.L.C. (1999-2007). Prior to his employment with Citadel Investment Group, L.L.C., he was a Managing Director with Salomon Smith Barney. The Board considered the executive, financial and operations experience that Mr. Lim has gained over the course of his career and through his financial industry experience.

Mr. Nussbaum has served as a trustee with the Fund Family since 2003. He has served as the Chairman of Performance Trust Capital Partners since 2004 and was the Executive Vice President of Finance from 1994 to 1999. Mr. Nussbaum also served as Managing Director of the Communication Institute from 2002 to 2003. Prior to joining Performance Trust Capital Partners in 1994, he was a Vice President at Clayton Brown & Associates. Before that, he was a senior examiner with the Financial Markets Unit of the Federal Reserve Bank of Chicago. The Board considered the executive, financial, investment and operations experience that Mr. Nussbaum has gained over the course of his career and through his financial industry experience.

Mr. Wicker has served as a trustee with the Fund Family since 2013. He has served as Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries since 2013. Previously, he was the Executive Vice President and Chief Financial Officer of Zondervan Publishing from 2007 to 2012. Prior to his employment with Zondervan Publishing, he held various positions with divisions of The Thomson Corporation, including Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999). Prior to that, Mr. Wicker was Senior Manager in the Audit and Business Advisory Services Group of Price Waterhouse (1985-1996). The Board of the Trust has determined that Mr. Wicker is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wicker has gained over the course of his career and through his financial industry experience.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair since 2012. He also served as lead Independent Trustee in 2011. He has served as the Chairman and Chief Executive Officer of Stone Pillar Advisors, Ltd. since 2010. Previously, he was the Chairman, President and Chief Executive Officer of Community Financial Shares, Inc. and its subsidiary, Community Bank—Wheaton/Glen Ellyn (2013-2015). He also was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. The Board of the Trust has determined that Mr. Wilson is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees’ principal occupations during the past five years or more are shown in the above table.

For his services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee receives an annual retainer of $225,000 (the “Retainer”). The Retainer is allocated half pro rata among all the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Mr. Wilson receives an additional $70,000 per year for his service as the Independent Chair, allocated in the same manner as the Retainer. The chair of the Audit Committee receives an additional fee of $25,000 per year and the chairs of the Nominating and Governance Committee and Investment Oversight Committee each receive an additional fee of $15,000 per year, each allocated in the same manner as the Retainer. Effective January 1, 2016, the Retainer increased to $250,000. Also effective January 1, 2016, the additional fee for the Independent Chair increased to $78,000, the additional fee for the chair of the Audit Committee increased to $28,000 and the additional fees for the chairs of the Nominating and Governance Committee and the Investment Oversight Committee each increased to $17,000. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Trust’s DC Plan allows each Independent Trustee to defer payment of all or a portion of the fees that the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return on one to five of the funds of PowerShares Exchange-Traded Fund Trust II or the Trust that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of the Funds. The Independent Trustees are not eligible for any pension or profit sharing plan in their capacity as Trustees.

The following sets forth the fees paid to each Trustee for the fiscal year ended April 30, 2016:

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex (1)
Independent Trustees
Ronn R. Bagge	$107,598	N/A	$249,000
Todd J. Barre	$100,829	N/A	$233,333
Marc M. Kole	$112,063	N/A	$259,334
Yung Bong Lim	$107,598	N/A	$249,000
Philip M. Nussbaum	$100,829	N/A	$233,333
Gary R. Wicker	$100,829	N/A	$233,333
Donald H. Wilson	$132,229	N/A	$306,000
Interested Trustee
Kevin M. Carome	N/A	N/A	N/A

(1)	The amounts shown in this column represent the aggregate compensation paid by all of the funds of the trusts in the Fund Family for the fiscal year ended April 30, 2016, before deferral by the Trustees under the DC Plan. For the fiscal year April 30, 2016, Mr. Bagge deferred 10% of his compensation and each of Mr. Lim and Mr. Nussbaum deferred 100% of his compensation, which amounts are reflected in the above table.

As of the date of this SAI, the Trustees and officers of the Trust, as a group, owned less than 1% of each Fund’s outstanding Shares.

Principal Holders and Control Persons. The following table sets forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund’s outstanding equity securities as of August 3, 2016:

POWERSHARES AEROSPACE & DEFENSE PORTFOLIO

Name & Address	% Owned
The Bank of New York Mellon One Wall Street New York, NY 10286	16.75%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.41%

First Clearing LLC 901 E. Byrd Street Richmond, VA 23219	7.02%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.22%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.74%

National Financial Services LLC 200 Liberty Street New York, NY 10281	5.82%

Name & Address	% Owned
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	5.46%

National Financial Services LLC 200 Liberty Street New York, NY 10281	5.82%

Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	5.83%

POWERSHARES BUYBACK ACHIEVERS™ PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.28%

LPL Financial Corporation One Beacon Street Boston, MA 02108	5.84%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	10.79%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.65%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.63%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.96%

POWERSHARES CLEANTECH™ PORTFOLIO

Name & Address	% Owned
Bank of America, NA/GWIM Trust
100 North Tryon Street
Charlotte, NC 28255	5.35%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.74%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.81%

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.67%

National Financial Services LLC 200 Liberty Street New York, NY 10281	13.23%

POWERSHARES DIVIDEND ACHIEVERS™ PORTFOLIO

Name & Address	% Owned
The Bank of New York Mellon One Wall Street New York, NY 10286	11.78%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.39%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	9.84%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.72%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.73%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.99%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.87%

POWERSHARES DWA BASIC MATERIALS MOMENTUM PORTFOLIO

Name & Address	% Owned
Bank of New York
225 Liberty Street
New York, NY 10286	25.84%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.70%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	8.38%

Name & Address	% Owned
Folio Investing
8180 Greensboro Drive
McLean, VA 22102	10.87%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.05%

National Financial Services LLC 200 Liberty Street New York, NY 10281	5.40%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.06%

POWERSHARES DWA CONSUMER CYCLICALS MOMENTUM PORTFOLIO

Name & Address	% Owned
Brown Brothers Harriman & Co.
525 Washington Avenue
Jersey City, NJ 07302	6.44%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	16.14%

Goldman, Sachs & Co.
200 West Street
New York, NY 10282	11.54%

Merrill Lynch Professional
4 Corporate Place
Piscataway, NJ 08854	6.99%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	8.44%

National Financial Services LLC 200 Liberty Street New York, NY 10281	5.01%

POWERSHARES DWA CONSUMER STAPLES MOMENTUM PORTFOLIO

Name & Address	% Owned
Bank of New York
225 Liberty Street
New York, NY 10286	18.24%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.74%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	7.27%

Folio Investing 8180 Greensboro Drive McLean, VA 22102	7.24%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.08%

National Financial Services LLC 200 Liberty Street New York, NY 10281	6.64%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.02%

POWERSHARES DWA ENERGY MOMENTUM PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	26.33%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.66%

National Financial Services LLC 200 Liberty Street New York, NY 10281	17.24%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.12%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.10%

POWERSHARES DWA FINANCIAL MOMENTUM PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.61%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	14.19%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	10.77%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.20%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.67%

Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	5.11%

POWERSHARES DWA HEALTHCARE MOMENTUM PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.39%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	10.78%

Goldman, Sachs & Co. 200 West Street New York, NY 10282	6.68%

LPL Financial Corporation One Beacon Street Boston, MA 02108	6.22%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.94%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.16%

National Financial Services LLC 200 Liberty Street New York, NY 10281	7.36%

Name & Address	% Owned
Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	8.17%

POWERSHARES DWA INDUSTRIALS MOMENTUM PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.16%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	16.63%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	13.59%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	9.76%

National Financial Services LLC 200 Liberty Street New York, NY 10281	7.23%

POWERSHARES DWA MOMENTUM PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.75%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	14.15%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.45%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	13.90%

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.73%

Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	9.15%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.04%

Name & Address	% Owned
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.67%

POWERSHARES DWA NASDAQ MOMENTUM PORTFOLIO

Name & Address	% Owned
Ameriprise Enterprise Investment Services Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	9.02%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	5.79%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.53%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.42%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	10.53%

National Financial Services LLC 200 Liberty Street New York, NY 10281	7.86%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.11%

Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	7.75%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.77%

POWERSHARES DWA TECHNOLOGY MOMENTUM PORTFOLIO

Name & Address	% Owned
Bank of New York 225 Liberty Street New York, NY 10286	22.78%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.24%

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	7.56%

Folio Investing 8180 Greensboro Drive McLean, VA 220102	11.58%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.38%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	8.44%

Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	5.56%

POWERSHARES DWA UTILITIES MOMENTUM PORTFOLIO

Name & Address	% Owned
Bank of New York 225 Liberty Street New York, NY 10286	15.91%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.80%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	5.51%

Folio Investing 8180 Greensboro Drive McLean, VA 22102	8.03%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	9.01%

National Financial Services LLC 200 Liberty Street New York, NY 10281	16.00%

Name & Address	% Owned
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	6.91%

POWERSHARES DYNAMIC BIOTECHNOLOGY & GENOME PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.36%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	9.12%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	10.81%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	10.47%

National Financial Services LLC 200 Liberty Street New York, NY 10281	12.58%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.56%

POWERSHARES DYNAMIC BUILDING & CONSTRUCTION PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.16%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	7.97%

Goldman, Sachs & Co. 200 West Street New York, NY 10282	5.78%

LPL Financial Corporation One Beacon Street Boston, MA 02108	6.96%

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	12.39%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	8.76%

National Financial Services LLC 200 Liberty Street New York, NY 10281	13.58%

Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	5.79%

POWERSHARES DYNAMIC ENERGY EXPLORATION & PRODUCTION PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.51%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.08%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.79%

National Financial Services LLC 200 Liberty Street New York, NY 10281	15.11%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.53%

POWERSHARES DYNAMIC FOOD & BEVERAGE PORTFOLIO

Name & Address	% Owned
Ameriprise Enterprise Investment Services Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	5.02%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.42%

First Clearing LLC 901 E. Byrd Street Richmond, VA 23219	9.81%

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.00%

National Financial Services LLC 200 Liberty Street New York, NY 10281	12.36%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.24%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.00%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	9.28%

POWERSHARES DYNAMIC LARGE CAP GROWTH PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.75%

LPL Financial Corporation One Beacon Street Boston, MA 02108	5.46%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	9.58%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	19.54%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.41%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.43%

POWERSHARES DYNAMIC LARGE CAP VALUE PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	17.15%

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.53%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.53%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	21.73%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.01%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.27%

TD Ameritrade Clearing, Inc. 402 South 102nd Street Omaha, NE 68126	5.03%

POWERSHARES DYNAMIC LEISURE AND ENTERTAINMENT PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.64%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	8.37%

JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	21.36%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.06%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.75%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.12%

POWERSHARES DYNAMIC MARKET PORTFOLIO

Name & Address	% Owned
Ameriprise Enterprise Investment Services Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	16.70%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.08%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	7.09%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.07%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	13.25%

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.74%

POWERSHARES DYNAMIC MEDIA PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.79%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	5.76%

LPL Financial Corporation One Beacon Street Boston, MA 02108	5.14%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.27%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.53%

National Financial Services LLC 200 Liberty Street New York, NY 10281	13.05%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	10.69%

Name & Address	% Owned
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	8.90%

POWERSHARES DYNAMIC NETWORKING PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.81%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	10.70%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	8.32%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.36%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.19%

National Financial Services LLC 200 Liberty Street New York, NY 10281	7.73%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.48%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.27%

UBS Financial Services LLC 1200 Harbor Boulevard Weehawken, NJ 07086	10.24%

POWERSHARES DYNAMIC OIL & GAS SERVICES PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.92%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.01%

LPL Financial Corporation One Beacon Street Boston, MA 02108	5.71%

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.35%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.49%

National Financial Services LLC 200 Liberty Street New York, NY 10281	19.58%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.29%

POWERSHARES DYNAMIC PHARMACEUTICALS PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.90%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.93%

National Financial Services LLC 200 Liberty Street New York, NY 10281	18.99%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.78%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.91%

POWERSHARES DYNAMIC RETAIL PORTFOLIO

Name & Address	% Owned
ABN AMRO Clearing Chicago LLC 175 W. Jackson Boulevard, Suite 400 Chicago, IL 60604	9.63%

The Bank of New York Mellon One Wall Street New York, NY 10286	6.49%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.64%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	5.10%

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	18.21%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.45%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.19%

POWERSHARES DYNAMIC SEMICONDUCTORS PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.19%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	16.99%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	9.04%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.56%

UBS Financial Services LLC 1200 Harbor Boulevard Weehawken, NJ 07086	17.20%

POWERSHARES DYNAMIC SOFTWARE PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.43%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	12.92%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.47%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	10.66%

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.11%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.84%

UBS Financial Services LLC 1200 Harbor Boulevard. Weehawken, NJ 07086	9.29%

POWERSHARES FINANCIAL PREFERRED PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.83%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	7.54%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	9.43%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.74%

National Financial Services LLC 200 Liberty Street New York, NY 10281	18.40%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.31%

POWERSHARES FTSE RAFI US 1000 PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	20.75%

National Financial Services LLC 200 Liberty Street New York, NY 10281	17.57%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.73%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.45%

POWERSHARES FTSE RAFI US 1500 SMALL-MID PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	22.53%

National Financial Services LLC 200 Liberty Street New York, NY 10281	7.22%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.57%

State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	21.85%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.27%

POWERSHARES GLOBAL LISTED PRIVATE EQUITY PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.04%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	7.24%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	9.09%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.01%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.43%

SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	9.18%

State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	9.26%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.72%

Name & Address	% Owned
Wells Fargo Bank, National Association 101 N. Philips Avenue Sioux Falls, SD 57104	11.15%

POWERSHARES GOLDEN DRAGON CHINA PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.38%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	7.78%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.94%

National Financial Services LLC 200 Liberty Street New York, NY 10281	14.51%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.67%

POWERSHARES HIGH YIELD EQUITY DIVIDEND ACHIEVERS™ PORTFOLIO

Name & Address	% Owned
Bank of America NA/GWIM Trust Operations 100 North Tryon Street Charlotte, NC 28255	6.61%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.69%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	7.02%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.90%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.75%

National Financial Services LLC 200 Liberty Street New York, NY 10281	18.75%

Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.01%

POWERSHARES INTERNATIONAL DIVIDEND ACHIEVERS™ PORTFOLIO

Name & Address	% Owned
The Bank of New York Mellon One Wall Street New York, NY 10286	5.42%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	22.12%

Edward Jones 720 Olive Street St. Louis, MO 63101	5.60%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	7.41%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.20%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.29%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.92%

POWERSHARES NASDAQ INTERNET PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.18%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	5.62%

JP Morgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	5.03%

National Financial Services LLC 200 Liberty Street New York, NY 10281	15.19%

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.49%

POWERSHARES RUSSELL 2000 EQUAL WEIGHT PORTFOLIO

Name & Address	% Owned
Ameriprise Enterprise Investment Services Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	16.58%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.58%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	7.72%

J.P. Morgan Clearing Corp 1 MetroTech Center North Brooklyn New York, NY 11201	5.80%

LPL Financial Corporation One Beacon Street Boston, MA 02108	5.70%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.79%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.07%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.13%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	9.44%

POWERSHARES RUSSELL 2000 PURE GROWTH PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.25%

State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	72.33%

POWERSHARES RUSSELL 2000 PURE VALUE PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	18.51%

SG Americas Securities 1221 Avenue of the Americas New York, NY 10020	6.03%

State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	61.63%

POWERSHARES RUSSELL MIDCAP EQUAL WEIGHT PORTFOLIO

Name & Address	% Owned
Ameriprise Enterprise Investment Services, Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	7.40%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	17.35%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	5.55%

J.P. Morgan Clearing Corp 1 MetroTech Center, North Brooklyn New York, NY 11201	5.23%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.51%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	13.64%

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.02%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	13.89%

POWERSHARES RUSSELL MIDCAP PURE GROWTH PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.07%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	7.35%

LPL Financial Corporation One Beacon Street Boston, MA 02108	6.01%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.51%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	12.02%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.58%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	12.09%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.57%

POWERSHARES RUSSELL MIDCAP PURE VALUE PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.63%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.65%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	26.52%

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.66%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.85%

USB Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	7.52%

POWERSHARES RUSSELL TOP 200 EQUAL WEIGHT PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.85%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	8.53%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	11.70%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	9.71%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	12.79%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.14%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	13.35%

POWERSHARES RUSSELL TOP 200 PURE GROWTH PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	23.35%

LPL Financial Corporation One Beacon Street Boston, MA 02108	8.25%

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	12.25%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	10.56%

National Financial Services LLC 200 Liberty Street New York, NY 10281	6.36%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	10.62%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.96%

POWERSHARES RUSSELL TOP 200 PURE VALUE PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.12%

LPL Financial Corporation One Beacon Street Boston, MA 02108	9.25%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	13.02%^

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	10.68%

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.82%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.67%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	13.53%

POWERSHARES S&P 500 BUYWRITE PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	24.58%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.89%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.13%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	8.47%

National Financial Services LLC 200 Liberty Street New York, NY 10281	13.75%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.74%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.78%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.46%

POWERSHARES S&P 500® QUALITY PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	23.69%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	15.70%

National Financial Services LLC 200 Liberty Street New York, NY 10281	20.03%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.20%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.21%

POWERSHARES WATER RESOURCES PORTFOLIO

Name & Address	% Owned
Bank of America NA/GWIM Trust Operations 100 North Tryon Street Charlotte, NC 28255	5.99%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.89%

First Clearing LLC 901 E. Byrd Street Richmond, VA 23219	5.17%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.84%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	9.48%

National Financial Services LLC 200 Liberty Street New York, NY 10281	11.32%

State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	7.90%

POWERSHARES WILDERHILL CLEAN ENERGY PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.70%

Citibank, N.A. 333 W. 34th Street New York, NY 10001	9.85%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.22%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.66%

National Financial Services LLC 200 Liberty Street New York, NY 10281	11.59%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.03%

POWERSHARES WILDERHILL PROGRESSIVE ENERGY PORTFOLIO

Name & Address	% Owned
Ameriprise Enterprise Investment Services, Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	5.89%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	19.43%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.86%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.69%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.39%

National Financial Services LLC 200 Liberty Street New York, NY 10281	11.07%

POWERSHARES ZACKS MICRO CAP PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.03%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	9.96%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.90%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.91%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	9.51%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	12.37%

Shareholder Communications. Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). Shareholders may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Management will review and generally respond to other shareholder communications sent to the Trusts’ office that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is rooted deeply in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. The Adviser also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Invesco Ltd. is the parent company of Invesco PowerShares Capital Management LLC, and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Portfolio Managers. The Adviser uses a team of portfolio managers (the “Portfolio Managers”), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees a team of the Portfolio Managers responsible for the day-to-day management of the Funds. Mr. Hubbard receives management assistance from Philip Fang, Michael Jeanette, Gary Jones, Jeffrey Kernagis, Jonathan Nixon, Richard Ose, Theodore Samulowitz and Anthony Seisser.

As of April 30, 2016, Mr. Hubbard managed 125 registered investment companies with a total of approximately $52.4 billion in assets, 63 other pooled investment vehicles with approximately $46.3 billion in assets and no other accounts.

As of April 30, 2016, Mr. Fang managed 17 registered investment companies with a total of approximately $16.8 billion in assets, one other pooled investment vehicle with approximately $51.4 million in assets and no other accounts.

As of April 30, 2016, Mr. Jeanette managed 105 registered investment companies with a total of approximately $34.9 billion in assets, 23 other pooled investment vehicles with approximately $37.1 billion in assets and no other accounts.

As of April 30, 2016, Mr. Jones managed 17 registered investment companies with a total of approximately $16.8 billion in assets, one other pooled investment vehicle with approximately $51.4 million in assets and no other accounts.

As of April 30, 2016, Mr. Kernagis managed 17 registered investment companies with a total of approximately $16.8 billion in assets, 30 other pooled investment vehicles with approximately $2.1 billion in assets and no other accounts.

As of April 30, 2016, Mr. Nixon managed 103 registered investment companies with a total of approximately $34.6 billion in assets, 22 other pooled investment vehicles with approximately $37.1 billion in assets and no other accounts.

As of April 30, 2016, Mr. Ose managed 17 registered investment companies with a total of approximately $16.8 billion in assets, 30 other pooled investment vehicles with approximately $2.1 billion in assets and no other accounts.

As of April 30, 2016, Mr. Samulowitz managed 19 registered investment companies with a total of approximately $2.4 billion in assets, 12 other pooled investment vehicles with approximately $7 billion in assets and no other accounts.

As of April 30, 2016, Mr. Seisser managed 105 registered investment companies with a total of approximately $34.9 billion in assets, 22 other pooled investment vehicles with approximately $37.1 billion in assets and no other accounts.

Although the Funds that the Portfolio Managers manage may have different investment strategies, the Adviser does not believe that management of the different Funds presents a material conflict of interest for the Portfolio Manager or the Adviser.

Description of Compensation Structure. The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the Compensation Committee may approve the bonus in advance. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

As of April 30, 2016, the dollar ranges of securities of the Funds beneficially owned by Messrs. Fang, Hubbard, Jeanette, Jones, Kernagis, Nixon, Ose, Samulowitz and Seisser in the Trust were $50,001-$100,000, none, $50,001-$100,000, none, $50,001-$100,000, , none, none, $1 - $10,000 and none, respectively.

The portfolio holdings of Messrs. Fang, Jeanette, Kernagis and Samulowitz, as of April 30, 2016, in the Funds in which they own securities are shown below.

Philip Fang	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares WilderHill Clean Energy Portfolio	X
PowerShares FTSE RAFI US 1000 Portfolio		X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio		X

Michael Jeanette	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares Dynamic Large Cap Value Portfolio			X

Jeffrey Kernagis	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares WilderHill Clean Energy Portfolio	X
PowerShares Financial Preferred Portfolio		X
PowerShares BuyBack Achievers™ Portfolio			X
PowerShares FTSE RAFI US 1000 Portfolio			X

Theodore Samulowitz	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares S&P 500 BuyWrite Portfolio	X
PowerShares Dynamic Large Cap Value Portfolio	X

Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement between the Adviser and the Trust, each Fund has agreed to pay to the Adviser for its services an annual fee equal to a percentage of its average daily net assets as set forth in the chart below (the “Advisory Fee”).

Fund	Advisory Fee
PowerShares Aerospace & Defense Portfolio	0.50%
PowerShares BuyBack Achievers™ Portfolio	0.50%
PowerShares Cleantech™ Portfolio	0.50%
PowerShares Dividend Achievers™ Portfolio	0.40%
PowerShares DWA Basic Materials Momentum Portfolio	0.50%
PowerShares DWA Consumer Cyclicals Momentum Portfolio	0.50%
PowerShares DWA Consumer Staples Momentum Portfolio	0.50%
PowerShares DWA Energy Momentum Portfolio	0.50%
PowerShares DWA Financial Momentum Portfolio	0.50%
PowerShares DWA Healthcare Momentum Portfolio	0.50%
PowerShares DWA Industrials Momentum Portfolio	0.50%
PowerShares DWA Momentum Portfolio	0.50%
PowerShares DWA NASDAQ Momentum Portfolio	0.50%
PowerShares DWA Technology Momentum Portfolio	0.50%
PowerShares DWA Utilities Momentum Portfolio	0.50%
PowerShares Dynamic Biotechnology & Genome Portfolio	0.50%
PowerShares Dynamic Building & Construction Portfolio	0.50%
PowerShares Dynamic Energy Exploration & Production Portfolio	0.50%
PowerShares Dynamic Food & Beverage Portfolio	0.50%
PowerShares Dynamic Large Cap Growth Portfolio	0.50%
PowerShares Dynamic Large Cap Value Portfolio	0.50%
PowerShares Dynamic Leisure and Entertainment Portfolio	0.50%
PowerShares Dynamic Market Portfolio	0.50%
PowerShares Dynamic Media Portfolio	0.50%
PowerShares Dynamic Networking Portfolio	0.50%
PowerShares Dynamic Oil & Gas Services Portfolio	0.50%
PowerShares Dynamic Pharmaceuticals Portfolio	0.50%
PowerShares Dynamic Retail Portfolio	0.50%
PowerShares Dynamic Semiconductors Portfolio	0.50%
PowerShares Dynamic Software Portfolio	0.50%
PowerShares Financial Preferred Portfolio	0.50%
PowerShares FTSE RAFI US 1000 Portfolio	0.29%
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	0.29%
PowerShares Global Listed Private Equity Portfolio	0.50%
PowerShares Golden Dragon China Portfolio	0.50%
PowerShares High Yield Equity Dividend Achievers™ Portfolio	0.40%
PowerShares International Dividend Achievers™ Portfolio	0.40%
PowerShares NASDAQ Internet Portfolio	0.60%
PowerShares Russell 2000 Equal Weight Portfolio*	0.25%
PowerShares Russell 2000 Pure Growth Portfolio	0.29%
PowerShares Russell 2000 Pure Value Portfolio	0.29%
PowerShares Russell Midcap Equal Weight Portfolio*	0.25%
PowerShares Russell Midcap Pure Growth Portfolio	0.29%

Fund	Advisory Fee
PowerShares Russell Midcap Pure Value Portfolio	0.29%
PowerShares Russell Top 200 Equal Weight Portfolio*	0.25%
PowerShares Russell Top 200 Pure Growth Portfolio	0.29%
PowerShares Russell Top 200 Pure Value Portfolio	0.29%
PowerShares S&P 500 BuyWrite Portfolio	0.75%
PowerShares S&P 500® Quality Portfolio	0.29%
PowerShares Water Resources Portfolio	0.50%
PowerShares WilderHill Clean Energy Portfolio	0.50%
PowerShares WilderHill Progressive Energy Portfolio	0.50%
PowerShares Zacks Micro Cap Portfolio	0.50%

*	Prior to May 26, 2015, the Fund’s Advisory Fee was 0.29% of the Fund’s average daily net assets.

Each Fund (except for the PowerShares NASDAQ Internet Portfolio and PowerShares S&P 500 BuyWrite Portfolio) is responsible for all its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index or Underlying Intellidex, any distribution fees or expenses, litigation expenses, Acquired Fund Fees and Expenses, if applicable, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses.

The Advisory Fee paid by each of PowerShares NASDAQ Internet Portfolio and PowerShares S&P 500 BuyWrite Portfolio to the Adviser set forth in the table above is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, Acquired Fund Fees and Expenses, if any, and other extraordinary expenses.

For each Fund other than PowerShares NASDAQ Internet Portfolio and PowerShares S&P 500 BuyWrite Portfolio, the Adviser has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Trust, pursuant to which the Adviser has agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if any, and extraordinary expenses) (for each of PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio, PowerShares DWA Utilities Momentum Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio and PowerShares Russell 2000 Pure Value Portfolio PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares S&P 500® Quality Portfolio,

sub-licensing fees are not excluded, and for each of PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio offering costs and sub-licensing fees are not excluded) from exceeding the percentage of its average net assets, as set forth in the chart below (each, an “Expense Cap”), at least until August 31, 2017.

Fund	Expense Cap
PowerShares Aerospace & Defense Portfolio	0.60%
PowerShares BuyBack Achievers™ Portfolio	0.60%
PowerShares Cleantech™ Portfolio	0.60%
PowerShares Dividend Achievers™ Portfolio	0.50%
PowerShares DWA Basic Materials Momentum Portfolio	0.60%
PowerShares DWA Consumer Cyclicals Momentum Portfolio	0.60%
PowerShares DWA Consumer Staples Momentum Portfolio	0.60%
PowerShares DWA Energy Momentum Portfolio	0.60%
PowerShares DWA Financial Momentum Portfolio	0.60%
PowerShares DWA Healthcare Momentum Portfolio	0.60%
PowerShares DWA Industrials Momentum Portfolio	0.60%
PowerShares DWA Momentum Portfolio	0.60%
PowerShares DWA NASDAQ Momentum Portfolio	0.60%
PowerShares DWA Technology Momentum Portfolio	0.60%
PowerShares DWA Utilities Momentum Portfolio	0.60%
PowerShares Dynamic Biotechnology & Genome Portfolio	0.60%
PowerShares Dynamic Building & Construction Portfolio	0.60%
PowerShares Dynamic Energy Exploration & Production Portfolio	0.60%
PowerShares Dynamic Food & Beverage Portfolio	0.60%
PowerShares Dynamic Large Cap Growth Portfolio	0.60%
PowerShares Dynamic Large Cap Value Portfolio	0.60%
PowerShares Dynamic Leisure and Entertainment Portfolio	0.60%
PowerShares Dynamic Market Portfolio	0.60%
PowerShares Dynamic Media Portfolio	0.60%
PowerShares Dynamic Networking Portfolio	0.60%
PowerShares Dynamic Oil & Gas Services Portfolio	0.60%
PowerShares Dynamic Pharmaceuticals Portfolio	0.60%
PowerShares Dynamic Retail Portfolio	0.60%
PowerShares Dynamic Semiconductors Portfolio	0.60%
PowerShares Dynamic Software Portfolio	0.60%
PowerShares Financial Preferred Portfolio	0.60%
PowerShares FTSE RAFI US 1000 Portfolio	0.39%
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	0.39%
PowerShares Global Listed Private Equity Portfolio	0.60%
PowerShares Golden Dragon China Portfolio	0.60%
PowerShares High Yield Equity Dividend Achievers™ Portfolio	0.50%
PowerShares International Dividend Achievers™ Portfolio	0.50%
PowerShares NASDAQ Internet Portfolio*	N/A
PowerShares Russell 2000 Equal Weight Portfolio**	0.25%
PowerShares Russell 2000 Pure Growth Portfolio	0.39%
PowerShares Russell 2000 Pure Value Portfolio	0.39%
PowerShares Russell Midcap Equal Weight Portfolio**	0.25%
PowerShares Russell Midcap Pure Growth Portfolio	0.39%
PowerShares Russell Midcap Pure Value Portfolio	0.39%
PowerShares Russell Top 200 Equal Weight Portfolio**	0.25%
PowerShares Russell Top 200 Pure Growth Portfolio	0.39%
PowerShares Russell Top 200 Pure Value Portfolio	0.39%
PowerShares S&P 500 BuyWrite Portfolio*	N/A
PowerShares S&P 500® Quality Portfolio	0.29%
PowerShares Water Resources Portfolio	0.60%
PowerShares WilderHill Clean Energy Portfolio	0.60%
PowerShares WilderHill Progressive Energy Portfolio	0.60%
PowerShares Zacks Micro Cap Portfolio	0.60%

*	As stated above, the Fund is not subject to the Expense Agreement.

**	Prior to May 26, 2015, the Fund’s Expense Cap was 0.39% of the Fund’s average daily net assets.

The Expense Agreement also provides that the expenses that the Adviser bears are subject to recapture by the Adviser (other than for PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio) for up to three years from the date that the Adviser bore the expense, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap. For PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, expenses that the Adviser bears are not subject to recapture.

The Funds may invest in money market funds that are managed by affiliates of the Adviser. The indirect portion of the management fee that a Fund incurs through such investments is in addition to the Adviser’s management fee. Therefore in addition to the Expense Agreement, the Adviser has agreed voluntarily to waive the fees that it receives in an amount equal to the indirect management fees that the Funds incur through their investments in such affiliated money market funds through August 31, 2018. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

A Fund’s operating expenses used in determining whether the Fund meets or exceeds its Expense Cap do not include any “Acquired Fund Fees and Expenses” borne directly by the Fund. Acquired Fund Fees and Expenses reflect the pro rata share of the fees and expenses, including management fees, of the investment company or companies in which a Fund invests. While such expenses are not direct operating expenses of a Fund, the Fund is required to include any Acquired Fund Fees and Expenses in the “Total Annual Fund Operating Expenses” line item shown in the fee table in the Fund’s summary section of the Prospectus. As a result, the “Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption” line item displayed in the fee table in the Fund’s summary section of the Prospectus may exceed the Fund’s Expense Cap.

The aggregate amount of the Advisory Fees paid by each Fund to the Adviser and the aggregate amount of Advisory Fees waived by the Adviser (net of expenses reimbursed to the Adviser under the Expense Agreement) for each Fund during the fiscal years ended April 30, 2014, 2015 and 2016 are set forth in the chart below.

	Advisory Fees Paid for the Fiscal Year Ended			(Waivers) and/or Recapture for the Fiscal Year Ended
	April 30, 2014	April 30, 2015	April 30, 2016	April 30, 2014	April 30, 2015	April 30, 2016	Date of Commencement of Operations
PowerShares Aerospace & Defense Portfolio	$390,584	$925,796	$1,343,216	$(23,005)	$63,003	$58,785	10/26/05
PowerShares BuyBack Achievers™ Portfolio	$9,134,698	$14,107,538	$11,813,964	$168,978	$(2,768)	$(3,169)	12/20/06
PowerShares Cleantech™ Portfolio	$388,917	$389,624	$357,786	$(34,226)	$(35,470)	$(42,428)	10/24/06
PowerShares Dividend Achievers™ Portfolio	$1,307,623	$1,427,875	$1,201,114	$8,119	$(269)	$(382)	9/15/05

PowerShares DWA Basic Materials Momentum Portfolio	$396,745	$476,488	$348,688	$(32,876)	$(82,563)	$(64,359)	10/12/06
PowerShares DWA Consumer Cyclicals Momentum Portfolio	$133,818	$306,956	$925,666	$(72,348)	$(127,515)	$(203,454)	10/12/06
PowerShares DWA Consumer Staples Momentum Portfolio	$192,996	$280,882	$1,218,498	$(58,726)	$(102,091)	$(228,582)	10/12/06
PowerShares DWA Energy Momentum Portfolio	$801,907	$1,026,902	$662,794	$17,872	$(290,380)	$(199,640)	10/12/06
PowerShares DWA Financial Momentum Portfolio	$130,542	$190,642	$161,433	$(69,932)	$(94,304)	$(78,407)	10/12/06
PowerShares DWA Healthcare Momentum Portfolio	$414,888	$584,473	$986,115	$(38,442)	$(88,691)	$(193,107)	10/12/06
PowerShares DWA Industrials Momentum Portfolio	$499,876	$634,045	$460,439	$(30,676)	$(48,520)	$(50,019)	10/12/06
PowerShares DWA Momentum Portfolio	$5,352,329	$7,450,484	$8,982,393	$(934)	$(1,636)	$(2,077)	3/1/07
PowerShares DWA NASDAQ Momentum Portfolio	$126,471	$132,697	$221,346	$(79,738)	$(96,933)	$(91,128)	5/1/03
PowerShares DWA Technology Momentum Portfolio	$186,145	$304,403	$835,456	$(60,150)	$(104,640)	$(172,025)	10/12/06
PowerShares DWA Utilities Momentum Portfolio	$195,279	$205,108	$328,168	$(53,886)	$(83,320)	$(90,759)	10/26/05
PowerShares Dynamic Biotechnology & Genome Portfolio	$1,343,663	$2,180,384	$2,129,846	$17,408	$(341)	$(598)	6/23/05
PowerShares Dynamic Building & Construction Portfolio	$523,017	$425,521	$289,647	$3,530	$(16,400)	$(28,809)	10/26/05
PowerShares Dynamic Energy Exploration & Production Portfolio	$529,009	$596,189	$454,277	$641	$10,039	$(15,721)	10/26/05
PowerShares Dynamic Food & Beverage Portfolio	$1,405,861	$1,527,900	$1,265,579	$86,027	$(269)	$(269)	6/23/05
PowerShares Dynamic Large Cap Growth Portfolio	$1,251,441	$1,449,291	$1,883,369	$(179)	$(252)	$(298)	3/3/05
PowerShares Dynamic Large Cap Value Portfolio	$3,462,943	$4,698,129	$4,962,619	$(389)	$(771)	$(1,030)	3/3/05
PowerShares Dynamic Leisure and Entertainment Portfolio	$787,937	$804,261	$962,761	$33,062	$55,106	$39,599	6/23/05
PowerShares Dynamic Market Portfolio	$800,153	$944,873	$773,110	$(7,030)	$(198)	$(4,305)	5/1/03

	Advisory Fees Paid for the Fiscal Year Ended			(Waivers) and/or Recapture for the Fiscal Year Ended
	April 30, 2014	April 30, 2015	April 30, 2016	April 30, 2014	April 30, 2015	April 30, 2016	Date of Commencement of Operations
PowerShares Dynamic Media Portfolio	$1,236,447	$785,903	$614,735	$89,687	$(198)	$(185)	6/23/05
PowerShares Dynamic Networking Portfolio	$158,719	$138,170	$123,185	$(58,971)	$(61,653)	$(62,297)	6/23/05
PowerShares Dynamic Oil & Gas Services Portfolio	$603,621	$463,634	$251,750	$8	$(11,218)	$(45,585)	10/26/05
PowerShares Dynamic Pharmaceuticals Portfolio	$4,058,764	$7,185,322	$8,364,825	$18,003	$(1,313)	$(9,427)	6/23/05
PowerShares Dynamic Retail Portfolio	$160,007	$118,390	$125,520	$(52,899)	$(65,504)	$(61,714)	10/26/05
PowerShares Dynamic Semiconductors Portfolio	$82,715	$182,632	$327,986	$(69,257)	$(54,847)	$(32,941)	6/23/05
PowerShares Dynamic Software Portfolio	$274,804	$257,382	$381,668	$(34,897)	$(41,127)	$(19,491)	6/23/05
PowerShares Financial Preferred Portfolio	$7,706,506	$7,161,890	$7,572,671	$(2,567)	$(2,804)	$(11,665)	12/1/06
PowerShares FTSE RAFI US 1000 Portfolio	$7,256,241	$11,647,703	$12,228,875	$(638,184)	$(814,623)	$(857,161)	12/19/05
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	$2,297,718	$3,005,344	$3,251,067	$(274,370)	$(321,380)	$(260,927)	9/20/06
PowerShares Global Listed Private Equity Portfolio	$2,366,237	$2,759,566	$2,068,668	$173,006	$(65,068)	$(71,625)	10/24/06
PowerShares Golden Dragon China Portfolio	$1,338,196	$1,232,008	$899,566	$7,008	$6,308	$(9,142)	12/9/04
PowerShares High Yield Equity Dividend Achievers™ Portfolio	$1,394,050	$1,997,011	$2,229,710	$(379)	$(590)	$(753)	12/9/04

PowerShares International Dividend Achievers™ Portfolio	$4,032,554	$5,539,846	$4,221,020	$(772)	$(574)	$(1,162)	9/15/05
PowerShares NASDAQ Internet Portfolio**	$1,250,636	$1,694,618	$1,469,560	$(88)	$(119)	$(87)	6/10/08
PowerShares Russell 2000 Equal Weight Portfolio*	$45,815	$44,847	$34,203	$(86,835)	$(91,689)	$(122,434)	12/1/06
PowerShares Russell 2000 Pure Growth Portfolio	$81,451	$88,717	$87,631	$(88,267)	$(93,211)	$(85,794)	3/3/05
PowerShares Russell 2000 Pure Value Portfolio	$166,644	$198,772	$187,484	$(88,634)	$(109,115)	$(69,112)	3/3/05
PowerShares Russell Midcap Equal Weight Portfolio*	$76,415	$87,481	$71,813	$(79,806)	$(80,153)	$(121,212)	12/1/06
PowerShares Russell Midcap Pure Growth Portfolio	$251,557	$261,778	$227,254	$(52,719)	$(64,395)	$(43,170)	3/3/05
PowerShares Russell Midcap Pure Value Portfolio	$106,133	$144,210	$128,367	$(84,727)	$(86,879)	$(67,442)	3/3/05
PowerShares Russell Top 200 Equal Weight Portfolio*	$98,670	$122,496	$93,343	$(72,442)	$(76,285)	$(104,177)	12/1/06
PowerShares Russell Top 200 Pure Growth Portfolio	$273,026	$365,349	$399,577	$(55,680)	$(45,676)	$89	6/13/11
PowerShares Russell Top 200 Pure Value Portfolio	$35,699	$100,213	$124,648	$(81,627)	$(79,862)	$(67,750)	6/13/11
PowerShares S&P 500 BuyWrite Portfolio**	$1,519,471	$2,638,543	$2,465,562	$(358)	$(444)	$(619)	12/19/07
PowerShares S&P 500® Quality Portfolio	$846,041	$1,300,269	$1,751,542	$(287,217)	$(392,591)	$(524,503)	12/6/05
PowerShares Water Resources Portfolio	$4,714,658	$4,665,630	$3,557,991	$(1,032)	$(1,295)	$(893)	12/6/05
PowerShares WilderHill Clean Energy Portfolio	$1,025,445	$818,674	$561,673	$3,078	$(34,645)	$(63,048)	3/3/05
PowerShares WilderHill Progressive Energy Portfolio	$202,387	$189,077	$123,207	$(55,996)	$(60,614)	$(71,848)	10/24/06
PowerShares Zacks Micro Cap Portfolio	$271,662	$193,976	$126,211	$(50,309)	$(77,182)	$(76,233)	8/18/05

*	As stated previously, effective May 26, 2015, the Advisory Fee and Expense Cap for the Fund was reduced. Advisory fees and waivers and/or recapture totals presented prior to that date reflect the Fund’s previous, higher Advisory Fee and Expense Cap.

**	The Fund is not included in the Expense Agreement and instead pays an annual unitary management fee to the Adviser, out of which the Adviser pays substantially all of the Fund’s expenses. Any waivers are from fees the Adviser receives in amounts equal to indirect fees that the Fund incurs through its investments in affiliated money market funds.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues in effect only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund.

Payments to Financial Intermediaries. The Adviser may pay certain broker-dealers, banks and other financial intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. As of the date of this SAI, the Adviser had arrangements to make payments, other than for the educational programs and marketing activities described above, only to Charles Schwab & Co., Inc. (“Schwab”). Pursuant to the arrangement with Schwab, Schwab has agreed to promote select exchange-traded funds advised by the Adviser to Schwab’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of those funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts are paid by the Adviser from its own resources and not from the assets of the Funds.

Administrator. BNYM serves as administrator for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286.

BNYM serves as Administrator for the Funds pursuant to a fund administration and accounting agreement (the “Administrative Services Agreement”). Under the Administrative Services Agreement, BNYM is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Funds. BNYM generally will assist in many aspects of the Trust’s and the Funds’ operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers), assist in preparing reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; and supply supporting documentation for meetings of the Board.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

The aggregate amount of the administrative fees paid by each Fund to BNYM pursuant to the Administrative Services Agreement during each Fund’s fiscal years ended April 30, 2014, 2015 and 2016 are set forth in the chart below.

	Administrative Fees Paid for the Fiscal Year Ended
Fund	April 30, 2014	April 30, 2015	April 30, 2016
PowerShares Aerospace & Defense Portfolio	$36,058	$37,556	$53,155
PowerShares BuyBack Achievers™ Portfolio	$362,094	$545,152	$443,508
PowerShares Cleantech™ Portfolio	$36,058	$36,770	$34,843
PowerShares Dividend Achievers™ Portfolio	$64,502	$70,726	$54,579
PowerShares DWA Basic Materials Momentum Portfolio	$36,058	$36,770	$34,829
PowerShares DWA Consumer Cyclicals Momentum Portfolio	$36,058	$36,804	$40,270
PowerShares DWA Consumer Staples Momentum Portfolio	$36,058	$36,804	$51,002
PowerShares DWA Energy Momentum Portfolio	$36,058	$44,029	$33,761
PowerShares DWA Financial Momentum Portfolio	$36,058	$36,770	$34,843
PowerShares DWA Healthcare Momentum Portfolio	$36,058	$36,771	$43,090
PowerShares DWA Industrials Momentum Portfolio	$36,058	$36,770	$35,547
PowerShares DWA Momentum Portfolio	$211,362	$272,871	$349,873
PowerShares DWA NASDAQ Momentum Portfolio	$36,058	$36,770	$34,762
PowerShares DWA Technology Momentum Portfolio	$36,058	$36,777	$38,919
PowerShares DWA Utilities Momentum Portfolio	$36,058	$36,771	$35,618
PowerShares Dynamic Biotechnology & Genome Portfolio	$54,518	$79,407	$83,391
PowerShares Dynamic Building & Construction Portfolio	$36,058	$36,771	$34,792
PowerShares Dynamic Energy Exploration & Production Portfolio	$36,058	$36,771	$35,053
PowerShares Dynamic Food & Beverage Portfolio	$54,855	$62,115	$45,479
PowerShares Dynamic Large Cap Growth Portfolio	$49,170	$55,520	$70,668
PowerShares Dynamic Large Cap Value Portfolio	$136,726	$178,004	$192,360
PowerShares Dynamic Leisure and Entertainment Portfolio	$37,183	$36,595	$36,615
PowerShares Dynamic Market Portfolio	$36,058	$37,673	$34,794
PowerShares Dynamic Media Portfolio	$51,804	$34,856	$34,789
PowerShares Dynamic Networking Portfolio	$36,058	$36,770	$34,785
PowerShares Dynamic Oil & Gas Services Portfolio	$36,058	$36,771	$34,858
PowerShares Dynamic Pharmaceuticals Portfolio	$161,559	$258,383	$330,274
PowerShares Dynamic Retail Portfolio	$36,058	$36,771	$34,846
PowerShares Dynamic Semiconductors Portfolio	$36,058	$36,771	$34,823
PowerShares Dynamic Software Portfolio	$36,058	$36,771	$34,825
PowerShares Financial Preferred Portfolio	$302,875	$278,803	$280,610
PowerShares FTSE RAFI US 1000 Portfolio	$490,757	$771,588	$786,805
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	$155,501	$197,580	$209,139
PowerShares Global Listed Private Equity Portfolio	$92,600	$112,888	$71,894
PowerShares Golden Dragon China Portfolio	$53,101	$52,350	$31,492
PowerShares High Yield Equity Dividend Achievers™ Portfolio	$68,543	$93,351	$105,283
PowerShares International Dividend Achievers™ Portfolio	$198,852	$267,573	$202,381
PowerShares NASDAQ Internet Portfolio*	N/A	N/A	N/A
PowerShares Russell 2000 Equal Weight Portfolio	$36,058	$36,770	$35,527
PowerShares Russell 2000 Pure Growth Portfolio	$36,058	$36,770	$35,805

PowerShares Russell 2000 Pure Value Portfolio	$36,058	$36,770	$35,995
PowerShares Russell Midcap Equal Weight Portfolio	$36,058	$36,770	$35,772
PowerShares Russell Midcap Pure Growth Portfolio	$36,058	$36,770	$35,641
PowerShares Russell Midcap Pure Value Portfolio	$36,058	$36,770	$35,879
PowerShares Russell Top 200 Equal Weight Portfolio	$36,058	$36,770	$35,631
PowerShares Russell Top 200 Pure Growth Portfolio	$36,058	$36,770	$35,548
PowerShares Russell Top 200 Pure Value Portfolio	$36,058	$36,770	$35,626
PowerShares S&P 500 BuyWrite Portfolio*	N/A	N/A	N/A
PowerShares S&P 500® Quality Portfolio	$57,359	$82,886	$113,226
PowerShares Water Resources Portfolio	$184,732	$187,689	$123,877
PowerShares WilderHill Clean Energy Portfolio	$41,333	$37,291	$34,796
PowerShares WilderHill Progressive Energy Portfolio	$36,058	$36,770	$34,935
PowerShares Zacks Micro Cap Portfolio	$36,058	$36,770	$35,643

*	The Fund pays a unitary management fee to the Adviser, out of which the Adviser pays substantially all of the Fund’s expenses, and therefore does not pay separate administrative fees.

Custodian, Transfer Agent and Fund Accounting Agent. BNYM, (the “Custodian” or “Transfer Agent”) located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement (the “Custodian Agreement”). As custodian, BNYM holds the Funds’ assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. BNYM also serves as transfer agent for the Funds pursuant to a transfer agency agreement (the “Transfer Agency Agreement”). Further, BNYM serves as Fund accounting agent pursuant to a fund accounting agreement (the “Fund Accounting Agreement”). As compensation for the foregoing services, BNYM may be reimbursed by the Funds for its out-of-pocket expenses, transaction fees and asset-based fees which are accrued daily and paid monthly.

Distributor. Invesco Distributors, Inc. (the “Distributor”) is the distributor of the Funds’ Shares. The Distributor’s principal address is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes the Funds’ Shares. Each Fund continuously offers Shares for sale through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Securities Lending Agents. Brown Brothers Harriman & Co. (“BBH”) acts as the securities lending agent for PowerShares BuyBack Achievers™ Portfolio, PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares NASDAQ Internet Portfolio and PowerShares WilderHill Progressive Energy Portfolio. Citibank N.A. (“Citi”) acts as the securities lending agent for PowerShares Cleantech™ Portfolio, PowerShares Dividend Achievers™ Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Utilities Momentum Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares Zacks Micro Cap Portfolio.

Aggregations. The Distributor does not distribute Shares in less than Creation Unit Aggregations. The Distributor will deliver the Prospectus (or the Summary Prospectus) and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of the Funds’ Shares. Such Soliciting Dealers also may be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants (as defined in “DTC Acts as Securities Depository for Shares” below).

Index and Intellidex Providers. No entity that creates, compiles, sponsors or maintains the Underlying Indexes or Underlying Intellidexes is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Funds.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes or Underlying Intellidexes.

Set forth below is a list of each Fund and the Underlying Index or Underlying Intellidex upon which it is based.

Fund	Underlying Index or Underlying Intellidex
PowerShares Aerospace & Defense Portfolio	SPADE® Defense Index
PowerShares BuyBack Achievers™ Portfolio	NASDAQ US BuyBack Achievers™ Index
PowerShares Cleantech™ Portfolio	The Cleantech Index™
PowerShares Dividend Achievers™ Portfolio	NASDAQ US Broad Dividend Achievers™ Index
PowerShares DWA Basic Materials Momentum Portfolio	Dorsey Wright® Basic Materials Technical Leaders Index
PowerShares DWA Consumer Cyclicals Momentum Portfolio	Dorsey Wright® Consumer Cyclicals Technical Leaders Index
PowerShares DWA Consumer Staples Momentum Portfolio	Dorsey Wright® Consumer Staples Technical Leaders Index
PowerShares DWA Energy Momentum Portfolio	Dorsey Wright® Energy Technical Leaders Index
PowerShares DWA Financial Momentum Portfolio	Dorsey Wright® Financials Technical Leaders Index
PowerShares DWA Healthcare Momentum Portfolio	Dorsey Wright® Healthcare Technical Leaders Index
PowerShares DWA Industrials Momentum Portfolio	Dorsey Wright® Industrials Technical Leaders Index
PowerShares DWA Momentum Portfolio	Dorsey Wright® Technical Leaders Index
PowerShares DWA NASDAQ Momentum Portfolio	Dorsey Wright® NASDAQ Technical Leaders Index
PowerShares DWA Technology Momentum Portfolio	Dorsey Wright® Technology Technical Leaders Index
PowerShares DWA Utilities Momentum Portfolio	Dorsey Wright® Utilities Technical Leaders Index
PowerShares Dynamic Biotechnology & Genome Portfolio	Dynamic Biotech & Genome IntellidexSM Index
PowerShares Dynamic Building & Construction Portfolio	Dynamic Building & Construction IntellidexSM Index
PowerShares Dynamic Energy Exploration & Production Portfolio	Dynamic Energy Exploration & Production IntellidexSM Index
PowerShares Dynamic Food & Beverage Portfolio	Dynamic Food & Beverage IntellidexSM Index
PowerShares Dynamic Large Cap Growth Portfolio	Dynamic Large Cap Growth IntellidexSM Index
PowerShares Dynamic Large Cap Value Portfolio	Dynamic Large Cap Value IntellidexSM Index
PowerShares Dynamic Leisure and Entertainment Portfolio	Dynamic Leisure & Entertainment IntellidexSM Index
PowerShares Dynamic Market Portfolio	Dynamic Market IntellidexSM Index
PowerShares Dynamic Media Portfolio	Dynamic Media IntellidexSM Index
PowerShares Dynamic Networking Portfolio	Dynamic Networking IntellidexSM Index
PowerShares Dynamic Oil & Gas Services Portfolio	Dynamic Oil Services IntellidexSM Index
PowerShares Dynamic Pharmaceuticals Portfolio	Dynamic Pharmaceutical IntellidexSM Index
PowerShares Dynamic Retail Portfolio	Dynamic Retail IntellidexSM Index
PowerShares Dynamic Semiconductors Portfolio	Dynamic Semiconductor IntellidexSM Index
PowerShares Dynamic Software Portfolio	Dynamic Software IntellidexSM Index
PowerShares Financial Preferred Portfolio	Wells Fargo® Hybrid & Preferred Securities Financial Index
PowerShares FTSE RAFI US 1000 Portfolio	FTSE RAFI US 1000 Index

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	FTSE RAFI US 1500 Small-Mid Index
PowerShares Global Listed Private Equity Portfolio	Red Rocks Global Listed Private Equity Index
PowerShares Golden Dragon China Portfolio	NASDAQ Golden Dragon China Index SM
PowerShares High Yield Equity Dividend Achievers™ Portfolio	NASDAQ US Dividend Achievers™ 50 Index
PowerShares International Dividend Achievers™ Portfolio	NASDAQ International Dividend Achievers™ Index
PowerShares NASDAQ Internet Portfolio	NASDAQ Internet Index®
PowerShares Russell 2000 Equal Weight Portfolio	Russell 2000® Equal Weight Index
PowerShares Russell 2000 Pure Growth Portfolio	Russell 2000® Pure Growth Index
PowerShares Russell 2000 Pure Value Portfolio	Russell 2000® Pure Value Index
PowerShares Russell Midcap Equal Weight Portfolio	Russell Midcap® Equal Weight Index
PowerShares Russell Midcap Pure Growth Portfolio	Russell Midcap® Pure Growth Index
PowerShares Russell Midcap Pure Value Portfolio	Russell Midcap® Pure Value Index
PowerShares Russell Top 200 Equal Weight Portfolio	Russell Top 200® Equal Weight Index
PowerShares Russell Top 200 Pure Growth Portfolio	Russell Top 200® Pure Growth Index
PowerShares Russell Top 200 Pure Value Portfolio	Russell Top 200® Pure Value Index
PowerShares S&P 500 BuyWrite Portfolio	CBOE S&P 500 BuyWrite Index™
PowerShares S&P 500® Quality Portfolio	S&P 500® Quality Index
PowerShares Water Resources Portfolio	NASDAQ OMX US Water IndexSM
PowerShares WilderHill Clean Energy Portfolio	WilderHill Clean Energy Index
PowerShares WilderHill Progressive Energy Portfolio	WilderHill Progressive Energy Index
PowerShares Zacks Micro Cap Portfolio	Zacks Micro Cap Index™

BROKERAGE TRANSACTIONS

The policy of the Adviser regarding purchases and sales of securities is to give primary consideration to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions various brokers generally charge. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement its policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates currently do not participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, the Adviser allocates transactions in such securities among the Fund, the several investment companies and clients in a manner deemed equitable to all. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

The aggregate brokerage commissions paid by each Fund during the Fund’s fiscal years ended April 30, 2014, 2015 and 2016 are set forth in the chart below.

	Brokerage Commissions Paid for the Fiscal Year Ended
Fund	April 30, 2014	April 30, 2015	April 30, 2016
PowerShares Aerospace & Defense Portfolio	$2,060	$7,773	$15,948
PowerShares BuyBack Achievers™ Portfolio	$831,638	$376,376	$542,010
PowerShares Cleantech™ Portfolio	$15,531	$14,111	$12,498
PowerShares Dividend Achievers™ Portfolio	$24,314	$20,725	$6,894

PowerShares DWA Basic Materials Momentum Portfolio	$49,958	$60,054	$47,192
PowerShares DWA Consumer Cyclicals Momentum Portfolio	$30,301	$33,248	$98,358
PowerShares DWA Consumer Staples Momentum Portfolio	$21,355	$22,409	$117,601
PowerShares DWA Energy Momentum Portfolio	$147,782	$139,175	$196,813
PowerShares DWA Financial Momentum Portfolio	$26,040	$25,193	$20,861
PowerShares DWA Healthcare Momentum Portfolio	$91,469	$142,688	$261,474
PowerShares DWA Industrials Momentum Portfolio	$72,870	$70,375	$56,152
PowerShares DWA Momentum Portfolio	$138,304	$305,109	$571,442
PowerShares DWA NASDAQ Momentum Portfolio	$34,733	$20,279	$26,322
PowerShares DWA Technology Momentum Portfolio	$44,748	$60,072	$157,331
PowerShares DWA Utilities Momentum Portfolio	$24,837	$15,049	$44,910
PowerShares Dynamic Biotechnology & Genome Portfolio	$175,023	$399,761	$491,589
PowerShares Dynamic Building & Construction Portfolio	$68,049	$46,049	$31,665
PowerShares Dynamic Energy Exploration & Production Portfolio	$65,311	$137,805	$192,633
PowerShares Dynamic Food & Beverage Portfolio	$246,342	$192,706	$117,264
PowerShares Dynamic Large Cap Growth Portfolio	$101,204	$115,467	$91,360
PowerShares Dynamic Large Cap Value Portfolio	$309,570	$287,764	$359,624
PowerShares Dynamic Leisure and Entertainment Portfolio	$153,420	$142,411	$151,915
PowerShares Dynamic Market Portfolio	$218,337	$210,297	$180,088
PowerShares Dynamic Media Portfolio	$214,780	$117,972	$127,620
PowerShares Dynamic Networking Portfolio	$24,092	$18,372	$16,579
PowerShares Dynamic Oil & Gas Services Portfolio	$151,258	$81,646	$66,287
PowerShares Dynamic Pharmaceuticals Portfolio	$293,094	$235,365	$333,833
PowerShares Dynamic Retail Portfolio	$31,874	$13,549	$19,404
PowerShares Dynamic Semiconductors Portfolio	$28,786	$30,479	$61,464
PowerShares Dynamic Software Portfolio	$51,991	$38,267	$64,293
PowerShares Financial Preferred Portfolio	$0	$0	$0
PowerShares FTSE RAFI US 1000 Portfolio	$191,570	$241,708	$359,903

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	$322,457	$422,847	$653,766
PowerShares Global Listed Private Equity Portfolio	$231,645	$151,171	$116,412
PowerShares Golden Dragon China Portfolio	$93,986	$61,439	$78,259
PowerShares High Yield Equity Dividend Achievers™ Portfolio	$89,061	$100,518	$173,350
PowerShares International Dividend Achievers™ Portfolio	$271,362	$575,741	$603,764
PowerShares NASDAQ Internet Portfolio	$22,624	$29,600	$28,942
PowerShares Russell 2000 Equal Weight Portfolio	$7,222	$576	$18,261
PowerShares Russell 2000 Pure Growth Portfolio	$9,883	$1,147	$19,668
PowerShares Russell 2000 Pure Value Portfolio	$31,233	$6,220	$80,072
PowerShares Russell Midcap Equal Weight Portfolio	$7,436	$329	$7,918

PowerShares Russell Midcap Pure Growth Portfolio	$14,944	$349	$13,130
PowerShares Russell Midcap Pure Value Portfolio	$9,853	$889	$20,815
PowerShares Russell Top 200 Equal Weight Portfolio	$4,889	$212	$3,556
PowerShares Russell Top 200 Pure Growth Portfolio	$7,957	$786	$7,526
PowerShares Russell Top 200 Pure Value Portfolio	$1,689	$333	$5,046
PowerShares S&P 500 Buy Write Portfolio	$36,772	$0	$63,386
PowerShares S&P 500® Quality Portfolio	$11,305	$20,253	$174,340
PowerShares Water Resources Portfolio	$242,050	$136,838	$501,447
PowerShares WilderHill Clean Energy Portfolio	$311,272	$247,737	$317,630
PowerShares WilderHill Progressive Energy Portfolio	$32,306	$43,131	$23,609
PowerShares Zacks Micro Cap Portfolio	$149,727	$97,124	$63,642

Affiliated Transactions. The Adviser may place trades with Invesco Capital Markets, Inc. (“ICMI”) a broker-dealer with whom it is affiliated, provided the Adviser determines that ICMI’s trade execution abilities and costs are at least comparable to those of non-affiliated brokerage firms with which the Adviser could otherwise place similar trades. ICMI receives brokerage commissions in connection with effecting trades for the Funds and, therefore, use of ICMI presents a conflict of interest for the Adviser. Trades placed through ICMI, including the brokerage commissions paid to ICMI, are subject to procedures adopted by the Board.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on June 9, 2000 pursuant to a Declaration of Trust (the “Declaration”).

The Trust is authorized to issue an unlimited number of Shares in one or more series or “Funds.” The Trust currently offers Shares of 53 Funds. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and other distributions declared by the Board with respect to the Fund and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all the Funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, the Shares of that Fund will vote separately on such matter.

The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund Shares are required to disclose information on direct or indirect ownership of Fund Shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund Shares may be disclosed by the Fund if so required by law or regulation. The Trust’s Declaration also provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund, or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees. Following receipt of the demand, the Trustees have a period of 45 days to consider the demand. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Trust, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the shareholders.

The Trust is not required, and does not intend, to hold annual meetings of shareholders, but will call a special meeting of shareholders whenever required by the 1940 Act or by the terms of the Declaration. Shareholders owning more than 10% of the outstanding Shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Trust’s Declaration also provides that a Trustee acting in his or her capacity of trustee is not liable personally to any person other than the Trust or its shareholders for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, a number of DTC Participants and the New York Stock Exchange, Inc. (“NYSE”) and FINRA own DTC. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records DTC maintains (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC

Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such DTC Participant may transmit such notice, statement or communication, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board has delegated responsibility for decisions regarding proxy voting for securities each Fund holds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A to this SAI. The Board periodically reviews each Fund’s proxy voting record.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also is available at no charge, upon request, by calling 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. The Trust’s Form N-PX also is available on the SEC’s website at www.sec.gov.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively, the “Ethics Codes”). The Ethics Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Ethics Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but must report their personal securities transactions for monitoring purposes. The Ethics Codes permit personnel subject to the Ethics Codes to invest in securities subject to certain limitations, including securities that a Fund may purchase or sell. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Ethics Codes are on file with the SEC and are available to the public at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202.942.8090. The Ethics Codes are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. The Ethics Codes may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Cash Component. The consideration for purchase of Creation Unit Aggregations of a Fund principally consists of the in-kind deposit of the Deposit Securities per each Creation Unit Aggregation constituting a substantial replication of the securities included in the relevant Underlying Index or Underlying Intellidex (“Fund Securities”) and the Cash Component computed as described below, plus a fixed and a variable transaction fee, as discussed below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund. However, the Funds also reserve the right to permit or require Creation Units to be issued in exchange for cash. (See “Cash Purchase Method” below.)

The Cash Component also is sometimes called the “Balancing Amount.” The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit Aggregation) and the “Deposit Amount”—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange on which such Fund is listed (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities also may change in response to adjustments to the weighting or composition of the securities of the Underlying Index or Underlying Intellidex. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that: (i) may not be available in sufficient quantity for delivery, (ii) or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), (iii) might not be eligible for trading by an AP (as defined below) or the investor for which it is acting, or (iv) another relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below), will be at the expense of the Fund and will affect the value of all Shares; but the Adviser may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index, the Underlying Intellidex or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Funds.

Cash Purchase Method. Although the Trust does not ordinarily permit Creation Unit Aggregations to be issued in exchange partially or primarily for cash, during periods when partial or full cash purchases of Creation Units are permitted for a Fund, such purchases will be effected in essentially the same manner as in-kind purchases. In the case of a partial or full cash purchase, an AP (as defined below) must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. Such cash equivalent is referred to as the “Deposit Cash.”

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the “Book Entry Only System” section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “AP.” Investors should contact the Distributor for the names of the APs that have signed a Participant Agreement. All Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

The Distributor must receive all orders to create Creation Unit Aggregations no later than the closing time of the regular trading session on the NYSE, as applicable (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the Distributor must receive the order no later than 3:00 p.m., Eastern Time on the trade date. With respect to in-kind creations, an AP may place a custom order where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “—Placement of Creation Orders Using Clearing Process” section and the “—Placement of Creation Orders Outside Clearing Process” section). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are affected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Generally, orders to create Creation Units of the Funds will be placed through the Clearing Process utilizing procedures described below (see “—Placement of Creation Orders Using Clearing Process”). However, at times, orders to create Creation Units of the Funds may be placed outside the Clearing Process using different procedures (see “—Placement of Creation Orders Outside Clearing Process—Domestic Funds”). While most of the Funds invest in domestic securities, some Funds invest in securities that are listed on exchanges outside of the United States. When delivering a basket comprised of such securities, an AP generally will place such orders outside the Clearing Process, by utilizing the procedures described below under “—Placement of Creation Orders Outside Clearing Process—Foreign Securities”.

Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to affect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on the Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process—Domestic Funds. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by 11:00 a.m., by the “regular way” settlement date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities; will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern Time, by the “regular way” settlement date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor no later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern Time, respectively, by the “regular way” settlement date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

In accordance with a Fund’s Participant Agreement, Creation Unit Aggregations will be issued to an AP, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Additional transaction fees may be imposed with respect to transactions made in connection with the creation or redemption of Creation Units. (See “—Creation and Redemption Transaction Fees” below.)

Placement of Creation Orders Outside Clearing Process—Foreign Securities. A standard creation order must be placed by 4:00 p.m., Eastern Time, for purchases of Shares. In the case of custom orders, the order must be received by the Transfer Agent no later than 3:00 p.m., Eastern Time. The Transfer Agent will inform the Distributor, the Adviser and the Custodian upon receipt of a creation order. The Custodian will then provide such information to the appropriate sub-custodian.

With respect to foreign investments of the Funds, the Custodian shall cause the sub-custodian for a Fund to maintain an account into which the AP delivers, on behalf of itself or the party on whose behalf it is acting, the securities included in the Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted cash purchase), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an AP on its behalf or another investor’s behalf by the closing time of the regular trading session on the applicable Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 11:00 a.m., Eastern Time, on the contractual settlement date.

The AP must also make available no later than 11:00 a.m., Eastern Time, on the contractual settlement date, by means approved by the Trust, immediately available or same day funds sufficient for the Trust to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

In accordance with a Fund’s Participant Agreement, Creation Unit Aggregations will be issued to an AP, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Investment Adviser may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 11:00 a.m., Eastern Time, on the contractual settlement date.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of that Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the Adviser, or on the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Federal Reserve, the Transfer Agent, the Custodian or any sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

A confirmation of acceptance of an order to create Creation Unit Aggregations will be delivered to the AP within 15 minutes of the receipt of a submission received in good form. A creation order is deemed to be irrevocable upon the delivery of the confirmation of acceptance.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation and Redemption Transaction Fees. APs may be required to pay an administrative fee and a variable transaction fee for purchasing or redeeming Creation Units. Creation and redemption transactions for each Fund are subject to an administrative fee, payable to BNYM, in the amount listed in the table below, irrespective of the size of the order. The administrative fee has a fixed base amount for each Fund; however, BNYM may increase the administrative fee to up to four times the base amount, as presented in the table below, for administration and settlement of non-standard orders requiring additional administrative processing by BNYM. Additionally, during periods when Funds may create and redeem securities principally in cash, the Adviser may charge additional variable fees up to the maximum set forth in the table below. To the extent a Fund permits or requires APs to substitute cash in lieu of Deposit Securities, the Adviser may also set additional “cash-in-lieu fees.” The variable fees and cash-in-lieu fees will be negotiated between the Adviser and the AP and are charged to offset the transaction cost to a Fund of buying (or selling) Deposit Securities, to cover spreads and slippage costs and to protect existing shareholders against sudden movements in the prices of the portfolio investments due to market events. The variable fees and cash-in-lieu fees variable fees are payable to the Fund and will not exceed 2% of the value of the Creation Unit. From time to time, the Adviser, in its sole discretion, may adjust a Fund’s variable transaction fees or reimburse APs for all or a portion of the creation or redemption transaction fees.

Fund	Fixed Administrative Fee	Variable Transaction Fee (Maximum)
PowerShares Aerospace & Defense Portfolio	$500	$2,000
PowerShares BuyBack Achievers™ Portfolio	$500	$2,000
PowerShares Cleantech™ Portfolio	$500	$2,000
PowerShares Dividend Achievers™ Portfolio	$500	$2,000
PowerShares DWA Basic Materials Momentum Portfolio	$500	$2,000
PowerShares DWA Consumer Cyclicals Momentum Portfolio	$500	$2,000
PowerShares DWA Consumer Staples Momentum Portfolio	$500	$2,000
PowerShares DWA Energy Momentum Portfolio	$500	$2,000
PowerShares DWA Financial Momentum Portfolio	$500	$2,000
PowerShares DWA Healthcare Momentum Portfolio	$500	$2,000
PowerShares DWA Industrials Momentum Portfolio	$500	$2,000
PowerShares DWA Momentum Portfolio	$500	$2,000
PowerShares DWA NASDAQ Momentum Portfolio	$500	$2,000
PowerShares DWA Technology Momentum Portfolio	$500	$2,000
PowerShares DWA Utilities Momentum Portfolio	$500	$2,000
PowerShares Dynamic Biotechnology & Genome Portfolio	$500	$2,000

Fund	Fixed Administrative Fee	Variable Transaction Fee (Maximum)
PowerShares Dynamic Building & Construction Portfolio	$500	$2,000
PowerShares Dynamic Energy Exploration & Production Portfolio	$500	$2,000
PowerShares Dynamic Food & Beverage Portfolio	$500	$2,000
PowerShares Dynamic Large Cap Growth Portfolio	$500	$2,000
PowerShares Dynamic Large Cap Value Portfolio	$500	$2,000
PowerShares Dynamic Leisure and Entertainment Portfolio	$500	$2,000
PowerShares Dynamic Market Portfolio	$500	$2,000
PowerShares Dynamic Media Portfolio	$500	$2,000
PowerShares Dynamic Networking Portfolio	$500	$2,000
PowerShares Dynamic Oil & Gas Services Portfolio	$500	$2,000
PowerShares Dynamic Pharmaceuticals Portfolio	$500	$2,000
PowerShares Dynamic Retail Portfolio	$500	$2,000
PowerShares Dynamic Semiconductors Portfolio	$500	$2,000
PowerShares Dynamic Software Portfolio	$500	$2,000
PowerShares Financial Preferred Portfolio	$500	$2,000
PowerShares FTSE RAFI US 1000 Portfolio	$500	$2,000
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	$500	$2,000
PowerShares Global Listed Private Equity Portfolio	$1,000	$4,000
PowerShares Golden Dragon China Portfolio	$500	$2,000
PowerShares High Yield Equity Dividend Achievers™ Portfolio	$500	$2,000
PowerShares International Dividend Achievers™ Portfolio	$500	$2,000
PowerShares NASDAQ Internet Portfolio	$500	$2,000
PowerShares Russell 2000 Equal Weight Portfolio	$1,000	$4,000
PowerShares Russell 2000 Pure Growth Portfolio	$500	$2,000
PowerShares Russell 2000 Pure Value Portfolio	$500	$2,000
PowerShares Russell Midcap Equal Weight Portfolio	$500	$2,000
PowerShares Russell Midcap Pure Growth Portfolio	$500	$2,000
PowerShares Russell Midcap Pure Value Portfolio	$500	$2,000
PowerShares Russell Top 200 Equal Weight Portfolio	$500	$2,000
PowerShares Russell Top 200 Pure Growth Portfolio	$500	$2,000
PowerShares Russell Top 200 Pure Value Portfolio	$500	$2,000
PowerShares S&P 500 BuyWrite Portfolio	$2,000	$8,000
PowerShares S&P 500® Quality Portfolio	$500	$2,000
PowerShares Water Resources Portfolio	$500	$2,000
PowerShares WilderHill Clean Energy Portfolio	$500	$2,000
PowerShares WilderHill Progressive Energy Portfolio	$500	$2,000
PowerShares Zacks Micro Cap Portfolio	$2,000	$8,000

Procedures for Redemption of Creation Unit Aggregations. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Custodian and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit Aggregation.

With respect to each Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the relevant Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations and may be comprised of a non-typical basket of Fund Securities, including in certain circumstances, a basket comprised of one or more Fund Securities.

Unless cash redemptions are permitted or required for a Fund, (see “—Cash Redemption Method” below), the redemption proceeds for a Creation Unit Aggregation principally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Redemption Cash Component”), less a redemption transaction fee as noted above (see “—Creation and Redemption Transaction Fees”). In the event that the Fund Securities have a value greater than the NAV of the Shares, a payment of a Cash Component equal to the difference is required to be made by or through an AP by the redeeming shareholder.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the Funds reserve the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a “qualified institutional buyer,” as such term is defined under Rule 144A under the Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Cash Redemption Method. Although the Trust does not ordinarily permit Creation Units to be redeemed in exchange partially or primarily for cash, during periods when partial or full cash redemptions of Creation Units are permitted, such redemptions will be effected in essentially the same manner as in-kind redemptions. In the case of partial or full cash redemption, an AP receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same cash amount to be paid to an in-kind redeemer (minus any redemption transaction fees imposed, as specified above) (the “Cash Redemption Amount”).

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations must be delivered through an AP that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for an order to redeem to be made through an AP. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the Closing Time on the Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be affected at the NAV next determined on such next Business Day. The requisite Fund Securities and any Redemption Cash Component (or, if cash redemptions are permitted, the Cash Redemption Amount) will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received (“T+3”).

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of a Fund, which delivery must be made through DTC, to the Custodian no later than 11:00 a.m., Eastern time, on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”); and 2:00p.m., Eastern time, for any Cash Component, if any is owned to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. The Transfer Agent will initiate procedures to transfer the requisite Fund Securities (and the Redemption Cash Component, if any, or the Cash Redemption Amount, for cash redemptions, owed to the redeeming Beneficial Owner) to the AP on behalf of the redeeming Beneficial Owner by T+3.

In the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., Eastern Time on the Transmittal Date. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date.

With respect to Funds that have Fund Securities that trade on foreign exchanges, the delivery of such Fund Securities to redeeming investors generally will be made within three Business Days, just as with Funds that invest exclusively in domestic securities. However, due to the schedule of holidays in certain countries, the delivery of in-kind redemption proceeds may take longer than T+3. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See “--Regular Holidays” below for a list of the local holidays in the foreign countries relevant to the Funds.

A redeeming Beneficial Owner, or AP acting on behalf of such Beneficial Owner, when taking delivery of Fund Securities upon redemption of Shares of the Funds, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

In the event that the number of Shares is insufficient on the next Business Day immediately following the Transmittal Date (“T+1”), the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible. This undertaking shall be secured by the AP’s delivery on the contractual settlement date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The AP’s agreement permits the Trust, acting in good faith, to purchase the missing Shares at any time and the AP will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

The calculation of the value of the Fund Securities and the Redemption Cash Component to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant no later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Redemption Cash Component to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant no later than the Closing Time on the Transmittal Date, but either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Redemption Cash Component to be delivered/received will be computed on the Business Day that the order is deemed received by the Transfer Agent, (i.e., the Business Day on which Shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order).

Upon receipt of a redemption order in good form, the Transfer Agent delivers acknowledgement of receipt within 15 minutes. A redemption order is deemed to be irrevocable upon the delivery of the acknowledgement of receipt of an order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a Cash Redemption Amount payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund also, in its sole discretion, upon request of a shareholder, may provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Fund Securities, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV.

Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and a Fund reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP, or an investor for which it is acting, subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation, may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

Regular Holidays. The Funds generally intend to effect deliveries of Creation Units and Fund Securities on a T+3 basis. However, certain Funds that may invest in foreign securities may effect deliveries of Creation Units and Fund Securities on a basis other than T+3 to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the Creation Units or Fund Securities, as applicable, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Funds in certain circumstances. The holidays applicable to the Funds during such periods are listed below by country, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Funds. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.

The dates in calendar year 2016 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

Argentina

January 1	March 25	August 15	December 9
February 8	May 25	October 10
February 9	June 20	November 28
March 24	July 8	December 8

Australia

January 1	March 28	October 3	December 27
January 26	April 25	November 1	December 30
March 14	June 13	December 23
March 25	August 1	December 26

Austria

January 1	May 5	October 26	December 30
January 6	May 16	November 1
March 25	May 26	December 8
March 28	August 15	December 26

Bahrain

January 3	July 7	September 14	October 11
May 1	September 12	October 2	December 11
July 6	September 13	October 10

Bangladesh

February 21	July 3	August 25	October 12
March 17	July 5	September 11	December 12
April 14	July 6	September 12	December 25
May 1	July 7	September 13
May 23	August 15	October 11

Belgium

January 1	May 5	July 21	November 11
March 25	May 6	August 15	December 26
March 28	May 16	November 1

Benin

January 1	May 5	August 15	December 26
March 28	May 16	November 1
May 2	August 8	November 15

Bermuda

January 1	June 20	September 5	December 27
March 25	August 4	November 11
May 24	August 5	December 26

Botswana

January 1	May 2	July 18	December 26
March 25	May 5	July 19	December 27
March 28	July 1	September 30

Brazil

January 1	February 18	May 1	September 7
February 16	April 3	June 4	October 12
February 17	April 21	July 9	November 2
November 20	December 24	December 25	December 31

Bulgaria

January 1	April 29	September 6
March 3	May 2	September 22
March 25	May 6	December 26
March 28	May 24

Burkina Faso

January 1	May 5	August 15	December 26
March 28	May 16	November 1
May 2	August 8	November 15

Canada

January 1	May 23	August 1	November 11
February 15	June 24	September 5	December 26
March 25	July 1	October 10

Cayman Islands

January 1	March 25	September 5	November 24
January 18	May 30	October 10	December 26
February 15	July 4	November 11

Channel Islands

January 1	May 2	October 10	December 27
January 18	May 30	November 11	December 30
February 15	July 4	November 24
March 25	August 29	December 23
March 28	September 5	December 26

Chile

January 1	August 15	October 31
March 25	September 19	November 1
June 27	October 10	December 8

China A Share

January 1	February 12	September 15	October 6
February 8	April 4	September 16	October 7
February 9	May 2	October 3
February 10	June 9	October 4
February 11	June 10	October 5

China B. Share

January 1	February 12	September 15	October 6
February 8	April 4	September 16	October 7
February 9	May 2	October 3
February 10	June 9	October 4
February 11	June 10	October 5

China B Share (Shanghai)

January 1	May 30	October 10	December 26
January 18	July 4	November 11
February 15	September 5	November 24

China B Share (Shenzhen)

January 1	March 25	June 9	December 26
February 8	March 28	July 1	December 27
February 9	April 4	September 16
February 10	May 2	October 10

Colombia

January 1	March 25	July 4	November 7
January 11	May 9	July 20	November 14
March 21	May 30	August 15	December 8
March 24	June 6	October 17

Costa Rica

January 1	April 11	August 15
March 24	July 25	September 15
March 25	August 2	October 17

Croatia

January 1	March 28	August 5	December 26
January 6	May 26	August 15
March 25	June 22	November 1

Cyprus

January 1	March 25	April 29	August 15
January 6	March 28	May 2 May 3	October 28
March 14	April 1	June 20	December 26

Czech Republic

January 1	July 5	October 28
March 25	July 6	November 17
March 28	September 28	December 26

Denmark

January 1	March 28	May 6
March 24	April 22	May 16
March 25	May 5	December 26

Ecuador

January 1	February 9	May 24	November 2
February 8	March 25	August 10	November 3

Egypt

January 7	May 1	July 7	October 2
January 25	May 2	September 11	October 6
April 25	July 6	September 12	December 11

Estonia

January 1	March 25	June 22	December 23
February 23	March 28	June 23	December 26
February 24	May 5	June 24

Euromarkets

January 1

Finland

January 1	March 25	June 24
January 6	March 28	December 6
March 24	May 5	December 26

France

January 1	May 5	August 15	December 26
March 25	May 16	November 1
March 28	July 14	November 11

Germany

January 1	May 5	October 3
March 25	May 16	November 1
March 28	May 26	December 26

Ghana

January 1	March 28	July 1	September 21
March 7	May 2	July 7	December 2
March 25	May 25	September 13	December 26

Greece

January 1	March 25	May 2	October 28
January 6	March 28	June 20	December 26
March 14	April 29	August 15

Guinea Bissau

January 1	May 5	August 15	December 26
March 28	May 16	November 1
May 2	August 8	November 15

Hong Kong

January 1	March 25	June 9	December 26
February 8	March 28	July 1	December 27
February 9	April 4	September 16
February 10	May 2	October 10

Hungary

January 1	March 25	October 31
March 14	March 28	November 1
March 15	May 16	December 26

Iceland

January 1	March 28	May 16	December 26
March 24	April 21	June 17
March 25	May 5	August 1

India

January 26	April 1	July 6	October 11
February 19	April 8	August 15	October 12
March 7	April 14	August 17	October 31
March 24	April 15	September 5	November 14
March 25	April 19	September 13	December 12

Indonesia

January 1		July 7	December 26
February 8	May 6	July 8
March 9	July 4	August 17
March 25	July 5	September 12
May 5	July 6	December 12

Ireland

January 1	May 2	August 29	November 24
January 18	May 30	September 5	December 23
February 15	June 6	October 10	December 26
March 17	July 4	October 31	December 27
March 25	August 1	November 11	December 30
March 28

Israel

March 24	April 29	October 3	October 18
April 22	May 11	October 4	October 19
April 24	May 12	October 11	October 20
April 25	June 12	October 12	October 23
April 26	August 14	October 16	October 24
April 27	October 2	October 17
April 28

Italy

January 1	March 25	June 2	December 8
January 6	March 28	August 15	December 26

Ivory Coast

January 1	May 5	August 15	December 26
March 28	May 16	November 1
May 2	August 8	November 15

Japan

January 1	May 5	November 3
January 11	July 18	November 23
February 11	August 11	December 23
March 21	September 19
April 29	September 22
May 3	October 10
May 4

Jordan

May 1	July 7	September 13	October 2
May 25	September 11	September 14	December 11
July 5	September 12	September 15	December 25
July 6

Kazakhstan

January 1	March 21	May 9	December 1
January 4	March 22	May 10	December 16
January 7	March 23	July 6	December 19
March 8	May 2	August 30

Kenya

January 1	March 28	June 1	December 12
March 25	May 2	October 20	December 26

Kuwait

January 3	July 7	September 13
February 25	September 11	October 2
May 5	September 12	December 12

Latvia

January 1	May 4	November 18
March 24	May 5	December 23
March 25	June 23	December 26
March 28	June 24	December 30

Lebanon

January 1	March 28	July 7	October 11
January 6	April 29	July 8	November 22
February 9	May 2	August 15	December 12
March 25	May 25	September 12

Lithuania

January 1	March 25	June 24	November 1
February 16	March 28	July 6	December 26
March 11	May 5	August 15

Luxembourg

January 1	March 25	December 26
March 28

Malawi

January 1	March 28	July 6
January 15	May 2	July 7
March 3	May 16	December 26
March 25	June 14

Malaysia

January 1	February 9	July 7	October 3
January 25	May 2	August 31	December 12
February 1	June 22	September 12	December 26
February 8	July 6	September 16

Mali

January 1	May 5	August 15	December 26
March 28	May 16	November 1
May 2	August 8	November 15

Malta

January 1	March 31	September 8	December 26
February 10	June 7	September 21
March 25	June 29	December 8
March 28	August 15	December 13

Mauritius

January 1	March 7	July 6	November 2
February 1	April 8	August 15
February 8	April 14	September 6

Mexico

January 1	March 24	November 2
February 1	March 25	November 21
March 21	September 16	December 12

Morocco

January 1	July 7	October 3	December 12
January 11	September 13	November 18

Namibia

January 1	April 27	May 25	December 16
March 21	May 2	June 16	December 26
March 25	May 4	August 9
March 28	May 5	August 26

Netherlands

January 1	March 25	March 28	December 26

New Zealand

January 1	February 1	March 28	October 24
January 4	February 8	April 25	December 26
January 25	March 25	June 6	December 27

Niger

January 1	May 5	August 15	December 26
March 28	May 16	November 1
May 2	August 8	November 15

Nigeria

January 1	September 13	December 26
March 28	October 3
July 7	December 12

Norway

January 1	March 25	May 16
March 23	March 28	May 17
March 24	May 5	December 26

Oman

May 5	July 10	September 14
July 6	September 12	October 2
July 7	September 13	December 12

Pakistan

January 1	July 1	September 14	October 10
February 5	July 7	September 15	December 12
March 23	July 8	September 16

Palestinian Autonomous Area

January 7	July 5	September 12	November 15
March 8	July 6	September 13	December 11
May 1	July 7	September 14	December 25
May 4	September 11	October 2

Panama

January 1	March 25	November 10	December 8
February 8	May 2	November 28	December 25
February 9	August 15	December 8
February 10	November 3	December 26
March 24	November 4

Peru

January 1	June 29	August 30
March 24	July 28	November 1
March 25	July 29	December 8

Philippines

January 1		August 29	November 30
February 8	March 24	October 31	December 30
February 25	March 25	November 1

Poland

January 1	March 28	August 15	December 26
January 6	May 3	November 1	December 30
March 25	May 26	November 11

Portugal

January 1	April 25	August 15
March 25	June 10	December 8
March 28	June 13	December 26

Qatar

February 9	July 7	September 13
March 6	July 10	September 14
July 6	September 12	December 18

Romania

January 1	June 20	November 30	December 26
May 2	August 15	December 1

Russia

January 1	January 7	March 7	May 9
January 4	January 8	March 8	June 13
January 5	February 22	May 2	November 14
January 6	February 23	May 3

Saudi Arabia

July 7	July 11	September 14
July 10	September 13	September 15

Senegal

January 1	May 5	August 15	December 26
March 28	May 16	November 1
May 2	August 8	November 15

Serbia

January 1	February 15	April 29	May 3
January 7	February 16	May 2	November 11

Singapore

January 1	March 25	August 9
February 8	May 2	September 12
February 9	July 6	December 26

Slovak Republic

January 1	March 28	September 1	November 17
January 6	July 5	September 15	December 16
March 25	August 29	November 1

Slovenia

January 1	March 28	August 15	December 26
February 8	April 27	October 31
March 25	May 2	November 1

South Africa

January 1	March 28	June 16	December 26
March 21	April 27	August 9
March 25	May 2	December 16

South Korea

January 1	March 1	August 15	October 3
February 8	April 13	September 14	December 30
February 9	May 5	September 15
February 10	June 6	September 16

Spain

January 1	March 25	August 15	December 6
January 6	March 28	October 12	December 8
March 24	July 25	November 1	December 26

Sri Lanka

January 1	March 25	July 6	December 12
January 15	April 13	July 19	December 13
February 4	April 14	August 17	December 26
February 22	April 21	September 12
March 7	May 2	September 16
March 22	May 23	November 14

Swaziland

January 1	April 19	July 22	December 28
March 25	April 25	September 6
March 28	May 5	December 26

Sweden

January 1	March 24	May 4	June 24
January 5	March 25	May 5	November 4
January 6	March 28	June 6	December 26

Switzerland

January 1	April 18	August 1
March 25	May 5	September 12
March 28	May 16	December 26

Taiwan

January 1	February 10	April 5	September 16
February 4	February 11	May 2	October 10
February 5	February 12	June 9
February 8	February 29	June 10
February 9	April 4	September 15

Tanzania

January 1	April 7	October 14
January 12	April 26	December 9
March 25	July 7	December 12
March 28	August 8	December 26

Thailand

January 1	April 15	July 1	December 5
February 22	May 2	July 18	December 12
April 6	May 5	July 19
April 13	May 6	August 12
April 14	May 20	October 24

Togo

January 1	May 5	August 15	December 26
March 28	May 16	November 1
May 2	August 8	November 15

Trinidad & Tobago

January 1	March 28	June 20	November 1
February 8	March 30	July 6	December 26
February 9	May 26	August 1	December 27
March 25	May 30	August 31

Tunisia

January 1	June 30	July 25
January 14	July 1	December 12

Turkey

January 1	July 5	August 30	September 14
May 19	July 6	September 12	September 15
July 4	July 7	September 13	October 28

U.S.A.

January 1	March 25	September 5	November 24
January 18	May 30	October 10	December 26
February 15	July 4	November 11

Uganda

January 1	March 8	June 3	September 13
January 26	March 25	June 9	December 26
February 16	March 28	July 7

Ukraine

January 1	January 16	May 9	October 14
January 4	March 8	June 20
January 7	May 2	June 28
January 8	May 3	August 24

United Arab Emirates - ADX and DFM markets

May 5	September 11	September 13	November 30
July 7	September 12	October 2	December 12

United Arab Emirates - NASDAQ Dubai

January 18	July 4	September 12	November 24
February 15	July 7	September 13	November 30
May 5	September 5	October 2	December 12
May 30	September 11	October 10	December 26

United Kingdom

January 1	May 2	October 10	December 27
January 18	May 30	November 11	December 30
February 15	July 4	November 24
March 25	August 29	December 23
March 28	September 5	December 26

Uruguay

January 1	February 9	April 18	August 25
January 6	March 24	May 16	October 10
February 8	March 25	July 18	November 2

Venezuela

January 1	March 25	May 30	August 15
January 6	April 19	June 24	October 12
February 8	May 5	June 29	November 7
February 9	May 9	July 4	December 8
March 24	May 26	July 5

Vietnam

January 1	February 10	April 18	September 2
February 8	February 11	May 2
February 9	February 12	May 3

Zambia

January 1	March 28	July 4	October 18
March 8	May 2	July 5	October 24
March 25	May 25	August 1	December 26

Zimbabwe

January 1	April 18	August 9
March 25	May 25	December 22
March 28	August 8	December 26

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2016*

Country	Trade Date	Settlement Date	Number of Days to Settle
China A Share	2/3/2016	2/15/2016	12
	2/4/2016	2/16/2016	12
	2/5/2016	2/17/2016	12
	9/28/2016	10/10/2016	12
	9/29/2016	10/11/2016	12
	9/30/2016	10/12/2016	12

China B Share (Shanghai)	2/3/2016	2/15/2016	12
	2/4/2016	2/16/2016	12
	2/5/2016	2/17/2016	12
	9/28/2016	10/10/2016	12
	9/29/2016	10/11/2016	12
	9/30/2016	10/12/2016	12

China B Share (Shenzhen)	2/3/2016	2/11/2016	8
	2/4/2016	2/12/2016	8
	2/5/2016	2/15/2016	10

Indonesia	6/29/2016	7/11/2016	12
	6/30/2016	7/12/2016	12
	7/1/2016	7/13/2016	12

Japan	4/27/2016	5/6/2016	9
	4/28/2016	5/9/2016	11
	5/2/2016	5/10/2016	8
	9/18/2016	9/28/2016	10

Jordan	6/30/2016	7/10/2016	10
	7/3/2016	7/11/2016	8
	7/4/2016	7/12/2016	8
	9/6/2016	9/18/2016	12
	9/7/2016	9/19/2016	12
	9/8/2016	9/20/2016	12

Malawi	1/11/2016	1/19/2016	8
	1/12/2016	1/20/2016	8

Country	Trade Date	Settlement Date	Number of Days to Settle
	1/13/2016	1/21/2016	8
	1/14/2016	1/22/2016	8
	2/25/2016	3/4/2016	8
	2/26/2016	3/5/2016	8
	2/29/2016	3/8/2016	8
	3/1/2016	3/9/2016	8
	3/2/2016	3/10/2016	8
	3/18/2016	3/29/2016	11
	3/21/2016	3/30/2016	9
	3/22/2016	3/31/2016	9
	3/23/2016	4/1/2016	9
	3/24/2016	4/4/2016	11
	4/25/2016	5/3/2016	8
	4/26/2016	5/4/2016	8
	4/27/2016	5/5/2016	8
	4/28/2016	5/6/2016	8
	4/29/2016	5/9/2016	10
	5/9/2016	5/17/2016	8
	5/10/2016	5/18/2016	8
	5/11/2016	5/19/2016	8
	5/12/2016	5/20/2016	8
	5/13/2016	5/23/2016	10
	6/7/2016	6/15/2016	8
	6/8/2016	6/16/2016	8
	6/9/2016	6/20/2016	11
	6/10/2016	6/21/2016	11
	6/29/2016	7/8/2016	9
	6/30/2016	7/11/2016	11
	7/1/2016	7/12/2016	11
	7/4/2016	7/13/2016	9
	7/5/2016	7/14/2016	9
	12/19/2016	12/27/2016	8
	12/20/2016	12/28/2016	8
	12/21/2016	12/29/2016	8
	12/22/2016	12/30/2016	8
	12/23/2016	1/2/17	10

Mexico	3/18/2016	3/28/2016	10

Namibia	3/14/2016	3/22/2016	8
	3/15/2016	3/23/2016	8
	3/16/2016	3/24/2016	8
	3/17/2016	3/29/2016	12
	3/18/2016	3/30/2016	12
	3/22/2016	3/31/2016	9
	3/23/2016	4/1/2016	9
	3/24/2016	4/4/2016	11
	4/25/2016	5/3/2016	8
	4/26/2016	5/6/2016	10
	4/27/2016	5/9/2016	12
	4/28/2016	5/10/2016	12
	4/29/2016	5/11/2016	12
	5/18/2016	5/26/2016	8

Country	Trade Date	Settlement Date	Number of Days to Settle
	5/19/2016	5/27/2016	8
	5/20/2016	5/30/2016	10
	5/23/2016	5/31/2016	8
	5/24/2016	6/1/2016	8
	8/19/2016	8/29/2016	10
	8/22/2016	8/30/2016	8
	8/23/2016	8/31/2016	8
	8/24/2016	9/1/2016	8
	8/25/2016	9/2/2016	8
	12/19/2016	12/27/2016	8
	12/20/2016	12/28/2016	8
	12/21/2016	12/29/2016	8
	12/22/2016	12/30/2016	8
	12/23/2016	1/2/2017	10

Palestinian Autonomous Area	9/8/2016	9/18/2016	10

Qatar	9/7/2016	9/15/2016	8
	9/8/2016	9/18/2016	10
	9/11/2016	9/19/2016	8

Serbia	4/26/2016	5/4/2016	8
	4/27/2016	5/5/2016	8

Country	Trade Date	Settlement Date	Number of Days to Settle
	4/28/2016	5/6/2016	8

South Africa	3/14/2016	3/22/2016	8
	3/15/2016	3/23/2016	8
	3/16/2016	3/24/2016	8
	3/17/2016	3/29/2016	12
	3/18/2016	3/30/2016	12
	3/22/2016	3/31/2016	9
	3/23/2016	4/1/2016	9
	3/24/2016	4/4/2016	11
	4/20/2016	4/28/2016	8

	4/21/2016	4/29/2016	8
	4/22/2016	5/3/2016	11
	4/25/2016	5/5/2016	10
	4/26/2016	5/6/2016	10
	4/28/2016	5/6/2016	8
	4/29/2016	5/9/2016	10
	6/9/2016	6/17/2016	8
	6/10/2016	6/20/2016	10
	6/13/2016	6/21/2016	8
	6/14/2016	6/22/2016	8
	6/15/2016	6/23/2016	8
	8/2/2016	8/10/2016	8
	8/3/2016	8/11/2016	8
	8/4/2016	8/12/2016	8
	8/5/2016	8/15/2016	10
	8/8/2016	8/16/2016	8
	12/9/2016	12/19/2016	10
	12/12/2016	12/20/2016	8
	12/13/2016	12/21/2016	8
	12/14/2016	12/22/2016	8
	12/15/2016	12/23/2016	8
	12/19/2016	12/27/2016	8
	12/20/2016	12/28/2016	8
	12/21/2016	12/29/2016	8
	12/22/2016	12/30/2016	8
	12/23/2016	1/2/2017	10

Swaziland	3/18/2016	3/29/2016	11
	3/21/2016	3/30/2016	9
	3/22/2016	3/31/2016	9
	3/23/2016	4/1/2016	9
	3/24/2016	4/4/2016	11
	4/12/2016	4/20/2016	8
	4/13/2016	4/21/2016	8
	4/14/2016	4/22/2016	8
	4/15/2016	4/26/2016	11
	4/18/2016	4/27/2016	9
	4/20/2016	4/28/2016	8
	4/21/2016	4/29/2016	8
	4/22/2016	5/2/2016	10
	4/28/2016	5/6/2016	8
	4/29/2016	5/9/2016	10
	5/2/2016	5/10/2016	8
	5/3/2016	5/11/2016	8
	5/4/2016	5/12/2016	8
	7/15/2016	7/25/2016	10
	7/18/2016	7/26/2016	8
	7/19/2016	7/27/2016	8
	7/20/2016	7/28/2016	8
	7/21/2016	7/29/2016	8
	8/30/2016	9/7/2016	8
	8/31/2016	9/8/2016	8
	9/1/2016	9/9/2016	8
	9/2/2016	9/12/2016	10
	12/19/2016	12/27/2016	8
	12/20/2016	12/29/2016	9

	12/21/2016	12/30/2016	9
	12/22/2016	1/2/2017	11
	12/23/2016	1/3/2017	11

Taiwan	2/4/2016	2/15/2016	11
	2/5/2016	2/16/2016	11

Thailand	4/8/2016	4/18/2016	10
	4/11/2016	4/19/2016	8
	4/12/2016	4/20/2016	8
	4/29/2016	5/9/2016	10

Country	Trade Date	Settlement Date	Number of Days to Settle
Trinidad & Tobago	3/23/2016	3/31/2016	8
	3/24/2016	4/1/2016	8

Turkey	9/8/2016	9/1/2016	8
	9/9/2016	9/19/2016	10

Vietnam	2/3/2016	2/15/2016	12
	2/4/2016	2/16/2016	12
	2/5/2016	2/17/2016	12

Zimbabwe	3/18/2016	3/29/2016	11
	3/21/2016	3/30/2016	9
	3/22/2016	3/31/2016	9
	3/23/2016	4/1/2016	9
	3/24/2016	4/4/2016	11
	4/11/2016	4/19/2016	8
	4/12/2016	4/20/2016	8
	4/13/2016	4/21/2016	8
	4/14/2016	4/22/2016	8
	4/15/2016	4/24/2016	9
	5/18/2016	5/26/2016	8
	5/19/2016	5/27/2016	8
	5/20/2016	5/30/2016	10
	5/23/2016	6/1/2016	9
	5/24/2016	6/2/2016	9
	8/1/2016	8/10/2016	9
	8/2/2016	8/11/2016	9
	8/3/2016	8/12/2016	9
	8/4/2016	8/15/2016	11
	8/5/2016	8/16/2016	11
	12/15/2016	12/23/2016	8
	12/16/2016	12/27/2016	11
	12/19/2016	12/28/2016	9
	12/20/2016	12/29/2016	9
	12/21/2016	12/30/2016	9
	12/23/2016	1/2/2017	10

The dates in calendar year 2017 in which the regular holidays affecting the relevant securities markets of the below listed countries is as follows:

Australia

January 2, 2017	April 14, 2017	June 12, 2017	November 7, 2017
January 26, 2017	April 17, 2017	August 7, 2017	December 25, 2017
March 6, 2017	April 25, 2017	September 25, 2017	December 26, 2017
March 13, 2017	June 5, 2017	October 2, 2017	January 1, 2018

Austria

January 6, 2017	May 25, 2017	October 26, 2017	December 26, 2017
April 14, 2017	June 5, 2017	November 1, 2017	December 29, 2017
April 17, 2017	June 15, 2017	December 8, 2017	January 1, 2018
May 1, 2017	August 15, 2017	December 25, 2017

Belgium

April 14, 2017	May 25, 2017	August 15, 2017	December 26, 2017
April 17, 2017	June 5, 2017	November 1, 2017
May 1, 2017	July 21, 2017	December 25, 2017

Brazil

January 25, 2017	April 21, 2017	October 12, 2017	December 25, 2017
February 27, 2017	May 1, 2017	November 2, 2017	December 29, 2017
February 28, 2017	June 15, 2017	November 15, 2017	January 1, 2018
April 14, 2017	September 7, 2017	November 20, 2017

Britain

January 2, 2017	May 1, 2017	June 12, 2017	December 25, 2017
January 3, 2017	May 9, 2017	June 23, 2017	December 26, 2017
January 6, 2017	May 12, 2017	July 3, 2017	December 27, 2017
January 16, 2017	May 15, 2017	July 4, 2017	December 28, 2017
January 23, 2017	May 17, 2017	August 28, 2017	December 29, 2017
February 20, 2017	May 25, 2017	September 4, 2017
March 1, 2017	May 26, 2017	October 9, 2017
April 13, 2017	May 29, 2017	November 13, 2017
April 14, 2017	June 5, 2017	November 23, 2017
April 17, 2015	June 6, 2017	December 6, 2017

Canada

January 2, 2017	May 22, 2017	September 4, 2017	December 25, 2017
February 20, 2017	July 3, 2017	October 9, 2017	December 26, 2017
April 14, 2017	August 7, 2017	November 13, 2017	January 1, 2018

Chilé

April 14, 2017	August 15, 2017	October 9, 2017	December 8, 2017
May 1, 2017	September 18, 2017	October 27, 2017	December 25, 2017
June 26, 2017	September 19, 2017	November 1, 2017	January 1, 2018

China

January 2, 2017	February 1, 2017	May 1, 2017	October 4, 2017
January 27, 2017	February 2, 2017	May 30, 2017	October 5, 2017
January 30, 2017	February 3, 2017	October 2, 2017	January 1, 2018
January 31, 2017	April 5, 2017	October 3, 2017

Colombia

January 9, 2017	May 29, 2017	August 7, 2017	December 8, 2017
March 20, 2017	June 19, 2017	August 21, 2017	December 25, 2017
April 13, 2017	June 26, 2017	October 16, 2017	December 26, 2017
April 14, 2017	July 3, 2017	November 6, 2017
May 1, 2017	July 20, 2017	November 13, 2017

The Czech Republic

April 17, 2017	July 5, 2017	November 17, 2017
May 1, 2017	July 6, 2017	December 25, 2017
May 8, 2017	September 28, 2017	December 26, 2017

Denmark

April 13, 2017	May 12, 2017	June 5, 2017
April 14, 2017	May 25, 2017	December 25, 2017
April 17, 2017	May 26, 2017	December 26, 2017

Egypt

January 25, 2017	April 25, 2017	June 26, 2017	September 21, 2017
April 16, 2017	May 1, 2017	July 23, 2017
April 17, 2017	June 25, 2017	August 31, 2107

The Egyptian market is closed every Friday.

Finland

January 6, 2017	May 1, 2017	December 6, 2017
April 14, 2017	May 25, 2017	December 25, 2017
April 17, 2017	June 23, 2017	December 26, 2017

France

January 2, 2017	May 1, 2017	December 25, 2017
April 14, 2017	May 29, 2017	December 26, 2017
April 17, 2017	August 28, 2017	January 1, 2018

Germany

February 27, 2017	May 1, 2017	June 15, 2017	December 25, 2017
April 14, 2017	May 25, 2017	October 3, 2017	December 26, 2017
April 17, 2017	June 5, 2017	November 1, 2017	January 1, 2018

Greece

January 6, 2017	April 17, 2017	August 15, 2017
February 27, 2017	May 1, 2017	December 25, 2017
April 14, 2017	June 5, 2017	December 26, 2017

Hong Kong

January 2, 2017	April 14, 2017	May 30, 2017	December 26, 2017
January 27, 2017	April 17, 2017	October 2, 2017	January 1, 2018
January 30, 2017	May 1, 2017	October 5, 2017
April 5, 2017	May 3, 2017	December 25, 2017

Hungary

March 15, 2017	May 1, 2017	November 1, 2017
April 14, 2017	June 5, 2017	December 25, 2017
April 17, 2017	October 23, 2017	December 26, 2017

India

January 26, 2017	May 1, 2017	August 19, 2017	October 20, 2017
March 29, 2017	May 10, 2017	September 2, 2017	December 1, 2017
April 1, 2017	July 1, 2017	September 30, 2017	December 25, 2017
April 14, 2017	August 15, 2017	October 2, 2017

Indonesia

March 28, 2017	May 1, 2017	June 26, 2017	September 22, 2017
April 14, 2017	May 11, 2017	June 27, 2017	December 1, 2017
April 24, 2017	May 25, 2017	August 17, 2017	December 25, 2017

Ireland

January 2, 2017	May 1, 2017	June 26, 2017	September 22, 2017
March 17, 2017	May 11, 2017	July 27, 2017	December 1, 2017
April 14, 2017	May 25, 2017	August 17, 2017	December 25, 2017

Israel

March 12, 2017	May 1, 2017	August 1, 2017	September 22, 2017
April 10, 2017	May 2, 2017	August 7, 2017	September 29, 2017
April 11, 2017	May 30, 2017	September 20, 2017	October 4, 2017
April 17, 2017	May 31, 2017	September 21, 2017	October 5, 2017
October 12, 2017

The Israeli market is closed every Friday.

Italy

April 14, 2017	May 1, 2017	December 25, 2017	January 1, 2018
April 17, 2017	August 15, 2017	December 26, 2017

Japan

January 2, 2017	May 3, 2017	August 11, 2017	November 23, 2017
January 3, 2017	May 4, 2017	September 18, 2017	January 1, 2018
January 9, 2017	May 5, 2017	October 9, 2017
March 20, 2017	July 17, 2017	November 3, 2017

Malaysia

January 2, 2017	May 30, 2017	September 1, 2017	December 25, 2017
February 1, 2017	May 31, 2017	September 21, 2017
May 1, 2017	June 26, 2017	October 20, 2017
May 10, 2017	August 31, 2017	December 1, 2017

Mexico

February 6, 2017	April 14, 2017	November 20, 2017	January 1, 2018
March 20, 2017	May 1, 2017	December 12, 2017
April 13, 2017	November 2, 2017	December 25, 2017

Morocco

January 11, 2017	June 26, 2017	August 21, 2017	November 6, 2017
May 1, 2017	August 14, 2017	September 21, 2017	December 1, 2017

Netherlands

April 14, 2017	May 1, 2017	June 5, 2017	December 26, 2017
April 17, 2017	May 25, 2017	December 25, 2017

New Zealand

January 2, 2017	January 30, 2017	April 17, 2017	October 23, 2017
January 3, 2017	February 6, 2017	April 25, 2017	December 25, 2017
January 23, 2017	April 14, 2017	June 5, 2017	December 26, 2017

Norway

April 13, 2017	May 1, 2017	June 5, 2017	December 26, 2017
April 14, 2017	May 17, 2017	December 25, 2017
April 17, 2017	May 25, 2017

Peru

April 13, 2017	June 29, 2017	November 1, 2017
April 14, 2017	July 28, 2017	December 8, 2017
May 1, 2017	August 30, 2017	December 25, 2017

The Philippines

April 13, 2017	June 12, 2017	September 1, 2017	December 25, 2017
April 14, 2017	August 21, 2017	November 1, 2017
May 1, 2017	August 28, 2017	November 30, 2017

Poland

January 6, 2017	May 1, 2017	August 15, 2017	December 26, 2017
April 14, 2017	May 3, 2017	November 1, 2017
April 17, 2017	June 15, 2017	December 25, 2017

Portugal

April 14, 2017	May 1, 2017	December 26, 2017
April 17, 2017	December 25, 2017

Russia

January 2, 2017	January 16, 2017	May 1, 2017	September 4, 2017
January 3, 2017	February 20, 2017	May 9, 2017	October 9, 2017
January 4, 2017	February 23, 2017	May 29, 2017	November 6, 2017
January 5, 2017	March 8, 2017	June 12, 2017	November 23, 2017
January 6, 2017	April 14, 2017	July 4, 2017	December 25, 2017

Singapore

January 2, 2017	May 1, 2017	August 9, 2017
January 30, 2017	May 10, 2017	October 19, 2017
April 14, 2017	June 26, 2017	December 25, 2017

South Africa

January 2, 2017	April 17, 2017	June 16, 2017	December 25, 2017
March 21, 2017	April 27, 2017	August 9, 2017	December 26, 2017
April 14, 2017	May 1, 2017	September 25, 2017

South Korea

January 27, 2017	May 3, 2017	October 3, 2017	October 9, 2017
January 30, 2017	May 5, 2017	October 4, 2017	December 20, 2017
March 1, 2017	June 6, 2017	October 5, 2017	December 25, 2017
May 1, 2017	August 15, 2017	October 6, 2017	December 29, 2017

Spain

April 13, 2017	May 1, 2017	August 15, 2017	December 8, 2017
April 14, 2017	June 15, 2017	October 12, 2017	December 25, 2017
April 17, 2017	July 25, 2017	November 1, 2017	December 26, 2017

Sweden

January 6, 2017	May 1, 2017	June 23, 2017
April 14, 2017	May 25, 2017	December 25, 2017
April 17, 2017	June 6, 2017	December 26, 2017

Switzerland

January 1, 2017	May 1, 2017	August 1, 2017
April 14, 2017	May 25, 2017	December 25, 2017
April 17, 2017	June 5, 2017	December 26, 2017

Taiwan

January 27, 2017	April 4, 2017	May 30, 2017
February 16, 2017	April 5, 2017	October 4, 2017
February 28, 2017	May 1, 2017	October 10, 2017

Thailand

January 2, 2017	April 14, 2017	May 10, 2017	October 23, 2017
April 6, 2017	May 1, 2017	July 10, 2017	December 5, 2017
April 13, 2017	May 5, 2017	August 14, 2017	December 11, 2017

Turkey

May 1, 2017	June 26, 2017	August 30, 2017	September 1, 2017
May 19, 2017	June 27, 2017	August 31, 2017	September 4, 2017

United States

January 2, 2017	April 14, 2017	September 4, 2017	November 23, 2017
January 16, 2017	May 29, 2017	October 9, 2017	December 25, 2017
February 20, 2017	July 4, 2017	November 10, 2017

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR THE YEAR 2017*

Country	Trade Date	Settlement Date	Number of Days to Settle
Austria	12/22/2017	1/2/2018	11

Britain	12/30/2016	1/9/2017	10
	4/11/2017	4/19/2017	8
	4/12/2017	4/20/2017	8
	5/8/2017	5/16/2017	8
	5/10/2017	5/18/2017	8
	5/11/2017	5/19/2017	8
	5/23/2017	5/31/2017	8
	5/24/2017	6/1/2017	8
	12/21/2017	1/2/2018	12
	12/22/2017	1/3/2018	12

China	1/25/2017	2/7/2017	13
	1/26/2017	2/8/2017	13
	9/28/2017	10/9/2017	11
	9/29/2017	10/10/2017	11

Denmark	4/11/2017	4/19/2017	8
	4/12/2017	4/20/2017	8

Israel	9/18/2017	9/26/2017	8
	9/19/2017	9/27/2017	8
	9/28/2017	10/6/2017	8

Japan	5/1/2017	5/9/2017	8
	5/2/2017	5/10/2017	8

Norway	4/11/2017	4/19/2017	8
	4/12/2017	4/20/2017	8

Russia	12/29/2016	1/10/2017	12
	12/30/2016	1/11/2017	12

South Korea	4/28/2017	5/8/2017	10
	9/29/2017	10/11/2017	12
	10/2/2017	10/12/2017	10

Spain	4/11/2017	4/19/2017	8
	4/12/2017	4/20/2017	8

Turkey	8/28/2017	9/6/2017	9
	8/29/2017	9/7/2017	9

*	Holidays are subject to change without further notice.

On days when the relevant Exchange closes earlier than normal (such as the day before a holiday), certain Funds may require orders to redeem Creation Unit Aggregations to be placed earlier in the day.

The chart below describes in further detail the placement of creation and redemption orders through the NSCC and outside the Clearing Process, presuming a creation or redemption settling no later T+3.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Creation through NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Distributor. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders (for in-kind creations)	3:00 p.m. (ET) Order must be received by the Distributor. Orders received after 3:00 p.m. (ET) require portfolio manager approvals before acceptance. Orders may be subject to additional fees.	No action.	No action.	Creation Unit Aggregations will be delivered.

Creation Outside NSCC

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET)

Deposit Securities
must be received by
the Fund’s account
through DTC.

For cash creations:
Deposit Cash must
be received by the
Custodian.

2:00 p.m. (ET)

Cash Component
must be received by
the Custodian.

			No action.	Creation Unit Aggregations will be delivered.

Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities (for in-kind creations)	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET)

Available Deposit
Securities must be
received.

Cash in an amount
equal to the sum of
(i) the Cash
Component, plus (ii)
105% of the market
value of the
undelivered
Deposit Securities
must be received.

			No action.	Missing Deposit Securities are due to the Trust or the Trust may use cash on deposit to purchase missing Deposit Securities. Creation Unit Aggregations will be delivered.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Custom Orders (for in-kind creations)

3:00 p.m. (ET)

Order in proper form must be received by the Distributor.

Orders received after 3:00 p.m. (ET) require portfolio manager approvals before acceptance. Orders may be subject to additional fees.

		11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Orders Custodian.	No action.	Creation Unit Aggregations will be delivered.

Redemption Through NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Fund Securities and Redemption Cash Component will be transferred to beneficial owner (for cash redemptions, Cash Redemption Amount will be transferred).

Custom Orders (for in-kind transfers)	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard redemption orders through NSCC.	No action.	No action.	Fund Securities and Redemption Cash Component will be transferred to beneficial owner.

Redemption Outside NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).

11:00 a.m. (ET)

Fund Shares must be delivered through DTC to the Custodian.

2:00 p.m. (ET)

Redemption Cash Component, if any, is due.

* If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

			No action.	Fund Securities and Redemption Cash Component will be delivered to the redeeming beneficial owner (for cash redemptions, Cash Redemption Amount is delivered to the redeeming beneficial owner).

Custom Orders (for in-kind redemptions)	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m.	11:00 a.m. (ET) Fund Shares must be delivered through DTC to the Custodian. 2:00 p.m. (ET)	No action.	Fund Securities and Redemption Cash Component is delivered to the redeeming beneficial owner.

(ET) require portfolio manager approvals before acceptance. Orders may be subject to additional fees.	Redemption Cash Component, if any, is due. * If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

TAXES

The following is a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

The following is provided as general information only and is not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

General; Qualification as a RIC. Each Fund is treated as a separate corporation for federal tax purposes and, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another series of the Trust, and the requirements (other than a certain organizational requirement that the Trust satisfies) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

Each Fund has elected and intends to qualify each taxable year to be treated as a RIC. If a Fund satisfies the requirements referred to in the next sentence, it will not be subject to federal income tax on the portion of its net investment income and net realized capital gains that it distributes to its shareholders. To qualify for that treatment, a Fund annually must distribute to its shareholders at least 90% of its investment company taxable income (which includes dividends, interest, the excess of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several other requirements, including those described below, relating to the nature of its gross income and the diversification of its assets.

Income Requirement. A Fund must derive at least 90% of its gross income from (1) dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived from its business of investing in stock, securities, or such currencies and (2) net income derived from qualified publicly traded partnerships (“QPTPs”).

Asset Diversification Requirements. A Fund must satisfy the following asset diversification requirements at the close of each quarter of its taxable year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, Government securities, securities of other RICs, and securities of any other issuer (as to which (a) not more than 5% of the value of the Fund’s total assets is in securities of the issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than Government securities or securities of other RICs) or of two or more issuers that the Fund controls and are engaged in the same, similar, or related trades or businesses, or, collectively, in the securities of QPTPs.

If a Fund failed to qualify for any taxable year for treatment as a RIC—either (1) by failing to satisfy the Distribution Requirement or (2) by failing to satisfy one or more of the Income and Asset Diversification Requirements and is unable, or determines not to, avail itself of the Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of those requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements—all of its taxable income would be subject to tax at regular federal corporate income tax rates without any deduction for distributions to shareholders. In addition, for federal income tax purposes (a) the Fund’s shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund’s current and accumulated earnings and profits, taxable as ordinary income, except that, for individual and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is “qualified dividend income” (“QDI”) would be subject to federal income tax at the rates for net capital gain—a maximum of 15% (20% for certain high income individual shareholders) and (b) all or part of those distributions might be eligible for the dividends-received deduction in the case of corporate shareholders that meet certain holding period and other requirements regarding their Shares. Furthermore, the Fund could be required to recognize unrealized gains, if any, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Each Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute to its shareholders by the end of any calendar year substantially all of its ordinary (taxable) income for the calendar year and capital gains net income for the twelve months ended October 31 of such year, plus certain other amounts. For these purposes, a Fund may defer into the next taxable year any capital loss incurred between November 1 and the end of the current taxable year as well as certain “late-year ordinary losses” incurred between January 1 and the end of the current taxable year. Generally, it is the Funds’ policy to pay sufficient dividends and make other sufficient distributions each year to avoid the imposition of the Excise Tax, but the Funds can give no assurance that all or a portion of such liability will be avoided.

Unlike interests in conventional mutual funds, the Shares are redeemed principally in-kind in Creation Units. In a conventional mutual fund, share redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet fund redemptions, which may generate taxable gains that must be distributed to the fund’s shareholders. In the case of a Fund, however, because a RIC is not taxed on the unrealized gain in assets distributed in kind if “such distribution is in redemption of its stock upon the demand of the stockholder,” which describes the Shares’ in-kind redemption mechanism, a Fund’s in-kind redemption of a Creation Unit generally will not be a taxable event for the Fund or therefore result in increased taxable distributions to its ongoing shareholders.

The Trust has the right to reject an order to purchase Shares of a Fund if the purchaser (or group of purchasers) would, on obtaining the ordered Shares, own 80% or more of the Fund’s outstanding Shares and if, pursuant to sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities to be received in exchange for the ordered Shares different from their market value on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Shareholders. Distributions from a Fund’s net investment income and net short-term gain, if any, are generally taxable as ordinary income (except for QDI, as described below). Distributions that a shareholder reinvests in additional Shares through the means of a dividend reinvestment service will be taxable to the shareholder to the same extent as if the distributions had been received in cash. Distributions to a shareholder of net capital gain, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held his or her Shares. Distributions of ordinary income and capital gains may also be subject to state and local taxes.

Distributions that a Fund declares in October, November, or December and pays to shareholders of record in one of those months during the following January are treated as having been received by the shareholders on December 31 of the year the distributions were declared.

If, for any taxable year, the total distributions that a Fund makes exceed its current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a return of capital up to the amount of the shareholder’s basis in his or her Shares and thereafter as gain from the sale of those Shares. The amount so treated as a return of capital will reduce the shareholder’s adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of those Shares.

The sale or redemption (“disposition”) of Shares may give rise to a capital gain or loss, which generally will be treated as long-term capital gain or loss if the Shares have been held for more than one year and otherwise as short-term capital gain or loss. Long-term capital gains of individual shareholders generally are subject to federal income tax at the 15%/20% maximum rates noted above. In addition, a Fund’s distributions to an individual shareholder of QDI will qualify for federal income taxation at those rates, provided that certain holding period and other requirements are met by the Fund and the shareholder. Each Fund will report to shareholders annually the amount of distributions taxable as ordinary income (from net investment income and net short-term gain), the amount of any distributions from net capital gain, and the portion, if any, of dividends that may qualify as QDI.

A loss realized on a disposition of Shares may be disallowed if other Shares are acquired (whether through the automatic reinvestment of distributions, if available, or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the Shares are disposed of. In such a case, the basis in the acquired Shares will be adjusted to reflect the disallowed loss. In addition, any loss on a shareholder’s disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such Shares.

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally will include dividends and other distributions a Fund pays and gains recognized from the disposition of Shares, or (2) the excess of the individual’s “modified adjusted gross income” over $200,000 for single taxpayers ($250,000 for married persons filing jointly). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, that this provision may have on their investment in Shares.

A shareholder who wants to use the average basis method for determining his or her basis in Shares must elect to do so in writing (which may be electronic) with the broker through which he or she purchased the Shares. A shareholder who wishes to use a different Internal Revenue Service (“IRS”)-acceptable method for basis determination (e.g., a specific identification method) may elect to do so. Shareholders are urged to consult with their brokers regarding the application of the basis determination rules to them.

If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election for that year with the IRS that would enable its shareholders to benefit from any foreign tax credits or deductions available with respect to foreign taxes it pays. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign sources or U.S. possessions , sources (“foreign-sources income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If a Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income for that year.

Individual shareholders of the Fund described in the preceding paragraph who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each taxable year to be exempt from the foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisors), in which event they would be able to claim a foreign tax credit without having to file the detailed IRS Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portion of foreign taxes the Fund paid if the shareholder has not held the Fund’s shares for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A nonresident alien individual, foreign corporation or partnership, or foreign trust or estate holding shares of the Fund (a “foreign shareholder”) may not deduct or claim a credit for foreign taxes in determining its U.S. federal income tax liability unless the Fund dividends paid to it are effectively connected with the foreign shareholder’s conduct of a trade or business within the United States (“effectively connected”).

Distributions of ordinary income paid to a foreign shareholder that are not effectively connected will generally be subject to a 30% U.S. withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, a foreign shareholder generally will not be subject to withholding or income tax on gains realized on the disposition of Shares or on net capital gain distributions unless (1) the gain or distribution is effectively connected or (2) in the case of an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the disposition or distribution and certain other conditions are met. In those cases, such gains and distributions generally will be subject to federal income taxation at regular income tax rates. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the federal withholding tax. Nonresident alien individuals also may be subject to federal estate tax.

A Fund must withhold and remit to the U.S. Department of the Treasury (“U.S. Treasury”) 28% of distributions of ordinary income, capital gains, and any cash received on redemption of Creation Units (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual shareholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, foreign financial institutions (“FFIs”) or non-financial foreign entities (“NFFEs”) that are shareholders in a Fund may be subject to a generally nonrefundable 30% withholding tax on (a) income dividends and (b) certain capital gain distributions and the proceeds of a disposition of Fund shares paid after December 31, 2018. As discussed in more detail below, the FATCA withholding tax generally can be avoided (1) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts held by U.S. persons with the FFI and (2) by an NFFE that certifies its status as such and, in certain circumstances, either that it has no substantial U.S. persons as owners and, in certain circumstances, also certifies that (i) it has no substantial U.S. persons as owners or (ii) if it does have any such owners and reports information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to the government of that country (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from a Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each such owner. The NFFE will report to a Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

Taxation of Fund Investments. Each Fund may make investments that are subject to special federal income tax rules. Those rules can, among other things, affect the timing of the recognition of income or gain, the treatment of income as capital or ordinary, and the treatment of capital gain or loss as long-term or short-term. The application of those special rules would therefore also affect the amount, timing and character of distributions that a Fund makes and could require a Fund to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements.

A Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15%/20% maximum federal income tax rates on individuals’ QDI described above.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain—which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax—even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year, in which event it would be required to distribute to its shareholders any resulting gains in accordance with the Distribution Requirement. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net marked-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, a Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein. While each Fund generally will seek not to invest in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so and it reserves the right to make such investments as a matter of its investment policy.

Investment income received, and gains realized, by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle Funds to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other form(s) to receive the benefit of the reduced tax rate; whether or when a Fund will receive the tax reclaim is within the control of the individual country. Information required on those forms may not be available, such as shareholder information; therefore, a Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements that may cause a Fund to not receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by a Fund on the sale or other disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance, since the amount of a Fund’s assets to be invested in various countries is not known.

Securities Lending. While securities are loaned out by a Fund, the Fund will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of federal income taxation for individuals’ QDI, if otherwise available, nor the 70% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest may not qualify for the pass-through of foreign tax credits to shareholders.

* * * * *

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority, and administrative interpretations in effect on the date hereof, all of which are subject to change, which change may be retroactive. Changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Some futures contracts, foreign currency contracts traded in the interbank market, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement—in which a Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contracts that a Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss; however, certain foreign currency gains or losses arising from Section 1256 contracts will be treated as ordinary income or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain that the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

Offsetting positions that a Fund enters into or holds in any actively traded security, option, futures, or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.” Additional information regarding the current NAV per share of each Fund can be found at www.invescopowershares.com.

The Custodian calculates and determines the NAV per Share as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open. NAV is calculated by deducting all of a Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price of the exchange where the security primarily is traded.

Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. The Adviser may use various pricing services or discontinue the use of any pricing service at any time. When price quotes are not readily available, securities will be valued using pricing provided from independent pricing services or by another method in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND OTHER DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions and Taxes.”

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by each Fund (except for the PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares Financial Preferred Portfolio, which declare and pay dividends from net investment income monthly). Distributions of net realized securities gains, if any, generally are declared and paid once a year, but any Fund may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income tax or the Excise Tax on undistributed income.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners for reinvestment of their distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. Stradley Ronon Stevens & Young, LLP,, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 1250 Connecticut Avenue, N.W., Suite 500, Washington, DC 20036, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. PricewaterhouseCoopers LLP audits the Funds’ annual financial statements and performs other related audit services. In connection with the audit of the 2016 financial statements, the Funds entered into an engagement letter with PricewaterhouseCoopers LLP. The terms of the engagement letter required by PricewaterhouseCoopers LLP, and agreed to by the Funds’ Audit Committee include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided thereunder.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust’s Annual Report to shareholders for the fiscal year ended April 30, 2016, and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust’s Annual Report at no charge by calling 800.551.0903 during normal business hours.

PricewaterhouseCoopers LLP (“PwC”) informed the Audit Committee of the Board of the Trust (the “Audit Committee”) that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PwC informed the Audit Committee it has relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PwC’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances.

In an August 18, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Trust, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Trust’s registered public accounting firm. PWC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over any Fund, or other entity within the Invesco Fund Complex, or its investment adviser; (2) none of the officers or trustees of the Invesco Fund Complex whose shares are owned by PwC lenders are associated with those lenders; (3) PwC understands that the shares held by PwC lenders are held for the benefit of and on behalf of its policy owners/end investors; (4) investments in funds such as the Invesco Fund Complex funds are passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances with each lender are immaterial to PwC and to each lender; and (9) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team. In addition, PwC has communicated that the lending relationships appear to be consistent with the lending relationships described in the NAL and that they are not aware of other relationships that would be implicated by the Loan Rule. In addition to relying on PwC’s August 18, 2016 letter regarding its independence, the Trust intends to rely upon the no-action letter.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Fund may need to take other action in order for the Fund’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. In addition, the SEC has indicated that the no-action relief will expire 18 months from its issuance after which the Invesco Funds will no longer be able rely on the letter unless it’s term is extended or made permanent by the SEC Staff.

APPENDIX A

Proxy Voting Guidelines

Applicable to the Funds	PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (collectively “the Trusts”)

Risk Addressed by Policy	Breach of fiduciary duty to client under the Investment Advisers Act of 1940 by placing Invesco personal interests ahead of clients best interest in voting proxies

Relevant Law	Investment Advisers Act of 1940

Approved/Adopted Date	March 1, 2016

Last reviewed by Compliance for Accuracy	September 10, 2015.

Invesco PowerShares Capital Management LLC (“Invesco PowerShares” or the “Adviser”) has adopted proxy voting policies with respect to securities owned by series of the PowerShares Exchange-Traded Fund Trust, the PowerShares Exchange-Traded Fund Trust II, the PowerShares Actively Managed Exchange-Traded Fund Trust, the PowerShares India Exchange-Traded Fund Trust and the PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (collectively, the “Funds”) for which it serves as investment adviser and has been delegated the authority to vote proxies. Invesco PowerShares’ proxy voting policies are designed to provide that proxies are voted in the best interests of shareholders.

Invesco Ltd, the parent to the Adviser, has adopted a global policy statement on corporate governance and proxy voting (the “Global Invesco Policy”) (see exhibit A), which details Invesco’s views on governance matters and describes the proxy administration and governance approach. The Adviser votes proxies by utilizing the procedures and mechanisms outlined in the Global Invesco Policy, while maintaining the Fund-specific guidelines described below:

1.	Overlapping Securities

In instances where both a Fund and a fund advised by an Invesco Ltd entity both hold an equity security (“Overlapping Securities”), the Adviser will vote proxies in accordance with the recommendation of an Invesco Ltd adviser based on the comprehensive proxy review and under the

Global Invesco Policy. The Global Invesco Policy is overseen by the Invesco Proxy Advisory Committee (“IPAC”), which also orchestrates the review and analysis of the top twenty-five proxy voting matters, measured by overall size of holdings by funds within the Invesco family. The Adviser consults with the IPAC on specific proxy votes and general proxy voting matters as it deems necessary. In addition, as part of the Global Invesco Proxy Voting Process, the IPAC oversees instances when possible conflicts of interest arise among funds. (Please see the global policy for the detailed conflict of interest approach).

In instances where the Global proxy administration team does not receive a recommendation in a timely manner, the proxy administration team will automatically vote such ballots in accordance with the recommendations of a third-party proxy firm, Institutional Shareholder Services, Inc. (“ISS”).

2.	Non-Overlapping Securities

In instances where securities are held only by a Fund, and not also by an Invesco Ltd active equity entity fund, the Adviser will instruct the proxy administration team to vote proxies in accordance ISS.

Under this Policy, the Adviser retains the power to vote contrary to the recommendation of the Invesco Voting Process (for Overlapping Securities) or ISS (for Non-Overlapping Securities) at its discretion, so long as the reasons for doing so are well documented.

Proxy Constraints

The adviser will approach proxy constraints according to the Invesco Global statement on corporate governance and proxy voting.

Special Policy

Certain Funds pursue their investment objectives by investing in other registered investment companies pursuant to an exemptive order granted by the Securities and Exchange Commission. The relief granted by that order is conditioned upon complying with a number of undertakings, some of which require a Fund to vote its shares in an acquired investment company in the same proportion as other holders of the acquired fund’s shares. In instances in which a Fund is required to vote in this manner to rely on the exemptive order, the Adviser will vote shares of these acquired investment companies in compliance with the voting mechanism required by the order.

Resolving Potential Conflicts of Interest

Voting of Proxies Related to Invesco Ltd.

The adviser will approach conflicts of interest in accordance with Invesco’s Global policy statement on corporate governance and proxy voting.)

Approved June 24, 2014

Amended February 18, 2016

Effective: March 1, 2016

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

I. Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II. Applicability of this Policy

This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III. Proxy Voting for Certain Fixed Income, Money Market Accounts and Index

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

IV. Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.1 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.

V. Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

VI. Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of Proxy Governance and Responsible Investment (“Head of Proxy Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question) In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

[1]	Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Head of Proxy Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII. Non-Votes

In the great majority of instances, Invesco is able to vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

•	Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the fund manager.

•	If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities.

•	In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•	Some companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

VIII. Proxy Voting Guidelines

The following guidelines describe Invesco’s general positions on various common proxy voting issues. This list is not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each fund manager retains ultimate discretion to vote proxies in the manner they deem most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

A. Shareholder Access and Treatment of Shareholder Proposals

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect its long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case by case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

C. Capitalization Structure Issues

i. Stock Issuances

Invesco generally supports a board’s decisions about the need for additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii. Stock Splits

Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii. Share Repurchases

Invesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D. Corporate Governance Issues

i. Board of Directors

1. Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2. Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

•	Long-term financial performance of the company relative to its industry,

•	Management’s track record,

•	Background to the proxy contest,

•	Qualifications of director nominees (both slates),

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

•	Stock ownership positions in the company.

3. Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

4. Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors since this minimizes the potential for conflicts of interest.

5. Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco, therefore, generally supports proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6. Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may take into account, among other factors, the presence or absence of:

•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties;

•	a majority of independent directors;

•	completely independent key committees;

•	committee chairpersons nominated by the independent directors;

•	CEO performance reviewed annually by a committee of independent directors; and

•	established governance guidelines.

7. Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8. Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9. Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10. Term Limits for Directors

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits.

ii. Audit Committees and Auditors

1. Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2. Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3. Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E. Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client’s investment.

i. Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii. Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders have the ability to express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations with regard to the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii. Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv. Severance Arrangements

Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v. “Claw Back” Provisions

Invesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi. Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F. Anti-Takeover Defenses; Reincorporation

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the particular elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote. Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or other changes (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company provided that the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.

POWERSHARES EXCHANGE-TRADED FUND TRUST

PART C. OTHER INFORMATION

Item 28. Exhibits.

(a)	Amended and Restated Declaration of Trust of the Registrant dated April 7, 2003. (1)

(b)	Amended and Restated By-laws of the Registrant. (3)

(c)	Not applicable.

(d)	1. Amended and Restated Investment Advisory Agreement between the Registrant and Invesco PowerShares Capital Management LLC, for non-unitary fee Funds. (*)

2. Amended and Restated Investment Advisory Agreement between the Registrant and Invesco PowerShares Capital Management LLC, for unitary fee Funds. (*)

3. Amended and Restated Excess Expense Agreement between the Registrant and Invesco PowerShares Capital Management LLC. (*)

4. Management Services Agreement between the Registrant and Invesco PowerShares Capital Management LLC. (5)

5. Amended and Restated Memorandum of Agreement between the Registrant and Invesco PowerShares Capital Management LLC (8)

(e)	Amended and Restated Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (*)

(f)	Not applicable.

(g)	1. Amended and Restated Custody Agreement between Registrant and The Bank of New York. (8)

(h)	1. Amended and Restated Fund Administration and Accounting Agreement between Registrant and The Bank of New York (*)

2. Amended and Restated Transfer Agency and Service Agreement between Registrant and The Bank of New York. (8)

3. Form of Participant Agreement between Invesco Distributors, Inc., the Bank of New York and Participant. (*)

4. Form of Sublicensing Agreement between the Registrant and Invesco PowerShares Capital Management LLC. (*)

(i)	1. Opinion and Consent of Counsel. (*)

(j)	1. Consent of Independent Registered Public Accounting Firm. (*)

(k)	Not applicable.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	1. Code of Ethics of the Registrant. (6)

2. Code of Ethics of Invesco Advisers, Inc. and Invesco Distributors, Inc. (7)

3. Code of Ethics of Invesco PowerShares Capital Management LLC. (7)

(q)	1. Powers of Attorney for Messrs. Carome, Bagge, Barre, Kole, Nussbaum and Wilson. (2)

2. Powers of Attorney for Messrs. Lim and Wicker. (4)

(1)	Incorporated by reference to the Trust’s Registration Statement, filed April 16, 2003.
(2)	Incorporated by reference to Post-Effective Amendment No. 239 to the Trust’s Registration Statement, filed on August 29, 2011.
(3)	Incorporated by reference to Post-Effective Amendment No. 241 to the Trust’s Registration Statement, filed on August 28, 2012.

(4)	Incorporated by reference to Post-Effective Amendment No. 243 to the Trust’s Registration Statement, filed on August 28, 2013.
(5)	Incorporated by reference to Post-Effective Amendment No. 246 to the Trust’s Registration Statement, filed on February 18, 2014.
(6)	Incorporated by reference to Post-Effective Amendment No. 251, filed on May 22, 2015.
(7)	Incorporated by reference to Post-Effective Amendment No. 532 of the Registration Statement of PowerShares Exchange-Traded Fund Trust II (No. 333-138490), filed on February 26, 2016.
(8)	Incorporated by reference to Post-Effective Amendment No. 546 of the Registration Statement of PowerShares Exchange-Traded Fund Trust II (No. 333-138490), filed on July 5, 2016.
(*)	Filed herewith.

Item 29. Persons Controlled by or Under Common Control with the Funds.

None.

Item 30. Indemnification.

Reference is made to Article Twelve of the Registrant’s Declaration of Trust, which is incorporated by reference herein:

The Registrant (also, the “Trust”) is organized as a Massachusetts business trust and is operated pursuant to an Amended and Restated Declaration of Trust, dated April 7, 2003 (the “Declaration of Trust”), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification shall be provided hereunder to a Covered Person:

i.	For any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

ii.	With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

iii.	In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of this Section 12.4(c)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 12.4) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be several, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 12.4 of the Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 12.4 of the Declaration of Trust, provided that either:

i.	Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

ii.	A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in Section 12.4 of the Declaration of Trust, the following words shall have the meanings set forth below:

i.	A “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

ii.	“Claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and “Liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 31. Business and Other Connections of the Investment Adviser.

Reference is made to the caption “Management of the Funds” in the Prospectuses constituting Part A, which are incorporated by reference to this Registration Statement and “Management” in the Statement of Additional Information constituting Part B, which is incorporated by reference to this Registration Statement.

The information as to the directors and executive officers of Invesco PowerShares Capital Management LLC is set forth in Invesco PowerShares Capital Management LLC’s Form ADV, filed with the Securities and Exchange Commission, on March 30, 2016 (and as amended through the date hereof) is, incorporated herein by reference.

Item 32. Principal Underwriters.

The sole principal underwriter for the Registrant is Invesco Distributors, Inc., which acts as distributor for the Registrant and the following other funds:

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Invesco American Franchise Fund

Invesco California Tax-Free Income Fund

Invesco Core Plus Bond Fund

Invesco Equally-Weighted S&P 500 Fund

Invesco Equity and Income Fund

Invesco Floating Rate Fund

Invesco Global Real Estate Income Fund

Invesco Growth and Income Fund

Invesco Low Volatility Equity Yield Fund

Invesco Pennsylvania Tax Free Income Fund

Invesco S&P 500 Index Fund

Invesco Small Cap Discovery Fund

Invesco Short Duration High Yield Municipal Fund

Invesco Strategic Real Return Fund

AIM Equity Funds (Invesco Equity Funds)

Invesco Charter Fund

Invesco Diversified Dividend Fund

Invesco Summit Fund

AIM Funds Group (Invesco Funds Group)

Invesco European Small Company Fund

Invesco Global Core Equity Fund

Invesco International Small Company Fund

Invesco Small Cap Equity Fund

AIM Growth Series (Invesco Growth Series)

Invesco Alternative Strategies Fund

Invesco Balanced-Risk Retirement Now Fund

Invesco Balanced-Risk Retirement 2020 Fund

Invesco Balanced-Risk Retirement 2030 Fund

Invesco Balanced-Risk Retirement 2040 Fund

Invesco Balanced-Risk Retirement 2050 Fund

Invesco Conservative Allocation Fund

Invesco Convertible Securities Fund

Invesco Global Low Volatility Equity Yield Fund

Invesco Growth Allocation Fund

Invesco Income Allocation Fund

Invesco International Allocation Fund

Invesco Mid Cap Core Equity Fund

Invesco Moderate Allocation Fund

Invesco Multi-Asset Inflation Fund

Invesco Small Cap Growth Fund

Invesco Quality Income Fund

AIM International Mutual Funds (Invesco International Mutual Funds)

Invesco Asia Pacific Growth Fund

Invesco European Growth Fund

Invesco Global Growth Fund

Invesco Global Opportunities Fund

Invesco Global Small & Mid Cap Growth Fund

Invesco International Companies Fund

Invesco International Core Equity Fund

Invesco International Growth Fund

Invesco Select Opportunities Fund

AIM Investment Funds (Invesco Investment Funds)

Invesco All Cap Market Neutral Fund

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodities Strategy Fund

Invesco Developing Markets Fund

Invesco Emerging Market Local Currency Debt Fund

Invesco Emerging Markets Equity Fund

Invesco Endeavor Fund

Invesco Global Health Care Fund

Invesco Global Infrastructure Fund

Invesco Global Market Neutral Fund

Invesco Global Markets Strategy Fund

Invesco Global Targeted Returns Fund

Invesco Greater China Fund

Invesco International Total Return Fund

Invesco Long/Short Equity Fund

Invesco Low Volatility Emerging Markets Fund

Invesco Macro International Equity Fund

Invesco Macro Long/Short Fund

Invesco MLP Fund

Invesco Multi-Asset Income Fund

Invesco Pacific Growth Fund

Invesco Select Companies Fund

Invesco Strategic Income Fund

Invesco Unconstrained Bond Fund

AIM Investment Securities Funds (Invesco Investment Securities Funds)

Invesco Corporate Bond Fund

Invesco Global Real Estate Fund

Invesco Government Money Market Fund

Invesco High Yield Fund

Invesco Real Estate Fund

Invesco Short Duration Inflation Protected Fund

Invesco Short Term Bond Fund

Invesco U.S. Government Fund

AIM Sector Funds (Invesco Sector Funds)

Invesco American Value Fund

Invesco Comstock Fund

Invesco Dividend Income Fund

Invesco Energy Fund

Invesco Gold & Precious Metals Fund

Invesco Mid Cap Growth Fund

Invesco Small Cap Value Fund

Invesco Technology Fund

Invesco Technology Sector Fund

Invesco Value Opportunities Fund

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Invesco High Yield Municipal Fund

Invesco Intermediate Term Municipal Income Fund

Invesco Municipal Income Fund

Invesco New York Tax Free Income Fund

Invesco Tax-Exempt Cash Fund

Invesco Limited Term Municipal Income Fund

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

Premier Portfolio

Premier Tax-Exempt Portfolio

Premier U.S. Government Money Portfolio

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund

Invesco V.I. American Value Fund

Invesco V.I. Balanced-Risk Allocation Fund

Invesco V.I. Comstock Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Core Plus Bond Fund

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Equally-Weighted S&P 500 Fund

Invesco V.I. Equity and Income Fund

Invesco V.I. Global Core Equity Fund

Invesco V.I. Global Health Care Fund

Invesco V.I. Global Real Estate Fund

Invesco V.I. Government Money Market Fund

Invesco V.I. Government Securities Fund

Invesco V.I. Growth and Income Fund

Invesco V.I. High Yield Fund

Invesco V.I. International Growth Fund

Invesco V.I. Managed Volatility Fund

Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. Mid Cap Growth Fund

Invesco V.I. S&P 500 Index Fund

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Technology Fund

Invesco V.I. Value Opportunities Fund

Invesco Management Trust

Invesco Conservative Income Fund

Invesco Senior Loan Fund

Short-Term Investments Trust

Government & Agency Portfolio

Government Tax Advantage Portfolio

Liquid Assets Portfolio

STIC Prime Portfolio

Tax-Free Cash Reserve Portfolio

Treasury Portfolio

PowerShares Actively Managed Exchange-Traded Fund Trust

PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

PowerShares Exchange-Traded Fund Trust II

PowerShares India Exchange-Traded Fund Trust

Please note that PowerShares Exchange-Traded Fund Trust is also distributed by Invesco Distributors, Inc., but is not included in this list because it is the registrant filing the N-1A.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH REGISTRANT	POSITIONS AND OFFICES WITH UNDERWRITER
Peter S. Gallagher	None	Director & President
Eric P. Johnson	None	Executive Vice President
Karen Dunn Kelly	None	Executive Vice President
Gursh Kundan	None	Executive Vice President
Ben Utt	None	Executive Vice President
Dan Draper	Principal Executive Officer & President	Senior Vice President
Eliot Honaker	None	Senior Vice President
LuAnn S. Katz	None	Senior Vice President
Lyman Missimer III	None	Senior Vice President
Greg J. Murphy	None	Senior Vice President
David J. Nardecchia	None	Senior Vice President, Director of Marketing Communications
Miranda O’Keefe	None	Senior Vice President & Chief Compliance Officer
Gary K. Wendler	None	Senior Vice President, Director of Marketing Research & Analysis
John M. Zerr	Chief Legal Officer	Senior Vice President, Chief Legal Officer and Secretary
Annette Lege	None	Treasurer
Mark Gregson	None	Chief Financial Officer
Robert Leveille	None	Senior Vice President & Chief Compliance Officer
Crissie Wisdom	Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer

*	The principal business address for all directors and executive officers is Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Item 33. Location of Accounts and Records.

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession at the offices, as applicable, of (1) the Registrant, (2) the Registrant’s investment adviser, (3) the Registrant’s custodian, and (4) the Registrant’s administrator.

1.	PowerShares Exchange-Traded Fund Trust

3500 Lacey Road, Suite 700

Downers Grove, Illinois 60515

2.	Invesco PowerShares Capital Management LLC

3500 Lacey Road, Suite 700

Downers Grove, Illinois 60515

3.	The Bank of New York

101 Barclay Street

New York, New York 10286

4.	The Bank of New York

101 Barclay Street

New York, New York 10286

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Downers Grove and State of Illinois, on the 25th day of August, 2016.

PowerShares Exchange-Traded Fund Trust

By:	/s/ Daniel E. Draper
Title:	Daniel E. Draper, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Daniel E. Draper	President	August 25, 2016
Daniel E. Draper

/s/ Steven Hill	Treasurer	August 25, 2016
Steven Hill

/s/ Anna Paglia	Secretary	August 25, 2016
Anna Paglia

* /s/ Kevin M. Carome	Trustee	August 25, 2016
Kevin M. Carome

* /s/ Ronn R. Bagge	Trustee	August 25, 2016
Ronn R. Bagge

* /s/ Todd J. Barre	Trustee	August 25, 2016
Todd J. Barre

* /s/ Marc M. Kole	Trustee	August 25, 2016
Marc M. Kole

* /s/ Yung Bong Lim	Trustee	August 25, 2016
Yung Bong Lim

* /s/ Philip M. Nussbaum	Trustee	August 25, 2016
Philip M. Nussbaum

*/s/ Gary R. Wicker	Trustee	August 25, 2016
Gary R. Wicker

* /s/ Donald H. Wilson	Chairman and Trustee	August 25, 2016
Donald H. Wilson

* By: /s/ Anna Paglia		August 25, 2016
Anna Paglia
Attorney-In-Fact

*	Anna Paglia signs this registration statement pursuant to powers of attorney with Post-Effective Amendments No. 239 and 243, which are incorporated by reference herein.

EXHIBIT LIST

(d) 1.	Amended and Restated Investment Advisory Agreement between the Registrant and Invesco PowerShares Capital Management LLC, for non-unitary fee Funds

2.	Amended and Restated Investment Advisory Agreement between the Registrant and Invesco PowerShares Capital Management LLC, for unitary fee Funds

3.	Amended and Restated Excess Expense Agreement between the Registrant and Invesco PowerShares Capital Management LLC

(e)	Amended and Restated Master Distribution Agreement between the Registrant and Invesco Distributors, Inc.

(h) 1.	Amended and Restated Fund Administration and Accounting Agreement between Registrant and The Bank of New York

3.	Form of Participant Agreement between Invesco Distributors, Inc., the Bank of New York and Participant

4.	Form of Sublicensing Agreement between the Registrant and Invesco PowerShares Capital Management LLC

(i)	Opinion and Consent of Counsel

(j)	Consent of Independent Registered Public Accounting Firm